UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08004

                         Aston Funds

(Exact name of registrant as specified in charter)

120 North LaSalle Street, 25th Floor

                             Chicago, IL 60602

(Address of principal executive offices) (Zip code)

Stuart D. Bilton, President

Aston Funds

120 North LaSalle Street, 25th Floor

                             Chicago, IL 60602

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 268-1400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report 2014

October 31, 2014

Class N, I & R Shares

Equity

Fixed Income

Alternative

International

Sector

Balanced

Aston Funds

Dear Fellow Shareholder:

Global investment markets exhibited surprising resiliency during the past 12 months, with most major markets generating gains for the year. This occurred despite concerns about equity market valuation, or fears of higher interest rates, slowing economic conditions in emerging markets, Europe and China, escalating tensions in the Ukraine and Middle East and uncertainties created by the Ebola epidemic.

As we entered the period, the unusually large gains global stock markets enjoyed during the prior year stimulated a vigorous debate about whether equity prices had become overvalued and were poised for a correction. Yet the U.S. stock market—despite a meaningful uptick in volatility—closed near an all-time high on October 31, 2014, supported by improving economic conditions, growing corporate profits and low interest rates. The large-cap S&P 500 Index gained 17.24%, with growth stocks leading value-oriented names. The technology-laden Nasdaq Composite Index advanced 19.58%, while the small-cap Russell 2000 Index returned 8.06%. Global equities posted healthy gains as well, with the MSCI World Index rising 8.67%, helped by better earnings results in many places, and easy monetary policies in Japan and the Eurozone, as well as increased economic stimulus in China.

Bonds, too, posted gains, despite widespread worries at the beginning of 2014 that they would suffer losses due to rising interest rates. Instead, the Federal Reserve’s commitment to keep borrowing costs near historically low levels, low inflation and periodic worries over various geopolitical tensions helped foster ongoing demand for fixed-income asset classes during much of the past year. The Barclays U.S. Aggregate Bond index rose 4.14%.

Regardless of what economic challenges may lie ahead, we remain confident that our talented and experienced investment managers will hold fast to their disciplined investment processes, and navigate the markets effectively for our shareholders.

We are pleased to present you with the Aston Funds annual report and appreciate your continued support of the Aston Funds family.

Sincerely,

Stuart D. Bilton

Chief Executive Officer and President

Aston Funds

The views expressed in this report reflect those of the portfolio managers only, through the end of the period covered and do not necessarily represent the views of Aston Funds or Aston Asset Management, LLC. Any such views are subject to change at any time based upon market or other conditions and Aston Funds and Aston Asset Management, LLC disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Aston Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Aston Fund.

Aston Funds

Large Cap Funds

ASTON/Cornerstone Large Cap Value Fund

ASTON/Herndon Large Cap Value Fund

ASTON/Montag & Caldwell Growth Fund

ASTON/TAMRO Diversified Equity Fund

Equity Income Funds

ASTON/River Road Dividend All Cap Value Fund

ASTON/River Road Dividend All Cap Value Fund II

Mid Cap Funds

ASTON/Fairpointe Mid Cap Fund

ASTON/Montag  & Caldwell Mid Cap Growth Fund

Small Cap Funds

ASTON/LMCG Small Cap Growth Fund

ASTON/River Road Independent Value Fund

ASTON/River Road Select Value Fund

ASTON/River Road Small Cap Value Fund

ASTON/Silvercrest Small Cap Fund

ASTON/TAMRO Small Cap Fund

Fixed Income Funds

ASTON/DoubleLine Core Plus Fixed Income Fund ASTON/TCH Fixed Income Fund

Alternative Funds

ASTON/Anchor Capital Enhanced Equity Fund

ASTON/Lake Partners LASSO Alternatives Fund

ASTON/River Road Long-Short Fund

International Funds

ASTON/Barings International Fund

ASTON/Guardian Capital Global Dividend Fund

ASTON/LMCG Emerging Markets Fund

ASTON/Pictet International Fund

Sector Fund

ASTON/Harrison Street Real Estate Fund

Balanced Fund

ASTON/Montag & Caldwell Balanced Fund

This report is submitted for general information to the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus which includes details regarding the funds’ objectives, policies, expenses and other information.

Aston Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312

Shareholder Services 800-992-8151  •  www.astonfunds.com

NOT FDIC INSURED   •   NO BANK GUARANTEE  •  MAY LOSE VALUE

Aston Funds

ASTON/Cornerstone Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
John Campbell, CFA; Rick van Nostrand, CFA; Cameron Clement, CFA; & Dean Morris, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Russell 1000 Value Index continued its recent multi-year run, posting a strong 16.46% return during a period of volatility. Our investment process focuses on valuation, as measured by Cornerstone Investment Partners’ proprietary valuation tool, paired with rigorous fundamental analysis. However, there are periods when short-term non-fundamental factors, such as price momentum, earnings estimate revisions, or oversized company-sponsored share repurchases drive market performance. During these periods, it is not uncommon for expensive stocks to outperform their more attractively valued peers. As disciplined investors, we continue to stick to our investment philosophy, which is simple, sensible and has proven its worth over the long-term.

Q.	What were the best performing holdings for the Fund during the period?

A.	Western Digital (+43.5%) was the best-performing position, as it also was during 2013. The market rewarded Western Digital for its continued growth and diversification, and improving fundamentals in the PC market supported increased valuations for component suppliers. Microsoft (+36.4%) was a strong performer. A combination of factors, including a new CEO, successful growth in cloud and subscription services, a refresh cycle for Windows, and PC market improvement led to the stock’s renewed performance. Norfolk Southern (+30.8%) also outperformed as investors rewarded the company for its strong position in energy-related merchandise (crude, sand), and intermodal operations, along with confidence that recent service issues were short-term in nature. In addition, improvements in U.S. manufacturing investment are expected to support further growth.

Q.	What were the weakest performing holdings?

A.	Mattel (-27.2%) was the weakest stock. It released weaker-than expected results, particularly for the Barbie and Fisher-Price brands. However, we believe the market is discounting the long-term stability and longevity of its brand positioning and we think that Mattel’s size and scale should allow it to continue to be a market leader. Bed Bath & Beyond (-12.9%) performed weakly behind market concerns around couponing and online competition. However, it recently rebounded behind strong same-store-sales and omnichannel initiatives. We believe that the market does not fully appreciate the company’s long-term stability, high free cash flow, and experienced management. Ensco (-24.0%) was also a large underperformer. Declining oil prices and a period of oversupply in the offshore drilling industry have led to price declines across the Energy sector. However, Ensco is well-positioned in the significantly more stable edges of the industry, and we see this dip as a short-term overreaction compared to a long-term business cycle shift. Ensco’s strong valuation opportunity reflects the unusually high level of near-term uncertainty in the Energy sector.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Our actively constructed 800 stock universe is trading at 86% of fair value based on our proprietary Fair Value Model. Within the universe, approximately 390 stocks still remain undervalued, with the median stock price trading near our fair value estimate. Generally speaking, the five-and-a-half-year bull market has put the overall market close to fair value. Nevertheless, we believe we are able to find attractive value in those companies that have shown long-term profitability, and this upcoming period is one where active security selection should help drive performance. Despite the market’s overall valuation level, our work indicates there are attractive values in the Technology and Industrial sectors, and we have increased our exposure. We continue to believe that volatile periods, when the stock prices diverge from the companies’ fundamental values, create compelling opportunities for long-term performance. We believe we are well-positioned for 2015 and beyond.

2

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	12.17%
Five Year	14.08%
Ten Year	7.83%
Since Inception	8.16%

Inception Date 01/04/93

Average Annual Total Returns - Class I

One Year	12.33%
Five Year	14.37%
Since Inception	7.40%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.49% and 1.24%, respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

Aston Funds

ASTON/Cornerstone Large Cap Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.91%

	Consumer Discretionary – 12.28%
95,410	Bed Bath & Beyond *	$6,424,909
137,750	Gap	5,219,347
168,987	Mattel	5,250,426
31,875	TRW Automotive Holdings *	3,230,531

		20,125,213

	Consumer Staples – 3.31%
71,025	Wal-Mart Stores	5,417,077

	Energy – 9.97%
52,200	Chevron	6,261,390
94,975	Ensco, Class A (United Kingdom)	3,855,035
35,075	Exxon Mobil	3,392,103
39,475	Royal Dutch Shell PLC, ADR	2,833,910

		16,342,438

	Financials – 17.89%
55,875	ACE (Switzerland)	6,107,138
75,300	Capital One Financial	6,232,581
105,250	Citigroup	5,634,032
104,800	JPMorgan Chase	6,338,304
149,725	Unum Group	5,009,799

		29,321,854

	Healthcare – 6.83%
76,150	Baxter International	5,341,161
54,325	Johnson & Johnson	5,855,149

		11,196,310

	Industrials – 20.40%
28,545	3M	4,389,365
42,350	Cummins	6,190,723
96,250	Emerson Electric	6,165,775

Shares		Market Value

	Industrials (continued)
45,775	Norfolk Southern	$5,064,546
56,475	Parker Hannifin	7,174,019
18,065	WW Grainger	4,458,442

		33,442,870

	Information Technology – 27.23%
22,810	Apple	2,463,480
231,875	Cisco Systems	5,673,981
206,500	EMC	5,932,745
157,225	Intel	5,347,222
134,325	Microsoft	6,306,559
162,775	Oracle	6,356,364
86,850	QUALCOMM	6,818,594
58,300	Western Digital	5,734,971

		44,633,916

	Total Common Stocks (Cost $151,083,987)	160,479,678

INVESTMENT COMPANY – 1.79%

2,937,292	BlackRock Liquidity Funds TempCash Portfolio	2,937,292

	Total Investment Company (Cost $2,937,292)	2,937,292

Total Investments – 99.70% (Cost $154,021,279)**		163,416,970

Net Other Assets and Liabilities – 0.30%		493,690

Net Assets – 100.00%		$163,910,660

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $154,102,609.

Gross unrealized appreciation	$12,119,292
Gross unrealized depreciation	(2,804,931)

Net unrealized appreciation	$9,314,361

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

3

Aston Funds

ASTON/Herndon Large Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Randell A. Cain, Jr., CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the past 12 months, the Russell 1000 Value Index increased 16.46%. The key drivers of this uptrend have been improving economic fundamentals in the U.S. economy and rising corporate profits. Market headwinds were brought on by political turmoil in the Middle East and Eastern Europe, slower growth in China and a stronger U.S. Dollar. Despite these headwinds, markets have continued to achieve new highs. We believe that the market is poised to continue this positive trend.

The Fund underperformed the Russell 1000 Value Index by more than 400 basis points (bps) during the period. Both stock selection and sector allocation were negative. The portfolio’s top performing sectors were Healthcare, Materials and Telecommunications, which all benefited from positive stock selection. The sectors with the greatest negative contribution to relative performance were Financials, Energy and Consumer Discretionary. Stock selection was negative for each of these sectors, which coupled with overweight positions in the Energy and Consumer Discretionary sectors, compounded their negative contribution.

Q.	What were the best performing holdings for the Fund during the period?

A.	The greatest individual stock performers during the period were Apple Inc. (+48% return), Endo International PLC (+44%) and Lockheed Martin Corp. (+48%). Apple is a holding from the Information Technology sector, Endo International is a holding from the Healthcare sector and Lockheed Martin is a holding from the Industrials sector.
Q.	What were the weakest performing holdings?

A.	The weakest individual stock performers over the period were SM Energy Co. (-37% return), Oasis Petroleum Inc. (-35%) and Coach Inc. (-28%). SM Energy and Oasis Petroleum, both oil and gas explorer and producers, are holdings from the Energy sector. Coach is a holding from the Consumer Discretionary sector.

Q.	How was the Fund positioned as of October 31, 2014?

A.	As of October 31, 2014, the Fund was overweight in the Energy, Information Technology, Materials and Consumer Staples sectors. The underweight sectors were Financials, Utilities, Healthcare and Telecommunications. From a portfolio construction standpoint, the Fund traditionally and currently has similar earnings growth and higher return on equity metrics coupled with lower valuation multiples than our benchmark, the Russell 1000 Value Index. We believe that continuing to maintain this relationship over time should yield a better than average return over the long-run.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

1 Year	11.67%
Since Inception	12.44%

Inception Date 03/31/10

Average Annual Total Returns - Class I

1 Year	11.94%
Since Inception	11.75%

Inception Date 03/02/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

4

Aston Funds

ASTON/Herndon Large Cap Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.93%

	Consumer Discretionary – 6.82%
38,737	Ross Stores	$3,126,851
73,564	TJX	4,658,072
37,315	Yum! Brands	2,680,336

		10,465,259

	Consumer Staples – 8.79%
88,490	Altria Group	4,277,607
58,994	Campbell Soup	2,605,765
55,795	Colgate-Palmolive	3,731,570
32,340	Philip Morris International	2,878,583

		13,493,525

	Energy – 20.18%
33,051	Apache	2,551,537
72,503	Atwood Oceanics *	2,947,247
40,869	ConocoPhillips	2,948,698
50,465	Continental Resources *	2,844,712
31,629	Exxon Mobil	3,058,841
47,977	Marathon Petroleum	4,361,109
110,531	Oasis Petroleum *	3,311,509
51,179	Oil States International *	3,057,433
47,622	SM Energy	2,681,119
63,973	Valero Energy	3,204,408

		30,966,613

	Financials – 21.11%
65,391	Aflac	3,905,804
99,862	Apartment Investment & Management, Class A, REIT	3,574,061
79,606	CBOE Holdings	4,691,978
66,101	Discover Financial Services	4,215,922
72,143	Eaton Vance	2,657,027
39,803	McGraw-Hill	3,601,375
35,183	Moody’s	3,491,209
93,116	Nationstar Mortgage Holdings *	3,270,234
62,548	Waddell & Reed Financial, Class A	2,986,042

		32,393,652

Shares		Market Value
	Healthcare – 8.65%
23,811	AmerisourceBergen	$2,033,698
36,249	Gilead Sciences *	4,059,888
77,474	Mylan *	4,148,733
23,100	United Therapeutics *	3,025,407

		13,267,726

	Industrials – 11.09%
33,051	Caterpillar	3,351,702
8,530	Copa Holdings SA, Class A (Panama)	997,328
26,654	Lockheed Martin	5,079,453
35,894	Rockwell Collins	3,020,480
28,786	United Parcel Service, Class B	3,019,939
24,877	Verisk Analytics, Class A *	1,551,081

		17,019,983

	Information Technology – 13.39%
52,241	Apple	5,642,028
18,480	International Business Machines	3,038,112
87,780	Microsoft	4,121,271
45,845	Western Digital	4,509,773
190,840	Western Union	3,236,646

		20,547,830

	Materials – 5.95%
11,728	CF Industries Holdings	3,049,280
30,208	LyondellBasell Industries NV, Class A, (Netherlands)	2,767,959
8,530	Newmarket	3,309,725

		9,126,964

	Telecommunication Services – 1.05%
31,985	Verizon Communications	1,607,246

	Utilities – 0.90%
97,730	AES	1,375,061

	Total Common Stocks (Cost $131,056,956)	150,263,859

INVESTMENT COMPANY – 2.24%

3,437,188	BlackRock Liquidity Funds TempCash Portfolio	3,437,188

	Total Investment Company (Cost $3,437,188)	3,437,188

Total Investments – 100.17% (Cost $134,494,144)**		153,701,047

Net Other Assets and Liabilities – (0.17)%		(256,001)

Net Assets – 100.00%		$153,445,046

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $134,767,591.

Gross unrealized appreciation	$23,569,565
Gross unrealized depreciation	(4,636,109)

Net unrealized appreciation	$18,933,456

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

5

Aston Funds

ASTON/Montag & Caldwell Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Ronald E. Canakaris, CFA, CIC

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund benefited from an overweight allocation to Healthcare and underweight positions in the Consumer Discretionary and Energy sectors. The biggest detractor from results relative to the Russell 1000 Growth Index was not owning Apple, which was the largest position in the Russell 1000 Growth Index. Apple rose just under 48% for the year ending October 31, 2014 as investors eagerly anticipated the release of the iPhone 6. While Apple has been undervalued in our work, we continue to have questions about the company’s ability to sustain an above average earnings growth rate due to the absolute size of the company and the already sizable market penetration of its main products. The Fund’s cash reserve also detracted from relative results, as the equity markets were strong over the period.

Q.	What were the best performing holdings for the Fund during the period?

A.	Allergan was the Fund’s top performing stock as the company is benefiting from approval of new indications for its Botox franchise and the company has marketing exclusivity for Restasis through 2024. Gilead Sciences rose strongly after the company launched Solvaldi, the company’s Hepatitis C treatment. AmerisourceBergen gained on positive results from its partnership with Walgreens and Alliance Boots. Biogen had another year of strong gains as Tecfidera, the company’s oral treatment for multiple sclerosis (MS), received European approval for launch and the company has several promising products in development. Union Pacific enjoyed strong gains, as the company is benefiting from secular rail pricing power and margin improvements driven by ongoing productivity initiatives.
Q.	What were the weakest performing holdings?

A.	Occidental Petroleum was the biggest detractor from relative performance, as Energy was the worst performing sector over the period. The weighting was reduced during the period because the weak oil price environment could complicate efforts to reduce the company’s exposure in the Middle East and pressure the valuation of the California Resources spin-off. Walgreens sold off in early August after the company provided disappointing earnings guidance related to Medicare reimbursement pressures and generic drug inflation. Ralph Lauren was essentially unchanged during the period, lagging the market as ongoing heavy investments in stores, infrastructure and technology have depressed earnings growth. Starbucks declined slightly during the period following the previous year’s strong gains as the price/earnings multiple compressed due to a slowdown in same store sales comparisons. eBay was weak during the period and was eliminated from the Fund as weakness in the Marketplaces division weighed on investor sentiment.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Because the high quality growth stocks in the Fund are reasonably valued and have sound earnings prospects, we believe they will do relatively well in a more volatile environment, which may occur as quantitative easing ends in the United States. Longer term, the Fund is well positioned to benefit from the ongoing synchronized global recovery as these companies have strong global franchises and in most cases derive 40% or more of their earnings from international markets. We have a moderate amount of buying reserves that will enable us to take advantage of better opportunities that may appear as share prices respond to free market forces.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	10.98%
Five Year	12.64%
Ten Year	7.87%
Since Inception	9.25%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	11.26%
Five Year	12.93%
Ten Year	8.15%
Since Inception	7.77%

Inception Date 06/28/96

Average Annual Total Returns - Class R

One Year	10.74%
Five Year	12.36%
Ten Year	7.62%
Since Inception	7.70%

Inception Date 12/31/02

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N, Class I and Class R shares are 1.05%, 0.80% and 1.30% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

6

Aston Funds

ASTON/Montag & Caldwell Growth Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 93.17%

	Consumer Discretionary – 10.25%
704,800	NIKE, Class B	$65,525,256
83,355	Priceline.com *	100,543,634
481,493	Ralph Lauren	79,369,306
1,622,400	Starbucks	122,588,544
881,700	TJX Companies	55,829,244

		423,855,984

	Consumer Staples – 22.17%
1,757,100	Colgate-Palmolive	117,514,848
690,400	Costco Wholesale	92,078,648
1,720,600	Estee Lauder, Class A	129,354,708
4,332,200	Mondelez International, Class A	152,753,372
1,986,400	PepsiCo	191,032,088
1,477,900	Procter & Gamble	128,976,333
1,643,800	Walgreen	105,564,836

		917,274,833

	Energy – 4.22%
622,300	Occidental Petroleum	55,341,139
1,206,400	Schlumberger	119,023,424

		174,364,563

	Financials – 6.89%
1,499,000	American Express	134,835,050
1,020,165	State Street	76,981,651
1,382,600	Wells Fargo & Co	73,402,234

		285,218,935

	Healthcare – 25.11%
3,079,300	Abbott Laboratories	134,226,687
642,251	Allergan	122,066,225
1,181,500	AmerisourceBergen	100,911,915
507,873	Biogen Idec *	163,067,863

Shares		Market Value

	Healthcare (continued)
1,873,900	Gilead Sciences *	$209,876,800
866,261	McKesson	176,206,150
1,125,100	Thermo Fisher Scientific	132,278,007

		1,038,633,647

	Industrials – 9.84%
4,778,700	General Electric	123,338,247
688,400	Union Pacific	80,164,180
1,231,700	United Parcel Service, Class B	129,217,647
301,354	WW Grainger	74,374,167

		407,094,241

	Information Technology – 11.17%
953,200	Accenture PLC, Class A (Ireland)	77,323,584
663,800	Facebook, Class A *	49,778,362
219,463	Google, Class A *	124,626,454
778,900	QUALCOMM	61,151,439
618,692	Visa, Class A	149,370,810

		462,250,649

	Materials – 3.52%
1,264,600	Monsanto	145,479,584

	Total Common Stocks (Cost $3,168,493,351)	3,854,172,436

INVESTMENT COMPANY – 6.08%

251,494,763	BlackRock Liquidity Funds TempCash Portfolio	251,494,763

	Total Investment Company (Cost $251,494,763)	251,494,763

Total Investments – 99.25% (Cost $3,419,988,114)**		4,105,667,199

Net Other Assets and Liabilities – 0.75%		31,000,697

Net Assets – 100.00%		$4,136,667,896

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,422,929,368.

Gross unrealized appreciation	$710,302,082
Gross unrealized depreciation	(27,564,251)

Net unrealized appreciation	$682,737,831

See accompanying Notes to Financial Statements.

7

Aston Funds

ASTON/TAMRO Diversified Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Philip D. Tasho, CFA & Timothy A. Holland, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The fiscal year ended October 31, 2014 was a year with above-average returns for large cap stocks and modest returns for small caps. The economic environment was accommodative to investors with robust monetary policy offsetting fiscal policy constraints of higher taxes and regulations. Inflation was negligible and interest rates remained at historic lows. While the U.S. economy may not be growing at warp speed, it seems to be easily outdistancing many of its peers. Absolute returns were strong, but the Fund lagged its benchmark, the Russell 1000 Index, due to weak stock selection in the Consumer Discretionary and Financials sectors. While U.S. consumers have significantly improved their financial profile following the Great Recession, spending remains modest relative to previous recoveries and evolving e-commerce offerings have upended traditional spending patterns. At the same time, the new regulatory construct continues to weigh on returns within Financial Services. We are approaching both sectors more judiciously as we work to differentiate between the long-term winners and losers in these two very important segments of our economy.

Q.	What were the best performing holdings for the Fund during the period?

A.	The three holdings that contributed the most to performance were American Airlines Group, Gilead Sciences and Allergan. American Airlines benefitted from improving industry fundamentals, better capacity utilization and progress in the integration of US Airways. Gilead Sciences, which develops and commercializes innovative therapeutics for patients suffering from life-threatening diseases, saw strong results from the launch of a Hepatitis C treatment. While revenues and earnings were strong, Allergan shares moved higher primarily due to a hostile takeover attempt by Valeant Pharmaceuticals.
Q.	What were the weakest performing holdings?

A.	Ocwen Financial, Best Buy and Amazon.com were the biggest detractors from portfolio performance during the year. Mortgage servicer Ocwen Financial was impacted by New York regulator’s decision to halt the onboarding of mortgage servicing rights from Wells Fargo and higher operating costs. Increased competition led to sales shortfalls and margin compression for retailer Best Buy. Investors in Amazon.com were disappointed by slowing revenue growth and continued capital investments on infrastructure and content that negatively impacted earnings.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Our investment process focuses on individual, bottom-up stock selection to identify companies that we believe possess a sustainable competitive advantage and are attractively valued. These companies also fit into one of three fundamental categories: Leaders, Laggards and Innovators. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level. The best performing sectors in the Fund last year, Healthcare and Information Technology, represent the largest sector weights at year end. We have maintained our focus on “buying the best when they’re depressed,” as Leaders and Innovators now comprise 90% of the portfolio, their greatest representation since the Fund’s inception. With a goal of identifying the large cap companies of tomorrow, we seek to invest in best-in-class companies down the market cap spectrum. We took advantage of attractive valuations in small cap, increasing the portfolio’s investments in small and mid-cap companies to 22%. From a macro perspective, we don’t expect much change in trend. The U.S. economy should continue its slow and steady recovery, while nominally tighter monetary policy should be offset by historically low interest rates and lower energy prices. Moving forward, a portfolio of well-capitalized, well-positioned companies should resonate in a still tepid environment.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	15.10%
Five Year	15.29%
Ten Year	8.18%
Since Inception	6.97%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year	15.40%
Since Inception	15.46%

Inception date 03/02/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I shares are 1.46% and 1.21% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

8

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.47%

	Consumer Discretionary – 13.20%
5,221	Amazon.com *	$1,594,808
19,263	CarMax *	1,076,994
8,557	Grand Canyon Education *	409,880
8,450	Home Depot	824,044
33,915	Live Nation Entertainment *	881,790
13,912	Macy’s	804,392
412	NVR *	505,763
10,884	Red Robin Gourmet Burgers *	598,293

		6,695,964

	Consumer Staples – 12.39%
24,489	Coca-Cola	1,025,599
11,356	Constellation Brands, Class A *	1,039,528
6,667	Keurig Green Mountain	1,011,717
14,564	Nu Skin Enterprises, Class A	769,416
13,273	Sysco	511,541
16,300	United Natural Foods *	1,108,726
12,702	Walgreen	815,722

		6,282,249

	Energy – 6.38%
14,785	Continental Resources *	833,430
14,211	Kinder Morgan	549,966
4,757	Occidental Petroleum	423,040
6,800	Phillips 66	533,800
13,134	Range Resources	898,366

		3,238,602

	Financials – 15.02%
11,292	American Express	1,015,715
21,442	American International Group	1,148,648
11,718	American Tower, REIT	1,142,505
31,668	Bank of the Ozarks	1,115,980

Shares		Market Value

	Financials (continued)
8,066	Berkshire Hathaway, Class B *	$1,130,531
20,389	Citigroup	1,091,423
15,356	Portfolio Recovery Associates *	971,267

		7,616,069

	Healthcare – 16.67%
2,926	Allergan	556,116
12,814	DaVita HealthCare Partners *	1,000,389
23,689	DexCom *	1,064,821
9,549	Edwards Lifesciences *	1,154,665
13,165	Express Scripts *	1,011,335
18,288	Gilead Sciences *	2,048,256
1,624	Intuitive Surgical *	805,179
7,581	Johnson & Johnson	817,080

		8,457,841

	Industrials – 16.11%
16,128	Advisory Board *	865,590
32,507	American Airlines Group	1,344,165
7,350	Boeing	918,089
15,425	Chicago Bridge & Iron (Netherlands)	842,822
13,916	Cintas	1,019,208
14,434	Colfax *	784,921
10,791	Danaher	867,596
9,227	Middleby *	816,590
9,714	Spirit Airlines *	710,191

		8,169,172

	Information Technology – 16.43%
3,936	Baidu, SP ADR *	939,799
38,315	Cisco Systems	937,568
16,677	Facebook, Class A *	1,250,608
945	Google, Class A *	536,637
945	Google, Class C *	528,331
25,370	Hewlett-Packard	910,276
16,848	Pandora Media *	324,829
12,747	QUALCOMM	1,000,767
16,564	Seagate Technology (Ireland)	1,040,716
18,779	Yahoo! *	864,773

		8,334,304

	Materials – 3.27%
3,636	CF Industries Holdings	945,360
6,202	Monsanto	713,478

		1,658,838

	Total Common Stocks (Cost $35,903,682)	50,453,039

See accompanying Notes to Financial Statements.

9

Aston Funds

ASTON/TAMRO Diversified Equity Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 0.77%

392,168	BlackRock Liquidity Funds TempCash Portfolio	$392,168

	Total Investment Company (Cost $392,168)	392,168

Total Investments – 100.24% (Cost $36,295,850)**		50,845,207

Net Other Assets and Liabilities – (0.24)%		(123,784)

Net Assets – 100.00%		$50,721,423

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $36,357,118.

Gross unrealized appreciation	$14,937,371
Gross unrealized depreciation	(449,282)

Net unrealized appreciation	$14,488,089

REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

10

Aston Funds

ASTON/River Road Dividend All Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

Over the last 12 months, the most significant market factor affecting absolute performance was the Federal Reserve’s tapering of quantitative easing and the resulting volatility in interest rates. Additionally, according to Ned Davis Research*, among S&P 500 companies, performance declined as dividend yield increased, creating a significant relative headwind for a dividend-oriented strategy. The Industrials sector had the highest positive impact on relative results, primarily due to strong stock selection. The Consumer Discretionary sector accounted for the majority of the underperformance due to weak stock selection and an overweight allocation.

Q.	What were the best performing holdings for the Fund during the period?

The two holdings with the largest positive contribution to the Fund’s total return were Intel Corp., the world’s largest semiconductor company, and Dr. Pepper Snapple Group, Inc., the #3 North American beverage company. Intel’s shares surged on positive quarterly results and a $20 billion increase to its share repurchase plan. Management credited an improving economy, the PC refresh cycle, form factor innovation, and the Windows XP transition for the strong top-line results. Dr. Pepper shares rallied throughout the year, as buyout rumors swirled and were further boosted by results that surpassed Wall Street’s expectations. We reduced the position multiple times over the period at a premium to River Road’s assessed Absolute Value.

Q.	What were the weakest performing holdings?

The two holdings with the lowest contribution to the Fund’s total return during the period were Staples, Inc., a leading office products retailer, and Ensco plc, a global offshore drilling contractor. In the spring, Staples reported disappointing results driven by the continued deterioration of the company’s retail segment. Ensco shares slumped as the supply/demand dynamic for offshore drilling rigs weakened further. Compounding the issue further, the firm continues to invest in new rigs despite the oversupply, reducing the expected free cash flow, and bringing the affordability of the dividend into question. In both cases, our conviction declined, and we reduced and ultimately eliminated the positions due to accumulated unrealized losses.

Q.	How was the Fund positioned as of October 31, 2014?

The overall positioning of the Fund changed modestly over the period. The Fund remains significantly overweight in Consumer stocks, both Staples and Discretionary, and significantly underweight in Financials and Healthcare. The underweight in Energy decreased meaningfully from -724 basis points (bps) to -141 bps versus the Russell 3000 Value Index benchmark, a combination of additions to the Fund and a decline in the benchmark weight. Turnover increased as we dealt with numerous overvalued positions and the average yield of Fund holdings increased marginally. We were pleased to see that the Fund largely behaved as expected over the duration of the brief pullback in October and were equally pleased with the participation in the sharp recovery. Valuations present an ongoing challenge that we will continue to manage, but as we move through Q3 earnings season, we are evaluating our conviction around numerous positions and suspect this may prompt action to reduce riskier positions as well.

*	Ned Davis Research, Inc., examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2014.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	9.89%
Five Year	15.64%
Since Inception	8.65%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	10.18%
Five Year	15.94%
Since Inception	6.44%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

11

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.67%

	Consumer Discretionary – 14.43%
442,663	Bob Evans Farms	$21,624,088
479,020	Cinemark Holdings	16,918,986
422,284	Hasbro	24,293,999
399,145	Kohl’s	21,641,642
588,773	National CineMedia	9,361,491
242,588	Omnicom Group	17,432,374
605,297	Shaw Communications, Class B (Canada)	15,544,027
303,654	Target	18,771,890
499,861	Thomson Reuters (Canada)	18,604,826

		164,193,323

	Consumer Staples – 13.04%
213,573	Dr Pepper Snapple Group	14,789,930
138,569	Energizer Holdings	16,995,488
190,648	Kimberly-Clark	21,785,347
296,032	Molson Coors Brewing, Class B	22,018,860
130,761	PepsiCo	12,575,285
115,385	Procter & Gamble	10,069,649
610,157	Sysco	23,515,451
395,705	Unilever, SP ADR (Great Britain)	15,919,212
141,574	Wal-Mart Stores	10,797,849

		148,467,071

	Energy – 10.33%
190,839	Chevron	22,891,138
509,185	Memorial Production Partners LP	10,657,242
299,323	National-Oilwell Varco	21,742,823
361,394	Occidental Petroleum	32,138,768
196,234	Transmontaigne Partners LP	7,348,963
442,106	Williams Partners LP	22,790,564

		117,569,498

Shares		Market Value

	Financials – 17.92%
30,069	BlackRock	$10,256,837
269,310	CME Group	22,570,871
357,096	Compass Diversified Holdings	6,588,421
551,884	CyrusOne, REIT	15,071,952
459,572	Geo Group, REIT	18,355,306
984,253	Iron Mountain, REIT	35,501,992
170,213	PartnerRe (Bermuda)	19,691,942
368,487	PNC Financial Services Group	31,833,592
436,927	Sabra Health Care, REIT	12,483,004
542,001	U.S. Bancorp	23,089,243
161,700	Wells Fargo	8,584,653

		204,027,813

	Healthcare – 5.09%
131,197	Becton, Dickinson	16,885,054
448,089	Owens & Minor	14,930,325
411,342	Quest Diagnostics	26,103,763

		57,919,142

	Industrials – 9.08%
182,619	ABM Industries	5,047,589
741,336	ADT	26,569,482
741,486	Aircastle (Bermuda)	14,147,552
259,756	Emerson Electric	16,639,969
457,409	Republic Services	17,564,506
223,372	United Parcel Service, Class B	23,433,957

		103,403,055

	Information Technology – 13.16%
229,843	CSG Systems International	6,093,138
973,060	Intel	33,093,771
306,080	j2 Global	16,555,867
818,452	Microsoft	38,426,321
133,183	Motorola Solutions	8,590,304
358,558	QUALCOMM	28,150,389
1,110,949	Western Union	18,841,695

		149,751,485

	Materials – 4.33%
298,559	Bemis	11,485,565
130,409	Compass Minerals International	11,173,443
145,739	Innophos Holdings	8,307,123
427,349	Myers Industries (a)	6,384,594
220,700	Nucor	11,931,042

		49,281,767

	Telecommunication Services – 6.11%
116,861	Atlantic Tele-Network	7,851,891
583,719	Rogers Communications, Class B (Canada)	21,977,020
619,271	Verizon Communications	31,118,368
260,027	Vodafone Group, SP ADR (Great Britain)	8,638,097

		69,585,376

See accompanying Notes to Financial Statements.

12

Aston Funds

ASTON/River Road Dividend All Cap Value Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	Utilities – 4.18%
310,550	AmeriGas Partners LP	$14,331,883
479,849	National Fuel Gas	33,219,946

		47,551,829

	Total Common Stocks (Cost $882,209,913)	1,111,750,359

Total Investments – 97.67% (Cost $881,023,986)*		1,111,750,359

Net Other Assets and Liabilities – 2.33%		26,508,586

Net Assets – 100.00%		$1,138,258,945

*	Aggregate cost for Federal income tax purposes is $880,652,538.

Gross unrealized appreciation	$245,582,774
Gross unrealized depreciation	(14,484,953)

Net unrealized appreciation	$231,097,821

(a)	This security has been determined by the Subadviser to be an illiquid security. At October 31, 2014, this security amounted to $6,384,594 or 0.56% of net assets.

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

13

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II

Portfolio Manager Commentary (unaudited)	October 31, 2014

Henry W. Sanders, III, CFA; Thomas S. Forsha, CFA & James C. Shircliff, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Over the last 12 months, the most significant market factor affecting absolute performance was the Federal Reserve’s tapering of quantitative easing and the resulting volatility in interest rates. Additionally, according to Ned Davis Research*, among S&P 500 companies, performance declined as dividend yield increased, creating a significant relative headwind for a dividend-oriented strategy. The Industrials sector had the highest positive impact on relative results, primarily due to strong stock selection. The Consumer Discretionary sector accounted for the majority of the underperformance due to weak stock selection and an overweight allocation.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to the Fund’s total return were Intel Corp., the world’s largest semiconductor company, and Dr. Pepper Snapple Group, Inc., the #3 North American beverage company. Intel’s shares surged on positive quarterly results and a $20 billion increase to its share repurchase plan. Management credited an improving economy, the PC refresh cycle, form factor innovation, and the Windows XP transition for the strong top-line results. Dr. Pepper shares rallied throughout the year, as buyout rumors swirled and were further boosted by results that surpassed Wall Street’s expectations. We reduced the position multiple times over the period at a premium to River Road’s assessed Absolute Value.

Q.	What were the weakest performing holdings?

A.	The two holdings with the lowest contribution to the Fund’s total return during the period were Staples, Inc., a leading office products retailer, and Ensco plc, a global offshore drilling contractor. In the spring, Staples reported disappointing results driven by the continued deterioration of the company’s retail segment.
Ensco shares slumped as the supply/demand dynamic for offshore drilling rigs weakened further. Compounding the issue further, the firm continues to invest in new rigs despite the oversupply, reducing the expected free cash flow, and bringing the affordability of the dividend into question. In both cases, our conviction declined, and we reduced and ultimately eliminated the positions due to accumulated unrealized losses.

Q.	How was the Fund positioned as of October 31, 2014?

A.	The overall positioning of the Fund changed modestly over the period. The Fund remains significantly overweight in Consumer stocks, both Staples and Discretionary, and significantly underweight in Financials and Healthcare. The underweight in Energy decreased meaningfully from -724 basis points (bps) to -141 bps versus the Russell 3000 Value Index benchmark, a combination of additions to the Fund and a decline in the benchmark weight. Turnover increased as we dealt with numerous overvalued positions and the average yield of Fund holdings increased marginally. We were pleased to see that the Fund largely behaved as expected over the duration of the brief pullback in October and were equally pleased with the participation in the sharp recovery. Valuations present an ongoing challenge that we will continue to manage, but as we move through Q3 earnings season, we are evaluating our conviction around numerous positions and suspect this will prompt action to reduce riskier positions as well.

*	Ned Davis Research, Inc., examined S&P 500 Stock Constituents ranked by quartiles (Dividend Yield) for the twelve months ended October 31, 2014.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One-Year	10.46%
Since Inception	17.58%

Inception Date 06/27/12

Average Annual Total Returns - Class I

One Year	10.73%
Since Inception	17.86%

Inception Date 06/27/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

14

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 97.34%

	Consumer Discretionary – 14.43%
52,083	Bob Evans Farms	$2,544,255
59,587	Cinemark Holdings	2,104,613
51,795	Hasbro	2,979,766
49,524	Kohl’s	2,685,191
31,535	Omnicom Group	2,266,105
74,656	Shaw Communications, Class B (Canada)	1,917,166
37,788	Target	2,336,054
62,345	Thomson Reuters (Canada)	2,320,481

		19,153,631

	Consumer Staples – 14.05%
26,842	Dr Pepper Snapple Group	1,858,808
17,217	Energizer Holdings	2,111,665
23,557	Kimberly-Clark	2,691,858
36,056	Molson Coors Brewing, Class B	2,681,845
16,523	PepsiCo	1,589,017
15,189	Procter & Gamble	1,325,544
78,418	Sysco	3,022,230
51,155	Unilever, SP ADR (Great Britain)	2,057,966
17,099	Wal-Mart Stores	1,304,141

		18,643,074

	Energy – 10.21%
24,495	Chevron	2,938,175
41,278	Memorial Production Partners LP	863,949
38,421	National-Oilwell Varco	2,790,901
46,476	Occidental Petroleum	4,133,111
54,852	Williams Partners LP	2,827,621

		13,553,757

	Financials – 16.16%
3,795	BlackRock	1,294,512
33,154	CME Group	2,778,637

Shares		Market Value

	Financials (continued)
56,364	Geo Group, REIT	$2,251,178
126,778	Iron Mountain, REIT	4,572,885
20,659	PartnerRe (Bermuda)	2,390,040
47,326	PNC Financial Services Group	4,088,493
69,940	U.S. Bancorp	2,979,444
20,485	Wells Fargo	1,087,549

		21,442,738

	Healthcare – 5.43%
16,162	Becton, Dickinson	2,080,049
52,832	Owens & Minor	1,760,362
52,904	Quest Diagnostics	3,357,288

		7,197,699

	Industrials – 9.22%
23,674	ABM Industries	654,349
94,334	ADT	3,380,931
61,118	Aircastle (Bermuda)	1,166,131
30,161	Emerson Electric	1,932,114
57,985	Republic Services	2,226,624
27,428	United Parcel Service, Class B	2,877,471

		12,237,620

	Information Technology – 13.66%
124,382	Intel	4,230,232
34,789	j2 Global	1,881,737
106,037	Microsoft	4,978,437
17,135	Motorola Solutions	1,105,207
45,697	QUALCOMM	3,587,671
138,285	Western Union	2,345,314

		18,128,598

	Materials – 3.69%
35,863	Bemis	1,379,650
16,735	Compass Minerals International	1,433,855
11,110	Innophos Holdings	633,270
26,895	Nucor	1,453,944

		4,900,719

	Telecommunication Services – 5.90%
73,531	Rogers Communications, Class B (Canada)	2,768,442
79,738	Verizon Communications	4,006,835
31,682	Vodafone Group, SP ADR (Great Britain)	1,052,476

		7,827,753

	Utilities – 4.59%
39,211	AmeriGas Partners LP	1,809,588
61,737	National Fuel Gas	4,274,053

		6,083,641

	Total Common Stocks (Cost $115,876,963)	129,169,230

See accompanying Notes to Financial Statements.

15

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 2.33%

3,086,058	BlackRock Liquidity Funds TempCash Portfolio	$3,086,058

	Total Investment Company (Cost $3,086,058)	3,086,058

Total Investments – 99.67% (Cost $118,963,021)*		132,255,288

Net Other Assets and Liabilities – 0.33%		441,665

Net Assets – 100.00%		$132,696,953

*	Aggregate cost for Federal income tax purposes is $118,958,469.

Gross unrealized appreciation	$14,944,562
Gross unrealized depreciation	(1,647,743)

Net unrealized appreciation	$13,296,819

LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

16

Aston Funds

ASTON/Fairpointe Mid Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Thyra E. Zerhusen; Marie L. Lorden & Mary L. Pierson

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	In the first half of the year, equity market valuations went up as investors focused on the improving U.S. economy and increasing corporate earnings. The markets became choppier in the second half of the year as geopolitical events and world tensions escalated. We utilized the market volatility to trim or sell holdings which met our valuation targets and used the cash to buy stocks of companies with strong long-term fundamentals that had become undervalued in the market. Stock selection was the most important factor in the Fund’s performance with 70% of the holdings in positive territory during the year. One holding, Forest Laboratories, Inc. was acquired by Actavis plc, which also contributed to the positive performance. Class N Shares of the Fund returned 13.32% compared to the S&P MidCap 400 Index return of 11.65%.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s top contributors to performance were Alcoa Inc., United States Steel Corp., and Edwards Lifesciences Corp. Alcoa is the largest global aluminum producer generating ten percent of the world’s aluminum, with a leading position in the automotive and aerospace industries. The stock came under selling pressure after being eliminated from the Dow Jones Industrial Average allowing us an attractive entry point. United States Steel Corporation, an integrated steel producer of flat-rolled and tubular products, is in the midst of a multi-year plan to realign operations and reduce costs. Edwards Lifesciences, a previously-owned stock purchased back into the Fund, is the leading manufacturer of tissue heart valves. The company started shipping a new heart valve in the United States and the stock price was up significantly as a result.
Q.	What were the weakest performing holdings?

A.	Our weakest performing stocks this year included Cree, Inc., a producer of semiconductors and LED (light-emitting diode) components, LED chips and LED lighting products. A top performer in 2013, we believe Cree will grow significantly over the next several years as LED lighting is more widely adopted. McDermott International, Inc., a global engineering and construction company serving offshore oil and gas markets, was also down during the year. McDermott’s strategic move into subsea services has been plagued with execution issues. The company’s new CEO is addressing these issues, building the management team and changing the company’s culture. Financial restructuring in the spring of 2014 has prefunded the company’s capital needs for the next two years. Owens Corning, a world leader in glass fiber technology, was also down during the year. Results in the first half of 2014 were negatively impacted by severe weather in the United States and an excess inventory of roofing materials. We believe the company will benefit from increased U.S. residential and commercial construction as the economy continues to improve.

Q.	How was the Fund positioned as of October 31, 2014?

A.	We continue to take a long-term approach as we position the Fund in focused companies that trade at attractive valuations. We actively rebalance the portfolio on a stock by stock basis to keep the overall valuation attractive relative to the Fund’s benchmark and the S&P 500 Index.

We are cautiously positive on the market with manufacturing returning to North America as companies align their production closer to demand to take advantage of lower transportation and energy costs and a more favorable labor environment. As capacity utilization in the United States increases, we look for additional capital spending and subsequent growth throughout the economy.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	13.32%
Five Year	18.86%
Ten Year	11.54%
Since Inception	13.16%

Inception Date 09/19/94

Average Annual Total Returns - Class I

One Year	13.61%
Five Year	19.16%
Ten Years	11.82%
Since Inception	11.12%

Inception Date 07/06/04

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.12% and 0.87% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

17

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 93.67%

	Consumer Discretionary – 23.18%
651,000	BorgWarner	$37,120,020
5,278,900	Cooper Tire & Rubber	170,033,369
2,812,200	DeVry	136,138,602
3,517,500	Gannett	110,801,250
6,394,300	Interpublic Group	123,985,477
935,000	Lear	86,487,500
5,039,700	Mattel	156,583,479
10,751,254	New York Times, Class A	138,046,101
2,611,898	Scholastic	90,920,169
16,213,900	Staples	205,592,252
5,616,322	Time *	126,872,714

		1,382,580,933

	Consumer Staples – 2.98%
1,340,500	Bunge	118,835,325
790,850	Molson Coors Brewing, Class B	58,823,423

		177,658,748

	Energy – 4.64%
2,848,192	FMC Technologies *	159,612,680
10,539,800	McDermott International *	40,472,832
2,563,500	Transocean Ltd. (Switzerland)	76,469,205

		276,554,717

	Financials – 6.82%
1,347,900	Cincinnati Financial	68,028,513
1,650,085	Eaton Vance	60,772,631
1,963,400	Northern Trust	130,173,420
2,631,900	Raymond James Financial	147,728,547

		406,703,111

Shares		Market Value

	Healthcare – 8.20%
1,257,719	Charles River Laboratories *	$79,437,532
345,100	Edwards Lifesciences *	41,729,492
1,833,495	Hospira *	98,458,681
2,131,100	Quest Diagnostics	135,239,606
1,592,300	Varian Medical Systems *	133,944,276

		488,809,587

	Industrials – 14.58%
3,952,300	AGCO	175,126,413
1,828,600	Con-way	79,306,382
708,244	ManpowerGroup	47,275,287
5,376,900	Owens Corning	172,383,414
3,779,710	Polypore International *	166,004,863
3,672,200	Werner Enterprises	101,132,388
3,527,800	Xylem	128,270,808

		869,499,555

	Information Technology – 27.13%
2,449,600	Akamai Technologies *	147,710,880
1,993,600	Citrix Systems *	128,048,928
4,526,392	Cree *	142,490,820
692,600	FactSet Research Systems	91,035,344
4,879,900	Finisar *	81,591,928
177,100	Harris	12,326,160
3,015,848	Itron *	117,406,963
6,987,200	Jabil Circuit	146,381,840
8,169,100	Juniper Networks	172,122,937
680,700	Lexmark International, Class A	29,379,012
10,984,200	Nuance Communications *	169,486,206
5,370,900	NVIDIA	104,947,386
3,797,300	Teradata *	160,701,736
4,471,118	Unisys *	114,639,466

		1,618,269,606

	Materials – 6.14%
3,909,100	Alcoa	65,516,516
1,961,512	FMC	112,492,713
23,409,000	Gerdau SA, SP ADR	106,042,770
2,052,100	United States Steel	82,166,084

		366,218,083

	Total Common Stocks (Cost $4,623,660,720)	5,586,294,340

INVESTMENT COMPANY – 5.06%

301,783,581	BlackRock Liquidity Funds TempCash Portfolio	301,783,581

	Total Investment Company (Cost $301,783,581)	301,783,581

Total Investments – 98.73% (Cost $4,925,444,301)**		5,888,077,921

Net Other Assets and Liabilities – 1.27%		75,851,289

Net Assets – 100.00%		$5,963,929,210

See accompanying Notes to Financial Statements.

18

Aston Funds

ASTON/Fairpointe Mid Cap Fund	October 31, 2014

Schedule of Investments – continued

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $4,925,956,605.

Gross unrealized appreciation	$1,262,409,740
Gross unrealized depreciation	(300,288,424)

Net unrealized appreciation	$962,121,316

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

19

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Andrew W. Jung, CFA; M. Scott Thompson, CFA & Jeffrey S. Wilson, CFA, CPA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Against the backdrop of easy monetary policies, the higher quality growth companies we favor have failed to keep up with the broader market averages. Over the last 12 months the Fund underperformed its benchmark primarily due to stock selection, and to a lesser extent sector allocation. Stock selection was most challenged in the Healthcare sector, which was more a function of what we did not own, than what we did own. Our investment process precluded us from owning any of the high-flying biotech companies since many of them are not yet profitable. Additionally, after being strong performers for several years prior to 2014, a number of our Consumer Discretionary holdings struggled this past year due to higher valuations and weaker consumer spending trends.

Q.	What were the best performing holdings for the Fund during the period?

A.	The Fund’s top three performing stocks over the past 12 months were Monster Beverage, +76%; Marriott International, +70%; and F5 Networks, +51%. Monster shares appreciated strongly after Coca-Cola announced it would purchase a 16.7% equity interest in Monster and enter into an exclusive global distribution agreement. Marriott shares climbed steadily on the back of robust earnings growth and an expanding price-to-earnings (P/E) multiple. And F5 shares were propelled higher by a strong reacceleration in product sales growth.

Q.	What were the weakest performing holdings?

A.	Interestingly, two of our worst performing stocks this past year were two of our top performing holdings the prior year—Core Labs and Oceaneering. Core Labs fell 25% this past year after rising 82% the year before, while Oceaneering shares dropped 17% after being up 66% last year. Both stocks were negatively impacted by falling oil prices and the adverse effect on oil company spending. We reduced the size of both positions as the near-term earnings outlook deteriorated, but continue to hold the shares based on solid long-term earnings growth prospects and our expectation for an oil price recovery. Shares of Discovery Communications dropped by 21% as investors worried about weakening U.S. cable television advertising trends as well as the negative impact on Discovery’s international profits from a strengthening dollar. We added to our initial position following the stock decline on our belief that despite the near-term headwinds, the company may deliver mid-teens earnings-per-share (EPS) growth or better for the next several years.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Equity markets are precariously positioned near record levels. While the economic outlook appears relatively sanguine, near-term risk is to the downside as asset prices have been bid up to levels that leave little margin for error, investor sentiment remains bullish, and the Federal Reserve has ended its bond purchases. These crosscurrents could prove disruptive in the short-to-intermediate term. At a minimum, we believe that the termination of quantitative easing (QE) will lead to a pick-up in volatility, as was the case after the previous two QE programs. In such an environment, we believe the reasonably valued, high quality growth stocks in the Fund’s portfolio have the potential to perform relatively well.

We continue to emphasize owning high-quality mid cap companies with sustainable growth and return characteristics trading at reasonable valuations. We believe this investment approach will serve shareholders well over the course of a full market cycle.

Growth of a Hypothetical $10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	9.75%
Five Year	15.74%
Since Inception	5.12%

Inception Date 11/02/07

Total Return - Class I

Cumulative Since Inception	5.63%

Inception Date 05/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

20

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 96.52%

	Consumer Discretionary – 25.09%
3,420	BorgWarner	$195,008
4,520	Discovery Communications Inc ‘A’ *	159,782
4,810	Dollar Tree *	291,342
6,120	Dunkin’ Brands Group	278,338
2,500	Harman International Industries	268,350
9,550	LKQ *	272,844
1,970	Marriott International, Class A	149,228
2,090	Michael Kors Holdings (Hong Kong) *	164,253
1,506	O’Reilly Automotive *	264,875
496	Panera Bread, Class A *	80,173
2,000	PVH	228,700
952	Ralph Lauren	156,928
2,700	Ross Stores	217,944
2,160	Tractor Supply	158,155

		2,885,920

	Consumer Staples – 6.11%
2,920	Church & Dwight	211,437
2,630	Mead Johnson Nutrition	261,185
2,280	Monster Beverage *	230,006

		702,628

	Energy – 3.18%
955	Core Laboratories (Netherlands)	133,251
3,310	Oceaneering International	232,594

		365,845

	Financials – 8.15%
3,520	First Republic Bank	179,274
1,179	Intercontinental Exchange	245,574
4,970	Raymond James Financial	278,966
1,930	Signature Bank New York NY *	233,781

		937,595

Shares		Market Value

	Healthcare – 14.33%
3,210	AmerisourceBergen	$274,166
703	Cooper Companies	115,222
1,880	Henry Schein *	225,656
1,240	IDEXX Laboratories *	175,671
3,980	MEDNAX *	248,471
1,768	Perrigo (Ireland)	285,444
2,480	Quintiles Transnational Holdings *	145,179
3,410	ResMed	178,070

		1,647,879

	Industrials – 24.21%
5,375	AMETEK	280,306
3,140	Copart *	105,002
3,930	Donaldson	163,409
5,650	Fastenal	248,826
1,880	IHS, Class A *	246,336
2,550	J.B. Hunt Transport Services	203,414
2,140	Nordson Corp.	163,817
1,350	Pall	123,417
4,980	Robert Half International	272,804
1,091	Roper Industries	172,705
2,280	Stericycle *	287,280
3,340	Verisk Analytics, Class A *	208,249
3,570	Wabtec	308,091

		2,783,656

	Information Technology – 15.45%
5,150	Amphenol, Class A	260,487
2,420	ANSYS *	190,115
2,370	F5 Networks *	291,463
2,470	FactSet Research Systems	324,657
3,590	Trimble Navigation *	96,427
3,000	WEX *	340,680
6,130	Xilinx	272,663

		1,776,492

	Total Common Stocks (Cost $9,013,008)	11,100,015

INVESTMENT COMPANY – 2.99%

343,867	BlackRock Liquidity Funds TempFund Portfolio	343,867

	Total Investment Company (Cost $343,867)	343,867

Total Investments – 99.51% (Cost $9,356,875)**		11,443,882

Net Other Assets and Liabilities – 0.49%		56,383

Net Assets – 100.00%		$11,500,265

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $9,358,641.

Gross unrealized appreciation	$2,146,331
Gross unrealized depreciation	(61,090)

Net unrealized appreciation	$2,085,241

See accompanying Notes to Financial Statements.

21

Aston Funds

ASTON/LMCG Small Cap Growth Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Andrew Morey, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Small cap growth and small cap value stocks performing essentially in line this year masks that the style indexes have shown some meaningful and pronounced return patterns over the last 12 months. These moves have generally been shorter lived and in both directions, thus creating new investment opportunities that we have been able to capitalize on, to the benefit of strong relative performance. We have also benefited from strong performance in the traditional growth sectors, including Healthcare and Information Technology.

Q.	What were the best performing holdings for the Fund during the period?

A.	At the sector level, Healthcare was a very strong area for the Fund, especially among our biotech holdings. Intercept Pharmaceuticals was up sharply for the period after a clinical trial involving the company’s liver disease drug showed such effectiveness that the trial was halted early, potentially putting approval on the fast track. Puma Biotechnology was another top-performing stock, helped by positive study data from its breast cancer drug. Also in Healthcare, we have a meaningful position in Parexel, which offers a broad range of services in the life sciences segment, and the Fund benefited from strong performance in the stock. Information Technology was another strong sector for the period, and Synchronoss Technologies (cloud solutions and software-based activation) was among the largest contributors to performance. We have a meaningful position in Synchronoss, and the stock advanced on solid growth in cloud services.

Q.	What were the weakest performing holdings?

A.	Fairway Group Holdings and SeaWorld Entertainment were among the largest individual detractors from index-relative performance for the 12-month period.
Shares of upscale supermarket chain Fairway Group steadily declined on disappointing earnings reports and management changes, and we exited the position in the first half of 2014. Sea World’s stock dropped in late summer amid lower reported park attendance and subsequent cuts in ticket prices. We continue to believe in the name and have maintained our position in the Fund.

Q.	How was the Fund positioned as of October 31, 2014?

A.	We continue to find unrecognized, underappreciated growth opportunities across our universe and, in particular, have been able to take advantage of recent volatility and recent weakness. With our index up 40% or more last year, the pullback we saw during the third (calendar) quarter was arguably relatively benign—and we believe many investors would have expected a more severe downturn. Small and small-mid caps retraced more sharply than larger cap stocks, but, to us, that relative weakness only served to remove an above average valuation premium on small growth stocks relative to the broader market (S&P 500).

That said, the macro and geopolitical cross-currents are real and important, and certainly have left investors vulnerable for more than three months now. Russia and Ukraine continue to take headlines, and while Russian equities have sold off, the larger concern is actually Germany, given its position in the broader Eurozone and as Russia’s largest trading partner. The possibility that the Eurozone drops back into recession is a concern, and we continue to monitor that closely. For us, however, those concerns are also offset by the improving macro backdrop in the United States, led by firmer housing numbers and, more importantly, the improving jobs picture, which now include new signs of actual wage expansion.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	15.18%
Since Inception	16.37%

Inception Date 11/03/10

Average Annual Total Returns - Class I

One Year	15.51%
Since Inception	12.41%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

22

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.25%

	Consumer Discretionary – 15.03%
7,945	Asbury Automotive Group *	$556,468
15,908	Brunswick	744,494
31,069	Del Frisco’s Restaurant Group *	721,422
11,001	Life Time Fitness *	613,526
18,722	Lithia Motors, Class A	1,453,202
9,473	Nexstar Broadcasting Group, Class A	427,422
128,034	Office Depot *	668,337
26,954	Shutterfly *	1,127,486
38,525	Sotheby’s	1,527,902

		7,840,259

	Consumer Staples – 1.34%
2,806	Boston Beer, Class A *	698,694

	Energy – 3.67%
4,262	Clayton Williams Energy *	354,343
9,045	Gulfport Energy *	453,878
167,865	Halcon Resources *	522,060
22,125	Rice Energy *	584,764

		1,915,045

	Financials – 1.89%
66,959	WisdomTree Investments	987,645

	Healthcare – 20.24%
17,285	Acadia Pharmaceuticals *	478,795
5,876	Alere *	234,864
14,087	Align Technology *	741,258
6,582	Alnylam Pharmaceuticals *	610,415
13,885	Amsurg *	749,929
34,156	Community Health Systems *	1,877,555
12,809	ICON PLC (Ireland) *	673,881
1,936	Intercept Pharmaceuticals *	500,243

Shares		Market Value

	Healthcare (continued)
12,177	LifePoint Hospitals *	$852,390
301,898	Merge Healthcare *	830,220
30,799	PAREXEL International *	1,672,694
32,897	Premier, Class A *	1,098,102
964	Puma Biotechnology *	241,578

		10,561,924

	Industrials – 14.26%
14,751	Advisory Board *	791,686
3,730	Generac Holdings *	169,118
15,143	Herman Miller	484,576
32,984	Hexcel *	1,381,700
52,599	Kelly Services, Class A	927,320
68,271	Kforce	1,580,474
20,386	Korn/Ferry International *	569,381
20,714	USG *	556,378
8,566	Woodward	438,665
13,614	XPO Logistics *	543,471

		7,442,769

	Information Technology – 31.28%
25,309	Aruba Networks *	546,168
10,796	Aspen Technology *	398,696
35,661	Cardtronics *	1,369,026
5,078	Cavium *	260,552
27,602	Dealertrack Technologies *	1,298,674
55,219	ExlService Holdings *	1,545,580
10,695	Fleetmatics Group PLC (Ireland) *	397,212
35,577	Global Eagle Entertainment *	435,107
29,276	Heartland Payment Systems	1,512,105
289,199	Internap Network Services *	2,316,484
44,555	MAXIMUS	2,159,135
28,395	SciQuest *	423,369
42,760	Synchronoss Technologies *	2,209,409
4,207	Tableau Software, Class A *	347,456
1,612	Ultimate Software Group *	242,622
33,385	WNS Holdings, ADR (Jersey) *	674,711
3,109	Yelp *	186,540

		16,322,846

	Materials – 2.77%
40,098	Boise Cascade *	1,445,934

	Telecommunication Services – 1.77%

27,159	Cogent Communications Holdings	921,776

	Total Common Stocks (Cost $42,581,596)	48,136,892

EXCHANGE TRADED FUND – 2.64%

10,031	iShares Russell 2000 Growth Index Fund	1,380,567

	Total Exchange Traded Fund (Cost $1,363,594)	1,380,567

See accompanying Notes to Financial Statements.

23

Aston Funds

ASTON/LMCG Small Cap Growth Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

WARRANTS – 0%

	Energy – 0.00%
11,820	Magnum Hunter Resources, Strike Price $8.50, Expiration 04/15/16	$0

	Total Warrants (Cost $—)	0

INVESTMENT COMPANY – 4.86%

2,534,134	BlackRock Liquidity Funds TempCash Portfolio	2,534,134

	Total Investment Company (Cost $2,534,134)	2,534,134

Total Investments – 99.75% (Cost $46,479,324)**		52,051,593

Net Other Assets and Liabilities – 0.25%		129,544

Net Assets – 100.00%		$52,181,137

*	Non-income producing security.
**	Aggregated cost for Federal income tax purposes is $46,496,569.

Gross unrealized appreciation	$6,136,871
Gross unrealized depreciation	(581,847)

Net unrealized appreciation	$5,555,024

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

24

Aston Funds

ASTON/River Road Independent Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Eric K. Cinnamond, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Class N Shares of the Fund returned -1.24% during the past 12 months versus +7.89% for the Russell 2000 Value Index. Unfavorable relative and absolute performance over the past year was driven by higher than average cash levels and an increased allocation to out-of-favor industries of the small cap market that have performed poorly. On average, we did not believe we were being appropriately compensated relative to risk assumed during the year, as prices for the majority of stocks on our possible buy list traded over our calculated valuations. We have responded by selling positions that have appreciated over valuation, and allocating the proceeds between out-of-favor companies selling at large discounts-to-value and the Fund’s cash balance. Cash remained at above average levels, averaging 71% over the past twelve months.

Q.	What were the best performing holdings for the Fund during the period?

A.	Sykes Enterprises Inc. and Silver Standard Resources Inc. were the largest positive contributors during the period. Sykes Enterprises is a market-leading outsourced call center operator with approximately $1.3 billion in revenue. The company benefitted from strong demand early in the year as well as improved margins, as past capacity initiatives designed to boost profitability began to take effect. Silver Standard Resources Inc. is a precious metals mining company that operates both a silver and a gold mine. Despite the stock being down over the past year, Silver Standard’s positive contribution is a result of opportunistically reducing the position throughout the year when the shares were periodically in favor and the discount-to-value was reduced through stock appreciation.
Q.	What were the weakest performing holdings?

A.	New Gold Inc. and AuRico Gold Inc., both precious metal miners, were the largest negative contributors during the period. New Gold Inc.’s business consists of four operating gold mines and three development projects with a combined 18 million ounces of proven and probable gold reserves. AuRico Gold Inc. has two operating mines in Canada and Mexico with a combined 6.5 million ounces of gold reserves. While both companies performed well operationally over the past year, their stocks suffered from reduced cash flow estimates and declining sentiment caused by falling gold prices. We continue to hold a meaningful position in the precious metal mining industry, including New Gold and AuRico, as we believe many trade at large discounts to the replacement cost of their assets and remain out-of-favor by investors.

Q.	How was the Fund positioned as of October 31, 2014?

A.	The Fund continues to be defensively positioned, with above average cash levels (exceeding 70%), as most high-quality small cap stocks remain expensive, in our opinion. We continue to focus on maintaining a portfolio of companies with strong balance sheets and limited financial risk. Our rotation into out-of-favor small cap stocks continues, especially with regard to commodity producers. While the mix of the commodity position has changed throughout the past twelve months based on fluctuations in available discounts-to-value, the overall commodity position remains similarly sized to a year ago. We expect to maintain our contrarian and defensive positioning until small cap prices accurately reflect their underlying risks.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	-1.24%
Since Inception	5.16%

Inception Date 12/31/10

Average Annual Total Returns - Class I

One Year	-1.05%
Since Inception	3.35%

Inception Date 06/01/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

25

Aston Funds

ASTON/River Road Independent Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 23.89%

	Consumer Staples – 0.48%
523,194	Cott (Canada)	$3,175,788

	Energy – 3.67%
224,773	Contango Oil & Gas *	8,219,948
305,981	QEP Resources	7,670,943
73,691	Unit *	3,568,118
263,033	WPX Energy *	5,029,191

		24,488,200

	Financials – 0.57%
139,978	Baldwin & Lyons, Class B (a)	3,768,208

	Information Technology – 8.84%
397,375	Benchmark Electronics *	9,425,735
733,664	Convergys	14,798,003
455,494	CSG Systems International	12,075,146
134,045	Mantech International, Class A	3,774,707
879,103	Sykes Enterprises *	18,935,879

		59,009,470

	Materials – 10.33%
458,745	American Vanguard	5,293,917
5,962,602	AuRico Gold (Canada) (a)	19,139,952
5,371,301	New Gold (Canada) *	19,336,684
2,093,743	Pan American Silver (Canada)	19,325,248
1,338,021	Silver Standard Resources (Canada) *	5,847,152

		68,942,953

	Total Common Stocks (Cost $170,472,749)	159,384,619

Shares		Market Value

INVESTMENT COMPANY – 76.28%

509,010,642	BlackRock Liquidity Funds Treasury Trust Fund Portfolio	$509,010,642

	Total Investment Company (Cost $509,010,642)	509,010,642

Total Investments – 100.17% (Cost $679,483,391)**		668,395,261

Net Other Assets and Liabilities – (0.17)%		(1,157,259)

Net Assets – 100.00%		$667,238,002

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $690,926,991.

Gross unrealized appreciation	$12,605,362
Gross unrealized depreciation	(35,137,092)

Net unrealized depreciation	$(22,531,730)

(a)	These securities have been determined by the Subadviser to be illiquid securities. At October 31, 2014, these securities amounted to $22,908,160 or 3.43% of net assets.

See accompanying Notes to Financial Statements.

26

Aston Funds

ASTON/River Road Select Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s return underperformed the benchmark Russell 2500 Value Index during the period. The largest positive contribution was from the Healthcare sector, which benefited from an overweight allocation and strong stock selection. The largest negative contributor was the Consumer Discretionary sector, which lagged due to poor security selection and an overweight allocation. The Fund’s cash position, which averaged approximately 4% during the period, was also a negative contributor to performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to relative return were Blackhawk Network Holdings Inc. and Nordion Inc. Blackhawk operates a prepaid network that offers a broad selection of gift cards and payment services at over 180,000 retail locations. It has experienced significant organic revenue growth while the management team has used the company’s strong balance sheet for accretive acquisitions. This has resulted in cash flow growth and acceleration of free cash flow. Nordion manufactures and distributes medical isotopes used for the prevention and diagnosis of disease. In August, Sterigenics closed a deal to acquire Nordion at our assessed Absolute Value.

Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to relative return were NeuStar Inc. (Class A) and Ascena Retail Group Inc. NeuStar is the exclusive provider of telephone number portability in the United States. This contract is 50% of company revenues and is being re-bid for the first time in its 18-year history. An advisory committee to the Federal Communications Commission (FCC) recommended that the rival bidder should win the next contract. In our view, the request for proposal (RFP) process was marred by various shortcomings and the rival bidder does not meet many of the contract requirements. NeuStar is currently advocating for a new round of bidding, which would be a significant catalyst for the shares. Ascena Retail Group is a specialty apparel retailer that operates dressbarn, Justice, maurices, Catherines, and Lane Bryant concept stores. Ascena’s 2012 acquisition of Charming Shoppes (Catherines and Lane Bryant) has not generated acceptable returns on capital post integration. Also, sustained weakness in the U.S. retail consumer and high competitive activity in the teen space has negatively impacted the profitability of Justice.

Q.	How was the Fund positioned as of October 31, 2014?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years have resulted in unattractive valuations in the broader small cap market. As a result, identifying companies to replace those that are being sold at their assessed Absolute Value is more difficult. Thus, cash in the Fund is at the higher end of its historical range.

As a result, if returns do moderate over the coming months we view the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe merger and acquisition activity within the Fund holdings will continue to support relative performance.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	-0.23%
Five Year	12.95%
Since Inception	4.73%

Inception Date 03/29/07

Average Annual Total Returns - Class I

One Year	0.00%
Five Year	13.28%
Since Inception	4.45%

Inception Date 06/28/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

27

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.75%

	Consumer Discretionary – 16.13%
59,930	Abercrombie & Fitch, Class A	$2,006,456
229,350	Ascena Retail Group *	2,855,408
50,500	Ascent Capital Group, Class A *	3,247,150
35,690	Bob Evans Farms	1,743,456
48,150	Children’s Place Retail Stores	2,371,387
39,120	Coach	1,344,946
167,380	Francesca’s Holdings *	1,993,496
113,270	International Speedway, Class A	3,548,749
31,710	Madison Square Garden, Class A *	2,402,350
54,530	Outerwall *	3,450,113
25,690	PetSmart	1,858,672
71,650	Remy International	1,324,092
96,570	Stage Stores	1,629,136

		29,775,411

	Consumer Staples – 1.89%
45,763	Ingles Markets, Class A	1,231,025
81,470	Village Super Market, Class A	2,260,793

		3,491,818

	Energy – 6.18%
231,290	Denbury Resources	2,867,996
190,780	Evolution Petroleum	1,804,779
321,401	Miller Energy Resources *	1,118,475
71,028	Nuverra Environmental Solutions *	672,635
120,200	Ocean Rig UDW (Cyprus)	1,652,750
196,310	TETRA Technologies *	1,870,834
74,160	WPX Energy *	1,417,939

		11,405,408

Shares		Market Value

	Financials – 19.03%
8,125	Alleghany *	$3,609,775
87,100	Brown & Brown	2,775,006
80,574	Capital Southwest	2,953,843
82,720	Dime Community Bancshares	1,302,840
304,620	FNFV Group *	4,094,093
144,290	Forest City Enterprises, Class A *	3,014,218
45,604	Geo Group, REIT	1,821,424
92,820	Hilltop Holdings *	2,044,825
23,800	Navigators Group *	1,620,542
142,130	PICO Holdings *	3,141,073
59,440	Walter Investment Management *	1,350,477
11,825	White Mountains Insurance Group (Bermuda)	7,389,679

		35,117,795

	Healthcare – 5.65%
25,578	Bio-Rad Laboratories, Class A *	2,885,710
110,255	Myriad Genetics *	4,353,970
95,770	Owens & Minor	3,191,056

		10,430,736

	Industrials – 23.80%
198,210	ADT	7,103,846
313,210	Air Transport Services Group *	2,562,058
134,834	Brink’s	2,831,514
25,234	Clean Harbors *	1,252,363
60,580	Cubic	2,922,379
28,230	Forward Air	1,351,370
129,099	GenCorp *	2,189,519
104,230	Insperity	3,289,499
142,013	Marten Transport	2,786,295
119,210	Progressive Waste Solutions (Canada)	3,484,508
139,583	SP Plus *	3,045,701
53,920	UniFirst	6,015,315
181,310	UTI Worldwide (British Virgin Islands) *	1,981,718
112,800	Werner Enterprises	3,106,512

		43,922,597

	Information Technology – 14.37%
168,480	Blackhawk Network Holdings *	5,627,232
187,629	Convergys	3,784,477
198,620	CSG Systems International	5,265,416
96,600	Knowles *	1,879,836
124,434	NeuStar, Class A *	3,286,302
181,719	Rovi *	3,794,293
134,120	Sykes Enterprises *	2,888,945

		26,526,501

	Materials – 5.29%
118,230	American Vanguard	1,364,374
54,770	AptarGroup	3,408,885
83,851	Kraton Performance Polymers *	1,500,094
106,750	Myers Industries	1,594,845
66,090	Rayonier Advanced Materials	1,885,548

		9,753,746

See accompanying Notes to Financial Statements.

28

Aston Funds

ASTON/River Road Select Value Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	Telecommunication Services – 4.01%
34,668	Atlantic Tele-Network	$2,329,343
131,590	NTELOS Holdings	1,326,427
145,650	Telephone & Data Systems	3,734,466

		7,390,236

	Utilities – 2.40%
64,090	National Fuel Gas	4,436,951

	Total Common Stocks (Cost $174,117,108)	182,251,199

INVESTMENT COMPANY – 1.24%

2,277,797	BlackRock Liquidity Funds TempCash Portfolio	2,277,797

	Total Investment Company (Cost $2,277,797)	2,277,797

Total Investments – 99.99% (Cost $176,394,905)**		184,528,996

Net Other Assets and Liabilities – 0.01%		24,980

Net Assets – 100.00%		$184,553,976

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $176,976,023.

Gross unrealized appreciation	$20,518,117
Gross unrealized depreciation	(12,955,144)

Net unrealized appreciation	$7,552,973

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

29

Aston Funds

ASTON/River Road Small Cap Value Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
James C. Shircliff, CFA; R. Andrew Beck & J. Justin Akin

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund’s return underperformed the benchmark Russell 2000 Value Index during the period. The largest positive contribution was from the Healthcare sector, which benefited from an overweight allocation and strong stock selection. The largest negative contributor was the Consumer Discretionary sector, which lagged due to poor security selection and an overweight allocation. The Fund’s cash position, which averaged approximately 9% during the period, was also a negative contributor to performance.

Q.	What were the best performing holdings for the Fund during the period?

A.	The two holdings with the largest positive contribution to relative return were Blackhawk Network Holdings Inc. and Motorcar Parts of America Inc. Blackhawk operates a prepaid network that offers a broad selection of gift cards and payment services at over 180,000 retail locations. It has experienced significant organic revenue growth while the management team has used the company’s strong balance sheet for accretive acquisitions. This has resulted in cash flow growth and acceleration of free cash flow. Motorcar Parts of America manufactures replacement alternators and starters for cars and trucks, selling to the largest auto parts retailers in the United States. Its core business lines continued to grow significantly, which drove margin improvement and significant cash flow growth. After shuttering a poorly performing acquisition it made in 2011, the company successfully expanded into new product lines. This position exceeded our assessed Absolute Value and it was eliminated from the Fund.

Q.	What were the weakest performing holdings?

A.	The two holdings with the largest negative contribution to relative return were NeuStar Inc. (CI A) and Ascena Retail Group Inc. NeuStar is the exclusive provider of telephone number portability in the United States. This contract is 50% of company revenues and is being re-bid for the first time in its 18-year history. An advisory committee to the Federal Communications Commission recommended that the rival bidder should win the next contract. In our view, the request for proposal process was marred by various shortcomings and the rival bidder does not meet many of the contract requirements. NeuStar is currently advocating for a new round of bidding, which would be a significant catalyst for the shares. Ascena Retail Group is a specialty apparel retailer that operates dressbarn, Justice, maurices, Catherines, and Lane Bryant concept stores. Ascena’s 2012 acquisition of Charming Shoppes (Catherines and Lane Bryant) has not generated acceptable returns on capital post integration. Also, sustained weakness in the U.S. retail consumer and high competitive activity in the teen space has negatively impacted the profitability of Justice.

Q.	How was the Fund positioned as of October 31, 2014?

A.	We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years have resulted in unattractive valuations in the broader small cap market. As a result, identifying companies to replace those that are being sold at their assessed Absolute Value is more difficult. Thus, cash in the fund is at the higher end of its historical range.

As a result, if returns do moderate over the coming months we view the Fund’s holdings and low volatility approach to be well positioned. Further, whether markets rise or fall, we believe merger and acquisition activity within the Fund’s holdings will continue to support relative performance.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund’s investments in companies believed to be undervalued will not appreciate as anticipated.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	-0.05%
Five Year	11.93%
Since Inception	7.09%

Inception Date 06/28/05

Average Annual Total Returns - Class I

One Year	0.16%
Five Year	12.19%
Since Inception	4.15%

Inception Date 12/13/06

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

30

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.24%

	Consumer Discretionary – 14.44%
83,750	Abercrombie & Fitch, Class A	$2,803,950
386,428	Ascena Retail Group *	4,811,029
85,984	Ascent Capital Group, Class A *	5,528,771
59,940	Bob Evans Farms	2,928,069
84,410	Children’s Place Retail Stores	4,157,192
288,160	Francesca’s Holdings *	3,431,986
182,010	International Speedway, Class A	5,702,373
233,552	Monarch Casino & Resort * (a)	3,799,891
84,170	Outerwall *	5,325,436
115,640	Remy International	2,137,027
153,000	Stage Stores	2,581,110

		43,206,834

	Consumer Staples – 3.14%
193,369	Ingles Markets, Class A	5,201,626
151,311	Village Super Market, Class A (a)	4,198,880

		9,400,506

	Energy – 6.54%
591,983	Evolution Petroleum (a)	5,600,159
682,488	Miller Energy Resources * (a)	2,375,058
118,141	Nuverra Environmental Solutions *	1,118,795
166,040	Ocean Rig UDW (Cyprus)	2,283,050
100,063	PHI *	4,476,819
390,439	TETRA Technologies *	3,720,884

		19,574,765

	Financials – 15.90%
83,970	1st Source	2,627,421
152,784	Capital Southwest	5,601,061
132,473	Dime Community Bancshares	2,086,450
12,655	First Citizens BancShares, Class A	3,179,063

Shares		Market Value

	Financials (continued)
485,430	FNFV Group *	$6,524,179
78,195	Geo Group, REIT	3,123,108
166,120	Hilltop Holdings *	3,659,624
44,227	Navigators Group *	3,011,416
239,475	PICO Holdings *	5,292,398
100,900	Walter Investment Management	2,292,448
16,268	White Mountains Insurance Group (Bermuda)	10,166,199

		47,563,367

	Healthcare – 4.01%
171,648	Myriad Genetics *	6,778,380
156,770	Owens & Minor	5,223,576

		12,001,956

	Industrials – 20.71%
585,739	Air Transport Services Group *	4,791,345
234,984	Brink’s	4,934,664
41,809	Clean Harbors *	2,074,981
111,137	Cubic	5,361,249
46,300	Forward Air	2,216,381
209,047	GenCorp *	3,545,437
152,718	Insperity	4,819,780
259,986	Marten Transport	5,100,925
198,600	Progressive Waste Solutions (Canada)	5,805,078
270,779	SP Plus *	5,908,398
81,136	UniFirst	9,051,532
301,890	UTI Worldwide (British Virgin Islands) *	3,299,658
183,930	Werner Enterprises	5,065,432

		61,974,860

	Information Technology – 19.13%
274,610	Blackhawk Network Holdings *	9,171,974
136,555	Computer Services (a)	5,598,755
319,780	Convergys	6,449,963
326,350	CSG Systems International	8,651,539
21,374	DST Systems	2,059,385
179,813	Electro Rent	2,740,350
49,788	ePlus Inc. *	3,040,553
108,040	Knowles *	2,102,458
201,460	NeuStar, Class A *	5,320,559
320,290	Rovi *	6,687,655
251,183	Sykes Enterprises *	5,410,482

		57,233,673

	Materials – 3.94%
195,470	American Vanguard	2,255,724
181,410	Kraton Performance Polymers *	3,245,425
229,910	Myers Industries	3,434,855
99,860	Rayonier Advanced Materials	2,849,006

		11,785,010

	Telecommunication Services – 4.43%
68,970	Atlantic Tele-Network	4,634,094
215,191	NTELOS Holdings	2,169,125

See accompanying Notes to Financial Statements.

31

Aston Funds

ASTON/River Road Small Cap Value Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	Telecommunication Services (continued)
252,160	Telephone & Data Systems	$6,465,382

		13,268,601

	Total Common Stocks (Cost $237,467,239)	276,009,572

INVESTMENT COMPANY – 7.61%

22,754,928	BlackRock Liquidity Funds TempFund Portfolio	22,754,928

	Total Investment Company (Cost $22,754,928)	22,754,928

Total Investments – 99.85% (Cost $260,222,167)**		298,764,500

Net Other Assets and Liabilities – 0.15%		456,837

Net Assets – 100.00%		$299,221,337

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $262,516,430.

Gross unrealized appreciation	$51,621,116
Gross unrealized depreciation	(15,373,046)

Net unrealized appreciation	$36,248,070

(a)	These securities have been determined by the Subadviser to be illiquid securities. At October 31, 2014, these securities amounted to $21,572,743 or 7.21% of net assets.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

32

Aston Funds

ASTON/Silvercrest Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Roger W. Vogel, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Our sharp underweighting in Financials (23% vs. 40%) and within the sector, Real Estate Investment Trusts (REITs), had the largest negative impact on our performance relative to the Russell 2000 Value Index. While underweighted, however, our stock selection within Financials was superior to the benchmark sector return. Our stocks outperformed in six of the nine Russell sectors, led by Producer Durables, which enabled us to overcome our small sector allocation underperformance to best the Russell 2000 Value Index over the past twelve months.

Q.	What were the best performing holdings for the Fund during the period?

A.	The largest contributors to return included U.S. Ecology (+44%), Pebblebrook Hotel Trust (+45%), Standex International (+54%), STERIS Corp. (+39%), and Lithia Motors (+25%). All tended to report earnings above expectations.

Q.	What were the weakest performing holdings?

A.	The worst contributors to return included Rosetta Resources (-37%), ReachLocal Inc. (-50%), Analogic Corp. (-21%), H.B. Fuller (-14%), and Beacon Roofing Supply (-22%). All tended to have disappointing fundamental results. We eliminated all except for Analogic Corp.
Q.	How was the Fund positioned as of October 31, 2014?

A.	Our portfolio is selling at about 18x estimated next twelve month earnings per share estimates, a fair valuation given the current level of interest rates and inflation. Balance sheets in general are in great shape, and companies seem to be more willing to pursue mergers and acquisitions and encouragingly, in many cases the acquirers are seeing their share prices rise. In our dialogues with company managements, it does appear that Europe has taken a step back recently, while the U.S. continues to slowly improve. China remains a wildcard, but sentiment seems mostly negative over the near term. A stronger United States economy and dollar should favor the greater U.S. orientation of small cap companies. We remain overweighted in the more economically sensitive areas of the market.

We remain constructive on our portfolio, and with balance sheets strong, cash generation solid, and a more fertile environment for deals, we continue to find opportunities to invest in some quality franchises available at reasonable valuations.

Note: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	8.18%
Since Inception	17.75%

Inception Date 12/27/11

Average Annual Total Returns - Class I

One Year	8.47%
Since Inception	18.07%

Inception Date 12/27/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

33

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.77%

	Consumer Discretionary – 7.91%
52,470	EW Scripps, Class A *	$1,007,424
43,540	Hillenbrand	1,449,447
56,500	La-Z-Boy	1,291,590
10,750	Lithia Motors, Class A	834,415
31,940	Wolverine World Wide	866,852

		5,449,728

	Consumer Staples – 4.07%
12,324	J & J Snack Foods	1,269,742
16,774	Lancaster Colony	1,534,653

		2,804,395

	Energy – 4.47%
20,650	Bonanza Creek Energy *	934,206
42,660	Forum Energy Technologies *	1,164,618
40,430	Matador Resources *	981,236

		3,080,060

	Financials – 23.26%
44,940	BancorpSouth	1,034,968
40,100	Bank of the Ozarks	1,413,124
80,170	CVB Financial	1,265,083
23,778	EastGroup Properties, REIT	1,637,353
59,394	Horace Mann Educators	1,806,172
16,469	Iberiabank	1,134,055
41,353	Independent Bank/Rockland MA	1,687,202
13,244	Mid-America Apartment Communities, REIT	935,821
28,350	PacWest Bancorp	1,209,411
43,830	Pebblebrook Hotel Trust, REIT	1,867,158
70,872	Physicians Realty Trust, REIT	1,087,176
19,870	Stifel Financial *	944,024

		16,021,547

Shares		Market Value

	Healthcare – 10.60%
16,717	Analogic	$1,219,338
43,180	Cambrex *	910,234
24,420	Greatbatch *	1,225,640
20,994	ICU Medical *	1,488,475
24,770	Integra LifeSciences Holdings *	1,265,995
19,260	STERIS	1,190,268

		7,299,950

	Industrials – 21.68%
40,365	Altra Holdings	1,272,305
22,103	Applied Industrial Technologies	1,078,847
113,470	CBIZ *	1,047,328
14,900	CIRCOR International	1,119,735
29,726	EMCOR Group	1,311,808
64,590	Knoll	1,284,695
23,279	MSA Safety	1,337,844
13,530	Standex International	1,166,963
29,490	United Stationers	1,231,797
38,319	US Ecology	1,926,679
20,730	Watts Water Technologies, Class A	1,256,860
50,520	Wesco Aircraft Holdings *	896,730

		14,931,591

	Information Technology – 16.67%
71,697	ACI Worldwide *	1,379,450
100,850	Entegris *	1,369,543
10,557	FEI	889,744
21,990	Itron *	856,071
17,835	Littelfuse	1,739,626
68,610	M/A-COM Technology Solutions Holdings *	1,508,734
53,871	Mentor Graphics	1,141,526
38,955	MKS Instruments	1,417,962
87,560	Vishay Intertechnology	1,182,936

		11,485,592

	Materials – 3.45%
54,313	PH Glatfelter	1,370,317
17,029	Sensient Technologies	1,007,776

		2,378,093

	Utilities – 6.66%
29,193	MGE Energy	1,298,213
27,980	ONE Gas	1,061,841
24,809	Portland General Electric	903,296
32,223	UIL Holdings	1,325,654

		4,589,004

	Total Common Stocks (Cost $61,073,377)	68,039,960

See accompanying Notes to Financial Statements.

34

Aston Funds

ASTON/Silvercrest Small Cap Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 2.67%
1,840,323	BlackRock Liquidity Funds TempCash Portfolio	$1,840,323

	Total Investment Company (Cost $1,840,323)	1,840,323

Total Investments – 101.44% (Cost $62,913,700)**		69,880,283

Net Other Assets and Liabilities – (1.44)%		(992,149)

Net Assets – 100.00%		$68,888,134

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $62,928,337.

Gross unrealized appreciation	$7,465,087
Gross unrealized depreciation	(513,141)

Net unrealized appreciation	$6,951,946

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

35

Aston Funds

ASTON/TAMRO Small Cap Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Philip D. Tasho, CFA & Timothy A. Holland, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The pattern we saw develop in fiscal year 2013 of more speculative, less profitable, higher beta companies outdistancing the small cap universe continued into fiscal year 2014. Our belief is the Federal Reserve’s unprecedented open ended Quantitative Easing program drove a torrent of liquidity into the extreme ends of the market. Given the Fund’s focus on owning high quality, best-in-class companies, keeping pace with the benchmark Russell 2000 Index in this type of environment proved difficult. While disappointed with the Fund’s relative performance of late, we remain committed to our time-tested investment philosophy and process and believe, as always, that quality companies shine through over the long term. Encouragingly, we began to see an improvement in performance as the end of Quantitative Easing drew near. Today, the Fund holds companies that are nearly twice as profitable and much less levered than the Russell 2000 Index. We are confident these types of companies will find favor with investors as we enter a period of more normalized monetary policy and our economy continues its slow and steady recovery.

Q.	What were the best performing holdings for the Fund during the period?

A.	The three holdings that contributed the most to performance during the year were DexCom, Bank of the Ozarks and OpenTable. DexCom delivered strong sales growth and received FDA approval of the company’s continuous glucose monitoring technology for pediatric Type 1 diabetics. Operating in Arkansas, eastern Texas and the Southeast, Bank of the Ozarks benefitted from robust organic loan growth and strategic acquisitions. OpenTable, the online dining reservation company, was acquired by Priceline for $103 a share, a healthy premium to our average purchase price.
Q.	What were the weakest performing holdings?

A.	Quiksilver, CommVault Systems and Francesca’s Holdings were the biggest detractors from portfolio performance during the year. Apparel retailer Quiksilver saw increased competitive pressure, which led to price reductions and sales and earnings coming in below expectations. Slowing growth impacted CommVault, a data integration and management software company. Weak customer traffic and merchandising miscues drove disappointing results at Francesca’s.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Our investment process focuses on individual, bottom-up stock selection to identify companies that we believe possess a sustainable competitive advantage and are attractively valued. These companies also fit into one of three fundamental categories: Leaders, Laggards and Innovators. Our approach to portfolio management is opportunistic and broadly diversified, with sector weights determined by where we see opportunities at the stock level. As investors recently embraced more speculative companies and shunned higher quality stocks, we remained true to the TAMRO mantra of “buy the best when they’re depressed.” This effort has led to Leaders representing more of the portfolio than at any point in the Fund’s 14-year history, and a much stronger financial profile for the Fund relative to the benchmark. For most of calendar 2014 small cap stocks have been out of favor. Our experience tells us that a high quality portfolio in a universe that is out of vogue has a high possibility of success in the future. We are increasingly confident in the renaissance of small cap stocks and our strategy in particular.

Note: Beta is a measure of the volatility, or systematic risk, of a security in comparison to market as a whole.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-cap and mid-cap stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	0.57%
Five Year	15.59%
Ten Year	8.95%
Since Inception	10.73%

Inception Date 11/30/00

Average Annual Total Returns - Class I

One Year	0.86%
Five Year	15.88%
Since Inception	8.65%

Inception Date 01/04/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The total expense ratios for Class N and Class I shares are 1.31% and 1.06% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

36

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 100.77%

	Consumer Discretionary – 18.71%
212,502	Dorman Products *	$9,851,593
384,503	Five Below *	15,330,135
447,236	Grand Canyon Education *	21,422,604
370,377	Iconix Brand Group *	14,818,784
348,617	Monro Muffler Brake	18,630,092
288,536	Pool	17,225,599
290,011	Red Robin Gourmet Burgers *	15,941,905
346,471	Steven Madden *	10,861,866
228,789	Strayer Education *	16,745,067
538,160	Texas Roadhouse	15,536,679

		156,364,324

	Consumer Staples – 9.25%
247,515	Nu Skin Enterprises, Class A	13,076,217
133,847	Sanderson Farms	11,240,471
439,786	Tootsie Roll Industries (a)	13,039,655
199,430	TreeHouse Foods *	16,985,453
337,870	United Natural Foods *	22,981,917

		77,323,713

	Energy – 3.63%
245,719	Carrizo Oil & Gas *	12,762,645
110,403	SEACOR Holdings *	9,102,727
175,951	Unit *	8,519,547

		30,384,919

	Financials – 20.67%
695,353	Bank of the Ozarks	24,504,240
218,154	BofI Holding *	16,802,221
365,769	Colony Financial, REIT	8,149,333
295,686	First Cash Financial Services *	17,469,129
203,352	First Financial Bankshares	6,462,526
216,544	Geo Group, REIT	8,648,767

Shares		Market Value

	Financials (continued)
647,791	Glacier Bancorp	$18,585,124
221,284	Greenhill	9,957,780
274,559	Hanover Insurance Group	18,378,979
442,268	LaSalle Hotel Properties, REIT	17,341,328
373,585	Stifel Financial *	17,749,023
122,098	World Acceptance *	8,749,543

		172,797,993

	Healthcare – 11.74%
810,394	Bruker *	16,799,468
367,485	Cepheid *	19,480,380
96,251	Clovis Oncology *	5,742,335
459,990	DexCom *	20,676,551
840,627	HMS Holdings *	19,527,765
58,824	ICU Medical *	4,170,622
69,050	MWI Veterinary Supply *	11,714,678

		98,111,799

	Industrials – 19.86%
325,337	Advisory Board *	17,460,837
196,107	Applied Industrial Technologies	9,571,983
357,116	Barnes Group	13,056,161
199,474	Corporate Executive Board	14,701,234
325,006	Franklin Electric	12,135,724
813,868	Hawaiian Holdings *	14,112,471
391,178	Healthcare Services Group	11,649,281
225,321	Landstar System	16,676,007
275,659	Polypore International *	12,106,943
199,494	Proto Labs *	13,040,923
218,481	Simpson Manufacturing	7,227,351
181,507	Team *	7,648,705
671,291	TrueBlue *	16,594,313

		165,981,933

	Information Technology – 15.59%
478,466	Cardtronics *	18,368,310
117,636	Cavium *	6,035,903
248,397	CommVault Systems *	11,013,923
49,959	Interactive Intelligence Group *	2,411,021
508,569	Manhattan Associates *	20,398,703
352,152	Solarwinds *	16,744,828
258,971	Synaptics *	17,721,386
188,660	Tyler Technologies *	21,114,827
444,060	VeriFone Systems *	16,545,676

		130,354,577

	Materials – 1.32%
170,279	Balchem *	11,017,051

	Total Common Stocks (Cost $600,286,428)	842,336,309

See accompanying Notes to Financial Statements.

37

Aston Funds

ASTON/TAMRO Small Cap Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 0.80%
6,697,362	BlackRock Liquidity Funds TempCash Portfolio	$6,697,362

	Total Investment Company (Cost $6,697,362)	6,697,362

Total Investments – 101.57% (Cost $606,983,790)**		849,033,671

Net Other Assets and Liabilities – (1.57)%		(13,164,915)

Net Assets – 100.00%		$835,868,756

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $613,759,877.

Gross unrealized appreciation	$248,672,458
Gross unrealized depreciation	(13,398,664)

Net unrealized appreciation	$235,273,794

(a)	This security has been determined by the Subadviser to be an illiquid security. At October 31, 2014, this security amounted to $13,039,655 or 1.56% of net assets.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

38

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Jeffrey E. Gundlach; Philip A. Barach; Bonnie Baha, CFA & Luz M. Padilla

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index’s return of 4.14% over the twelve months ending October 31, 2014. The outperformance was driven by both sector allocation amongst the varying sectors of the fixed income market as well as security selection within each of the respective sectors. The U.S. Treasury curve flattened over the period with the longer end of the curve declining, intermediate rates increasing meaningfully and the shorter end only mildly increasing. Longer duration assets generally outperformed shorter duration counterparts with non-benchmark sectors, such as Emerging Market Fixed Income leading the outperformance. Agency Mortgage-Backed Securities (MBS) also contributed strong returns to the Fund as Collateralized Mortgage Obligations (CMOs), which constitutes a majority of the Agency MBS exposure within the Fund, performing well due to the longer duration of the securities. While still adding positive returns, Collateralized Loan Obligations (CLO) and Bank Loan debt lagged behind other sectors of the Fund which dampened portfolio performance. These two sectors, however, offer floating rate exposure to the Fund. The Fund’s overweight in Commercial Mortgage-Backed Securities (CMBS) and MBS continued to enhance returns.

Q.	What were the best performing holdings for the Fund during the period?

A.	U.S. dollar denominated Emerging Market Fixed Income performed the best over the period, as well as Agency Residential Mortgage-Backed Securities (RMBS) and High Yield. Longer duration sectors generally performed better than shorter duration sectors.
Q.	What were the weakest performing holdings?

A.	Shorter duration sectors, such as CLO and Bank Loans, performed the worst during the period. Heavy new issuance and low London Interbank Offered Rates (LIBOR) have put downward pressures on these sectors from a valuation standpoint.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Over the last twelve month period, the Fund decreased its exposure to Investment Grade Corporate debt and Non-Agency RMBS, while it increased exposure to Agency MBS, Treasuries, CLO, CMBS and High Yield. The Fund remains underweight U.S. Corporate debt, MBS and Treasuries versus the Index.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	5.96%
Since Inception	6.41%

Inception Date 07/18/11

Average Annual Total Returns - Class I

One Year	6.22%
Since Inception	6.68%

Inception Date 07/18/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

39

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments

At October 31, 2014, 24.56% of the Total Net Assets of the Fund were comprised of securities of issuers located outside the United States.

Par Value		Market Value

CORPORATE NOTES AND BONDS – 28.89%
	Consumer Discretionary – 1.44%
$ 90,000	American Axle & Manufacturing 6.625%, 10/15/22	$96,525
140,000	Cinemark USA 7.375%, 06/15/21	150,850
105,000	DIRECTV Holdings 4.450%, 04/01/24	109,715
150,000	Ford Motor Senior Unsecured Notes 7.450%, 07/16/31	201,429
155,000	Goodyear Tire & Rubber 7.000%, 05/15/22	169,337
120,000	Gray Television 7.500%, 10/01/20	126,150
600,000	Grupo Idesa SA de CV (Mexico) 7.875%, 12/18/20 (a)	648,000
50,000	InRetail Shopping Malls (Peru) 6.500%, 07/09/21 (a)	53,500
250,000	6.500%, 07/09/21	267,500
135,000	Macy’s Retail Holdings 2.875%, 02/15/23	129,633
80,000	Mattel Senior Unsecured Notes 2.500%, 11/01/16	82,204
155,000	MGM Resorts International 6.625%, 12/15/21	170,500
100,000	NCL (Bermuda) 5.000%, 02/15/18	100,500
150,000	Regal Entertainment Group Senior Unsecured Notes 5.750%, 03/15/22	147,375

Par Value		Market Value

	Consumer Discretionary (continued)
$ 85,000	Sally Holdings 5.750%, 06/01/22	$90,950
100,000	Smithfield Foods Senior Unsecured Notes 5.875%, 08/01/21 (a)	106,250
115,000	Teva Pharmaceutical Finance Co BV (Cook Islands) 2.950%, 12/18/22	111,669
145,000	Viking Cruises (Bermuda) Senior Unsecured Notes 8.500%, 10/15/22 (a)	157,688
65,000	Wynn Las Vegas Senior Unsecured Notes 7.750%, 08/15/20	70,200

		2,989,975

	Consumer Staples – 2.56%
200,000	Ajecorp BV (Netherlands) 6.500%, 05/14/22	185,000
225,000	Altria Group 2.850%, 08/09/22	218,332
150,000	Camposol SA (Peru) 9.875%, 02/02/17 (a)	158,250
600,000	Central American Bottling (British Virgin Islands) 6.750%, 02/09/22	637,500
110,000	Coca-Cola Senior Unsecured Notes 1.800%, 09/01/16	112,336
400,000	Corp Azucarera del Peru SA (Peru) 6.375%, 08/02/22	384,400
100,000	Corp Pesquera Inca SAC (Peru) 9.000%, 02/10/17 (a)	100,100
200,000	9.000%, 02/10/17	200,200
125,000	Glencore Funding 3.125%, 04/29/19 (a)	126,456
88,000	Kellogg Senior Unsecured Notes 7.450%, 04/01/31	115,750
150,000	Kroger Senior Unsecured Notes 3.400%, 04/15/22	152,010
200,000	Maestro Peru SA (Peru) 6.750%, 09/26/19	218,000
500,000	Marfrig Holding Europe BV (Netherlands) 6.875%, 06/24/19 (a)	506,875
300,000	6.875%, 06/24/19	305,250
400,000	Minerva Luxembourg SA (Luxembourg) 7.750%, 01/31/23	419,000
300,000	8.750%, 12/29/49 (a) (b)	315,000
200,000	8.750%, 12/29/49 (b)	210,000
125,000	Post Holdings 7.375%, 02/15/22	128,125
155,000	Revlon Consumer Products 5.750%, 02/15/21	155,775

See accompanying Notes to Financial Statements.

40

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Consumer Staples (continued)
$ 195,000	Safway Group Holding Secured Notes 7.000%, 05/15/18 (a)	$202,312
100,000	Service Corp International Senior Unsecured Notes 5.375%, 01/15/22	104,080
125,000	Spectrum Brands 6.750%, 03/15/20	132,500
215,000	Tyson Foods 3.950%, 08/15/24	219,620

		5,306,871

	Energy – 2.80%
145,000	Athlon Holdings 7.375%, 04/15/21	159,500
150,000	Atlas Pipeline Partners 4.750%, 11/15/21	150,375
115,000	BP Capital Markets (United Kingdom) 2.500%, 11/06/22	109,303
85,000	ConocoPhillips 6.500%, 02/01/39	113,045
140,000	Delek & Avner Tamar Bond (Israel) Senior Secured Notes 5.412%, 12/30/25 (a)	143,235
170,000	Devon Energy Senior Unsecured Notes 6.300%, 01/15/19	196,787
105,000	Ecolab Senior Unsecured Notes 3.000%, 12/08/16	109,055
240,000	Ecopetrol SA (Colombia) Senior Unsecured Notes 4.125%, 01/16/25	234,600
50,000	5.875%, 05/28/45	51,625
180,000	Energy XXI Gulf Coast 7.500%, 12/15/21	150,300
70,000	Halliburton Senior Unsecured Notes 6.150%, 09/15/19	82,730
70,000	Kinder Morgan Energy Partners, MTN Senior Unsecured Notes 6.950%, 01/15/38	80,575
145,000	Memorial Production Partners Senior Unsecured Notes 6.875%, 08/01/22 (a)	131,950
71,000	ONEOK Partners 6.125%, 02/01/41	80,722
750,000	Pacific Rubiales Energy (Canada) 5.125%, 03/28/23	721,875
500,000	5.625%, 01/19/25 (a)	476,725
500,000	Petrobras Global Finance BV (Netherlands) 4.875%, 03/17/20	509,350
500,000	Petroleos Mexicanos (Mexico) 5.500%, 01/21/21	555,275
165,000	6.625%, 06/15/35	195,525

Par Value		Market Value

	Energy (continued)
$ 70,000	Phillips 66 5.875%, 05/01/42	$83,900
133,000	Plains Exploration & Production 6.500%, 11/15/20	145,569
500,000	Reliance Industries (India) Senior Unsecured Notes 5.875%, 02/28/49	492,500
145,000	Sanchez Energy 6.125%, 01/15/23 (a)	138,475
130,000	Seven Generations Energy (Canada) Senior Unsecured Notes 8.250%, 05/15/20 (a)	137,150
135,000	Southern Star Central Senior Unsecured Notes 5.125%, 07/15/22 (a)	137,363
155,000	Tesoro Logistics Senior Unsecured Notes 6.250%, 10/15/22 (a)	160,812
105,000	TransCanada PipeLines (Canada) Senior Unsecured Notes 4.625%, 03/01/34	110,639
140,000	Ultra Petroleum (Canada) Senior Unsecured Notes 5.750%, 12/15/18 (a)	139,300

		5,798,260

	Financials – 7.70%
400,000	Agromercantil Senior Trust (Cayman Islands) 6.250%, 04/10/19 (a)	417,000
500,000	6.250%, 04/10/19	519,500
125,000	American Express Credit GMTN, Senior Unsecured Notes 2.250%, 08/15/19	125,316
145,000	Senior Unsecured Notes 2.125%, 03/18/19	145,037
150,000	Australia & New Zealand Banking Group, EMTN (Australia) Senior Unsecured Notes 4.875%, 01/12/21 (a)	169,452
400,000	Banco de Bogota SA (Colombia) Subordinated Notes 5.375%, 02/19/23	419,000
200,000	5.375%, 02/19/23 (a)	209,500
500,000	Banco do Brasil SA/Cayman Islands (Brazil) 9.000%, 06/29/49 (a) (b)	494,000
300,000	8.500%, 10/29/49 (b)	347,040
250,000	Banco GNB Sudameris SA (Colombia) Subordinated Notes 7.500%, 07/30/22	272,738
300,000	Banco Internacional del Peru SAA (Peru) 8.500%, 04/23/70 (b)	337,341
150,000	Subordinated Notes 6.625%, 03/19/29 (a) (b)	163,500

See accompanying Notes to Financial Statements.

41

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$ 400,000	Banco Nacional de Costa Rica (Costa Rica) Senior Unsecured Notes 6.250%, 11/01/23	$410,960
150,000	Banco Regional SAECA (Paraguay) Senior Unsecured Notes 8.125%, 01/24/19 (a)	163,500
450,000	8.125%, 01/24/19	490,500
300,000	Bancolombia SA (Colombia) Subordinated Notes 5.125%, 09/11/22	307,500
155,000	Bank of America Senior Unsecured Notes 2.000%, 01/11/18	155,458
170,000	Bank of Montreal, MTN (Canada) Senior Unsecured Notes 1.400%, 09/11/17	170,243
50,000	2.375%, 01/25/19	50,585
150,000	Bantrab Senior Trust (Cayman Islands) Senior Secured Notes 9.000%, 11/14/20	160,259
135,000	BB&T, MTN Senior Unsecured Notes 2.250%, 02/01/19	136,051
200,000	BBVA Banco Continental SA (Peru) Subordinated Notes 5.250%, 09/22/29 (a) (b)	202,800
105,000	Boston Properties, REIT Senior Unsecured Notes 4.125%, 05/15/21	111,985
200,000	Cementos Progreso Trust (Cayman Islands) 7.125%, 11/06/23	215,500
300,000	7.125%, 11/06/23 (a)	323,250
200,000	CIMPOR Financial Operations BV (Netherlands) 5.750%, 07/17/24 (a)	192,800
155,000	Citigroup Senior Unsecured Notes 1.750%, 05/01/18	153,682
300,000	Comcel Trust (Cayman Islands) 6.875%, 02/06/24 (a)	321,750
400,000	6.875%, 02/06/24	429,000
200,000	Corp Financiera de Desarrollo SA (Peru) Subordinated Notes 5.250%, 07/15/29 (a) (b)	205,600
250,000	CorpGroup Banking SA (Chile) Senior Unsecured Notes 6.750%, 03/15/23	250,780
250,000	6.750%, 03/15/23 (a)	250,696
200,000	Credito Real SAB de CV (Mexico) Senior Unsecured Notes 7.500%, 03/13/19 (a)	211,500
200,000	7.500%, 03/13/19	211,500
110,000	ERP Operating, REIT Senior Unsecured Notes 4.500%, 07/01/44	110,789

Par Value		Market Value

	Financials (continued)
$ 215,000	General Electric Capital Senior Unsecured Notes 2.900%, 01/09/17	$223,974
110,000	General Motors Financial 3.000%, 09/25/17	112,338
500,000	Global Bank (Panama) Senior Unsecured Notes 5.125%, 10/30/19 (a) (c)	502,780
95,000	Goldman Sachs Group Senior Unsecured Notes 5.750%, 01/24/22	109,506
600,000	Grupo Aval (Cayman Islands) 4.750%, 09/26/22	601,020
500,000	GrupoSura Finance SA (Cayman Islands) 5.700%, 05/18/21	547,500
170,000	Icahn Enterprises 4.875%, 03/15/19	173,400
500,000	Industrial Senior Trust (Cayman Islands) 5.500%, 11/01/22	498,750
300,000	5.500%, 11/01/22 (a)	299,250
270,000	JPMorgan Chase Senior Unsecured Notes 3.625%, 05/13/24	273,580
160,000	Korea Development Bank (South Korea) Senior Unsecured Notes 4.375%, 08/10/15	164,530
124,000	Liberty Mutual Group 6.500%, 05/01/42 (a)	150,132
500,000	Magnesita Finance (British Virgin Islands) 8.625%, 04/29/49	502,500
220,000	MetLife Senior Unsecured Notes 4.125%, 08/13/42	214,813
110,000	Morgan Stanley Senior Unsecured Notes 3.750%, 02/25/23	111,564
25,000	MPT Operating Partnership, REIT 6.375%, 02/15/22	26,688
180,000	National Rural Utilities Cooperative Finance 10.375%, 11/01/18	237,165
500,000	Oversea-Chinese Banking, EMTN (Singapore) Subordinated Notes 4.000%, 10/15/24 (b)	509,860
85,000	PNC Funding 3.300%, 03/08/22	86,509
250,000	Rio Oil Finance Trust Senior Secured Notes 6.250%, 07/06/24	261,047
125,000	Simon Property Group, REIT Senior Unsecured Notes 5.650%, 02/01/20	144,735

See accompanying Notes to Financial Statements.

42

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$ 400,000	SUAM Finance BV (Netherlands) 4.875%, 04/17/24	$411,000
110,000	Synchrony Financial Senior Unsecured Notes 3.000%, 08/15/19	111,281
110,000	TIAA Asset Management Finance Senior Unsecured Notes 2.950%, 11/01/19 (a)	110,337
200,000	Unifin Financiera SA de CV (Mexico) 6.250%, 07/22/19 (a)	196,000
300,000	United Overseas Bank, EMTN (Singapore) Subordinated Notes 3.750%, 09/19/24 (b)	303,876
80,000	Wells Fargo, GMTN Senior Unsecured Notes 4.600%, 04/01/21	88,461
125,000	3.500%, 03/08/22	129,335

		15,958,043

	Healthcare – 0.64%
85,000	Actavis Funding SCS (Luxembourg) 4.850%, 06/15/44 (a)	80,459
140,000	Alere 6.500%, 06/15/20	145,250
150,000	Becton Dickinson Senior Unsecured Notes 3.125%, 11/08/21	149,997
100,000	Biomet 6.500%, 08/01/20	107,250
160,000	Covidien International Finance SA (Luxembourg) 2.950%, 06/15/23	155,591
170,000	Gilead Sciences Senior Unsecured Notes 3.700%, 04/01/24	175,061
175,000	HCA Senior Secured Notes 4.250%, 10/15/19	178,062
75,000	LifePoint Hospitals 5.500%, 12/01/21	78,938
150,000	Select Medical 6.375%, 06/01/21	154,125
110,000	WellPoint Senior Unsecured Notes 2.300%, 07/15/18	110,997

		1,335,730

	Industrials – 5.07%
150,000	Aeropuerto Internacional de Tocumen SA Senior Secured Notes 5.750%, 10/09/23 (c)	154,500
200,000	Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic) Senior Secured Notes 9.750%, 11/13/19 (a) (d)	192,000

Par Value		Market Value

	Industrials (continued)
$ 400,000	Avianca Holdings SA (Panama) 8.375%, 05/10/20 (a)	$421,000
200,000	8.375%, 05/10/20	210,500
205,000	Avis Budget Car Rental 5.500%, 04/01/23	207,050
200,000	Berry Plastics Secured Notes 5.500%, 05/15/22	201,000
60,000	Boeing Senior Unsecured Notes 6.875%, 03/15/39	85,609
110,000	Burlington Northern Santa Fe Senior Unsecured Notes 4.550%, 09/01/44	112,229
300,000	Cemex Finance Senior Secured Notes 6.000%, 04/01/24	306,660
200,000	Cemex SAB de CV (Mexico) Senior Secured Notes 5.700%, 01/11/25	196,440
400,000	5.700%, 01/11/25 (a)	392,880
600,000	Cencosud SA (Chile) 4.875%, 01/20/23 (a)	601,147
105,000	Delphi 4.150%, 03/15/24	107,887
200,000	ESAL GmbH (American Samoa) 6.250%, 02/05/23	205,000
600,000	6.250%, 02/05/23 (a)	615,000
200,000	Ferreycorp SAA (Peru) 4.875%, 04/26/20	198,500
205,000	Gates Global 6.000%, 07/15/22 (a)	199,875
400,000	Gol LuxCo SA (Luxembourg) 8.875%, 01/24/22 (a)	394,000
600,000	Grupo Cementos de Chihuahua SAB de CV (Mexico) Senior Secured Notes 8.125%, 02/08/20	658,200
250,000	Grupo Elektra SAB de CV (Mexico) 7.250%, 08/06/18	262,812
700,000	Grupo KUO SAB de CV (Mexico) 6.250%, 12/04/22	721,609
140,000	HD Supply 7.500%, 07/15/20	149,800
150,000	Hexion US Finance Senior Secured Notes 6.625%, 04/15/20	150,750
80,000	Illinois Tool Works Senior Unsecured Notes 3.375%, 09/15/21	83,913
145,000	Louisiana-Pacific 7.500%, 06/01/20	155,875
75,000	Manitowoc 8.500%, 11/01/20	81,563
170,000	Milacron 7.750%, 02/15/21 (a)	177,650

See accompanying Notes to Financial Statements.

43

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Industrials (continued)
$ 200,000	Minsur SA (Peru) Senior Unsecured Notes 6.250%, 02/07/24 (a)	$221,500
200,000	OAS Financial (British Virgin Islands) 8.875%, 04/29/49 (b)	180,500
400,000	8.875%, 04/29/49 (a) (b)	361,000
400,000	Odebrecht Finance (Cayman Island) 7.125%, 06/26/42	421,800
200,000	Pesquera Exalmar S.A.A. (Peru) Senior Unsecured Notes 7.375%, 01/31/20 (a)	177,000
400,000	7.375%, 01/31/20	354,000
195,000	Plastipak Holdings Senior Unsecured Notes 6.500%, 10/01/21 (a)	201,825
115,000	Reynolds Group Issuer 9.000%, 04/15/19	120,750
135,000	RR Donnelley & Sons Senior Unsecured Notes 7.875%, 03/15/21	152,550
165,000	Southwest Airlines Senior Unsecured Notes 5.125%, 03/01/17	178,227
100,000	Terex 6.000%, 05/15/21	104,500
165,000	TransDigm 6.000%, 07/15/22	167,681
200,000	Union Andina de Cementos SAA (Peru) Senior Unsecured Notes 5.875%, 10/30/21 (a)	203,540
155,000	United Rentals North America 7.625%, 04/15/22	173,600
90,000	United Technologies Senior Unsecured Notes 3.100%, 06/01/22	91,643
125,000	Waste Management 6.125%, 11/30/39	157,644

		10,511,209

	Information Technology – 0.44%
130,000	Activision Blizzard 5.625%, 09/15/21 (a)	138,612
80,000	Arrow Electronics Senior Unsecured Notes 3.375%, 11/01/15	81,966
145,000	CDW 6.000%, 08/15/22	153,700
215,000	Oracle Senior Unsecured Notes 2.375%, 01/15/19	218,803
220,000	Seagate HDD Cayman (Cayman Islands) 4.750%, 01/01/25 (a)	223,575
100,000	Xerox Senior Unsecured Notes 2.950%, 03/15/17	103,531

		920,187

Par Value		Market Value

	Materials – 2.73%
$ 90,000	Ashland 4.750%, 08/15/22	$91,125
200,000	Braskem America Finance 7.125%, 07/22/41	205,000
600,000	Cia Minera Ares SAC (Peru) 7.750%, 01/23/21	639,000
300,000	Cia Minera Milpo SAA (Peru) Senior Unsecured Notes 4.625%, 03/28/23 (a)	301,500
500,000	Corp Nacional del Cobre de Chile (Chile) Senior Unsecured Notes 3.750%, 11/04/20	517,000
110,000	Dow Chemical Senior Unsecured Notes 3.000%, 11/15/22	107,458
85,000	Freeport-McMoRan 3.100%, 03/15/20	84,567
300,000	Fresnillo (United Kingdom) Senior Unsecured Notes 5.500%, 11/13/23	317,010
200,000	Klabin Finance SA (Luxembourg) 5.250%, 07/16/24 (a)	196,400
600,000	Mexichem SAB De CV (Mexico) 6.750%, 09/19/42	658,500
200,000	OCP SA (Morocco) Senior Unsecured Notes 5.625%, 04/25/24 (a)	210,290
205,000	Signode Industrial Group Lux SA Senior Unsecured Notes 6.375%, 05/01/22 (a)	199,362
200,000	Southern Copper Senior Unsecured Notes 6.750%, 04/16/40	222,900
280,000	5.250%, 11/08/42	263,962
90,000	Steel Dynamics 5.125%, 10/01/21 (a)	93,150
800,000	Vedanta Resources (United Kingdom) Senior Unsecured Notes 7.125%, 05/31/23 (a)	816,000
200,000	7.125%, 05/31/23	204,000
400,000	Volcan Cia Minera SAA (Peru) 5.375%, 02/02/22	397,500
125,000	WCI Communities 6.875%, 08/15/21	126,563
15,000	6.875%, 08/15/21 (a)	15,188

		5,666,475

	Telecommunications – 3.47%
150,000	21st Century Fox America 4.750%, 09/15/44 (a)	155,684
500,000	B Communications (Israel) Senior Secured Notes 7.375%, 02/15/21 (a)	535,050

See accompanying Notes to Financial Statements.

44

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Telecommunications (continued)
$ 151,000	British Telecommunications (United Kingdom) Senior Unsecured Notes 5.950%, 01/15/18	$170,195
75,000	CCO Holdings 5.250%, 09/30/22	75,750
80,000	CCOH Safari 5.500%, 12/01/22	80,700
200,000	Columbus International (Barbados) 7.375%, 03/30/21 (a)	212,750
400,000	7.375%, 03/30/21	425,500
110,000	Comcast 4.200%, 08/15/34	111,393
70,000	CommScope 5.000%, 06/15/21 (a)	70,175
300,000	Digicel Group (Bermuda) Senior Unsecured Notes 7.125%, 04/01/22 (a)	302,250
800,000	7.125%, 04/01/22	806,000
300,000	ENTEL Chile SA (Chile) Senior Unsecured Notes 4.750%, 08/01/26 (a)	304,994
180,000	Frontier Communications Senior Unsecured Notes 8.500%, 04/15/20	208,350
200,000	Gannett 4.875%, 09/15/21 (a)	202,000
205,000	Intelsat Jackson Holdings SA (Luxembourg) 5.500%, 08/01/23	206,281
120,000	Koninklijke KPN NV (Netherlands) Senior Unsecured Notes 8.375%, 10/01/30	167,827
700,000	Millicom International Cellular SA (Luxembourg) Senior Unsecured Notes 4.750%, 05/22/20	694,750
600,000	6.625%, 10/15/21	645,000
105,000	Orange SA (France) Senior Unsecured Notes 2.750%, 09/14/16	108,195
95,000	SBA Communications Senior Unsecured Notes 5.625%, 10/01/19	99,275
200,000	Telefonica Celular del Paraguay SA (Paraguay) Senior Unsecured Notes 6.750%, 12/13/22 (a)	211,000
400,000	6.750%, 12/13/22	422,000
300,000	TV Azteca SAB de CV, EMTN (Mexico) 7.625%, 09/18/20	315,750
135,000	Verizon Communications Senior Unsecured Notes 4.400%, 11/01/34	132,264
500,000	VTR Finance BV (Netherlands) Senior Secured Notes 6.875%, 01/15/24	526,250

		7,189,383

Par Value		Market Value

	Utilities – 2.04%
$ 600,000	Abengoa Transmision Sur SA (Peru) Senior Secured Notes 6.875%, 04/30/43 (a)	$667,440
500,000	AES Andres Dominicana (Cayman Island) Senior Secured Notes 9.500%, 11/12/20	542,500
300,000	AES El Salvador Trust II (Panama) 6.750%, 03/28/23	288,000
105,000	Duke Energy Senior Unsecured Notes 3.550%, 09/15/21	109,511
600,000	Fermaca Enterprises S de RL de CV (Mexico) Senior Secured Notes 6.375%, 03/30/38 (a)	635,250
200,000	GNL Quintero SA (Chile) Senior Unsecured Notes 4.634%, 07/31/29 (a)	206,554
200,000	4.634%, 07/31/29	206,672
200,000	Instituto Costarricense de Electricidad (Costa Rica) Senior Unsecured Notes 6.950%, 11/10/21 (a)	212,500
400,000	Mexico Generadora de Energia S de rl (Mexico) Senior Secured Notes 5.500%, 12/06/32	415,000
95,000	Midamerican Energy Holdings Senior Unsecured Notes 6.500%, 09/15/37	125,464
274,223	Nakilat (Marshall Islands) Secured Notes 6.267%, 12/31/33	315,357
300,000	Senior Secured Notes 6.067%, 12/31/33	343,500
25,000	Southern Senior Unsecured Notes 1.950%, 09/01/16	25,443
125,000	Southern Power Senior Unsecured Notes 4.875%, 07/15/15	128,561

		4,221,752

	Total Corporate Notes and Bonds (Cost $59,025,882)	59,897,885

COLLATERALIZED MORTGAGE-BACKED SECURITIES – 18.52%
3,614,863	Alternative Loan Trust Series 2007-J2, Class 2A1 6.000%, 07/25/37	3,524,841
1,072,000	American General Mortgage Loan Trust Series 2010-1A, Class A3 5.650%, 03/25/58 (a) (b)	1,110,535

See accompanying Notes to Financial Statements.

45

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value
$ 350,000	Banc of America Commercial Mortgage Trust Series 2007-4, Class AM 5.821%, 02/10/51 (b)	$384,213
725,998	Banc of America Funding Series 2006-B, Class 7A1 5.637%, 03/20/36 (b)	667,413
759,836	Banc of America Funding Series 2010-R9, Class 3A3 5.500%, 12/01/35 (a)	600,342
504,948	Banc of America Funding Series 2012-R4, Class A 0.417%, 03/04/39 (a) (b)	495,946
359,917	Bear Stearns Asset Backed Securities I Trust Series 2004-AC2, Class 2A 5.000%, 05/25/34	363,184
2,235,795	CHL Mortgage Pass-Through Trust Series 2007-14, Class A15 6.500%, 09/25/37	2,194,217
158,015	Citicorp Mortgage Securities Trust Series 2007-2, Class 3A1 5.500%, 02/25/37	158,007
972,271	Citigroup Commercial Mortgage Trust Series 2012-GC8, Class XA 2.216%, 09/10/45 (a) (b)	100,859
350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class C 2.738%, 01/12/30 (a)	355,526
350,000	Citigroup Commercial Mortgage Trust Series 2013-SMP, Class D 2.911%, 01/12/30 (a) (b)	353,120
4,961,000	Citigroup Commercial Mortgage Trust Series 2014-GC25, Class XA 1.257%, 10/10/47 (b)	408,918
340,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class AMFX 5.366%, 12/11/49 (b)	356,261
6,161,223	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD5, Class XP 0.162%, 11/15/44 (a) (b)	62
300,000	COBALT CMBS Commercial Mortgage Trust Series 2007-C2, Class AFJX 5.568%, 04/15/47 (b)	306,123
149,246	Commercial Mortgage Pass Through Certificates Series 2010-C1, Class XPA 2.294%, 07/10/46 (a) (b)	3,557
1,950,039	Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.177%, 10/15/45 (b)	224,462
350,000	Commercial Mortgage Pass Through Certificates Series 2014-CCRE19, Class C 4.721%, 08/10/47 (b)	362,714

Par Value		Market Value
$ 3,743,658	Commercial Mortgage Pass Through Certificates Series 2014-CCRE19, Class XA 1.323%, 08/10/47 (b)	$306,267
300,000	Commercial Mortgage Pass Through Certificates Series 2014-CR20, Class C 4.658%, 11/10/47 (b) (c)	303,739
350,000	Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class E 2.503%, 06/11/27 (a) (b)	349,660
300,000	Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class F 3.653%, 06/11/27 (a) (b)	299,813
350,000	Commercial Mortgage Trust Series 2006-GG7, Class AJ 5.819%, 07/10/38 (b)	361,831
300,000	Commercial Mortgage Trust Series 2007-GG11, Class AJ 6.051%, 12/10/49 (b)	314,413
102,680	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A17 6.000%, 08/25/37	93,887
391,975	Countrywide Alternative Loan Trust Series 2007-23CB, Class A3 0.652%, 09/25/37 (b)	277,336
374,271	Countrywide Alternative Loan Trust Series 2007-23CB, Class A4 6.348%, 09/25/37 (b) (e)	88,374
1,686,741	Countrywide Alternative Loan Trust Series 2005-86CB, Class A5 5.500%, 02/25/36	1,513,462
531,786	Countrywide Alternative Loan Trust Series 2006-J1, Class 2A1 7.000%, 02/25/36	228,315
171,488	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-7, Class A4 5.750%, 06/25/37	158,388
848,079	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-HYB8, Class 4A1 4.339%, 12/20/35 (b)	747,071
739,233	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-2, Class A13 6.000%, 03/25/37	673,040
275,000	Credit Suisse Commercial Mortgage Trust Series 2006-C4, Class AM 5.509%, 09/15/39	293,981
67,134	Credit Suisse First Boston Mortgage Securities Series 1998-C2, Class F 6.750%, 11/15/30 (a) (b)	69,696

See accompanying Notes to Financial Statements.

46

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value
$ 2,350,651	Credit Suisse First Boston Mortgage Securities Series 2005-9, Class 5A9 5.500%, 10/25/35	$2,082,105
1,190,130	Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/25/37	1,078,616
106,802	Credit Suisse Mortgage Capital Certificates Series 2009-13R, Class 2A1 6.000%, 01/26/37 (a)	107,824
250,000	Credit Suisse Mortgage Capital Certificates Series 2009-RR2, Class IQB 5.695%, 04/16/49 (a) (b)	266,245
150,000	Del Coronado Trust Series 2013-HDC, Class D 2.104%, 03/15/26 (a) (b)	149,750
150,000	Del Coronado Trust Series 2013-HDC, Class E 2.804%, 03/15/26 (a) (b)	149,401
100,000	GE Capital Commercial Mortgage Series 2005-C2, Class B 5.113%, 05/10/43 (b)	101,610
350,000	GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.521%, 04/10/38 (b)	360,223
400,000	GS Mortgage Securities Trust Series 2006-GG8, Class AJ 5.622%, 11/10/39	411,913
818,180	GSR Mortgage Loan Trust Series 2006-AR1, Class 3A1 2.878%, 01/25/36 (b)	752,994
69,317	HSI Asset Loan Obligation Trust Series 2007-2, Class 1A1 5.500%, 09/25/37	67,943
350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19 Class AM 5.703%, 02/12/49 (b)	371,637
1,209,664	JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class XA 1.485%, 07/15/46 (a) (b)	54,445
250,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2005-CB12, Class B 4.971%, 09/12/37 (b)	240,216
2,020,394	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class X 0.536%, 05/15/45 (b)	16,763
350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 05/15/47	364,488

Par Value		Market Value
$ 350,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class AJ 6.074%, 02/12/51 (b)	$369,898
250,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12, Class AM 6.002%, 02/15/51 (b)	275,289
2,372,175	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class XA 2.130%, 10/15/45 (b)	245,753
808,908	JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class XA 1.759%, 06/15/45 (b)	65,626
5,956,505	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C18, Class XA 1.165%, 02/15/47 (b)	405,105
300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class C 4.661%, 08/15/47 (b)	310,874
3,744,943	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C21, Class XA 1.131%, 08/15/47 (b)	300,247
330,824	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C23, Class C 4.461%, 09/15/47 (b)	337,927
300,000	JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class A 3.429%, 06/10/27 (a)	309,111
250,000	LB Commercial Mortgage Trust Series 2007-C3, Class AMFL 5.903%, 07/15/44 (a) (b)	275,955
350,000	LB-UBS Commercial Mortgage Trust Series 2007-C1, Class AJ 5.484%, 02/15/40	364,964
350,000	Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 08/12/43 (b)	356,829
300,000	Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AM 5.107%, 07/12/38 (b)	307,277
250,000	ML-CFC Commercial Mortgage Trust Series 2007-5, Class AM 5.419%, 08/12/48	263,308
300,000	ML-CFC Commercial Mortgage Trust Series 2006-1, Class AJ 5.566%, 02/12/39 (b)	311,192
969,945	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class XA 1.862%, 08/15/45 (a) (b)	82,372

See accompanying Notes to Financial Statements.

47

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value
$ 550,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class D 4.835%, 02/15/47 (a) (b)	$530,679
300,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class C 4.489%, 10/15/47	306,648
300,000	Morgan Stanley Capital I Trust Series 2006-HQ8, Class AJ 5.492%, 03/12/44 (b)	310,331
300,000	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AJ 5.508%, 02/12/44 (b)	314,495
250,000	Morgan Stanley Capital I Trust Series 2007-IQ13, Class AM 5.406%, 03/15/44	268,721
1,420,308	Morgan Stanley Capital I Trust Series 2011-C1, Class XA 0.911%, 09/15/47 (a) (b)	24,468
250,000	Morgan Stanley Capital I Trust Series 2014-CPT, Class E 3.446%, 07/13/29 (a) (b)	245,545
1,150,943	Morgan Stanley Mortgage Loan Trust Series 2005-3AR, Class 2A2 2.847%, 07/25/35 (b)	1,071,466
300,000	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AP3, Class A3 5.318%, 08/25/35 (b)	229,100
243,068	Residential Asset Securitization Trust Series 2006-A6, Class 1A1 6.500%, 07/25/36	151,531
573,817	Residential Asset Securitization Trust Series 2007-A1, Class A8 6.000%, 03/25/37	442,361
3,051,589	Sequoia Mortgage Trust Series 2013-1, Class 2A1 1.855%, 02/25/43 (b)	2,754,379
400,045	Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 2.435%, 02/25/36 (b)	356,784
1,928,943	UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 2.138%, 08/10/49 (a) (b)	220,032
350,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AMFL 0.357%, 12/15/43 (a) (b)	339,067
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ 5.941%, 02/15/51 (b)	316,100
496,296	Wells Fargo Mortgage Backed Securities Trust Series 2007-13, Class A6 6.000%, 09/25/37	518,306

Par Value		Market Value
$ 529,179	Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 1A16 6.000%, 07/25/37	$525,018
971,234	WF-RBS Commercial Mortgage Trust Series 2012-C8, Class XA 2.207%, 08/15/45 (a) (b)	103,035
1,443,252	WF-RBS Commercial Mortgage Trust Series 2012-C9, Class XA 2.221%, 11/15/45 (a) (b)	165,734

	Total Collateralized Mortgage-Backed Securities (Cost $36,810,719)	38,401,273

U.S. GOVERNMENT OBLIGATIONS – 16.73%

	U.S. Treasury Bonds – 2.94%
5,490,000	3.625%, 02/15/44	6,094,757

	U.S. Treasury Notes – 13.79%
1,830,000	0.250%, 01/31/15	1,830,858
3,820,000	0.250%, 02/28/15	3,822,387
6,510,000	0.250%, 03/31/15	6,514,069
4,080,000	1.000%, 08/31/19	3,964,295
1,650,000	1.875%, 06/30/20	1,656,574
5,620,000	1.750%, 10/31/20	5,573,461
1,530,000	1.625%, 08/15/22	1,474,179
3,620,000	2.750%, 11/15/23	3,764,518

		28,600,341

	Total U.S. Government Obligations (Cost $34,447,692)	34,695,098

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 8.69%

	Fannie Mae – 2.75%
558,217	5.646%, 09/25/36 (b) (e) Series 2009-86, Class CI, REMIC	64,454
304,823	6.468%, 10/25/36 (b) (e) Series 2007-57, Class SX, REMIC	47,934
307,576	4.000%, 01/25/41 Series 2010-156, Class ZC, REMIC	315,645
463,074	4.000%, 03/25/41 Series 2011-18, Class UZ, REMIC	479,083
47,576	8.987%, 09/25/41 (b) Series 2011-88, Class SB, REMIC	47,808
552,959	4.500%, 12/25/41 Series 2011-121, Class JP, REMIC	598,464
1,097,678	3.500%, 03/25/42 Series 2012-20, Class ZT, REMIC	1,071,117
1,663,006	4.000%, 04/25/42 Series 2012-31, Class Z, REMIC	1,715,957
1,075,527	3.500%, 10/25/42 Series 2012-105, Class Z, REMIC	1,024,284
428,273	1.500%, 02/25/43 Series 2013-6, Class ZH, REMIC	334,386

		5,699,132

See accompanying Notes to Financial Statements.

48

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Freddie Mac – 4.69%
$ 724,568	5.000%, 12/15/34 Series 2909, Class Z, REMIC	$791,145
355,146	5.500%, 08/15/36 Series 3626, Class AZ, REMIC	389,348
205,327	5.947%, 04/15/37 (b) (e) Series 3301, Class MS, REMIC	26,557
122,378	5.847%, 11/15/37 (b) (e) Series 3382, Class SB, REMIC	14,236
124,058	6.237%, 11/15/37 (b) (e) Series 3384, Class S, REMIC	18,893
1,500,000	4.000%, 12/15/38 Series 3738, Class BP, REMIC	1,599,263
405,829	5.367%, 01/15/39 (b) (e) Series 3500, Class SA, REMIC	48,265
116,154	4.000%, 01/15/41 Series 3795, Class VZ, REMIC	120,967
101,918	4.000%, 06/15/41 Series 3872, Class BA, REMIC	106,462
227,716	4.000%, 07/15/41 Series 3888, Class ZG, REMIC	237,953
404,955	4.500%, 07/15/41 Series 3894, Class ZA, REMIC	439,413
14,901	9.247%, 09/15/41 (b) Series 3924, Class US, REMIC	14,770
553,656	3.500%, 11/15/41 Series 3957, Class DZ, REMIC	532,580
505,587	4.000%, 11/15/41 Series 3957, Class HZ, REMIC	523,873
4,683,216	3.000%, 06/15/40 Series 4323, Class GA, REMIC	4,863,496

		9,727,221

	Ginnie Mae – 1.25%
44,790	31.480%, 03/20/34 (b) Series 2004-35, Class SA	71,171
612,221	7.473%, 08/20/38 (b) (e) Series 2008-69, Class SB	116,458
416,649	5.903%, 03/20/39 (b) (e) Series 2010-98, Class IA	40,639
727,022	4.500%, 05/16/39 Series 2009-32, Class ZE	786,282
637,722	4.500%, 05/20/39 Series 2009-35, Class DZ	693,376
628,245	4.500%, 09/20/39 Series 2009-75, Class GZ	675,963
1,565,368	5.293%, 06/20/41 (b) (e) Series 2011-89, Class SA	204,023

		2,587,912

	Total Agency Collateralized Mortgage Obligations (Cost $17,815,947)	18,014,265

Par Value		Market Value

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES – 4.01%

	Fannie Mae – 2.28%
$ 340,266	4.000%, 09/01/31 Pool # MA3894	$365,165
823,992	3.500%, 12/01/31 Pool # MA0919	865,645
725,987	3.500%, 01/01/32 Pool # MA0949	762,685
1,810,393	3.000%, 06/01/33 Pool # MA1459	1,853,904
330,899	4.500%, 03/01/42 Pool # MA1050	353,642
498,681	4.000%, 06/01/42 Pool # AB5459	524,890

		4,725,931

	Freddie Mac – 1.73%
1,738,286	3.000%, 01/01/33 Gold Pool # C91594	1,780,305
52,245	5.000%, 07/01/35 Gold Pool # G01840	57,932
16,978	5.500%, 12/01/38 Gold Pool # G06172	18,934
339,754	4.000%, 10/01/41 Gold Pool # T60392	357,313
1,338,955	3.500%, 10/01/42 Gold Pool # T65110	1,370,196

		3,584,680

	Total U.S. Government Mortgage-Backed Securities (Cost $8,341,675)	8,310,611

OTHER ASSET-BACKED SECURITIES – 4.64%
250,000	Adams Mill CLO (Cayman Islands) Series 2014-1A, Class D1 3.697%, 07/15/26 (a) (b)	230,748
250,000	Series 2014-1A, Class E1 5.197%, 07/15/26 (a) (b)	221,229
250,000	ALM IV (Cayman Islands) Series 2011-A4, Class C 2.978%, 07/18/22 (a) (b)	249,995
250,000	Apidos CLO XVIII (Cayman Islands) Series 2014-18A, Class C 3.884%, 07/22/26 (a) (b)	236,783
250,000	Series 2014-18A, Class D 5.434%, 07/22/26 (a) (b)	227,257
250,000	ARES CLO (Cayman Islands) Series 2012-2A, Class D 4.930%, 10/12/23 (a) (b)	250,039
500,000	ARES XXVI CLO (Cayman Islands) Series 2013-1A, Class D 3.981%, 04/15/25 (a) (b)	468,179
250,000	Babson CLO (Cayman Islands) Series 2014-3A, Class E2 6.732%, 01/15/26 (a) (b) (c)	250,000

See accompanying Notes to Financial Statements.

49

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value
$ 250,000	Ballyrock CLO (Cayman Islands) Series 2014-1A, Class C 3.981%, 10/20/26 (a) (b) (c)	$236,128
1,025,221	Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/28/37 (d)	1,030,941
	Birchwood Park CLO (Cayman Islands)
250,000	Series 2014-1A, Class C2 3.384%, 07/15/26 (a) (b)	244,459
250,000	Series 2014-1A, Class D2 4.434%, 07/15/26 (a) (b)	243,059
250,000	BlueMountain CLO (Cayman Islands) Series 2012-1A, Class E 5.731%, 07/20/23 (a) (b)	237,055
250,000	Brookside Mill CLO (Cayman Islands) Series 2013-1A, Class D 3.278%, 04/17/25 (a) (b)	224,322
250,000	Series 2013-1A, Class E 4.628%, 04/17/25 (a) (b)	216,513
100,000	Credit-Based Asset Servicing and Securitization Series 2007-MX1, Class A4 6.231%, 12/25/36 (a) (d)	95,484
250,000	Eaton Vance CDO VIII (Cayman Islands) Series 2006-8A, Class B 0.884%, 08/15/22 (a) (b) (c)	239,688
250,000	Emerson Park CLO (Cayman Islands) Series 2013-1A, Class C1 2.981%, 07/15/25 (a) (b)	240,837
250,000	Flatiron CLO (Cayman Islands) Series 2014-1A, Class B 3.086%, 07/17/26 (a) (b)	239,659
250,000	Series 2014-1A, Class C 3.536%, 07/17/26 (a) (b)	227,723
250,000	Goldentree Loan Opportunities VI (Cayman Islands) Series 2012-6A, Class D 4.428%, 04/17/22 (a) (b)	248,813
757,000	GSAA Home Equity Trust Series 2006-15, Class AF3B 5.933%, 09/25/36 (b)	186,346
250,000	Halcyon Loan Advisors Funding (Cayman Islands) Series 2013-2A, Class C 2.932%, 08/01/25 (a) (b)	236,980
500,000	LCM VI (Cayman Islands) Series 6A, Class C 1.038%, 05/28/19 (a) (b)	484,570
250,000	LCM XI (Cayman Islands) Series 11A, Class D 4.180%, 04/19/22 (a) (b)	244,924
250,000	LCM XIV (Cayman Islands) Series 14A, Class D 3.731%, 07/15/25 (a) (b)	232,217
250,000	LCM XV (Cayman Islands) Series 15A, Class C 3.335%, 08/25/24 (a) (b)	244,406

Par Value		Market Value
$ 350,000	Madison Park Funding IV (Cayman Islands) Series 2007-4A, Class D 1.663%, 03/22/21 (a) (b)	$334,250
250,000	Nomad CLO (Cayman Islands) Series 2013-1A, Class B 3.181%, 01/15/25 (a) (b)	240,794
250,000	Series 2013-1A, Class C 3.731%, 01/15/25 (a) (b)	232,061
250,000	Octagon Investment Partners XVI (Cayman Islands) Series 2013-1A, Class D 3.578%, 07/17/25 (a) (b)	229,969
250,000	Series 2013-1A, Class E 4.728%, 07/17/25 (a) (b)	218,099
250,000	Octagon Investment Partners XXI (Cayman Islands) Series 2014-1A, Class C 3.884%, 11/14/26 (a) (b) (c)	239,390
182,597	Residential Asset Mortgage Products Series 2006-RS5, Class A3 0.322%, 09/25/36 (b)	177,165
250,000	WhiteHorse III (Cayman Islands) Series 2006-1A, Class B1L 2.082%, 05/01/18 (a) (b)	244,448
250,000	Wind River CLO (Cayman Islands) Series 2013-1A, Class C 3.631%, 04/20/25 (a) (b)	226,683

	Total Asset-Backed Securities (Cost $9,793,917)	9,631,213

FOREIGN GOVERNMENT BONDS – 0.30%
225,000	Corp Andina de Fomento Senior Unsecured Notes 3.750%, 01/15/16	232,904
200,000	Costa Rica Government International Bond Senior Unsecured Notes 7.000%, 04/04/44 (a)	207,000
170,000	Mexico Government International Bond Senior Unsecured Notes 4.000%, 10/02/23	178,118

	Total Foreign Government Bonds (Cost $604,056)	618,022

See accompanying Notes to Financial Statements.

50

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Share		Market Value

INVESTMENT COMPANIES – 8.93%

15,994,686	BlackRock Liquidity Funds TempCash Portfolio	$15,994,686
250,173	DoubleLine Floating Rate Fund (f)	2,514,243

	Total Investment Companies (Cost $18,511,431)	18,508,929

Total Investments – 90.71% (Cost $185,351,319)*		188,077,296

Net Other Assets and Liabilities – 9.29%		19,268,328

Net Assets – 100.00%		$207,345,624

*	Aggregate cost for Federal income tax purposes is $185,704,367.

Gross unrealized appreciation	$4,041,931
Gross unrealized depreciation	(1,669,002)

Net unrealized appreciation	$2,372,929

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Funds’ Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2014, these securities amounted to $33,778,428 or 16.29% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(b)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2014.
(c)	Securities with a total aggregate market value of $1,926,225 or 0.93% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.
(d)	Step Coupon. Security becomes interest bearing at a future date.
(e)	Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduces the value of the “interest only” holding.
(f)	Affiliated Fund. See Note G in Notes to Financial Statements.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Portfolio Composition
U.S. Government Obligations	17%
U.S. Government Agency Obligations	30%
Corporate Notes and Bonds
(S&P Ratings (unaudited))
AAA	3%
AA	2%
A	6%
BBB	12%
BB	15%
B	6%
Lower than B	9%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Standard & Poor’s. This rating agency is an independent, nationally recognized statistical rating organization and is widely used. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

51

Aston Funds

ASTON/TCH Fixed Income Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Tere Alvarez Canida, CFA; Alan M. Habacht, William J. Canida, CFA; & Scott M. Kimball

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Despite fears surrounding the Federal Reserve’s tapering program, fixed income broadly performed well during the trailing twelve months. Diversified sources of alpha drove the portfolio’s outperformance versus its benchmark. Yield curve positioning, sector and quality selection, and security selection all contributed to the Fund’s outperformance.

The Fund’s barbelled position on the yield curve emphasizing longer maturity securities paired with high quality floating rate notes contributed to performance as the yield curve flattened. A sector overweight to Credit securities benefited the Fund. Credit was the best performing fixed income sector, delivering 206 basis points (bps) of excess return. Within Credit, the Fund was overweight lower quality investment grade securities, which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities* by 256 bps of excess return. Finally, performance was enhanced by favorable individual security selection.

Q.	What were the best performing holdings for the Fund during the period?

A.	Corporate Bonds was the best performing sector held in the portfolio. Corporates benefited from the overall decline in interest rates during the period, tightening spreads versus Treasuries and the embedded carry of the bonds. Security selection within this sector contributed to performance.

Q.	What were the weakest performing holdings?

A.	Our exposure to Treasury Inflation-Protected Securities (TIPS) detracted from returns as TIPS underperformed nominal securities during the last year, as signs of a significant increase in inflation remain muted.
Q.	How was the Fund positioned as of October 31, 2014?

A.	Despite recent flattening, the yield curve remains steep. The portfolio is positioned with a barbell structure in anticipation of further yield curve flattening. Now that the Federal Reserve has announced the end of new asset purchases from its quantitative easing program, market expectations are that the launch date for the next Federal Funds rate hike cycle is approaching. Our perspective is that much like the other recent Federal Funds rate hike cycles, the next cycle will result in a flattening yield curve. Within our yield curve exposure, we continue to believe an allocation to floating rate securities is warranted.

The portfolio remains overweight non-government sectors. Over the past year, the Fund increased its holdings in agency mortgage-backed securities to reduce positions in credits that we believe had become rich in terms of valuation. Nonetheless, we continue to believe broadly that U.S. investment grade credit offers excellent relative value, opting for certain non-U.S. corporate bonds as a means of diversification in lieu of moving significantly lower in credit quality. The improving domestic outlook for growth remains supportive of spread sectors in fixed income. While inflation has remained contained, we maintain a modest allocation to TIPS to protect against increased inflation expectations. We believe the interest rate volatility and spread widening in the most recent quarter have provided an opportunity to invest in credits at more attractive levels than a few months prior. As yields remain low and we do not believe we can rely on spread tightening in the credit or mortgage sectors, we expect that security selection and relative value decisions will play an even more important role in the portfolio in the coming year.

Note: A basis point (bps) is a unit of measure. 1bps = .01%.

*	Standard and Poor’s assigns a credit quality rating from AAA (highest quality) to D (lowest quality). Credit quality ratings refer to the underlying bonds in the Fund’s portfolio and not of the Fund itself.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund’s value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	5.48%
Five Year	6.13%
Ten Year	5.59%
Since Inception	5.88%

Inception Date 12/13/93

Average Annual Total Returns - Class I

One Year	5.75%
Five Year	6.33%
Ten Year	5.81%
Since Inception	6.16%

Inception Date 07/31/00

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I shares are 1.13% and 0.88%, respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

52

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2014

Schedule of Investments

Par Value		Market Value

CORPORATE NOTES AND BONDS – 46.42%

	Consumer Discretionary – 3.08%
$ 350,000	ADT Senior Unsecured Notes 4.875%, 07/15/42	$295,312
865,000	L Brands Senior Unsecured Notes 7.600%, 07/15/37	947,175
100,000	Macy’s Retail Holdings 7.875%, 07/15/15 (b)	104,970
250,000	Nabisco Senior Unsecured Notes 7.550%, 06/15/15	260,460

		1,607,917

	Consumer Staples – 0.80%
65,000	Altria Group 10.200%, 02/06/39	111,699
150,000	PepsiCo Senior Unsecured Notes 7.900%, 11/01/18	184,584
100,000	Reynolds American 7.750%, 06/01/18	118,609

		414,892

	Energy – 3.69%
	Chesapeake Energy
250,000	6.625%, 08/15/20	283,125
250,000	6.125%, 02/15/21	278,750
250,000	Energy Transfer Partners Senior Unsecured Notes 9.000%, 04/15/19	313,945
250,000	KazMunayGas National (Kazakhstan) Senior Unsecured Notes 5.750%, 04/30/43 (a)	244,375

Par Value		Market Value

	Energy (continued)
$ 250,000	Pride International 6.875%, 08/15/20	$292,582
400,000	Weatherford International (Bermuda) 9.625%, 03/01/19	511,628

		1,924,405

	Financials – 14.68%
250,000	AerCap Ireland Capital (Ireland) 4.500%, 05/15/21 (a)	252,812
450,000	American Financial Group Senior Unsecured Notes 9.875%, 06/15/19	580,960
250,000	Banco Bradesco SA/Cayman Islands (Brazil) Subordinated Notes 5.750%, 03/01/22 (a)	264,850
250,000	Bancolombia SA (Colombia) Senior Unsecured Notes
	5.950%, 06/03/21	278,437
250,000	Subordinated Notes 5.125%, 09/11/22	256,250
580,000	Bank of America Senior Unsecured Notes 1.271%, 01/15/19 (c)	587,752
250,000	Barrick North America Finance 5.700%, 05/30/41	240,553
	Blackstone Holdings Finance
150,000	6.625%, 08/15/19 (a) (d)	178,786
250,000	6.250%, 08/15/42 (a) (d)	312,215
250,000	Bunge Ltd Finance 8.500%, 06/15/19	309,902
500,000	Credit Suisse New York (Switzerland), MTN Senior Unsecured Notes 0.535%, 03/11/16 (c)	499,898
250,000	Discover Bank Subordinated Notes 7.000%, 04/15/20	296,244
500,000	Ford Motor Senior Unsecured Notes 1.162%, 11/04/19 (c)	501,092
375,000	Goldman Sachs Group Senior Unsecured Notes 1.251%, 10/23/19 (c)	376,715
500,000	Goldman Sachs Group, MTN Senior Unsecured Notes 1.334%, 11/15/18 (c)	505,614
400,000	Itau Unibanco Holding SA (Brazil) Subordinated Notes 5.500%, 08/06/22 (a)	412,880
	Jefferies Group
	Senior Unsecured Notes
200,000	8.500%, 07/15/19	249,080
250,000	6.500%, 01/20/43	281,096
200,000	Leucadia National Senior Unsecured Notes 5.500%, 10/18/23	210,156
250,000	Nomura Holdings (Japan), MTN Senior Unsecured Notes 1.684%, 09/13/16 (c)	254,549

See accompanying Notes to Financial Statements.

53

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Financials (continued)
$ 300,000	Turkiye Halk Bankasi AS (Turkey) Senior Unsecured Notes 4.750%, 06/04/19 (a)	$301,621
500,000	Wells Fargo Senior Unsecured Notes 1.155%, 06/26/15 (c)	502,783

		7,654,245

	Healthcare – 3.60%
500,000	Bayer US Finance 0.482%, 10/07/16 (a) (c)	500,620
310,000	Endo Finance 7.000%, 07/15/19 (a)	327,437
250,000	Humana Senior Unsecured Notes 8.150%, 06/15/38	357,711
500,000	Lorillard Tobacco 8.125%, 05/01/40	693,106

		1,878,874

	Industrials – 5.63%
500,000	Ball Corp 5.000%, 03/15/22	526,250
250,000	FedEx Senior Notes 8.000%, 01/15/19	307,064
200,000	Jaguar Land Rover Automotive (United Kingdom) 4.125%, 12/15/18 (a)	204,500
500,000	Mexichem SAB de CV (Mexico) 6.750%, 09/19/42 (a)	548,750
200,000	Nissan Motor Acceptance 0.935%, 09/26/16 (a) (c)	201,372
500,000	Southern Copper Senior Unsecured Notes 7.500%, 07/27/35	596,855
250,000	Vale SA (Brazil) Senior Unsecured Notes 5.625%, 09/11/42	248,300
250,000	Waste Management 7.375%, 03/11/19	302,297

		2,935,388

	Information Technology – 2.38%
150,000	Hewlett-Packard Senior Unsecured Notes 1.170%, 01/14/19 (c)	149,604
250,000	Micron Technology Senior Unsecured Notes 5.500%, 02/01/25 (a)	253,750
150,000	Netflix Inc. Senior Unsecured Notes 5.750%, 03/01/24 (a)	157,875
600,000	Telecom Italia Capital SA (Luxembourg) 7.721%, 06/04/38	681,000

		1,242,229

Par Value		Market Value

	Materials – 4.60%
$ 100,000	Allegheny Technologies Senior Unsecured Notes 6.125%, 08/15/23	$105,583
400,000	ArcelorMittal (Luxembourg) Senior Unsecured Notes 7.500%, 10/15/39 (b)	429,000
500,000	Braskem America Finance 7.125%, 07/22/41 (a)	512,500
250,000	Dow Chemical (The) Senior Unsecured Notes 8.550%, 05/15/19	315,178
400,000	GTL Trade Finance (Virgin Islands) 7.250%, 04/16/44 (a)	417,000
250,000	International Paper Senior Unsecured Notes 8.700%, 06/15/38	369,732
250,000	Teck Resources (Canada) 6.250%, 07/15/41	249,474

		2,398,467

	Telecommunication Services – 5.69%
	CenturyLink
	Senior Unsecured Notes
500,000	7.600%, 09/15/39	507,500
500,000	7.650%, 03/15/42	503,750
350,000	Frontier Communications Senior Unsecured Notes 9.000%, 08/15/31	381,500
250,000	Telecom Italia Capital SA (Luxembourg) 6.375%, 11/15/33	253,750
500,000	Telefonica Europe BV (Netherlands) 8.250%, 09/15/30	684,152
100,000	Verizon Communications Senior Unsecured Notes 1.764%, 09/15/16 (c)	102,305
500,000	Windstream 7.500%, 06/01/22	533,125

		2,966,082

	Utilities – 2.27%
500,000	Dubai Electricity & Water Authority (United Arab Emirates) Senior Unsecured Notes 8.500%, 04/22/15 (a)	516,125
450,000	FPL Group Capital 7.875%, 12/15/15	485,676
150,000	Pacific Gas & Electric
	Senior Unsecured Notes
	8.250%, 10/15/18	183,064

		1,184,865

	Total Corporate Notes and Bonds (Cost $21,902,431)	24,207,364

See accompanying Notes to Financial Statements.

54

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 47.19%

	Fannie Mae – 12.04%
$ 139,211	6.000%, 11/01/17, Pool # 662854	$147,376
40,407	6.000%, 04/01/18, Pool # 725175	42,095
145,210	5.500%, 11/01/18, Pool # 748886	155,911
48,998	4.500%, 06/01/19, Pool # 747860	52,008
255,587	6.000%, 01/01/21, Pool # 850787	276,708
103,880	6.000%, 09/01/32, Pool # 847899	117,423
75,017	6.000%, 02/01/34, Pool # 771952	85,464
77,799	7.500%, 02/01/35, Pool # 787557	90,386
18,624	7.500%, 04/01/35, Pool # 819231	19,960
135,050	6.000%, 11/01/35, Pool # 844078	153,458
102,506	5.000%, 05/01/36, Pool # 745581	113,654
55,937	6.000%, 12/01/36, Pool # 888029	63,432
75,801	5.500%, 06/01/37, Pool # 918778	84,470
79,939	6.500%, 10/01/37, Pool # 888890	90,809
242,566	5.500%, 03/01/38, Pool # 962344	270,377
242,021	4.000%, 02/01/41, Pool # AE0949	257,451
215,197	4.000%, 02/01/41, Pool # AH5695	228,851
942,983	3.000%, 03/01/43, Pool # AB8615	945,119
544,849	3.500%, 05/01/43, Pool # AB9512	564,105
565,745	3.000%, 07/01/43, Pool # AU1629	566,917
949,894	3.000%, 08/01/43, Pool # AS0331	951,826
1,000,000	3.000%, 09/01/44, Pool # AX7336	1,001,462

		6,279,262

	Freddie Mac – 13.87%
264,912	5.500%, 11/01/20, Gold Pool # G18083	287,167
52,916	5.500%, 12/01/20, Gold Pool # G11820	57,355
34,625	6.000%, 10/01/35, Gold Pool # A47772	39,082
85,456	5.500%, 05/01/37, Gold Pool # A60048	95,420

Par Value		Market Value

	Fannie Mae (continued)
$ 164,059	5.500%, 09/01/37, Gold Pool # G03202	$183,131
130,671	5.000%, 02/01/38, Gold Pool # A73409	144,357
374,030	5.000%, 04/01/38, Gold Pool # G04334	416,523
224,451	4.000%, 12/01/39, Gold Pool # G06935	238,396
109,527	4.000%, 05/01/41, Gold Pool # Q00870	116,332
687,112	4.000%, 11/01/41, Gold Pool # Q04550	729,804
918,188	3.000%, 04/01/43, Gold Pool # V80006	922,205
926,478	3.000%, 05/01/43, Gold Pool # G08525	928,665
473,866	3.000%, 09/01/43, Gold Pool # G08544	474,874
847,011	3.500%, 10/01/43, Gold Pool # G08554	874,922
329,683	3.500%, 11/01/43, Gold Pool # G08557	340,547
763,802	3.500%, 01/01/44, Gold Pool # G08562	788,971
577,621	3.500%, 02/01/44, Gold Pool # G08572	596,655

		7,234,406

	Ginnie Mae – 1.60%
119,799	5.000%, 05/01/37, Pool # 782156	132,204
244,955	5.000%, 08/01/37, Pool # 4015	271,783
206,766	6.000%, 07/01/38, Pool # 4195	232,790
126,553	5.500%, 08/01/38, Pool # 4215	135,507
54,726	6.000%, 01/01/39, Pool # 698036	61,746

		834,030

	U.S. Treasury Inflation Index Bonds – 5.85%
1,654,515	1.375%, 07/15/18	1,763,093
1,135,350	1.750%, 01/15/28	1,289,509

		3,052,602

	U.S. Treasury Notes – 13.83%
750,000	4.000%, 02/15/15	758,408
1,000,000	4.125%, 05/15/15	1,021,641
1,000,000	2.125%, 05/31/15	1,011,797
1,500,000	2.000%, 01/31/16	1,533,516
500,000	2.000%, 04/30/16	512,344
500,000	3.000%, 08/31/16	523,164
350,000	2.000%, 11/30/20	351,805
1,500,000	2.000%, 11/15/21	1,496,837

		7,209,512

	Total U.S. Government and Agency Obligations (Cost $23,939,676)	24,609,812

See accompanying Notes to Financial Statements.

55

Aston Funds

ASTON/TCH Fixed Income Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

OTHER ASSET-BACKED SECURITY – 0.48%
$ 251,214	Volkswagen Auto Loan Enhanced Trust 2011-1, Class A4 1.980%, 09/20/17	$251,713

	Total Asset-Backed Security (Cost $252,933)	251,713

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.58%
275,000	Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class A4 5.742%, 09/01/42 (c)	303,026

	Total Commercial Mortgage-Backed Security (Cost $191,891)	303,026

Shares

INVESTMENT COMPANY – 5.54%
2,888,784	BlackRock Liquidity Funds TempCash Portfolio	2,888,784

	Total Investment Company (Cost $2,888,784)	2,888,784

Total Investments – 100.21% (Cost $49,175,715)*		52,260,699

Net Other Assets and Liabilities – (0.21)%		(111,719)

Net Assets – 100.00%		$52,148,980

*	Aggregate cost for Federal income tax purposes is $49,081,309.

Gross unrealized appreciation	$3,357,972
Gross unrealized depreciation	(178,582)

Net unrealized appreciation	$3,179,390

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Funds’ Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2014, these securities amounted to $5,607,468 or 10.75% of net assets. These securities have not been determined by the Subadviser to be illiquid securities.
(b)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate shown will be accrual rate until maturity.
(c)	Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2014.
(d)	S&P credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

MTN	Medium Term Note
S&P	Standard & Poor’s

Portfolio Composition
U.S. Government and Agency Obligations	47%
Commercial Mortgage-Backed Securities	1%
Investment Company	6%
Corporate Notes and Bonds
(Moody’s Ratings (d) (unaudited))
A	4%
Baa	27%
Ba	13%
B	1%
NR	1%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Moody’s Investors Service. If a Moody’s credit quality rating is not available the credit quality ratings shown are assigned by Standard & Poor’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of Baa/ BBB or higher. Below investment grade ratings are credit ratings of Ba/BB or lower. Investments designated N/R are not rated by either rating agency. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

56

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Ronald L. Altman; Adam D. Neves & David J. Watson

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	To a great extent our strategy of selling call options on each stock we hold in the portfolio and buying put options on the SPY Index was the primary reason for our returns lagging behind the S&P 500 Index for the year that ended October 31, 2014. Given the markets steady advance over the last twelve months without as much as a 10% correction, the put options were a continuous drag on our up capture. In the most recent quarter, we did get some benefit from the puts, but the pullback was short in both duration and magnitude; therefore, we were only able to derive a small benefit from holding those options. On a more positive note, calendar year-to-date the Fund outperformed its Morningstar category.

In addition, our stock selection was negative during the first two months of the fiscal year but recovered in the ensuing 10 months. For the fiscal year as a whole our underlying portfolio of stocks trailed the S&P 500 Index. The Consumer Discretionary segment was the primary culprit accounting over 600 basis points (bps) of underperformance.

Q.	What were the best performing holdings for the Fund during the period?

A.	On the positive side, Dr. Pepper Snapple Group, Inc.; Alcoa, Inc.; and Entergy Corp. were the three biggest contributors, adding almost 250 bps to the Fund’s performance. Alcoa alone added 130 bps, which is an example of a company in the middle of a positive transformation that investors began to recognize.
Q.	What were the weakest performing holdings?

A.	The three stocks that represented almost all the of the underperformance for the year were: Coach, Inc.; Ford Motor Co.; and Staples, Inc. In our opinion, these companies are all in transformation mode, which we believe will be resolved favorably over the next several years. On that basis, the holdings are still in our Fund.

Q.	How was the Fund positioned as of October 31, 2014?

A.	In our opinion, the outlook for the current fiscal year remains uncertain given all the cross currents in terms of the global economy, interest rates, and the risk of deflation. It is our belief that our strategy is well suited for a potentially more volatile equity environment.

Note: A basis point (bps) is a unit of measure. 1 bps = .01%.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the stock. A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, it will not be able to sell the underlying security until the option expires or is exercised. If the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price. Premiums from the Fund’s sale of call options typically will result in short-term capital gains for federal income tax purposes.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	2.68%
Five Year	7.35%
Since Inception	4.58%

Inception Date 01/15/08

Average Annual Total Returns - Class I

One Year	2.94%
Since Inception	6.88%

Inception Date 03/03/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

57

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.95%

	Consumer Discretionary – 15.11%
120,000	Coach (a)	$4,125,600
485,000	Ford Motor (a)	6,833,650
225,000	General Motors (a)	7,065,000
115,000	Kohl’s (a)	6,235,300
600,000	Staples (a)	7,608,000

		31,867,550

	Consumer Staples – 2.97%
102,500	ConAgra Foods (a)	3,520,875
5,000	Dr Pepper Snapple Group (a)	346,250
25,000	PepsiCo (a)	2,404,250

		6,271,375

	Energy – 6.87%
29,000	Anadarko Petroleum (a)	2,661,620
70,000	Apache (a)	5,404,000
85,000	Devon Energy (a)	5,100,000
15,000	Occidental Petroleum (a)	1,333,950

		14,499,570

	Financials – 9.19%
150,000	BB&T (a)	5,682,000
180,000	Hartford Financial Services Group (a)	7,124,400
665,000	Huntington Bancshares (a)	6,590,150

		19,396,550

	Healthcare – 4.96%
40,000	Abbott Laboratories (a)	1,743,600
13,000	Laboratory Corp. of America Holdings * (a)	1,420,770
115,000	Quest Diagnostics (a)	7,297,900

		10,462,270

Shares		Market Value

	Industrials – 16.07%
200,000	ADT (a)	$7,168,000
80,000	Deere (a)	6,843,200
260,000	General Electric (a)	6,710,600
165,000	Republic Services (a)	6,336,000
140,000	Waste Management (a)	6,844,600

		33,902,400

	Information Technology – 24.45%
200,000	Altera (a)	6,874,000
280,000	Cisco Systems (a)	6,851,600
350,000	Corning (a)	7,150,500
245,000	EMC (a)	7,038,850
280,000	Intel (a)	9,522,800
145,000	Paychex (a)	6,806,300
165,000	Xilinx (a)	7,339,200

		51,583,250

	Materials – 0.16%
20,000	Alcoa (a)	335,200

	Telecommunication Services – 6.21%
200,000	AT&T (a)	6,968,000
147,700	CenturyLink (a)	6,126,596

		13,094,596

	Utilities – 13.96%
87,000	Entergy (a)	7,309,740
195,000	Exelon (a)	7,135,050
200,000	FirstEnergy (a)	7,468,000
180,000	PPL (a)	6,298,200
30,000	Public Service Enterprise Group (a)	1,239,300

		29,450,290

	Total Common Stocks (Cost $196,383,118)	210,863,051

Number of Contracts

PURCHASED OPTIONS – 0.26%

	SPDR S&P 500 ETF TRUST
1,000	Strike @ $168 Exp 11/14	6,000
1,000	Strike @ $169 Exp 11/14	6,500
2,000	Strike @ $170 Exp 11/14	14,000
500	Strike @ $170 Exp 12/14	18,000
500	Strike @ $171 Exp 12/14	19,500
1,900	Strike @ $174 Exp 12/14	66,500
1,900	Strike @ $175 Exp 12/14	68,400
3,900	Strike @ $176 Exp 12/14	144,300
3,900	Strike @ $177 Exp 12/14	159,900
1,000	Strike @ $178 Exp 12/14	44,000

	Total Purchased Options (Cost $1,995,608)	547,100

See accompanying Notes to Financial Statements.

58

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

INVESTMENT COMPANY – 5.13%

10,825,389	BlackRock Liquidity Funds TempCash Portfolio	$10,825,389

	Total Investment Company (Cost $10,825,389)	10,825,389

Total Investments – 105.34% (Cost $209,204,115)**		222,235,540

Net Other Assets and Liabilities – (5.34)%		(11,270,991)

Net Assets – 100.00%		$210,964,549

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $210,303,583.

Gross unrealized appreciation	$21,151,354
Gross unrealized depreciation	(9,219,397)

Net unrealized appreciation	$11,931,957

(a)	Security position is either partially or entirely pledged as collateral for written call options.

ETF	Exchange-Traded Fund
S&P	Standard & Poor
SPDR	Standard & Poor’s Depositary Receipt

Transactions in written call options for the period ended October 31, 2014 were as follows:

Contracts	Number of Contracts	Premium
Outstanding, October 31, 2013	58,830	$4,160,902
Call Options Written	245,090	22,100,606
Call Options Closed or Expired	(242,788)	(20,736,932)
Call Options Exercised	(1,964)	(293,810)

Outstanding, October 31, 2014	59,168	$5,230,766

Premiums received and value of written call options outstanding as of October 31, 2014.

Number of Contracts	Description	Premium Received	Market Value

	Abbott Laboratories
400	Strike @ $42 Exp 1/15	$ 33,803	$ 94,000

	ADT
300	Strike @ $36 Exp 4/15	89,609	72,750
37	Strike @ $37 Exp 4/15	3,995	7,770
663	Strike @ $39 Exp 4/15	53,925	79,560
1,000	Strike @ $41 Exp 4/15	108,959	77,500

	Alcoa
200	Strike @ $15 Exp 1/15	12,792	42,200

	Altera
291	Strike @ $38 Exp 6/15	30,926	34,920
139	Strike @ $39 Exp 3/15	6,811	6,950
374	Strike @ $39 Exp 6/15	26,179	35,530
846	Strike @ $41 Exp 6/15	43,544	46,530

Number of Contracts	Description	Premium Received	Market Value

	Anadarko Petroleum
290	Strike @ $85 Exp 5/15	$ 254,603	$ 362,500

	Apache
610	Strike @ $75 Exp 4/15	302,864	425,475

	AT&T
400	Strike @ $37 Exp 7/15	22,267	23,200
971	Strike @ $38 Exp 7/15	31,926	36,898

	BB&T
450	Strike @ $35 Exp 3/15	93,131	149,625
1,000	Strike @ $36 Exp 3/15	247,954	251,000
50	Strike @ $39 Exp 6/15	4,448	6,375

	CenturyLink
1,477	Strike @ $38 Exp 1/15	75,789	590,800

	Cisco Systems
123	Strike @ $27 Exp 7/15	6,268	7,380
2,677	Strike @ $30 Exp 4/15	85,817	20,078

	Coach
1,150	Strike @ $38 Exp 5/15	188,402	173,650

	ConAgra Foods
775	Strike @ $30 Exp 1/15	84,442	341,000
250	Strike @ $35 Exp 3/15	15,310	31,250

	Corning
3,500	Strike @ $19 Exp 5/15	308,871	742,000

	Deere
450	Strike @ $92.5 Exp 6/15	89,081	92,700
350	Strike @ $95 Exp 6/15	50,036	50,750

	Devon Energy
500	Strike @ $62.5 Exp 4/15	93,979	135,000
250	Strike @ $65 Exp 4/15	61,012	60,000

	Dr Pepper Snapple Group
50	Strike @ $60 Exp 11/14	2,948	46,250

	EMC
20	Strike @ $31 Exp 1/15	540	760
890	Strike @ $32 Exp 4/15	70,316	49,840
1,540	Strike @ $33 Exp 4/15	139,662	62,370

	Entergy
870	Strike @ $70 Exp 1/15	104,473	1,222,350

	Exelon
1,125	Strike @ $36 Exp 4/15	58,620	241,875
825	Strike @ $37 Exp 4/15	29,196	136,125

	FirstEnergy
150	Strike @ $37 Exp 4/15	7,350	24,000
150	Strike @ $38 Exp 4/15	5,679	17,250
1,700	Strike @ $39 Exp 4/15	40,184	140,250

	Ford Motor
850	Strike @ $16 Exp 6/15	33,467	34,000
2,500	Strike @ $17 Exp 6/15	85,353	60,000

	General Electric
250	Strike @ $28 Exp 6/15	8,740	8,500
1,500	Strike @ $29 Exp 6/15	26,387	30,000
300	Strike @ $30 Exp 6/15	3,213	3,900

See accompanying Notes to Financial Statements.

59

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund	October 31, 2014

Schedule of Investments – continued

Number of Contracts	Description	Premium Received	Market Value

	General Motors
1,100	Strike @ $35 Exp 3/15	$ 53,857	$ 63,800
550	Strike @ $41 Exp 3/15	75,376	6,325
200	Strike @ $42 Exp 3/15	11,444	2,200
200	Strike @ $43 Exp 3/15	6,692	1,800

	Hartford Financial Services Group
50	Strike @ $38 Exp 1/15	4,328	11,000
50	Strike @ $40 Exp 3/15	2,698	7,875
700	Strike @ $41 Exp 3/15	32,059	84,700
1,000	Strike @ $42 Exp 6/15	75,438	144,500

	Huntington Bancshares
1,076	Strike @ $10 Exp 1/15	30,870	30,128
424	Strike @ $11 Exp 1/15	7,037	2,968
5,150	Strike @ $11 Exp 4/15	69,752	46,350

	Intel
2,800	Strike @ $35 Exp 7/15	363,765	588,000

	Kohl’s
374	Strike @ $52.5 Exp 4/15	172,081	155,210
726	Strike @ $55 Exp 4/15	365,099	254,100
50	Strike @ $57.5 Exp 4/15	10,937	11,600

	Laboratory Corp. of America Holdings
130	Strike @ $110 Exp 5/15	36,134	83,850

	Occidental Petroleum
150	Strike @ $87.5 Exp 5/15	76,320	88,875

	Paychex
1,050	Strike @ $45 Exp 3/15	68,981	288,750
200	Strike @ $46 Exp 3/15	13,800	42,000
150	Strike @ $47 Exp 3/15	8,850	22,500
50	Strike @ $48 Exp 6/15	4,900	7,750

	PepsiCo
250	Strike @ $87.50 Exp 1/15	53,880	215,000

	PPL
1,207	Strike @ $35 Exp 1/15	53,308	90,525
200	Strike @ $36 Exp 1/15	7,792	6,400
143	Strike @ $36 Exp 4/15	8,487	8,580
250	Strike @ $37 Exp 1/15	9,740	3,125

	Public Service Enterprise Group
241	Strike @ $35 Exp 3/15	54,716	142,190
59	Strike @ $40 Exp 3/15	2,889	13,275

	Quest Diagnostics
1,150	Strike @ $70 Exp 5/15	103,162	178,250

	Republic Services
1,000	Strike @ $41 Exp 4/15	63,960	41,000
650	Strike @ $42 Exp 4/15	26,325	17,875

	Staples
2,545	Strike @ $16 Exp 6/15	59,534	63,625

	Waste Management
200	Strike @ $47 Exp 1/15	11,792	43,000
800	Strike @ $49 Exp 4/15	63,706	128,000
400	Strike @ $50 Exp 4/15	20,014	32,000

Number of Contracts	Description	Premium Received	Market Value

	Xilinx
200	Strike @ $48 Exp 6/15	$ 19,593	$ 32,200
1,450	Strike @ $49 Exp 6/15	138,579	191,400

	Total Written Call Options	$5,230,766	$9,225,587

See accompanying Notes to Financial Statements.

60

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Frederick C. Lake & Ronald A. Lake

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Class I shares of the Fund gained 3.56%, outperforming its benchmark (the HFRX Equity Hedge Index), which gained 3.33%. The Fund also outperformed its peer group (the Morningstar Multialternative category), which gained 2.66%.

Throughout the year we positioned the portfolio to help dampen the risk of conventional asset classes while aiming for relatively stable returns, by:

•	Diversifying among: 1) a core of long/short and long-biased equity strategies, and 2) a mix of less correlated strategies (strategic fixed income, hedged credit, arbitrage, and global macro).

•	Maintaining moderate composite net equity exposures.

•	Being proactive in adjusting the mix of strategies incrementally to take advantage of opportunities or sidestep potential risks.

The investment environment was characterized by a general uptrend in risk assets, particularly U.S. equities and corporate credit, which was supported by excess liquidity and continued, albeit slow improvement in the U.S. economy. However, this was accompanied by 1) increasingly full valuations for the stock market, 2) historically tight credit spreads and the prevalence of “covenant lite” issuance, and 3) a potential “sea change” in monetary policy, as the Federal Reserve steadily scaled back quantitative easing.

Consequently, there was a growing risk of downside volatility as the year progressed. This risk manifested itself first with the selloff in tech and social media stocks in April, then in a broader slump in small-cap stocks in the summer, followed by the sharp decline for the market generally and energy stocks particularly, during September and October. As a result, the S&P 500 Index moved sideways in a trading range for the last third of the year. Under the surface, though, investment conditions were much more challenging. For example, the Russell 2000 Index fell -12.9% from its peak on July 3 through October 13, while the

S&P 500 Energy Index fell -17.8%. The S&P 500 fell -5.1% in that period.

Reflecting the generally positive trend for risk assets, the composite net equity exposure of the Fund trended upwards from 31% at September 30, 2013 to 41% at June 30, 2014. However, this was reduced to 32% at September 30, 2014 in recognition of increased potential risk.

Q.	What were the best performing holdings for the Fund during the period?

A.	Most of the Fund’s gains came from U.S. Equity-Oriented strategies (Long-Biased, U.S. Multi-Asset, and Hedged Equity). Global Hedged Equity also contributed, as did Strategic Fixed Income and Global Macro allocations.

Q.	What were the weakest performing holdings?

A.	Arbitrage and Event-Driven strategies collectively detracted from performance, but the impact was limited.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Equity-Oriented funds (Long-Biased, Hedged Equity, U.S. Multi-Asset, and Global Hedged Equity) accounted for nearly 52% of the portfolio. Other allocations included 20% Hedged Credit, 10% Strategic Fixed Income, 10% Global Macro, and 5% Arbitrage.

Much of the investment landscape continues to be shaped by the “tectonic forces” of excess liquidity and stimulus emanating from central bank policies in the United States, Europe, Japan and China. Looking forward, though, these “tectonic forces” are creating mounting tensions under the surface of the markets due to the divergence among the large “continental plates”: tapering and eventual tightening in the United States (and United Kingdom) in response to slowly improving economic conditions, versus ongoing stimulus in Europe and Japan (and China) aimed at ameliorating mounting evidence of economic deterioration. Consequently, the appearance of sudden “fissures” (as well as “new peaks”) is becoming more likely; in other words, investors should be prepared for a heightened degree of volatility, as well as more modest returns from conventional asset classes.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

A fund-of-funds that invests in funds using alternative or hedging strategies may be exposed to potentially dramatic changes in the value of certain of its portfolio holdings. Investments in a fund-of-funds are subject to higher costs than investing directly in the underlying funds.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	3.27%
Since Inception	4.87%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	3.56%
Five Year	5.63%
Since Inception	7.10%

Inception Date 04/01/09*

* Because the Fund invests primarily in open-end investment companies which are priced as of the close of the NYSE, performance is shown from April 2, 2009.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest share Class, Class I, is being shown in the above chart. Performance would have been lower for Class N shares, due to higher fees and expenses.

61

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

INVESTMENT COMPANIES – 100.16%

	Long/Short Strategies – 51.81%
2,492,515	Blackrock Global Long/Short Equity Fund-IS	$29,536,306
1,477,396	Convergence Core Plus Fund	27,110,220
1,186,364	Driehaus Emerging Markets Small Cap Growth Fund	16,193,864
1,599,398	FPA Crescent Fund-I	54,731,392
1,884,923	Gotham Absolute Return Fund	26,143,883
280,311	Putnam Equity Spectrum Fund	12,297,222
2,389,527	Robeco Boston Partners Long/Short Equity Fund-IS	51,613,786
3,169,268	The Weitz Funds - Partners III Opportunity Fund	52,578,161

		270,204,834

	Hedged Credit and Strategic Fixed Income – 29.88%
4,576,836	Avenue Credit Strategies Fund	51,901,324
4,768,870	Legg Mason BW Alternative Credit Fund	51,980,685
4,347,069	Metropolitan West Unconstrained Bond Fund	51,990,948

		155,872,957

	Global Macro – 10.13%
1,173,743	John Hancock Funds II - Global Absolute Return Strategies Fund	13,509,779
3,494,015	Western Asset Macro Opportunities Fund	39,307,667

		52,817,446

	Arbitrage – 4.95%
1,988,739	Calamos Market Neutral Income Fund	25,833,717

Shares		Market Value
	Money Market – 3.39%
17,667,707	Blackrock Liquidity Funds Treasury Trust Fund Portfolio	$17,667,707

	Total Investment Companies (Cost $494,961,779)	522,396,661

Total Investments – 100.16% (Cost $494,961,779)*		522,396,661

Net Other Assets and Liabilities – (0.16)%		(854,001)

Net Assets – 100.00%		$521,542,660

*	Aggregate cost for Federal income tax purposes is $495,044,166.

Gross unrealized appreciation	$28,793,246
Gross unrealized depreciation	(1,440,751)

Net unrealized appreciation	$27,352,495

See accompanying Notes to Financial Statements.

62

Aston Funds

ASTON/River Road Long-Short Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Matthew W. Moran, CFA & Daniel R. Johnson, CFA, CPA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	In the last 12 months, the Russell 3000 has returned +16.07%. Class N shares of the Fund returned just -3.27%, capturing significantly less than our expectations. The long portfolio and the short equity portfolio underperformed the benchmark. Our method for capital protection—the drawdown plan—also cost the portfolio.

Q.	What were the best performing holdings for the Fund during the period?

A.	The holdings with the largest positive contribution to total return during the period were long positions in Time Warner Inc., Molson Coors Brewing Co. (Class B), and PetSmart Inc. Time Warner is a leading media company with a collection of top cable networks (e.g. TNT, TBS, and CNN), the leading premium pay-TV channel HBO and a highly profitable studio. Strong operating results were punctuated with news that content competitor Twenty-First Century Fox had approached Time Warner with an acquisition proposal during the summer and subsequently, that Time Warner intends to offer HBO as a stand-alone over-the-top option. Molson Coors Brewing is the fifth-largest brewer in the world. The company successfully digested its purchase of Eastern European brewer Starbev, raised the dividend by +16% and put itself in a position to consider a transformational purchase of SABMiller’s 58% economic stake in the MillerCoors JV. PetSmart is the largest specialty pet retailer in North America. Activist Jana Partners established a 9.9% ownership position and urged management to consider strategic alternatives including a sale of the company.
Q.	What were the weakest performing holdings?

A.	Some of the holdings with the largest negative contribution to the Fund’s total return were long positions in ADT Corp., Ascent Capital Group Inc. (Class A), and Dundee Corp. (Class A). ADT is the largest home security provider in North America with a market share more than six times its nearest competitor. The stock declined after reporting that it cost more-than-expected to add fewer-than-expected new customers in the fourth quarter of 2013 and intensified concerns that new competition (e.g. cable and telecom companies) was pressuring the business. Ascent Capital operates Monitronics, the second largest home security firm in the United States, Ascent fell in sympathy with ADT results. We reduced our position in ADT and eliminated our position in Ascent to reduce our exposure to the home security industry. Dundee is a holding company that invests primarily in hard asset industries like mining, beef production, oil and gas exploration, and real estate. Falling precious metal prices weighed on the stock and we eliminated it due to our unrealized loss discipline.

Q.	How was the Fund positioned as of October 31, 2014?

A.	The Fund was below the low end of its normal net market exposure range (50 - 70%) at 30% at the end of October. The portfolio was in the drawdown plan and maintained a sizeable short position in the S&P 500 Exchange Traded Fund (ETF) as a hedge.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	-3.27%
Since Inception	6.01%

Inception Date 05/04/11

Average Annual Total Returns - Class I

One Year	-3.01%
Since Inception	3.87%

Inception Date 03/04/13

Short sales may involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than that at which it was previously sold short. Losses incurred on a short sale result from increases in the values of the securities, thus losses on a short sale are theoretically unlimited.

Value investing often involves buying the stocks of companies that are currently out-of-favor that may decline further. Investing in exchange-traded and closed-end funds subjects the Fund to the additional risk that shares of the underlying fund may trade at a premium or discount to their net asset value.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

63

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2014

Schedule of Investments

The chart represents total investments in the Fund. Materials, Utilities, and Exchange Traded Funds are negative 1.05%, 2.56%, and 26.10%, respectively, and cannot be represented in the pie chart format.

Shares		Market Value

COMMON STOCKS – 87.33%

	Consumer Discretionary – 32.67%
163,430	Comcast, Class A (a)	$9,045,851
148,956	General Motors (a)	4,677,218
227,663	International Speedway, Class A (a)	7,132,682
132,915	Liberty Interactive, Class A (a) *	3,474,398
143,912	Liberty Media, Class C *	6,897,702
115,080	Liberty Ventures *	4,039,308
163,493	Lvmh Moet Hennessy Louis Vuitton SA, ADR (a)	5,529,333
49,601	McDonald’s	4,649,102
414,610	News, Class A (a) *	6,418,163
217,439	Quebecor, Class B (Canada)	5,581,394
70,415	Time Warner	5,595,880
250,532	Twenty-First Century Fox	8,638,343

		71,679,374

	Consumer Staples – 5.88%
107,412	Nestle, SP ADR (a)	7,876,522
127,702	Whole Foods Market	5,022,520

		12,899,042

	Energy – 7.34%
82,593	National-Oilwell Varco	5,999,556
75,102	Occidental Petroleum (a)	6,678,821
34,625	Schlumberger	3,416,103

		16,094,480

Shares		Market Value

	Financials – 8.85%
425,745	FNFV Group *	$5,722,013
170,268	Oaktree Capital Group	8,084,325
165,994	Weyerhaeuser, REIT (a)	5,620,557

		19,426,895

	Industrials – 13.76%
136,366	ADT (a)	4,887,357
116,629	Brink’s	2,449,209
64,226	Deere	5,493,892
224,620	GenCorp (a) *	3,809,555
372,181	Wesco Aircraft Holdings *	6,606,213
28,164	WW Grainger	6,950,875

		30,197,101

	Information Technology – 18.83%
230,974	CSG Systems International	6,123,121
171,959	eBay (a) *	9,027,848
135,721	Microsoft (a)	6,372,101
97,583	Motorola Solutions	6,294,104
169,468	Oracle (a)	6,617,725
87,570	QUALCOMM (a)	6,875,121

		41,310,020

	Total Common Stocks (Cost $188,894,936)	191,606,912

INVESTMENT COMPANY – 7.27%

15,960,086	BlackRock Liquidity Funds TempCash Portfolio	15,960,086

	Total Investment Company (Cost $15,960,086)	15,960,086

Total Investments – 94.60% (Cost $204,855,022)**		207,566,998

$130,129,225 in cash and $51,033,851 in securities was segregated or on deposit with a prime broker to cover short sales as of October 31, 2014 and are included in “Net Other Assets and Liabilities”.

SHORT SALES – (57.83)%

COMMON STOCK – (31.73)%

	Consumer Discretionary – (10.66)%
(33,973)	Best Buy	(1,159,838)
(211,228)	Callaway Golf	(1,656,028)
(62,463)	Chuy’s Holdings *	(1,868,268)
(65,227)	Clubcorp Holdings	(1,243,227)
(100,311)	D.R. Horton	(2,286,088)
(50,162)	Five Below *	(1,999,959)
(40,195)	Men’s Wearhouse	(1,890,371)
(47,965)	Newell Rubbermaid	(1,598,673)
(94,085)	PulteGroup	(1,805,491)
(309,753)	Ruby Tuesday *	(2,378,903)
(53,830)	Sonic *	(1,357,054)

See accompanying Notes to Financial Statements.

64

Aston Funds

ASTON/River Road Long-Short Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	Consumer Discretionary – (continued)
(127,185)	Sony, SP ADR *	$(2,520,807)
(9,478)	Whirlpool	(1,630,690)

		(23,395,397)

	Consumer Staples – (0.52)%
(77,022)	Dean Foods	(1,132,994)

		(1,132,994)

	Energy – (1.02)%
(28,980)	Atwood Oceanics *	(1,178,037)
(215,996)	Paragon Offshore PLC	(1,051,901)

		(2,229,938)

	Financials – (4.49)%
(23,014)	BofI Holding *	(1,772,538)
(47,998)	Mercury General	(2,549,654)
(99,068)	Pennsylvania Real Estate Investment Trust, REIT	(2,123,027)
(40,865)	Plum Creek Timber, REIT	(1,675,874)
(94,575)	Rouse Properties	(1,722,211)

		(9,843,304)

	Industrials – (8.75)%
(139,584)	ACCO Brands *	(1,148,776)
(62,214)	Albany International, Class A	(2,350,445)
(16,851)	Caterpillar	(1,708,860)
(74,051)	DigitalGlobe *	(2,117,118)
(31,162)	Masonite International *	(1,684,618)
(68,743)	Pitney Bowes	(1,700,702)
(97,530)	Quad Graphics	(2,150,537)
(164,616)	RR Donnelley & Sons	(2,872,549)
(40,424)	TAL International Group	(1,743,487)
(64,654)	Tetra Tech	(1,733,374)

		(19,210,466)

	Information Technology – (2.68)%
(55,847)	CANON, SP ADR	(1,732,374)
(47,199)	Dealertrack Technologies *	(2,220,713)
(15,998)	Stratasys *	(1,925,519)

		(5,878,606)

	Materials – (1.05)%
(94,605)	ArcelorMittal, ADR	(1,245,002)
(67,861)	Teck Resources, Class B (Canada)	(1,070,847)

		(2,315,849)

	Utilities – (2.56)%
(38,859)	South Jersey Industries	(2,278,692)
(80,957)	UIL Holdings	(3,330,571)

		(5,609,263)

	Total Common Stock (Proceeds $67,307,859)	(69,615,817)

Shares		Market Value

EXCHANGE TRADED FUNDS – (26.10)%

(268,818)	SPDR S&P 500 ETF Trust	$(54,209,838)
(69,718)	United States Natural Gas Fund LP *	(1,413,881)
(53,533)	United States Oil Fund LP *	(1,639,716)

	Total Exchange Traded Funds (Proceeds $54,207,800)	(57,263,435)

Total Short Sales – (57.83)% (Proceeds $121,515,659)		(126,879,252)

Net Other Assets and Liabilities – 63.23%		138,722,875

Net Assets – 100.00%		$219,410,621

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $211,244,212.

Gross unrealized appreciation	$7,406,817
Gross unrealized depreciation	(11,084,031)

Net unrealized depreciation	$(3,677,214)

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipt

See accompanying Notes to Financial Statements.

65

Aston Funds

ASTON/Barings International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

David Bertocchi, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	There were three main factors impacting Fund performance and returns relative to the benchmark during the last 12 months. First, the continuing rally in peripheral European stocks detracted from relative performance, as the Fund remained underweight these stocks. The strong rally in European banks was the main area where this was manifested, although these names gave back some of their gains as European economic data began to worsen in the second quarter of 2014. Second, the Fund’s emerging market holdings weighed on relative performance as emerging market currencies, in particular, came under pressure. Third, the Fund benefited from an overweight position in Japanese equities. The Japanese market has shown the strongest earnings growth of all international equity markets. This was not rewarded by the market in the first quarter of 2014. However, the Japanese market rallied particularly strongly in the third quarter of 2014, which aided the relative performance of the Fund.

Q.	What were the best performing holdings for the Fund during the period?

A.	Our holding in Shire Plc, a UK-listed pharmaceuticals company, performed well over the period. The company was the subject of a bid from AbbVie, its U.S. pharmaceuticals peer. AbbVie eventually withdrew its offer, on fears that the combined entity would be unable to harvest the benefit of potentially lowering its tax rate, and avoid the payment of U.S. taxes on its international (non-U.S.) earnings. However, the bid served to highlight the strong growth and earnings potential of the business. Our holding in Rakuten, a Japanese e-commerce company, performed well. The company experienced strong earnings growth over the year, and delivered strong share performance as a result.
Q.	What were the weakest performing holdings?

A.	Our holding in Adidas AG, a German-listed manufacturer and seller of sporting goods, including sports footwear, weighed on relative investment performance over the year. The company was adversely impacted by general weakness in emerging market currencies. Although the company has made strong progress in emerging markets, a weakness in emerging market currencies means the company’s earnings in those regions are worth less when translated into Euros. In addition, the company also experienced significant competitive pressure in the United States market.

Q.	How was the Fund positioned as of October 31, 2014?

A.	The Fund is positioned in companies which we expect to grow earnings strongly, and where valuation is inexpensive taking into account the anticipated earnings growth.

This approach leads us to have heavy weightings in both the Healthcare and Information Technology sectors. In both instances, we find many companies that we expect to be able to show healthy earnings growth over the next five years. This approach also leads us to hold fewer companies in the Banks sector, because we hold concerns over the ability of these companies to generate long-term earnings growth.

As mentioned earlier, the Japanese equity market has shown strong earnings growth, the best among international equity markets. We anticipate this to continue, and so Japanese companies occupy a significant part of the portfolio. By contrast, given the economic woes in Europe, we find it difficult to find European companies who will be able to show strong earnings growth over the longer term. The Fund is therefore underweight the continental European equity market. We have similar difficulty in finding Australian companies who will produce strong earnings growth in the long-term. As usual, the Fund is invested in some emerging market companies, which we believe has the potential to produce strong growth in earnings.

Growth of a Hypothetical

$10,000 Investment—Class I

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements, as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	-2.62%
Since Inception	5.21%

Inception Date 03/03/10

Average Annual Total Returns - Class I

One Year	-2.37%
Five Year	5.26%
Since Inception	-2.56%

Inception Date 11/02/07

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The oldest share Class, Class I, is being shown. Performance would have been lower for Class N shares, due to higher fees and expenses.

66

Aston Funds

ASTON/Barings International Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 96.37%

	Australia – 1.12%
23,239	Amcor (a)	$241,380

	France – 8.96%
2,544	Air Liquide (a)	307,100
11,561	AXA (a)	267,042
3,815	BNP Paribas (a)	239,742
2,488	Sanofi (a)	225,761
8,920	SES (a)	307,956
5,182	Total (a)	309,382
4,868	Vinci (a)	277,857

		1,934,840

	Germany – 10.71%
2,896	Bayer (a)	414,191
2,663	Bayerische Motoren Werke (a)	285,574
3,590	Daimler (a)	279,908
5,359	Deutsche Boerse (a)	366,787
7,318	Fresenius (a)	376,555
4,519	SAP (a)	307,904
7,822	Wirecard (a)	280,647

		2,311,566

	Hong Kong – 2.26%
37,600	AIA Group (a)	209,824
27,200	HSBC Holdings (a)	278,327

		488,151

	India – 1.02%
3,294	Infosys, SP ADR	220,237

	Italy – 1.05%
31,257	UniCredit (a)	226,386

Shares		Market Value

	Japan – 25.76%
24,200	Astellas Pharma (a)	$375,596
4,200	Daikin Industries (a)	262,534
7,700	Denso (a)	352,919
1,100	FANUC (a)	193,859
40,000	Hitachi (a)	314,299
18,000	Hitachi Metals (a)	303,890
21,600	Isuzu Motors (a)	281,823
11,400	Japan Tobacco (a)	388,957
11,000	JGC (a)	282,698
5,300	KDDI (a)	348,048
12,200	Mitsubishi (a)	239,222
29,000	Mitsubishi Electric (a)	373,920
55,300	Mitsubishi UFJ Financial Group (a)	322,356
9,000	Mitsui Fudosan (a)	289,498
67,000	Sumitomo Mitsui Trust Holdings (a)	273,543
6,400	Takeda Pharmaceutical (a)	277,429
9,600	Tokio Marine Holdings (a)	307,854
6,200	Toyota Motor (a)	373,099

		5,561,544

	Netherlands – 6.46%
4,132	Airbus Group NV (a)	246,685
2,439	ASML Holding NV (a)	243,198
18,606	Koninklijke Ahold NV (a)	311,623
9,650	Koninklijke Philips NV (a)	269,795
9,044	Royal Dutch Shell, Class A (a)	323,417

		1,394,718

	Papua New Guinea – 1.09%
30,849	Oil Search (a)	236,542

	Singapore – 1.20%
18,000	DBS Group Holdings (a)	258,938

	South Korea – 0.48%
657	SK Holdings (a)	102,984

	Sweden – 0.98%
3,988	Assa Abloy AB, Class B (a)	211,701

	Switzerland – 9.49%
3,146	Actelion (a)	374,674
4,947	Julius Baer Group (a)	216,865
3,194	Novartis (a)	296,412
1,082	Roche Holding (a)	319,300
1,016	Syngenta (a)	314,206
14,352	UBS (a)	249,555
922	Zurich Financial Services (a)	279,024

		2,050,036

	Taiwan – 1.61%
15,800	Taiwan Semiconductor Manufacturing, SP ADR	347,916

	United Kingdom – 24.18%
15,534	Admiral Group (a)	332,382
31,492	ARM Holdings (a)	445,842

See accompanying Notes to Financial Statements.

67

Aston Funds

ASTON/Barings International Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	United Kingdom (continued)
4,435	AstraZeneca (a)	$323,968
64,279	Barclays (a)	247,211
21,427	BG Group (a)	357,101
8,567	BHP Billiton (a)	221,341
6,113	British American Tobacco (a)	346,469
68,094	BT Group (a)	401,435
52,433	GKN (a)	267,928
13,687	Prudential (a)	316,935
3,766	Reckitt Benckiser Group (a)	317,184
53,877	Friends Life Group (a)	279,406
3,774	SABMiller (a)	213,468
6,904	Shire (a)	463,235
82,376	Vodafone Group (a)	273,938
21,129	WPP (a)	412,703

		5,220,546

	Total Common Stocks (Cost $19,893,039)	20,807,485

INVESTMENT COMPANY – 2.93%

632,161	BlackRock Liquidity Funds TempFund Portfolio	632,161

	Total Investment Company (Cost $632,161)	632,161

Total Investments – 99.30% (Cost $20,525,200)*		21,439,646

Net Other Assets and Liabilities – 0.70%		150,657

Net Assets – 100.00%		$21,590,303

*	Aggregated cost for Federal income tax purposes is $20,690,345.

Gross unrealized appreciation	$2,668,499
Gross unrealized depreciation	(1,919,198)

Net unrealized appreciation	$749,301

(a)	Securities with a total aggregate market value of $20,239,332 or 93.74% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

68

Aston Funds

ASTON/Guardian Capital Global Dividend Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Srikanth Iyer & Fiona Wilson, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Since the Fund’s inception, the benchmark, MSCI World Index has returned +3.26%. Significant returns came from the Healthcare and Information Technology sectors. All of the other sectors except Materials and Energy had positive returns. The last few years have been characterized by very strong equity markets aided by unprecedented stimulus. This led to a benign volatility regime with the VIX* hovering in the low double digits. In the latter part of 2014, volatility returned as the markets corrected.

The Class N shares of the Fund returned +6.17% since inception, outperforming the benchmark by +2.91%. Stock selection was the key driver of outperformance. The portfolio’s top performing sectors were Industrials, Energy, Consumer Staples, Information Technology and Materials. The largest negative stock selection came from the Financials sector followed by the Healthcare and Consumer Discretionary sectors.

Q.	What were the best performing holdings for the Fund during the period?

A.	The strongest stock performers during the period were Williams Companies (+41% return), General Dynamics Corporation (+34%), Keyera Corporation (+27%), Lockheed Martin Corporation (+26%) and Air Products and Chemicals Inc. (+18%). Williams and Keyera are both from the Energy sector, while General Dynamics and Lockheed Martin are from the Industrials sector. Air Products and Dow Chemicals also performed well against their peer group within the Materials sector.
Q.	What were the weakest performing holdings?

A.	The weakest individual stock performers over the period were Seadrill Ltd. (-27%), Electricite De France (-24%), Glaxosmithkline PLC (-10%), Wynn Resorts Ltd. (-9%) and Neopost SA (-4%). Seadrill, an offshore drilling contractor in the Energy sector has seen significant supply chain weakness as well as heightened sensitivity to dividend sustainability. Glaxosmithkline, a global pharmaceutical company with head offices in the United Kingdom, is plagued by weak earnings while maintaining a healthy dividend yield. Wynn Resorts, in the Consumer Discretionary sector, develops and operates casino resorts and provides indirect participation in hard real estate. Electricte De France, a French Utility company and Neopost SA, from the Information Technology sector, have underperformed due to the weak Euro.

Q.	How was the Fund positioned as of October 31, 2014?

A.	In seeking to provide a higher dividend yield than the benchmark, the Fund has an overweight tilt in Consumer Staples, Utilities, and Telecommunications, while also maintaining critical exposure to other cash flow positive sectors, like Industrials and Technology. The sectors with small underweights to the benchmark were Financials, Consumer Discretionary and Information Technology.

*	Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/14

Total Return - Class N

Cumulative Since Inception	6.17%

Inception Date 04/14/14

Total Return - Class I

Cumulative Since Inception	6.39%

Inception Date 04/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

69

Aston Funds

ASTON/Guardian Capital Global Dividend Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 99.93%

	Australia – 5.04%
2,300	Australia & New Zealand Banking Group (a)	$68,058
300	Commonwealth Bank of Australia (a)	21,333
1,100	Sonic Healthcare (a)	18,204
5,200	Sydney Airport (a)	20,216
10,100	Telstra (a)	50,259
1,200	Westpac Banking (a)	36,833

		214,903

	Belgium – 2.67%
480	Anheuser-Busch InBev, SP ADR	53,270
1,600	Belgacom SA (a)	60,430

		113,700

	Canada – 2.44%
350	DH Corp	11,180
610	Keyera	48,527
690	Pembina Pipeline	28,627
520	Westshore Terminals Investment	15,848

		104,182

	France – 3.50%
2,600	AXA (a)	60,056
1,400	Electricite de France (a)	41,340
800	Total (a)	47,763

		149,159

	Germany – 4.87%
500	BASF (a)	44,180
300	Bayer (a)	42,906
200	Daimler (a)	15,594
1,900	Deutsche Telekom (a)	28,639
100	Muenchener Rueckversicherungs-Gesellschaft (a)	19,689

Shares		Market Value

	Germany (continued)
1,400	ProSiebenSat.1 Media (a)	$56,555

		207,563

	Ireland – 1.84%
1,250	Seagate Technology	78,538

	Israel – 0.77%
580	Teva Pharmaceutical Industries, SP ADR	32,753

	Italy – 0.60%
1,200	Eni (a)	25,566

	Netherlands – 1.03%
1,130	Unilever	43,765

	Norway – 0.43%
2,400	Orkla ASA (a)	18,350

	Spain – 2.73%
3,337	Banco Santander, SP ADR	29,265
4,267	Ferrovial (a)	87,239

		116,504

	Sweden – 1.70%
4,200	Skandinaviska Enskilda Banken AB (a)	53,946
700	Swedbank AB, Class A (a)	18,550

		72,496

	Switzerland – 5.28%
590	Garmin	32,733
1,000	Nestle (a)	73,334
650	Novartis, ADR	60,249
100	Swisscom (a)	58,952

		225,268

	United Kingdom – 10.47%
600	AstraZeneca (a)	43,829
3,300	BAE Systems (a)	24,302
540	British American Tobacco, SP ADR	61,322
660	GlaxoSmithKline, SP ADR	30,023
1,500	Imperial Tobacco Group (a)	65,162
5,500	Legal & General Group (a)	20,385
5,000	National Grid (a)	74,199
920	Prudential, ADR	42,624
500	Royal Dutch Shell, Class A (a)	17,861
2,600	SSE (a)	66,640

		446,347

	United States – 56.56%
1,090	AbbVie	69,171
440	Air Products & Chemicals	59,250
1,500	Altria Group	72,510
740	Ameren	31,332
700	Apple	75,600
1,979	AT&T	68,948
860	Automatic Data Processing	70,331
211	Chevron	25,309

See accompanying Notes to Financial Statements.

70

Aston Funds

ASTON/Guardian Capital Global Dividend Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	United States (continued)
430	ConocoPhillips	$31,025
1,400	CSX	49,882
1,390	Dow Chemical	68,666
490	Dr Pepper Snapple Group	33,932
770	Duke Energy	63,255
830	Eaton	56,764
880	Emerson Electric	56,373
270	Entergy	22,685
390	Exxon Mobil	37,717
1,990	Fifth Third Bancorp	39,780
560	General Dynamics	78,266
220	Genuine Parts	21,358
1,460	Hospitality Properties Trust, REIT	43,231
850	Illinois Tool Works	77,393
760	Intel	25,848
1,030	Johnson & Johnson	111,013
1,230	JPMorgan Chase	74,390
270	Kimberly-Clark	30,853
680	KLA-Tencor	53,822
360	Lockheed Martin	68,605
1,330	Lorillard	81,795
330	Macy’s	19,081
220	McDonald’s	20,621
730	Medtronic	49,757
740	Merck	42,876
1,250	Microsoft	58,688
540	Newell Rubbermaid	17,998
290	Omnicom Group	20,839
1,080	Pfizer	32,346
380	Philip Morris International	33,824
370	Procter & Gamble	32,290
700	Reynolds American	44,037
1,380	Six Flags Entertainment	55,614
3,490	Spirit Realty Capital, REIT	41,531
170	Targa Resources Partners	10,384
1,570	Texas Instruments	77,966
360	Valero Energy	18,032
210	Verizon Communications	10,553
480	VF	32,486
740	Waste Management	36,179
1,540	Wells Fargo	81,759
769	Williams	42,687
170	Wynn Resorts	32,302

		2,410,954

	Total Common Stocks (Cost $4,025,786)	4,260,048

Shares		Market Value

INVESTMENT COMPANY – 0.50%

21,167	BlackRock Liquidity Funds TempCash Portfolio	$21,167

	Total Investment Company (Cost $21,167)	21,167

Total Investments – 100.43% (Cost $4,046,953)*		4,281,215

Net Other Assets and Liabilities – (0.43)%		(18,191)

Net Assets – 100.00%		$4,263,024

*	At October 31, 2014, cost is identical for book and Federal income tax purposes.

Gross unrealized appreciation	$380,976
Gross unrealized depreciation	(146,714)

Net unrealized appreciation	$234,262

(a)	Securities with a total aggregate market value of $1,280,370 or 30.03% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

71

Aston Funds

ASTON/LMCG Emerging Markets Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Gordon Johnson, PhD, CFA; Shannon Ericson, CFA & Vikram Srimurthy, PhD, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The past twelve months were volatile for emerging market equities due to continued political and economic uncertainties in many of the countries. The payoffs among our three major stock selection components, Valuation, Market Dynamics and Earnings Quality were volatile from month-to-month and often moved in different directions. The current environment is consistent with what we have been seeing for the last few quarters. Investors continue to focus more on the macro environment and less on company fundamentals, which is a difficult environment for active stock pickers such as we are.

Q.	What were the best performing holdings for the Fund during the period?

A.	The best performing holdings during the period were Amorepacific Corp., ICICI Bank and KCC Corp. All three stocks were up strongly during the period on positive earnings-related news. Korean Consumer Staples company, Amorepacific, announced earnings that surpassed Wall Street expectations on strong overseas sales of its cosmetics products, particularly in China. Indian bank, ICICI Bank, announced strong earnings and provided positive guidance for next year. Finally, profits at the Korean Industrial, KCC Corp., were stronger on a recovery in the company’s building materials division.

Q.	What were the weakest performing holdings?

A.	The biggest negative contributions from individual stocks came from an overweight position in China Mobile and underweight positions in TenCent Holdings in China, and Naspers, a South African company, which owns a stake in TenCent. China Mobile reported disappointing earnings primarily due to a greater than expected increase in capital spending. TenCent continues to benefit from the success of the company’s online social network, WeChat. Due to this strong performance, the stock’s weight in the benchmark has grown substantially over the last couple of years. We owned TenCent during the period for risk control purposes given its large weight in the benchmark. However, we held the position at an underweight due to its poor ranking on our stock selection model, primarily caused by its high valuation and poor earnings quality.

Q.	How was the Fund positioned as of October 31, 2014?

A.	All eyes seem to be on the Federal Reserve these days and emerging market investors seem to be hinging on Janet Yellen’s every word. We were hopeful that markets had started to pick up earlier in the year and look through a rate increase. Given how they responded in September, however, it appears the volatility will continue. In this type of environment, we continue to believe that it is important to balance the portfolio against either an up or down market by having more equal exposures across all of the major factor components. In addition, we have put additional emphasis on risk control to ensure that we do not have any unwanted biases. We believe this approach has allowed us to keep pace with the benchmark this year despite a difficult environment for stock picking. We will continue to monitor where we are in the market cycle by looking at valuation spreads, alpha factor performance and stock correlations, and adjust the strategy’s exposures as necessary.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	0.49%
Since Inception	-1.91%

Inception Date 03/28/13

Average Annual Total Returns - Class I

One Year	0.79%
Since Inception	-1.60%

Inception Date 03/28/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

72

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 92.25%

	Brazil – 6.74%
3,400	Banco do Brasil SA	$38,049
3,900	Braskem, Preference A	28,535
502	Cia Brasileira de Distribuicao Grupo Pao de Acucar, SP ADR	20,984
3,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	19,391
3,900	Hypermarcas *	27,244
9,500	JBS	42,365
2,200	Porto Seguro SA	26,369
8,100	Suzano Papel e Celulose, Preference A	34,193
3,042	Vale, SP ADR	26,648

		263,778

	China – 12.63%
63,000	Agricultural Bank of China, Class H (a)	29,276
42,000	Angang Steel, Class H (a)	30,877
141,000	Bank of China, Class H (a)	67,490
50,000	China CITIC Bank, Class H (a)	32,573
51,000	China Construction Bank, Class H (a)	38,051
30,000	China Railway Construction, Class H (a)	31,518
57,000	China Railway Group (a)	35,163
63,000	Chongqing Rural Commerical Bank, Class H (a)	30,320
68,000	Evergrande Real Estate, Class H (a)	26,131
30,000	Huaneng Power International, Class H (a)	36,883
113,000	Industrial and Commercial Bank of China, (a)	75,027
3,800	Tencent Holdings (a)	61,075

		494,384

	Egypt – 0.76%
4,351	Commerical International Bank SAE, GDR (a)	29,706

Shares		Market Value

	Hong Kong – 6.39%
5,000	China Mobile (a)	$62,213
68,000	China Power International Development (a)	30,717
44,000	China Resources Cement Holdings (a)	29,920
18,000	CITIC (a)	31,539
243,000	GOME Electrical Appliances Holding (a)	38,284
13,000	Shimao Property Holdings (a)	27,979
34,000	Tianjin Development Holdings (a)	29,519

		250,171

	India – 4.64%
954	ICICI Bank, SP ADR	53,767
1,528	Reliance Industries, GDR (a)	49,388
1,017	Tata Motors, SP ADR	47,901
2,485	Wipro, ADR	30,317

		181,373

	Indonesia – 3.29%
306,300	Adaro Energy Tbk PT (a)	28,804
90,000	Bank Negara Indonesia Persero Tbk (a)	44,358
55,800	Indofood Sukses Makmur Tbk PT (a)	31,518
148,100	Perusahaan Perkebunan London Sumatra (a)	23,843

		128,523

	Malaysia – 3.40%
20,600	DiGi.Com (a)	38,778
7,400	Hong Leong Bank	32,891
15,500	IJM	32,609
57,200	YTL	28,867

		133,145

	Mexico – 5.24%
63,300	America Movil	77,420
4,500	Arca Continental	28,972
15,400	Compartamos	34,308
5,000	Grupo Aeroportuario del Pacifico	34,148
8,700	Grupo Comercial Chedraui	30,171

		205,019

	Philippines – 1.93%
15,600	BDO Unibank (a)	34,051
9,990	Universal Robina (a)	41,381

		75,432

	Poland – 0.62%
1,019	PKP Cargo SA (a)	24,097

	Russia – 3.89%
5,723	Gazprom, SP ADR	37,760
2,976	Gazprom, SP GDR (a)	19,718
39	Lukoil, SP GDR (a)	1,912
546	Lukoil, SP ADR	26,781
1,882	MMC Norilsk Nickel OJSC, ADR (a)	35,117
870	Tatneft, SP ADR (a)	31,096

		152,384

See accompanying Notes to Financial Statements.

73

Aston Funds

ASTON/LMCG Emerging Markets Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	South Africa – 8.42%
2,987	Barloworld (a)	$25,950
7,665	Gold Fields (a)	24,855
2,449	Liberty Holdings (a)	28,340
4,950	Mediclinic International (a)	44,253
3,074	MTN Group (a)	68,068
14,130	Netcare (a)	42,749
7,848	Sappi (a) *	31,083
572	Sasol (a)	28,563
1,188	Tiger Brands (a)	35,757

		329,618

	South Korea – 13.11%
567	Dongbu Insurance (a)	31,699
130	E-Mart (a)	24,121
536	Hankook Tire (a)	27,617
920	Hanwha (a)	23,573
310	Hyundai Hysco (a)	20,126
291	Hyundai Motor (a)	46,176
2,464	Industrial Bank of Korea (a)	36,032
1,088	LG Display (a) *	32,030
463	LG Electronics (a)	28,276
411	LS (a)	23,013
1,475	Nexen Tire (a)	18,065
73	Samsung Electronics (a)	85,128
847	Shinhan Financial Group (a)	39,865
140	SK Holdings (a)	21,945
133	SK Telecom (a)	33,330
1,198	SL (a)	22,061

		513,057

	Taiwan – 11.98%
31,000	Advanced Semiconductor Engineering (a)	37,397
71,000	Au Optronics (a)	33,837
5,000	Catcher Technology (a)	42,209
13,000	Cheng Uei Precision Industry (a)	21,709
10,000	Chicony Electronics (a)	28,797
22,400	Hon Hai Precision Industry (a)	70,896
28,000	King Yuan Electronics (a)	22,183
20,000	Pou Chen (a)	22,054
16,000	Ruentex Development (a)	23,884
64,000	Taishin Financial Holdings (a)	30,530
15,000	Taiwan Semiconductor Manufacturing (a)	65,023
21,984	Uni-President Enterprises (a)	37,802
73,000	United Microelectronics (a)	32,412

		468,733

	Thailand – 4.88%
205,600	Hemaraj Land and Development, NVDR (a)	30,197
5,300	Kasikornbank (a)	38,429
5,500	PTT Exploration & Production (a)	24,727
14,300	PTT Global Chemical (a)	27,143
257,000	Quality Houses (a)	33,964
6,700	Siam Commercial Bank (a)	36,535

		190,995

Shares		Market Value

	Turkey – 4.33%
23,034	Eregli Demir ve Celik Fabrikalari TAS (a)	$48,008
34,847	Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Class D (a) *	38,868
8,068	Turk Hava Yollari (a) *	26,443
5,233	Turkcell Iletisim Hizmetleri (a) *	30,421
11,880	Turkiye Vakiflar Bankasi Tao, Class D (a)	25,532

		169,272

	Total Common Stocks (Cost $3,515,333)	3,609,687

EXCHANGE TRADED FUNDS – 5.11%

	United States – 5.11%
606	iPath MSCI India Index Fund *	44,844
1,780	iShares MSCI Emerging Markets Index Fund	75,027
2,513	iShares MSCI India	80,114

		199,985

	Total Exchange Traded Funds (Cost $157,290)	199,985

INVESTMENT COMPANY – 2.45%

96,035	BlackRock Liquidity Funds TempCash Portfolio	96,035

	Total Investment Company (Cost $96,035)	96,035

Total Investments – 99.81% (Cost $3,768,658)**		3,905,707

Net Other Assets and Liabilities – 0.19%		7,319

Net Assets – 100.00%		$3,913,026

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $3,778,089.

Gross unrealized appreciation	$438,130
Gross unrealized depreciation	(310,512)

Net unrealized appreciation	$127,618

(a)	Securities with a total aggregate market value of $2,849,997 or 72.83% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

74

Aston Funds

ASTON/Pictet International Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014
Fabio Paolini, CFA; Swee-Kheng Lee, PhD. & Benjamin Beneche, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Since the Fund’s inception, international equity markets posted a modest decline, but their path was volatile. The main negative influence was Europe, where growth remains weak and the specter of deflation looms. The Class N shares of the Fund fell by -6.60% over the period, trailing the benchmark’s decline of -3.45%. While the Fund benefitted from holding an overweight position in Japan and the Pacific ex Japan region, adverse stock selection in Europe—particularly within the Financial, Consumer Discretionary and Healthcare sectors—was the main driver of the underperformance.

Q.	What were the best performing holdings for the Fund during the period?

A.	PCCW was the Fund’s top performer after the company announced the acquisition of Hong Kong telecommunication rival CSL. The move increases PCCW’s scope to bundle services, creates significant cost synergies and should bring better pricing order to a competitive market. Tsuruha rose significantly as it expanded geographically and as the earnings benefits of its role as a consolidator in the fragmented Japanese drugstore sector became apparent. Japanese employment agency Temp Holdings appreciated on strong earnings and news of reforms that should encourage greater labor market flexibility. NTT gained on a shift in Japanese telecommunication regulation that will allow it to compete more effectively with companies like Softbank and KDDI, which have been favored over NTT since its monopoly was broken in the mid-2000s. New Zealand power generator Mighty River posted strong gains following a general election result that buried Green/Labor party proposals to renationalize power companies, and after it announced both a special dividend and a share buy-back.
Q.	What were the weakest performing holdings?

A.	Airport retailer World Duty Free (Italy) and supermarket operator DIA (Spain) suffered from general weakness in the Spanish economy, and in WDF’s case, slow initial growth from newly awarded concessions to run duty free outlets at Spanish airports. Belgian biotech company Thrombogenics fell sharply and was sold from the Fund after poorly executing the launch of its key vitreomacular adhesion drug, Jetrea, in the United States, and losing the support of Novartis’ eye care division, Alcon. Norwegian oil services company Odfjell Drilling declined as a weakening oil price compounded the negative impact of increased capacity in the offshore rig market. Although successful in ramping up production at its key new assets in NW Australia, iron ore miner Fortescue Metals weakened through the period as the commodity’s price reacted negatively to slowing demand growth in China.

Q.	How was the Fund positioned as of October 31, 2014?

A.	The Fund is run to an investment process that focuses on bottom-up stock selection and seeks to hold companies that are both capable of sustaining profitable cash flow growth and trade at a discount to our assessment of their underlying (intrinsic) value. Region, sector and market capitalization positions are by-products of stock selection.

Reflecting international equity valuations that in general remain above their 10-year averages (and in the case of Europe, close to 10-year highs), the Fund has a defensive stance that emphasizes future cash flow visibility and downside protection. At a regional level it is overweight the Pacific ex Japan and Japan, and underweight Europe. At sector level it is biased in favor of Telecommunications, Consumer Staples and Healthcare, and against Materials and Financials. However, it retains a tilt towards less efficiently priced smaller companies at the expense of their larger, better covered counterparts.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets.

Emerging market securities may be subject to additional risks such as price volatility, currency fluctuation, financial reporting requirements as well as political and economic instability.

RETURNS FOR PERIOD ENDED 10/31/14

Total Return - Class N

Cumulative Since Inception	-6.60%

Inception Date 04/14/14

Total Return - Class I

Cumulative Since Inception	-6.40%

Inception Date 04/14/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

75

Aston Funds

ASTON/Pictet International Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 98.39%

	Australia – 5.19%
14,334	Asciano (a)	$79,288
7,968	Computershare (a)	86,479
30,093	Fortescue Metals Group (a)	92,878
32,518	Healthscope Ltd (a) *	72,727
51,494	Spotless Group Holdings (a) *	87,127
11,702	UGL (a)	72,382

		490,881

	Austria – 2.62%
5,446	Erste Group Bank (a)	138,968
5,055	Raiffeisen Bank International (a)	108,237

		247,205

	Belgium – 0.90%
2,551	Ageas (a)	85,275

	Bermuda – 2.00%
2,400	Jardine Matheson Holdings (a)	143,827
15,402	Odfjell Drilling (a)	45,179

		189,006

	Cayman Islands – 0.95%
28,000	MGM China Holdings (a)	90,014

	Denmark – 4.38%
2,564	Carlsberg, Class B (a)	226,141
5,746	H Lundbeck (a)	121,846
2,986	Matas (a)	65,649

		413,636

	Finland – 1.47%
16,670	Nokia (a)	139,293

Shares		Market Value

	France – 5.87%
245	Bollore SA (a)	$116,155
1,973	Faurecia (a)	63,909
1,803	Orpea (a)	110,005
878	Rubis (a)	51,661
4,414	Societe Generale (a)	212,715

		554,445

	Germany – 3.27%
709	Allianz (a)	112,747
1,370	Bayer (a)	195,940

		308,687

	Hong Kong – 4.44%
26,800	AIA Group (a)	149,555
9,000	Hutchison Whampoa (a)	114,125
245,074	PCCW (a)	155,797

		419,477

	Italy – 4.80%
6,399	Astaldi (a)	44,765
16,418	Cerved Information Solutions (a) *	90,712
13,774	Snam (a)	74,483
44,987	UnipolSai (a)	120,958
14,411	World Duty Free (a) *	122,361

		453,279

	Japan – 22.31%
3,400	Daiichikosho (a)	85,804
7,400	Fujitec (a)	73,881
9,800	GMO Internet (a)	82,286
17,100	Inpex (a)	218,717
6,200	Japan Tobacco (a)	211,538
4,500	LIXIL Group Corp (a)	98,687
1,900	Miraca Holdings (a)	79,761
5,200	Mitsubishi (a)	101,963
2,100	Nippon Telegraph & Telephone (a)	130,660
11,600	NKSJ Holdings (a)	292,095
2,600	SoftBank (a)	189,278
1,500	Sohgo Security Services Co Ltd (a)	35,078
9,300	Sony (a)	183,613
3,200	Sumitomo Mitsui Financial Group (a)	130,505
3,300	Tsuruha Holdings (a)	194,835

		2,108,701

	Malaysia – 1.04%
33,200	Genting (a)	98,427

	Netherlands – 2.10%
2,182	Airbus Group NV (a)	130,268
2,982	Delta Lloyd NV (a) *	67,969

		198,237

	New Zealand – 1.24%
33,024	Mighty River Power (a)	72,593
14,431	Trade Me Group (a)	44,317

		116,910

See accompanying Notes to Financial Statements.

76

Aston Funds

ASTON/Pictet International Fund	October 31, 2014

Schedule of Investments – continued

Shares		Market Value

	Papua New Guinea – 0.91%
11,166	Oil Search (a)	$85,619

	Philippines – 0.85%
713,000	Metro Pacific Investments (a)	80,688

	Portugal – 3.80%
14,281	Galp Energia (a)	207,052
26,558	NOS (a)	152,365

		359,417

	Singapore – 1.76%
24,000	First Resources (a)	38,882
1,567	Millicom International Cellular, SA (a)	127,891

		166,773

	South Korea – 1.72%
139	Samsung Electronics (a)	162,094

	Spain – 3.06%
24,703	Distribuidora Internacional de Alimentacion (a)	156,957
3,950	Enagas (a)	132,561

		289,518

	Sweden – 1.33%
8,874	Com Hem Holding *	65,977
1,931	Modern Times Group, Class B (a)	59,699

		125,676

	Switzerland – 9.58%
1,498	Cie Financiere Richemont (a)	126,302
6,560	Gategroup Holding (a)	147,819
3,537	Nestle (a)	259,383
755	Roche Holding (a)	222,802
8,584	UBS (a)	149,260

		905,566

	United Kingdom – 12.80%
2,035	AstraZeneca (a) *	148,653
7,482	BBA Aviation (a)	42,354
4,879	BG Group (a)	81,313
56,567	Enterprise Inns (a) *	115,890
24,146	HSBC Holdings (a)	246,176
16,735	Inmarsat (a)	183,748
1,887	Jazztel (a) *	30,169
2,915	Rio Tinto (a)	138,699
7,281	Standard Chartered (a)	109,598
19,577	William Hill (a)	113,056

		1,209,656

	Total Common Stocks (Cost $10,069,206)	9,298,480

Shares		Market Value

PREFERRED STOCK – 1.25%

	Germany – 1.25%
552	Volkswagen (a)	$118,046

		118,046

	Total Preferred Stock (Cost $146,778)	118,046

Total Investments – 99.64% (Cost $10,215,984)**		9,416,526

Net Other Assets and Liabilities – 0.36%		34,443

Net Assets – 100.00%		$9,450,969

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $10,221,324.

Gross unrealized appreciation	$517,935
Gross unrealized depreciation	(1,322,733)

Net unrealized depreciation	$(804,798)

(a)	Securities with a total aggregate market value of $9,350,549 or 98.94% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees.

See accompanying Notes to Financial Statements.

77

Aston Funds

ASTON/Harrison Street Real Estate Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

James H. Kammert, CFA & Reagan A. Pratt

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	Following considerable swings in the second half of 2013, related to market interpretations of evolving Federal Reserve interest rate policy/statements as well as emerging gross domestic product (GDP) trends, equity Real Estate Investment Trusts (REITs) steadily gained traction beginning in mid-December 2013 through early September 2014, capturing an annualized total return of 34%. The interest rate and GDP fears subsided and investor focus returned to healthy commercial real estate fundamentals—rising occupancy, growing rents and property portfolio cash flows accompanied by low double digit REIT dividend increases and balance sheet leverage reduction. The eve of the completion of the quantitative easing in mid-September 2013 triggered interest rate fears anew and the equity REITs dipped. However, investors stayed the course and the equity REITs surged again to a calendar 2014 high at the close of October, and an 18% total return for the twelve months ended October 31, 2014.

Q.	What were the best performing holdings for the Fund during the period?

A.	High barrier to entry office landlords such as NYC-centric SL Green and coastal Boston Properties were among the best performing portfolio holdings, reflecting the sound real estate fundamentals and numerous data points of private market asset sales and purchases that validated the net asset value of such central business district (CBD) office portfolios. In addition, a couple mid-cap hotel holdings, Strategic Hotels and Chesapeake Lodging, aided portfolio results as their cash flow growth and dividend increases were noted by investors and lifted the stocks off low valuations. Further, the recoveries in business travel and economic activity in general aided key hotel portfolio metrics like revenue per available room and operating margins that came in above expectations over the year.
Q.	What were the weakest performing holdings?

A.	While the ‘value’ theme worked in lodging, it did not in class B malls embodied by Washington Prime. It did not hold its own, in terms of share performance, against continued investor preference for the class A mall owners, relative valuation notwithstanding. More value oriented net lease holdings, such as EPR Properties and WP Carey, delivered as expected financial results but lagged the returns of the net lease peers and impaired relative performance. A similar circumstance unfolded as regards to large cap cell tower owner/operator Crown Castle, the apparent value play that did not keep pace with the benchmark nor its large cap REIT competitor American Tower. In short, the relative poor performers in the portfolio, as a group generally did not fall short on earnings and other reported metrics. Rather, the market preferred the ‘leaders’ across a number of sectors and placed more weight on cash flow growth, despite our perception that the growth was more than priced into the share prices.

Q.	How was the Fund positioned as of October 31, 2014?

A.	As the REIT sector performed well, valuations are more full, but not stretched. Further the rapacious flow of global institutional capital into U.S. commercial real estate (pension funds, private equity, sovereign wealth funds, etc.) supports net asset values as capitalization rates appear to remain low. However, comparative internal growth potential (ability to raise rents) and visible highly pre-leased development pipelines represent the salient drivers of total cash flow growth and the focus of portfolio positioning at present. Acquisition-dependent business models hold less appeal as property pricing has come up, narrowing spreads over the cost of capital.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying properties and defaults by borrowers.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	13.19%
Five Year	18.54%
Ten Year	7.71%
Since Inception	8.95%

Inception Date 12/30/97

Average Annual Total Returns - Class I

One Year	13.45%
Five Year	18.81%
Since Inception	6.49%

Inception Date 09/20/05

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N and Class I shares are 2.22% and 1.97% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

78

Aston Funds

ASTON/Harrison Street Real Estate Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 100.32%

	Diversified – 20.36%
12,070	Crown Castle International	$942,908
9,602	DuPont Fabros Technology	297,374
8,483	EPR Properties	475,896
15,366	Weyerhaeuser	520,293
7,806	WP Carey	528,622

		2,765,093

	Healthcare – 11.66%
12,892	HCP	566,861
7,278	LTC Properties	305,239
10,379	Ventas	711,065

		1,583,165

	Hotels – 7.30%
11,540	Chesapeake Lodging Trust	381,282
4,708	Hyatt Hotels, Class A *	278,808
25,767	Strategic Hotels & Resorts *	331,106

		991,196

	Industrial – 7.74%
13,642	Prologis	568,189
19,826	STAG Industrial	483,754

		1,051,943

	Office Properties – 11.13%
4,098	Boston Properties	519,422
8,927	Corporate Office Properties Trust	244,064
29,360	New York	329,419
3,621	SL Green Realty	418,950

		1,511,855

Shares		Market Value

	Residential – 13.65%
8,120	Camden Property Trust	$622,561
8,345	Mid-America Apartment Communities	589,658
21,231	UDR	641,813

		1,854,032

	Retail – 20.16%
15,769	Kimco Realty	393,437
15,143	Ramco-Gershenson Properties Trust	264,700
19,965	Retail Opportunity Investments	326,228
7,029	Simon Property Group	1,259,666
28,050	Washington Prime Group	494,522

		2,738,553

	Storage – 8.32%
10,956	Extra Space Storage	637,201
5,800	Sovran Self Storage	493,522

		1,130,723

	Total Common Stocks (Cost $12,496,822)	13,626,560

INVESTMENT COMPANY – 0.41%

55,696	BlackRock Provident Institutional TempFund Portfolio	55,696

	Total Investment Company (Cost $55,696)	55,696

Total Investments – 100.73% (Cost $12,528,283)**		13,682,256

Net Other Assets and Liabilities – (0.73)%		(99,019)

Net Assets – 100.00%		$13,583,237

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $12,548,303.

Gross unrealized appreciation	$1,200,366
Gross unrealized depreciation	(66,413)

Net unrealized appreciation	$1,133,953

See accompanying Notes to Financial Statements.

79

Aston Funds

ASTON/Montag & Caldwell Balanced Fund

Portfolio Manager Commentary (unaudited)	October 31, 2014

Ronald E. Canakaris, CFA, CIC & Helen M. Donahue, CFA

Q.	What were the most significant market factors affecting Fund performance and returns relative to the benchmark during the past 12 months?

A.	The Fund benefited from an overweight allocation to Healthcare and underweight positions in the Consumer Discretionary and Energy sectors. The Fund’s biggest detractor from results relative to the benchmark was not owning Apple, which was the largest position in the Russell 1000 Growth and the S&P 500 Indexes. Apple rose just under 48% for the year ending October 31, 2014, as investors eagerly anticipated the release of the iPhone 6. While Apple has been undervalued in our work, we continue to have questions about the company’s ability to sustain an above average earnings growth rate due to the absolute size of the company and the already sizable market penetration of its main products. The fixed income returns lagged the Barclays Government Credit Bond Index as lower quality bonds outperformed and the Fund cannot own bonds rated less than A.

Q.	What were the best performing holdings for the Fund during the period?

A.	Allergan was the Fund’s top performing stock as the company is benefiting from approval of new indications for its Botox franchise and the company has marketing exclusivity for Restasis through 2024. Gilead Sciences rose strongly after the company launched Solvaldi, the company’s Hepatitis C treatment. AmerisourceBergen gained on positive results from its partnership with Walgreens and Alliance Boots. Biogen had another year of strong gains as Tecfidera, the company’s oral treatment for multiple sclerosis (MS), received European approval for launch and the company has several promising products in development. Union Pacific enjoyed strong gains, as the company is benefiting from secular rail pricing power and margin improvements driven by ongoing productivity initiatives.
Q.	What were the weakest performing holdings?

A.	Occidental Petroleum was the biggest detractor from relative performance, as Energy was the worst performing sector over the period. The weighting was reduced because the weak oil price environment could complicate efforts to reduce the company’s exposure in the Middle East and pressure the valuation of the California Resources spin-off. Walgreens sold off in early August after the company provided disappointing earnings guidance related to Medicare reimbursement pressures and generic drug inflation. Ralph Lauren was essentially unchanged during the period, lagging the market as ongoing heavy investments in stores, infrastructure and technology have depressed earnings growth. Starbucks declined slightly during the period following the previous year’s strong gains as the price/earnings multiple compressed due to a slowdown in same store sales comparisons. eBay was weak during the period and was eliminated from the Fund, as weakness in the Marketplaces division weighed on investor sentiment.

Q.	How was the Fund positioned as of October 31, 2014?

A.	Because the high quality growth stocks in the Fund are reasonably valued and have sound earnings prospects, we believe they will do relatively well in a more volatile environment, which may occur as quantitative easing ends in the United States Longer term, the Fund is well positioned to benefit from the ongoing synchronized global recovery, as these companies have strong global franchises and in most cases derive 40% or more of their earnings from international markets. We have a moderate amount of buying reserves that will enable us to take advantage of better opportunities that may appear as share prices respond to free market forces. The bond portion of the Fund is slightly shorter in duration than the Barclays Government Credit Bond Index and is overweight high quality intermediate corporate bonds.

Growth of a Hypothetical

$10,000 Investment—Class N

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

RETURNS FOR PERIOD ENDED 10/31/14

Average Annual Total Returns - Class N

One Year	7.83%
Five Year	8.78%
Ten Year	6.25%
Since Inception	7.71%

Inception Date 11/02/94

Average Annual Total Returns - Class I

One Year	7.92%
Five Year	8.92%
Ten Year	6.43%
Since Inception	4.30%

Inception Date 12/31/98

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.astonfunds.com.

The performance quoted would have been lower if fee waivers and/or expense reimbursements had not been in effect.

The total expense ratios for Class N shares and Class I shares are 1.53% and 1.28% respectively, as disclosed in the prospectus dated February 28, 2014. Please refer to the Financial Highlights section in this report for more information.

80

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2014

Schedule of Investments

Shares		Market Value

COMMON STOCKS – 58.61%

	Consumer Discretionary – 6.36%
2,300	NIKE, Class B	$213,831
303	Priceline.com *	365,482
1,562	Ralph Lauren	257,480
5,300	Starbucks	400,468
2,950	TJX Companies	186,794

		1,424,055

	Consumer Staples – 13.92%
6,600	Colgate-Palmolive	441,408
2,200	Costco Wholesale	293,414
5,850	Estee Lauder, Class A	439,803
15,750	Mondelez International, Class A	555,345
6,420	PepsiCo	617,411
4,750	Procter & Gamble	414,532
5,500	Walgreen	353,210

		3,115,123

	Energy – 2.68%
2,300	Occidental Petroleum	204,539
4,000	Schlumberger	394,640

		599,179

	Financials – 4.19%
4,900	American Express	440,755
3,333	State Street	251,508
4,600	Wells Fargo & Co	244,214

		936,477

	Healthcare – 15.80%
11,250	Abbott Laboratories	490,388
2,063	Allergan	392,094
4,250	AmerisourceBergen	362,993
1,780	Biogen Idec *	571,522
6,100	Gilead Sciences *	683,200
2,900	McKesson	589,889

Shares		Market Value

	Healthcare (continued)
3,800	Thermo Fisher Scientific	$446,766

		3,536,852

	Industrials – 6.28%
15,550	General Electric	401,346
2,696	Union Pacific	313,949
4,200	United Parcel Service, Class B	440,622
1,013	WW Grainger	250,008

		1,405,925

	Information Technology – 7.07%
3,650	Accenture PLC, Class A (Ireland)	296,088
2,200	Facebook, Class A *	164,978
727	Google, Class A *	412,841
2,700	QUALCOMM	211,977
2,054	Visa, Class A	495,897

		1,581,781

	Materials – 2.31%
4,500	Monsanto	517,680

	Total Common Stocks (Cost $10,291,589)	13,117,072

Par Value

CORPORATE NOTES AND BONDS – 20.01%

	Consumer Staples – 3.12%
$300,000	Coca-Cola Senior Unsecured Notes 5.350%, 11/15/17	336,565
325,000	PepsiCo Senior Unsecured Notes 5.000%, 06/01/18	361,853

		698,418

	Financials – 5.84%
300,000	General Electric Capital Senior Unsecured Notes, MTN 4.375%, 09/16/20	329,747
300,000	Goldman Sachs Group Senior Unsecured Notes 3.625%, 02/07/16	309,718
300,000	JPMorgan Chase Senior Unsecured Notes 4.350%, 08/15/21	322,558
350,000	U.S. Bancorp Subordinated Notes, MTN 2.950%, 07/15/22	343,823

		1,305,846

	Healthcare – 4.18%
250,000	Johnson & Johnson Senior Unsecured Notes 5.950%, 08/15/37	333,475

See accompanying Notes to Financial Statements.

81

Aston Funds

ASTON/Montag & Caldwell Balanced Fund	October 31, 2014

Schedule of Investments – continued

Par Value		Market Value

	Healthcare (continued)
$300,000	Medtronic Senior Unsecured Notes 3.000%, 03/15/15	$302,848
300,000	Pfizer Senior Unsecured Notes 1.100%, 05/15/17	300,235

		936,558

	Industrials – 1.40%
300,000	United Parcel Service Senior Unsecured Notes 3.125%, 01/15/21	312,438

	Information Technology – 5.47%
300,000	Apple Senior Unsecured Notes 1.000%, 05/03/18	294,473
300,000	Cisco Systems Senior Unsecured Notes 5.500%, 02/22/16	319,141
300,000	Google Senior Unsecured Notes 3.625%, 05/19/21	321,167
300,000	Oracle Senior Unsecured Notes 2.500%, 10/15/22	290,078

		1,224,859

	Total Corporate Notes and Bonds (Cost $4,351,529)	4,478,119

U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 17.05%

	Fannie Mae – 0.20%
12,197	7.500%, 02/01/35, Pool # 787557	14,170
2,921	7.500%, 04/01/35, Pool # 819231	3,130
24,027	6.000%, 11/01/35, Pool # 844078	27,302

		44,602

	Freddie Mac – 1.72%
375,000	1.000%, 09/29/17	374,695
9,411	5.500%, 12/01/20, Gold Pool # G11820	10,200

		384,895

	Ginnie Mae – 0.03%
7,428	5.500%, 02/15/39, Pool # 698060	8,273

	U.S. Treasury Bonds – 3.75%
225,000	5.375%, 02/15/31	304,137
350,000	3.500%, 02/15/39	381,938
150,000	3.125%, 11/15/41	152,813

		838,888

Par Value		Market Value

	U.S. Treasury Notes – 11.35%
$325,000	4.000%, 02/15/15	$328,644
275,000	0.250%, 02/15/15	275,150
225,000	4.500%, 02/15/16	237,287
325,000	2.625%, 04/30/16	336,070
325,000	4.625%, 02/15/17	354,326
300,000	1.500%, 01/31/19	300,586
375,000	2.125%, 08/15/21	377,637
325,000	2.500%, 05/15/24	330,205

		2,539,905

	Total U.S. Government and Agency Obligations (Cost $3,736,630)	3,816,563

Shares

INVESTMENT COMPANY – 4.42%

989,036	BlackRock Liquidity Funds TempCash Portfolio	989,036

	Total Investment Company (Cost $989,036)	989,036

Total Investments – 100.09% (Cost $19,368,784)**		22,400,790

Net Other Assets and Liabilities – (0.09)%		(21,103)

Net Assets – 100.00%		$22,379,687

*	Non-income producing security.
**	Aggregated cost for Federal Income tax purpose is $19,700,684.

Gross unrealized appreciation	$3,129,437
Gross unrealized depreciation	(429,331)

Net unrealized appreciation	$2,700,106

MTN	Medium Term Note

Portfolio Composition
Common Stocks	59%
Investment Company	5%
U.S. Government and Agency Obligations	17%
Corporate Notes and Bonds
(Moody’s Ratings (unaudited))
AAA	1%
AA	6%
A	11%
BBB	1%

100%

For financial reporting purposes, credit quality ratings shown are assigned by Moody’s Investors Service. If a Moody’s credit quality rating is not available the credit quality ratings shown are assigned by Standard & Poor’s. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of Baa/ BBB or higher. Below investment grade ratings are credit ratings of Ba/BB or lower. Credit quality ratings are subject to change.

See accompanying Notes to Financial Statements.

82

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Aston Funds

October 31, 2014

Statements of Assets and Liabilities

	Cornerstone Large Cap Value Fund	Herndon Large Cap Value Fund

ASSETS:
Investments:
Investments at cost	$154,021,279	$134,494,144
Net unrealized appreciation	9,395,691	19,206,903

Total investments at value	163,416,970	153,701,047
Cash	—	—
Receivables:
Dividends and interest	25,847	196,371
Dividend reclaims	5,317	—
Fund shares sold	90,143	287,116
Investments sold	721,033	—
Due from Adviser, net (Note G)	—	—
Other assets	220	415

Total assets	164,259,530	154,184,949

LIABILITIES:
Payables:
Due to custodian	—	—
Dividend distribution	—	—
Investments purchased	73,444	—
Fund shares redeemed	85,088	551,005
Due to Adviser, net (Note G)	122,035	129,029
Administration fees (Note G)	7,188	7,307
Distribution fees (Note G)	2,038	483
Audit and tax fees	9,787	8,433
Transfer agent fees	35,502	32,826
Registration fees	5,482	4,932
Accrued expenses and other payables	8,306	5,888

Total liabilities	348,870	739,903

NET ASSETS	$163,910,660	$153,445,046

NET ASSETS CONSIST OF:
Paid in capital	$171,730,525	$124,809,800
Accumulated undistributed (distribution in excess of) net investment income (loss)	811,840	1,050,704
Accumulated net realized gain (loss) on investments	(18,027,396)	8,377,639
Net unrealized appreciation on investments	9,395,691	19,206,903

TOTAL NET ASSETS	$163,910,660	$153,445,046

Class N:
Net Assets	$60,682,829	$13,997,318
Shares of beneficial interest outstanding (unlimited authorization)	3,954,212	928,393
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$15.35	$15.08

Class I:
Net Assets	$103,227,831	$139,447,728
Shares of beneficial interest outstanding (unlimited authorization)	6,709,906	9,224,106
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$15.38	$15.12

Class R:
Net Assets	$—	$—
Shares of beneficial interest outstanding (unlimited authorization)	—	—
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$—	$—

See accompanying Notes to Financial Statements.

84

Aston Funds

Montag & Caldwell Growth Fund	TAMRO Diversified Equity Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$3,419,988,114	$36,295,850	$881,023,986	$118,963,021	$4,925,444,301	$9,356,875	$46,479,324
685,679,085	14,549,357	230,726,373	13,292,267	962,633,620	2,087,007	5,572,269

4,105,667,199	50,845,207	1,111,750,359	132,255,288	5,888,077,921	11,443,882	52,051,593
—	—	—	—	637,725	—	—

3,738,343	12,661	4,772,122	545,279	2,237,168	2,731	451
—	—	9,545	—	—	—	—
4,871,006	82	1,193,118	214,175	9,093,248	—	299,089
56,545,425	—	49,424,294	1,213,375	114,503,829	71,551	1,988,025
—	—	—	—	—	2,938	—
17,037	179	3,964	300	16,088	37	133

4,170,839,010	50,858,129	1,167,153,402	134,228,417	6,014,565,979	11,521,139	54,339,291

—	—	12,256,610	—	—	—	—
—	—	934,058	26,438	—	—	—
9,456,082	—	10,809,577	1,345,040	34,125,177	—	2,076,953
20,979,351	77,297	3,798,256	35,859	10,853,153	173	22,537
2,259,764	25,849	668,974	76,349	3,407,693	—	25,827
158,128	3,209	43,776	6,227	215,571	1,742	3,170
46,812	873	11,991	238	81,463	256	1,210
14,257	8,271	10,273	10,273	14,251	8,271	8,271
1,066,688	13,624	322,194	21,784	1,707,572	4,840	12,427
9,860	5,232	5,232	4,932	8,057	4,932	4,932
180,172	2,351	33,516	4,324	223,832	660	2,827

34,171,114	136,706	28,894,457	1,531,464	50,636,769	20,874	2,158,154

$4,136,667,896	$50,721,423	$1,138,258,945	$132,696,953	$5,963,929,210	$11,500,265	$52,181,137

$2,792,628,587	$32,865,186	$817,464,474	$115,232,942	$4,079,498,407	$8,731,577	$45,307,977
13,249,668	—	(1,086,948)	(73,053)	—	—	(4,379)
645,110,556	3,306,880	91,155,046	4,244,797	921,797,183	681,681	1,305,270
685,679,085	14,549,357	230,726,373	13,292,267	962,633,620	2,087,007	5,572,269

$4,136,667,896	$50,721,423	$1,138,258,945	$132,696,953	$5,963,929,210	$11,500,265	$52,181,137

$1,344,316,869	$26,021,807	$349,936,856	$7,037,138	$2,432,815,082	$7,632,857	$37,098,507
45,425,567	1,389,269	24,914,982	514,118	51,880,098	636,648	2,512,625

$29.59	$18.73	$14.05	$13.69	$46.89	$11.99	$14.76

$2,784,650,000	$24,699,616	$788,322,089	$125,659,815	$3,531,114,128	$3,867,408	$15,082,630
93,438,608	1,313,789	56,163,947	9,178,475	73,960,451	322,286	1,012,989

$29.80	$18.80	$14.04	$13.69	$47.74	$12.00	$14.89

$7,701,027	$—	$—	$—	$—	$—	$—
263,666	—	—	—	—	—	—
$29.21	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

85

Aston Funds

October 31, 2014

Statements of Assets and Liabilities – continued

	River Road Independent Value Fund	River Road Select Value Fund

ASSETS:
Investments:
Investments at cost	$679,483,391	$176,394,905
Affiliated Investment at cost (Note G)	—	—
Net unrealized appreciation (depreciation)	(11,088,130)	8,134,091

Total investments at value	668,395,261	184,528,996
Total affiliated investment at value (Note G)	—	—
Cash	—	—
Receivables:
Dividends and interest	426	77,573
Fund shares sold	902,961	101,227
Investments sold	3,087,249	1,513,948
Other assets	2,328	698

Total assets	672,388,225	186,222,442

LIABILITIES:
Payables:
Dividend distribution	—	—
Investments purchased	1,788,142	746,958
Fund shares redeemed	2,418,490	690,330
Due to Adviser, net (Note G)	584,367	152,865
Administration fees (Note G)	26,773	8,261
Distribution fees (Note G)	9,911	283
Audit and tax fees	8,271	9,787
Transfer agent fees	259,179	46,222
Registration fees	22,078	4,932
Accrued expenses and other payables	33,012	8,828
Call options written, at value (premiums received $5,230,766)	—	—

Total liabilities	5,150,223	1,668,466

NET ASSETS	$667,238,002	$184,553,976

NET ASSETS CONSIST OF:
Paid in capital	$655,022,192	$152,064,851
Accumulated undistributed (distribution in excess of) net investment income (loss)	(36,937)	—
Accumulated net realized gain (loss) on investments, purchased and written options and capital gain distributions received	23,340,877	24,355,034
Net unrealized appreciation (depreciation) on investments and purchased and written options	(11,088,130)	8,134,091

TOTAL NET ASSETS	$667,238,002	$184,553,976

Class N:
Net Assets	$285,948,715	$8,387,524
Shares of beneficial interest outstanding (unlimited authorization)	26,268,072	955,872
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$10.89	$8.77

Class I:
Net Assets	$381,289,287	$176,166,452
Shares of beneficial interest outstanding (unlimited authorization)	34,725,603	19,848,409
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$10.98	$8.88

See accompanying Notes to Financial Statements.

86

Aston Funds

River Road Small Cap Value Fund	Silvercrest Small Cap Fund	TAMRO Small Cap Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Anchor Capital Enhanced Equity Fund	Lake Partners LASSO Alternatives Fund

$260,222,167	$62,913,700	$606,983,790	$182,834,574	$49,175,715	$209,204,115	$494,961,779
—	—	—	2,516,745	—	—	—
38,542,333	6,966,583	242,049,881	2,725,977	3,084,984	13,031,425	27,434,882

298,764,500	69,880,283	849,033,671	185,563,053	52,260,699	222,235,540	522,396,661
—	—	—	2,514,243	—	—	—
—	—	—	924,644	—	—	—

32,615	13,583	280	1,267,524	446,661	344,431	165,810
198,821	82,411	411,058	33,654,199	27,120	279,125	986,154
2,443,644	—	16,526,229	141,435	—	897,102	—
1,027	114	4,219	522	171	508	1,541

301,440,607	69,976,391	865,975,457	224,065,620	52,734,651	223,756,706	523,550,166

—	—	—	34,139	6,066	—	—
219,725	958,265	12,524,467	15,599,005	500,000	2,465,548	171,205
1,586,708	20,703	16,505,731	937,074	19,986	870,324	1,215,081
223,984	52,395	616,989	70,332	19,546	122,592	453,416
12,457	3,748	31,833	16,410	5,534	9,006	20,473
1,640	221	12,600	1,712	1,266	3,483	1,509
9,787	8,271	9,949	14,205	11,445	9,235	9,235
139,109	22,106	352,392	32,389	13,260	50,879	117,387
10,457	20,028	10,007	4,932	6,232	15,653	5,632
15,403	2,520	42,733	9,798	2,336	19,850	13,568
—	—	—	—	—	9,225,587	—

2,219,270	1,088,257	30,106,701	16,719,996	585,671	12,792,157	2,007,506

$299,221,337	$68,888,134	$835,868,756	$207,345,624	$52,148,980	$210,964,549	$521,542,660

$221,747,576	$60,321,380	$511,149,089	$209,319,874	$52,888,265	$203,141,143	$481,107,161
—	77,751	(4,567,670)	(376,971)	101,428	327,869	(1,997,170)

38,931,428	1,522,420	87,237,456	(4,323,256)	(3,925,697)	(1,541,067)	14,997,787
38,542,333	6,966,583	242,049,881	2,725,977	3,084,984	9,036,604	27,434,882

$299,221,337	$68,888,134	$835,868,756	$207,345,624	$52,148,980	$210,964,549	$521,542,660

$49,048,839	$6,672,691	$366,350,360	$49,147,180	$36,949,564	$101,979,781	$44,385,927
3,625,109	438,908	16,596,213	4,527,162	3,406,454	10,750,558	3,253,743

$13.53	$15.20	$22.07	$10.86	$10.85	$9.49	$13.64

$250,172,498	$62,215,443	$469,518,396	$158,198,444	$15,199,416	$108,984,768	$477,156,733
18,391,777	4,074,368	20,628,735	14,573,182	1,400,968	11,476,984	34,848,434

$13.60	$15.27	$22.76	$10.86	$10.85	$9.50	$13.69

See accompanying Notes to Financial Statements.

87

Aston Funds

October 31, 2014

Statements of Assets and Liabilities – continued

	River Road Long-Short Fund	Barings International Fund

ASSETS:
Investments:
Investments at cost	$204,855,022	$20,525,200
Net unrealized appreciation (depreciation)	2,711,976	914,446

Total investments at value	207,566,998	21,439,646
Foreign currency (Cost $231,402, $267, $8,554, $66,840, respectively)	230,636	—
Cash	8,191,450	—
Segregated Cash (Note B)	130,129,225	—
Receivables:
Dividends and interest	88,905	55,303
Dividend reclaims	—	108,898
Fund shares sold	4,250,580	—
Investments sold	25,258,745	248,092
Due from Adviser, net (Note G)	—	—
Deferred offering costs (Note B-13)	—	—
Other assets	649	122

Total assets	375,717,188	21,852,061

LIABILITIES:
Payables:
Due to custodian	—	—
Interest and dividends on securities sold short	9,622	—
Investments purchased	26,737,343	211,740
Fund shares redeemed	2,278,613	—
Due to Adviser, net (Note G)	287,457	15,324
Administration fees (Note G)	10,756	6,095
Distribution fees (Note G)	3,774	11
Audit and tax fees	9,721	9,787
Transfer agent fees	55,398	6,868
Registration fees	24,003	4,932
Offering costs	—	—
Accrued expenses and other payables	10,628	7,001
Securities sold short, at value (proceeds $121,515,659)	126,879,252	—

Total liabilities	156,306,567	261,758

NET ASSETS	$219,410,621	$21,590,303

NET ASSETS CONSIST OF:
Paid in capital	$223,227,321	$17,716,719
Accumulated undistributed (distribution in excess of) net investment income (loss)	(25,371)	471,531
Accumulated net realized gain (loss) on investments, securities sold short and foreign currency transactions	(1,138,946)	2,496,192
Net unrealized appreciation (depreciation) on investments, securities sold short and translation of assets and liabilities in foreign currency	(2,652,383)	905,861

TOTAL NET ASSETS	$219,410,621	$21,590,303

Class N:
Net Assets	$109,139,823	$330,651
Shares of beneficial interest outstanding (unlimited authorization)	9,619,314	47,386
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$11.35	$6.98

Class I:
Net Assets	$110,270,798	$21,259,652
Shares of beneficial interest outstanding (unlimited authorization)	9,676,910	3,039,899
NET ASSET VALUE Offering and redemption price per share (Net Assets/Shares Outstanding)	$11.40	$6.99

See accompanying Notes to Financial Statements.

88

Aston Funds

Guardian Capital Global Dividend Fund	LMCG Emerging Markets Fund	Pictet International Fund	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$4,046,953	$3,768,658	$10,215,984	$12,528,283	$19,368,784
234,262	137,049	(799,458)	1,153,973	3,032,006

4,281,215	3,905,707	9,416,526	13,682,256	22,400,790
268	8,453	66,706	—	—
—	—	—	—	—
—	—	—	—	—

5,305	4,631	18,983	9,056	78,417
1,224	—	5,888	2,324	—
890	—	—	1,289	900
49,347	—	41,690	59,645	—
—	24,340	—	—	—
24,002	—	33,422	—	—
—	12	—	40	78

4,362,251	3,943,143	9,583,215	13,754,610	22,480,185

—	—	2,632	—	—
—	—	—	—	—
31,779	—	51,313	78,109	32,557
—	—	—	46,463	23,072
4,197	—	5,689	18,893	12,758
2,560	3,814	3,420	1,705	2,758
35	24	33	438	278
9,787	9,949	9,787	8,757	11,445
2,011	2,196	5,225	5,985	5,452
4,932	4,932	4,932	9,182	10,982
42,309	—	44,105	—	—
1,617	9,202	5,110	1,841	1,196
—	—	—	—	—

99,227	30,117	132,246	171,373	100,498

$4,263,024	$3,913,026	$9,450,969	$13,583,237	$22,379,687

$4,050,428	$4,027,313	$10,092,187	$24,168,875	$17,788,010
16,335	18,436	102,611	115,470	(304,404)

(37,885)	(269,645)	56,784	(11,855,036)	1,864,075

234,146	136,922	(800,613)	1,153,928	3,032,006

$4,263,024	$3,913,026	$9,450,969	$13,583,237	$22,379,687

$1,052,303	$725,399	$983,659	$12,851,634	$20,446,069
100,106	75,926	105,262	1,017,360	828,476

$10.51	$9.55	$9.34	$12.63	$24.68

$3,210,721	$3,187,627	$8,467,310	$731,603	$1,933,618
305,341	332,730	904,851	58,197	78,599

$10.52	$9.58	$9.36	$12.57	$24.60

See accompanying Notes to Financial Statements.

89

Aston Funds

For the Year Ended October 31, 2014

Statements of Operations

	Cornerstone Large Cap Value Fund	Herndon Large Cap Value Fund

INVESTMENT INCOME:
Dividends	$2,285,718	$3,097,464
Less: foreign taxes withheld	(22,920)	—

Total investment income	2,262,798	3,097,464

EXPENSES:
Investment advisory fees (Note G)	892,254	1,195,947
Distribution expenses (Note G)(a)	79,374	98,582
Transfer agent fees	109,952	99,474
Administration fees (Note G)	63,055	80,727
Custodian fees	25,477	9,609
Audit and tax fees	23,191	19,761
Legal fees	1,411	2,023
Registration expenses	32,563	34,288
Reports to shareholder expense	5,284	7,208
Trustees fees and related expenses (Note G)	6,928	9,450
Other expenses	5,538	7,401

Total expenses before waivers/reimbursement/recoupment	1,245,027	1,564,470

Less: Investment advisory fees waived (Note G)	—	—
Less: Expenses reimbursed (Note G)	—	—
Plus: Expenses Recouped (Note G)	—	103,793

Net expenses	1,245,027	1,668,263

NET INVESTMENT INCOME (LOSS)	1,017,771	1,429,201

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,701,835	9,189,481
Net change in unrealized appreciation (depreciation) on investments	2,552,837	3,565,628

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,254,672	12,755,109

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,272,443	$14,184,310

(a)	Distribution expense is incurred at the Class N level for all funds except the Montag & Caldwell Growth Fund. The distribution expenses for Class N and Class R of the Montag & Caldwell Growth Fund are $5,039,489 and $45,992, respectively.

See accompanying Notes to Financial Statements.

90

Aston Funds

Montag & Caldwell Growth Fund	TAMRO Diversified Equity Fund	River Road Dividend All Cap Value Fund	River Road Dividend All Cap Value Fund II	Fairpointe Mid Cap Fund	Montag & Caldwell Mid Cap Growth Fund	LMCG Small Cap Growth Fund

$66,881,301	$442,897	$49,954,051	$4,462,183	$54,462,172	$76,517	$183,411
—	(621)	(343,705)	(33,906)	—	(259)	—

66,881,301	442,276	49,610,346	4,428,277	54,462,172	76,258	183,411

30,903,650	442,820	8,585,900	779,615	39,145,259	96,871	411,763
5,085,481	66,919	1,104,647	15,121	6,242,418	25,924	80,489
3,776,495	73,318	827,074	83,225	4,395,299	24,748	62,141
2,167,204	39,417	556,218	64,208	2,464,258	19,718	33,720
131,576	5,567	37,208	7,356	155,710	3,819	7,304
34,160	19,461	24,091	24,091	34,164	19,461	21,175
64,453	696	15,986	1,469	73,052	14,603	546
72,329	29,698	40,651	43,495	101,337	31,932	34,125
309,465	3,528	40,044	5,850	431,616	6,415	4,675
319,712	3,616	79,755	7,030	355,419	739	2,603
209,084	4,095	51,646	5,927	173,623	2,851	5,899

43,073,609	689,135	11,363,220	1,037,387	53,572,155	247,081	664,440

—	(96,367)	—	—	—	(96,871)	(131,012)
—	—	—	—	—	(10,320)	—
—	—	—	95,878	—	—	—

43,073,609	592,768	11,363,220	1,133,265	53,572,155	139,890	533,428

23,807,692	(150,492)	38,247,126	3,295,012	890,017	(63,632)	(350,017)

830,078,413	3,506,744	100,414,252	4,129,826	1,049,016,350	797,891	3,358,983
(344,295,024)	4,502,060	(21,456,186)	4,067,038	(389,789,424)	320,711	3,429,213

485,783,389	8,008,804	78,958,066	8,196,864	659,226,926	1,118,602	6,788,196

$509,591,081	$7,858,312	$117,205,192	$11,491,876	$660,116,943	$1,054,970	$6,438,179

See accompanying Notes to Financial Statements.

91

Aston Funds

For the Year Ended October 31, 2014

Statements of Operations – continued

	River Road Independent Value Fund	River Road Select Value Fund

INVESTMENT INCOME:
Dividends	$3,008,875	$2,266,033
Dividends from affiliated security	—	—
Less: foreign taxes withheld	(217,235)	(11,750)
Interest	—	—

Total investment income	2,791,640	2,254,283

EXPENSES:
Investment advisory fees (Note G)	7,200,653	2,068,965
Distribution expenses (Note G)(a)	785,247	36,878
Transfer agent fees	674,644	206,383
Administration fees (Note G)	331,098	106,956
Custodian fees	22,386	12,213
Audit and tax fees	19,461	23,191
Legal fees	9,383	2,579
Registration expenses	50,692	30,466
Reports to shareholder expense	63,437	12,874
Trustees fees and related expenses (Note G)	46,912	13,509
Other expenses	32,057	10,367

Total expenses before waivers/earning credit/recoupment	9,235,970	2,524,381

Less: Investment advisory fees waived (Note G)	(25,960)	—
Less: Earnings credit (Note I)	(30,229)	—
Plus: Net expenses recouped (Note G)	—	—

Net expenses	9,179,781	2,524,381

NET INVESTMENT INCOME (LOSS)	(6,388,141)	(270,098)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	37,973,231	30,115,873
Net realized gain on affiliated investments	—	—
Net realized loss on purchased options	—	—
Net realized loss on written option	—	—
Capital gain distributions received	—	—
Net change in unrealized appreciation (depreciation) on investments	(38,109,822)	(29,790,084)
Net change in unrealized appreciation/(depreciation) on purchased options	—	—
Net change in unrealized appreciation (depreciation) on written options	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(136,591)	325,789

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(6,524,732)	$55,691

(a)	Distribution expense is incurred at the Class N level.

See accompanying Notes to Financial Statements.

92

Aston Funds

River Road Small Cap Value Fund	Silvercrest Small Cap Fund	TAMRO Small Cap Fund	DoubleLine Core Plus Fixed Income Fund	TCH Fixed Income Fund	Anchor Capital Enhanced Equity Fund	Lake Partners LASSO Alternatives Fund

$3,295,524	$732,238	$8,410,681	$13,138	$4,920	$5,472,624	$4,499,825
—	—	—	100,845	—	—	—
(16,263)	—	(10,653)	—	(165)	(1,500)	—
—	—	—	6,504,577	2,214,003	—	—

3,279,261	732,238	8,400,028	6,618,560	2,218,758	5,471,124	4,499,825

2,744,055	508,608	10,310,818	780,471	290,359	1,276,609	4,969,301
135,106	12,334	1,178,101	111,149	103,987	258,743	122,048
286,423	66,087	939,388	134,957	64,118	184,184	419,207
150,080	37,498	520,770	128,134	51,535	96,145	232,430
14,467	8,458	44,968	25,028	7,297	61,534	12,928
23,191	19,461	23,491	45,552	28,671	21,841	21,841
3,771	638	15,514	1,695	703	2,411	6,512
31,323	43,370	39,979	36,014	30,990	33,261	51,496
14,715	2,550	76,354	11,893	2,557	21,113	23,697
19,626	3,123	75,474	9,109	3,434	11,592	31,927
20,084	3,660	51,712	6,253	3,505	8,831	17,562

3,442,841	705,787	13,276,569	1,290,255	587,156	1,976,264	5,908,949

—	(108,554)	—	(199,971)	(118,901)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	87,814

3,442,841	597,233	13,276,569	1,090,284	468,255	1,976,264	5,996,763

(163,580)	135,005	(4,876,541)	5,528,276	1,750,503	3,494,860	(1,496,938)

48,359,630	1,540,966	116,264,947	(877,217)	937,543	12,015,289	9,724,682
—	—	—	16,745	—	—	—
—	—	—	—	—	(6,221,334)	—
—	—	—	—	—	(6,281,509)	—
—	—	—	—	—	—	8,829,055
(46,163,511)	2,445,591	(117,572,672)	3,161,286	153,019	4,673,904	(448,365)
—	—	—	—	—	(305,544)	—
—	—	—	—	—	(1,634,393)	—

2,196,119	3,986,557	(1,307,725)	2,300,814	1,090,562	2,246,413	18,105,372

$2,032,539	$4,121,562	$(6,184,266)	$7,829,090	$2,841,065	$5,741,273	$16,608,434

See accompanying Notes to Financial Statements.

93

Aston Funds

For the Year Ended October 31, 2014

Statements of Operations – continued

	River Road Long-Short Fund	Barings International Fund

INVESTMENT INCOME:
Dividends	$2,314,637	$1,013,842
Less: foreign taxes withheld	(90,487)	(71,285)
Interest	—	—

Total investment income	2,224,150	942,557

EXPENSES:
Investment advisory fees (Note G)	2,708,366	279,884
Distribution expenses (Note G)(c)	283,929	1,090
Transfer agent fees	206,757	37,410
Administration fees (Note G)	115,300	51,368
Custodian fees	21,558	50,009
Audit and tax fees	22,741	23,192
Legal fees	3,054	365
Registration expenses	54,769	27,153
Interest and dividend expense on securities sold short	1,979,326	—
Amortization of offering costs (Note B-13)	—	—
Reports to shareholder expense	11,958	1,421
Trustees fees and related expenses (Note G)	14,297	1,867
Other expenses	10,093	3,328

Total expenses before waivers/reimbursement/recoupment	5,432,148	477,087

Less: Investment advisory fees waived (Note G)	—	(154,130)
Less: Expenses reimbursed (Note G)	—	—
Plus: Net expenses recouped (Note G)	103,715	—

Net expenses	5,535,863	322,957

NET INVESTMENT INCOME (LOSS)	(3,311,713)	619,600

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	13,913,023	3,363,472
Net realized loss on securities sold short	(11,481,839)	—
Net realized gain (loss) on foreign currency transactions	37,713	13,550
Net change in unrealized appreciation (depreciation) on investments	(4,683,223)	(4,339,198)
Net change in unrealized appreciation (depreciation) on securities sold short	(3,974,342)	—
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currency	(766)	(10,818)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,189,434)	(972,994)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(9,501,147)	$(353,394)

(a)	The inception date for the Guardian Capital Global Dividend Fund is April 14, 2014.
(b)	The inception date for the Pictet International Fund is April 14, 2014.
(c)	Distribution expense is incurred at the Class N level.

See accompanying Notes to Financial Statements.

94

Aston Funds

Guardian Capital Global Dividend Fund(a)	LMCG Emerging Markets Fund	Pictet International Fund(b)	Harrison Street Real Estate Fund	Montag & Caldwell Balanced Fund

$84,175	$120,746	$185,209	$293,635	$203,428
(4,527)	(13,041)	(19,723)	—	—
9	—	—	—	194,229

79,657	107,705	165,486	293,635	397,657

18,362	41,491	49,454	130,889	175,829
1,430	1,698	1,399	31,342	21,619
14,045	24,395	17,267	38,162	40,162
11,825	29,287	15,144	19,643	28,432
4,016	38,097	14,019	5,230	3,286
21,804	28,991	21,804	20,362	28,671
29	288	69	162	290
6,246	28,960	6,246	29,873	29,253
—	—	—	—	—
35,777	29,147	39,280	—	—
82	2,770	200	2,786	2,075
142	259	345	848	1,529
1,538	2,092	1,572	2,370	2,879

115,296	227,475	166,799	281,667	334,025

(18,362)	(41,491)	(49,454)	(103,728)	(54,524)
(71,402)	(131,904)	(52,754)	—	—
—	—	—	—	—

25,532	54,080	64,591	177,939	279,501

54,125	53,625	100,895	115,696	118,156

(37,885)	(42,385)	55,522	398,784	1,933,249
—	—	—	—	—
3,111	(1,985)	(7,555)	—	—
234,262	47,318	(799,458)	1,080,590	(274,140)
—	—	—	—	—
(116)	91	(1,155)	(28)	—

199,372	3,039	(752,646)	1,479,346	1,659,109

$253,497	$56,664	$(651,751)	$1,595,042	$1,777,265

See accompanying Notes to Financial Statements.

95

Aston Funds

Statements of Changes in Net Assets

	Cornerstone Large Cap Value Fund		Herndon Large Cap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013

NET ASSETS at Beginning of Period	$62,648,378	$26,502,868	$122,395,081	$55,406,952

Increase in net assets from operations:
Net investment income (loss)	1,017,771	339,606	1,429,201	1,202,686
Net realized gain on investments	6,701,835	3,586,687	9,189,481	2,027,557
Net change in unrealized appreciation (depreciation) on investments	2,552,837	5,212,950	3,565,628	14,781,516

Net increase in net assets from operations	10,272,443	9,139,243	14,184,310	18,011,759

Distributions to shareholders from:
Net investment income:
Class N	(102,489)	(213,973)	(300,533)	(435,807)
Class I	(297,744)	(61,387)	(733,243)	(712,891)
Class R	—	—	—	—
Net realized gain on investments:
Class N	—	—	(829,848)	(431,437)
Class I	—	—	(1,561,843)	(650,587)
Class R	—	—	—	—

Total distributions	(400,233)	(275,360)	(3,425,467)	(2,230,722)

Capital share transactions:
Proceeds from sales of shares:
Class N	46,807,591	6,812,232	11,262,099	21,511,589
Class I	71,518,302	31,748,633	88,729,125	42,373,328
Class R	—	—	—	—
Proceeds from reinvestment of distributions:
Class N	97,214	205,857	1,130,230	867,244
Class I	290,077	60,827	2,099,431	959,131
Class R	—	—	—	—
Cost of shares redeemed:
Class N	(12,358,613)	(9,246,465)	(44,133,670)	(6,933,068)
Class I	(14,964,499)	(2,299,457)	(38,796,093)	(7,571,132)
Class R	—	—	—	—

Net increase (decrease) from capital share transactions	91,390,072	27,281,627	20,291,122	51,207,092

Total increase (decrease) in net assets	101,262,282	36,145,510	31,049,965	66,988,129

NET ASSETS at End of Period	$163,910,660	$62,648,378	$153,445,046	$122,395,081

Undistributed (distributions in excess of) net investment income (loss)	$811,840	$194,302	$1,050,704	$655,279

See accompanying Notes to Financial Statements.

96

Aston Funds

Montag & Caldwell Growth Fund		TAMRO Diversified Equity Fund		River Road Dividend All Cap Value Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2014	2013	2014	2013	2014	2013

$5,235,796,676	$4,323,578,881	$55,677,027	$22,548,977	$1,228,988,525	$924,209,368

23,807,692	48,828,411	(150,492)	60,993	38,247,126	26,855,750
830,078,413	355,430,426	3,506,744	1,715,984	100,414,252	71,272,919
(344,295,024)	562,807,119	4,502,060	5,679,740	(21,456,186)	159,132,800

509,591,081	967,065,956	7,858,312	7,456,717	117,205,192	257,261,469

(12,394,334)	(16,441,713)	—	(44,731)	(13,621,324)	(8,135,227)
(24,280,948)	(26,011,984)	(21,488)	(2,691)	(26,859,558)	(15,660,122)
(34,093)	(54,774)	—	—	—	—

(147,918,291)	(127,477,429)	(786,608)	(25,121)	(26,590,807)	(12,882,031)
(202,241,647)	(157,688,991)	(844,736)	(682)	(45,069,967)	(21,478,515)
(700,844)	(604,214)	—	—	—	—

(387,570,157)	(328,279,105)	(1,652,832)	(73,225)	(112,141,656)	(58,155,895)

215,113,264	404,653,774	3,394,402	4,026,762	62,653,200	65,379,486
694,385,708	843,422,410	3,934,241	30,561,715	134,042,328	198,076,860
1,218,147	2,159,268	—	—	—	—

156,933,268	140,514,488	725,967	68,008	39,949,265	20,850,811
167,592,670	139,367,182	864,408	3,373	46,719,016	26,813,238
580,629	504,660	—	—	—	—

(1,264,451,943)	(539,421,701)	(7,815,171)	(4,531,450)	(202,510,406)	(48,451,006)
(1,188,092,282)	(715,137,195)	(12,264,931)	(4,383,850)	(176,646,519)	(156,995,806)
(4,429,165)	(2,631,942)	—	—	—	—

(1,221,149,704)	273,430,944	(11,161,084)	25,744,558	(95,793,116)	105,673,583

(1,099,128,780)	912,217,795	(4,955,604)	33,128,050	(90,729,580)	304,779,157

$4,136,667,896	$5,235,796,676	$50,721,423	$55,677,027	$1,138,258,945	$1,228,988,525

$13,249,668	$29,594,965	$—	$14,401	$(1,086,948)	$(30,952)

See accompanying Notes to Financial Statements.

97

Aston Funds

Statements of Changes in Net Assets – continued

	River Road Dividend All Cap Value Fund II		Fairpointe Mid Cap Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013

NET ASSETS at Beginning of Period	$89,873,662	$10,419,240	$4,892,248,060	$3,025,731,632

Increase in net assets from operations:
Net investment income (loss)	3,295,012	959,154	890,017	21,074,863
Net realized gain on investments	4,129,826	1,009,469	1,049,016,350	458,514,910
Net change in unrealized appreciation (depreciation) on investments	4,067,038	9,272,582	(389,789,424)	865,571,634

Net increase in net assets from operations	11,491,876	11,241,205	660,116,943	1,345,161,407

Distributions to shareholders from:
Net investment income:
Class N	(173,767)	(39,408)	—	(14,340,582)
Class I	(3,298,001)	(923,962)	(3,375,463)	(17,097,297)
Net realized gain on investments:
Class N	(43,196)	(484)	(223,568,950)	(34,919,881)
Class I	(981,977)	(6,506)	(234,479,219)	(32,705,189)

Total distributions	(4,496,941)	(970,360)	(461,423,632)	(99,062,949)

Capital share transactions:
Proceeds from sales of shares:
Class N	3,999,728	2,923,816	611,134,453	718,022,853
Class I	41,902,478	70,639,727	1,427,015,336	934,002,570
Proceeds from reinvestment of distributions:
Class N	215,899	39,064	215,069,467	47,067,455
Class I	3,879,481	826,079	170,521,263	34,143,433
Cost of shares redeemed:
Class N	(1,213,066)	(807,796)	(850,386,062)	(578,805,723)
Class I	(12,956,164)	(4,437,313)	(700,366,618)	(534,012,618)
Issued due to merger: (a)
Class N	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from capital share transactions	35,828,356	69,183,577	872,987,839	620,417,970

Total increase (decrease) in net assets	42,823,291	79,454,422	1,071,681,150	1,866,516,428

NET ASSETS at End of Period	$132,696,953	$89,873,662	$5,963,929,210	$4,892,248,060

Undistributed (distributions in excess of) net investment income (loss)	$(73,053)	$20,099	$—	$1,616,865

(a)	Effective April 22, 2013, the LMCG Small Cap Growth Fund received capital shares of the corresponding classes of Aston Small Cap Fund as part of the merger of the Aston Small Cap Fund with, and into, the LMCG Small Cap Growth Fund, in a complete liquidation and termination of the Aston Small Cap Fund.
(b)	River Road Independent Value Fund had a subscription-in-kind in the amount of $597,548 on March 27, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $258,478, $338,808, and $262, respectively.

See accompanying Notes to Financial Statements.

98

Aston Funds

Montag & Caldwell Mid Cap Growth Fund		LMCG Small Cap Growth Fund		River Road Independent Value Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2014	2013	2014	2013	2014	2013

$11,402,187	$7,368,950	$40,540,640	$6,413,230	$725,355,861	$700,649,463

(63,632)	(71,220)	(350,017)	14,671	(6,388,141)	(3,289,548)
797,891	1,788,900	3,358,983	5,887,360	37,973,231	32,206,753
320,711	893,311	3,429,213	1,825,778	(38,109,822)	16,741,054

1,054,970	2,610,991	6,438,179	7,727,809	(6,524,732)	45,658,259

—	—	—	—	—	—
—	—	(14,282)	—	—	—

(1,708,527)	(92,399)	(4,374,487)	(425,537)	(13,027,499)	(20,379,878)
—	—	(1,139,027)	(58,662)	(15,234,387)	(19,173,208)

(1,708,527)	(92,399)	(5,527,796)	(484,199)	(28,261,886)	(39,553,086)

411,838	6,618,730	8,647,070	5,855,202	74,910,227	134,123,913
3,668,445	—	9,672,810	6,748,727	154,544,987	133,619,629 (b)

1,673,347	81,176	4,189,554	425,537	12,978,719	20,310,806
—	—	1,140,513	58,662	14,687,638	18,660,298

(5,001,822)	(5,185,261)	(8,150,286)	(4,777,656)	(125,071,162)	(178,942,382)
(173)	—	(4,769,547)	(1,271,372)	(155,381,650)	(109,171,039)

—	—	—	18,799,852	—	—
—	—	—	1,044,848	—	—

751,635	1,514,645	10,730,114	26,883,800	(23,331,241)	18,601,225

98,078	4,033,237	11,640,497	34,127,410	(58,117,859)	24,706,398

$11,500,265	$11,402,187	$52,181,137	$40,540,640	$667,238,002	$725,355,861

$—	$—	$(4,379)	$9,496	$(36,937)	$(40,199)

See accompanying Notes to Financial Statements.

99

Aston Funds

Statements of Changes in Net Assets – continued

	River Road Select Value Fund		River Road Small Cap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013

NET ASSETS at Beginning of Period	$217,318,502	$162,779,864	$309,597,171	$289,229,188

Increase (decrease) in net assets from operations:
Net investment income (loss)	(270,098)	1,930,612	(163,580)	3,915,268
Net realized gain (loss) on investments and affiliated investments	30,115,873	31,063,046	48,359,630	66,663,383
Net change in unrealized appreciation (depreciation) on investments and affiliated investments	(29,790,084)	16,377,768	(46,163,511)	17,066,486

Net increase (decrease) in net assets from operations	55,691	49,371,426	2,032,539	87,645,137

Distributions to shareholders from:
Net investment income:
Class N	(30,707)	(95,581)	(125,993)	(768,062)
Class I	(702,476)	(2,552,798)	(1,180,379)	(4,548,794)
Net realized gain on investments:
Class N	(2,748,770)	(391,684)	(12,061,338)	(1,497,083)
Class I	(28,381,897)	(8,873,103)	(54,042,337)	(7,569,096)

Total distributions	(31,863,850)	(11,913,166)	(67,410,047)	(14,383,035)

Capital share transactions:
Proceeds from sales of shares:
Class N	1,992,585	14,915,498	10,064,979	8,370,448
Class I	29,881,645	56,912,818	87,864,652	61,492,823
Proceeds from reinvestment of distributions:
Class N	2,654,598	459,196	12,142,608	2,244,845
Class I	28,799,580	10,087,922	55,057,909	12,089,609
Cost of shares redeemed:
Class N	(12,614,171)	(5,019,206)	(17,845,889)	(15,330,517)
Class I	(51,670,604)	(60,275,850)	(92,282,585)	(121,761,327)

Net increase (decrease) from capital share transactions	(956,367)	17,080,378	55,001,674	(52,894,119)

Total increase (decrease) in net assets	(32,764,526)	54,538,638	(10,375,834)	20,367,983

NET ASSETS at End of Period	$184,553,976	$217,318,502	$299,221,337	$309,597,171

Undistributed (distributions in excess of) net investment income (loss)	$—	$(290,213)	$—	$(136,215)

(a)	TAMRO Small Cap Fund had a subscription-in-kind in the amount of $2,677,538 on April 25, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,657,373, $19,712 and $453, respectively.
(b)	TAMRO Small Cap Fund had a redemption-in-kind in the amount of $52,573,290 on January 15, 2013. The redemption was comprised of securities and cash in the amounts of $51,794,423 and $778,867, respectively.

See accompanying Notes to Financial Statements.

100

Aston Funds

Silvercrest Small Cap Fund		TAMRO Small Cap Fund			DoubleLine Core Plus Fixed Income Fund
Year Ended October 31,		Year Ended October 31,			Year Ended October 31,
2014	2013	2014	2013		2014	2013

$33,267,442	$5,711,567	$1,325,799,376	$1,024,788,083		$176,385,864	$176,881,578

135,005	46,230	(4,876,541)	(56,283)		5,528,276	6,027,184

1,540,966	1,218,605	116,264,947	124,824,787		(860,472)	(2,244,975)

2,445,591	4,409,811	(117,572,672)	169,676,168		3,161,286	(5,562,851)

4,121,562	5,674,646	(6,184,266)	294,444,672		7,829,090	(1,780,642)

(229)	(9,878)	—	—		(1,658,186)	(2,744,975)
(56,178)	(78,421)	—	—		(4,001,526)	(4,353,733)

(146,801)	(2,878)	(47,504,176)	(36,352,900)		—	(491,620)
(1,082,382)	(19,730)	(68,914,775)	(59,453,402)		—	(597,665)

(1,285,590)	(110,907)	(116,418,951)	(95,806,302)		(5,659,712)	(8,187,993)

4,648,830	4,010,938	48,233,449	146,473,113		23,358,553	53,008,348
34,184,068	20,994,880	124,353,293	191,669,363	(a)	109,666,232	60,045,064

147,030	12,756	44,495,639	35,759,291		1,513,332	3,178,568
1,138,560	98,151	55,420,970	43,230,709		3,409,741	4,306,487

(2,442,586)	(1,427,987)	(211,736,661)	(117,639,649)		(42,728,442)	(57,207,650)
(4,891,182)	(1,696,602)	(428,094,093)	(197,119,904	)(b)	(66,429,034)	(53,857,896)

32,784,720	21,992,136	(367,327,403)	102,372,923		28,790,382	9,472,921

35,620,692	27,555,875	(489,930,620)	301,011,293		30,959,760	(495,714)

$68,888,134	$33,267,442	$835,868,756	$1,325,799,376		$207,345,624	$176,385,864

$77,751	$(847)	$(4,567,670)	$(56,283)		$(376,971)	$(583,993)

See accompanying Notes to Financial Statements.

101

Aston Funds

Statements of Changes in Net Assets – continued

	TCH Fixed Income Fund		Anchor Capital Enhanced Equity Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013

NET ASSETS at Beginning of Period	$54,512,660	$70,167,760	$159,761,924	$177,809,320

Increase (decrease) in net assets from operations:
Net investment income (loss)	1,750,503	2,419,293	3,494,860	3,514,668
Net realized gain (loss) on investments, purchased options, written options, capital gains distributions, securities sold short and foreign currency transactions	937,543	1,655,009	(487,554)	(786,086)
Net change in unrealized appreciation (depreciation) on investments, purchased options, written options, securities sold short and translation of assets and liabilities denominated in foreign currency	153,019	(4,215,928)	2,733,967	14,675,574

Net increase (decrease) in net assets from operations	2,841,065	(141,626)	5,741,273	17,404,156

Distributions to shareholders from:
Net investment income:
Class N	(1,513,765)	(2,291,411)	(1,760,434)	(2,040,791)
Class I	(444,550)	(422,043)	(1,547,989)	(1,460,057)
Net realized gain on investments:
Class N	—	—	—	(1,672,759)
Class I	—	—	—	(1,243,698)

Total distributions	(1,958,315)	(2,713,454)	(3,308,423)	(6,417,305)

Capital share transactions:
Proceeds from sales of shares:
Class N	5,903,056	10,518,750	35,023,834	44,682,440
Class I	9,601,364	1,280,566	71,169,669	35,763,522
Proceeds from reinvestment of distributions:
Class N	1,435,599	2,192,348	1,731,451	3,679,250
Class I	433,047	381,111	1,151,589	1,901,112
Cost of shares redeemed:
Class N	(16,909,433)	(24,265,442)	(37,674,832)	(59,806,848)
Class I	(3,710,063)	(2,907,353)	(22,631,936)	(55,253,723)
Capital Contribution (Note G):
Class N	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from capital share transactions	(3,246,430)	(12,800,020)	48,769,775	(29,034,247)

Total increase (decrease) in net assets	(2,363,680)	(15,655,100)	51,202,625	(18,047,396)

NET ASSETS at End of Period	$52,148,980	$54,512,660	$210,964,549	$159,761,924

Undistributed (distributions in excess of) net investment income (loss)	$101,428	$209,053	$327,869	$141,432

See accompanying Notes to Financial Statements.

102

Aston Funds

Lake Partners LASSO Alternatives Fund		River Road Long-Short Fund		Barings International Fund
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2014	2013	2014	2013	2014	2013

$470,862,793	$287,061,601	$180,141,159	$7,506,387	$37,984,420	$62,083,656

(1,496,938)	726,304	(3,311,713)	(809,545)	619,600	1,002,932
18,553,737	10,013,103	2,468,897	5,513,861	3,377,022	2,555,143
(448,365)	19,339,867	(8,658,331)	5,963,396	(4,350,016)	4,150,508

16,608,434	30,079,274	(9,501,147)	10,667,712	(353,394)	7,708,583

(378,809)	(472,420)	—	—	(10,891)	(5,702)
(3,788,207)	(3,732,874)	—	—	(988,215)	(986,921)

(186,666)	—	(2,911,026)	(437,571)	(28,909)	(5,125)
(1,404,331)	—	(2,032,930)	—	(2,374,296)	(754,174)

(5,758,013)	(4,205,294)	(4,943,956)	(437,571)	(3,402,311)	(1,751,922)

21,759,727	54,094,179	94,199,671	110,536,773	61,141	17,634
136,099,370	218,417,490	106,897,007	72,413,856	5,876,501	10,658,884

544,810	452,219	2,838,180	437,571	39,800	10,574
4,429,761	3,236,441	1,960,122	—	3,362,511	1,523,863

(33,487,553)	(36,923,554)	(89,100,715)	(16,146,675)	(202,001)	(30,668)
(89,517,183)	(81,349,563)	(63,079,700)	(4,836,894)	(21,776,364)	(42,236,184)

45	—	—	—	—	—
469	—	—	—	—	—

39,829,446	157,927,212	53,714,565	162,404,631	(12,638,412)	(30,055,897)

50,679,867	183,801,192	39,269,462	172,634,772	(16,394,117)	(24,099,236)

$521,542,660	$470,862,793	$219,410,621	$180,141,159	$21,590,303	$37,984,420

$(1,997,170)	$210,610	$(25,371)	$(27,513)	$471,531	$997,891

See accompanying Notes to Financial Statements.

103

Aston Funds

Statements of Changes in Net Assets – continued

	Guardian Capital Global Dividend Fund	LMCG Emerging Markets Fund
	Period Ended October 31, 2014(a)	Year Ended October 31, 2014	Period Ended October 31, 2013(b)

NET ASSETS at Beginning of Period	$—	$3,981,658	$—

Increase (decrease) in net assets from operations:
Net investment income	54,125	53,625	35,615
Net realized gain (loss) on investments and foreign currency transactions	(34,774)	(44,370)	(241,096)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	234,146	47,409	89,513

Net increase (decrease) in net assets from operations	253,497	56,664	(115,968)

Distributions to shareholders from:
Net investment income:
Class N	(10,791)	(9,940)	—
Class I	(35,829)	(54,634)	—
Net realized gain on investments:
Class N	—	—	—
Class I	—	—	—

Total distributions	(46,620)	(64,574)	—

Capital share transactions:
Proceeds from sales of shares:
Class N	1,001,103	58,981	697,622
Class I	3,029,962	225,396	3,400,004
Proceeds from reinvestment of distributions:
Class N	1	9,940	—
Class I	25,081	54,634	—
Cost of shares redeemed:
Class N	—	(12,775)	—
Class I	—	(396,898)	—
Capital Contribution (Note G):
Class N	—	—	—
Class I	—	—	—

Net increase (decrease) from capital share transactions	4,056,147	(60,722)	4,097,626

Total increase (decrease) in net assets	4,263,024	(68,632)	3,981,658

NET ASSETS at End of Period	$4,263,024	$3,913,026	$3,981,658

Undistributed (distributions in excess of) net investment income (loss)	$16,335	$18,436	$40,296

See accompanying Notes to Financial Statements.

104

Aston Funds

Pictet International Fund	Harrison Street Real Estate Fund		Montag & Caldwell Balanced Fund
Period Ended October 31, 2014(c)	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013

$—	$13,625,155	$10,546,604	$24,264,373	$33,466,255

100,895	115,696	186,826	118,156	257,113
47,967	398,784	1,055,690	1,933,249	2,639,428
(800,613)	1,080,562	(505,953)	(274,140)	325,469

(651,751)	1,595,042	736,563	1,777,265	3,222,010

—	(140,263)	(162,129)	(189,116)	(342,684)
—	(7,304)	(2,875)	(19,216)	(24,117)

—	—	—	(686,237)	—
—	—	—	(54,424)	—

—	(147,567)	(165,004)	(948,993)	(366,801)

1,052,710	4,328,824	10,524,296	1,181,819	2,507,724
9,050,010	356,754	375,294	356,063	150,496

—	136,039	153,598	851,885	333,389
—	4,230	1,904	31,658	10,537

—	(6,092,762)	(8,524,363)	(4,776,971)	(14,627,334)
—	(222,478)	(23,833)	(357,412)	(431,903)

—	—	93	—	—
—	—	3	—	—

10,102,720	(1,489,393)	2,506,992	(2,712,958)	(12,057,091)

9,450,969	(41,918)	3,078,551	(1,884,686)	(9,201,882)

$9,450,969	$13,583,237	$13,625,155	$22,379,687	$24,264,373

$102,611	$115,470	$147,489	$(304,404)	$(229,961)

See accompanying Notes to Financial Statements.

105

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$13.74	$11.04	$10.04		$9.20		$8.31

Income from Investment Operations:
Net investment income	0.11 (a)	0.09 (a)	0.10	(a)	0.12	(a)	0.13
Net realized and unrealized gain on investments	1.56	2.72	0.94		0.83		0.89

Total from investment operations	1.67	2.81	1.04		0.95		1.02

Less Distributions:
Distributions from and in excess of net investment income	(0.06)	(0.11)	(0.04)		(0.11)		(0.13)

Total distributions	(0.06)	(0.11)	(0.04)		(0.11)		(0.13)

Net increase in net asset value .	1.61	2.70	1.00		0.84		0.89

Net Asset Value, End of Period	$15.35	$13.74	$11.04		$10.04		$9.20

Total Return (b)	12.17%	25.72%	10.43%		10.44%		12.37%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$60,683	$23,913	$21,105		$24,631		$19,984
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.30%	1.48%	1.58%		1.61%		1.19	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.30%	1.30%	1.26	%(c)	1.14	%(c)	1.07	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.73%	0.53%	0.60%		0.80%		1.32%
After expense reimbursement and/or fee waiver by Adviser	0.73%	0.71%	0.92%		1.27%		1.44%
Portfolio Turnover	30.03%	58.24%	58.21%		59.07	%(e)	37.44%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 1.07% to 1.19%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.30%.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

106

Aston Funds

ASTON/Cornerstone Large Cap Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$13.78	$11.07	$10.05		$9.19		$8.31

Income from Investment Operations:
Net investment income	0.15 (a)	0.12 (a)	0.11	(a)	0.16	(a)	0.15
Net realized and unrealized gain on investments	1.54	2.73	0.96		0.84		0.88

Total from investment operations	1.69	2.85	1.07		1.00		1.03

Less Distributions:
Distributions from and in excess of net investment income	(0.09)	(0.14)	(0.05)		(0.14)		(0.15)

Total distributions	(0.09)	(0.14)	(0.05)		(0.14)		(0.15)

Net increase in net asset value .	1.60	2.71	1.02		0.86		0.88

Net Asset Value, End of Period	$15.38	$13.78	$11.07		$10.05		$9.19

Total Return (b)	12.33%	26.08%	10.66%		10.95%		12.53%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$103,228	$38,735	$5,397		$126		$204,051
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.05%	1.23%	1.33%		1.36%		0.94	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.05%	1.05%	1.01	%(c)	0.89	%(c)	0.82	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.98%	0.78%	0.85%		1.05%		1.57%
After expense reimbursement and/or fee waiver by Adviser	0.98%	0.96%	1.17%		1.52%		1.69%
Portfolio Turnover	30.03%	58.24%	58.21%		59.07	%(e)	37.44%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 22, 2011, the Adviser changed the voluntary expense limitation from 0.82% to 0.94%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.05%.
(d)	Ratios of expense to average net assets included interest expense of less than 0.005% for the year ended October 31, 2010, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

107

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$13.84	$11.73	$11.31	$10.39	$10.00

Income from Investment Operations:
Net investment income	0.11 (b)	0.15 (b)	0.18 (b)	0.12 (b)	0.03
Net realized and unrealized gain on investments	1.49	2.40	0.91	0.81	0.36

Total from investment operations	1.60	2.55	1.09	0.93	0.39

Less Distributions:
Distributions from and in excess of net investment income	(0.10)	(0.22)	(0.11)	(0.01)	—
Distributions from net realized gain on investments	(0.26)	(0.22)	(0.56)	—	—

Total distributions	(0.36)	(0.44)	(0.67)	(0.01)	—

Net increase in net asset value	1.24	2.11	0.42	0.92	0.39

Net Asset Value, End of Period	$15.08	$13.84	$11.73	$11.31	$10.39

Total Return (c)	11.67%	22.58%	10.39%	9.09%	3.90	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$13,997	$41,861	$20,832	$6,089	$1,472
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.23%	1.27%	1.41%	2.38%	13.84	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.84%	1.24%	1.44%	(0.05)%	(11.94	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	0.77%	1.21%	1.55%	1.03%	0.60	%(e)
Portfolio Turnover	75.46%	69.51%	80.56%	189.70%	38.64	%(d)

(a)	The inception date for the Herndon Large Cap Value Fund Class N shares is March 31, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

108

Aston Funds

ASTON/Herndon Large Cap Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$13.87	$11.75	$11.33	$11.48

Income from Investment Operations:
Net investment income	0.15 (b)	0.19 (b)	0.21 (b)	0.10	(b)
Net realized and unrealized gain (loss) on investments	1.48	2.39	0.91	(0.25)

Total from investment operations	1.63	2.58	1.12	(0.15)

Less Distributions:
Distributions from and in excess of net investment income	(0.12)	(0.24)	(0.14)	—
Distributions from net realized gain on investments	(0.26)	(0.22)	(0.56)	—

Total distributions	(0.38)	(0.46)	(0.70)	—

Net increase (decrease) in net asset value	1.25	2.12	0.42	(0.15)

Net Asset Value, End of Period	$15.12	$13.87	$11.75	$11.33

Total Return (c)	11.94%	22.94%	10.69%	(1.31	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$139,448	$80,534	$34,575	$11,881
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.98%	1.02%	1.16%	2.13	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.05%	1.05%	1.05%	1.05	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.09%	1.49%	1.69%	0.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.02%	1.46%	1.80%	1.28	%(e)
Portfolio Turnover	75.46%	69.51%	80.56%	189.70	%(d)

(a)	The inception date for the Herndon Large Cap Value Fund Class I shares is March 2, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

109

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10
Net Asset Value, Beginning of Period	$28.68	$25.31	$24.72	$22.92	$20.87

Income from Investment Operations:
Net investment income	0.10 (a)	0.23 (a)	0.15 (a)	0.14 (a)	0.12	(a)
Net realized and unrealized gain on investments	2.93	5.07	2.45	1.83	2.01	(b)

Total from investment operations	3.03	5.30	2.60	1.97	2.13

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.22)	(0.13)	(0.13)	(0.08)
Distributions from net realized gain on investments	(1.96)	(1.71)	(1.88)	(0.04)	—

Total distributions	(2.12)	(1.93)	(2.01)	(0.17)	(0.08)

Net increase in net asset value	0.91	3.37	0.59	1.80	2.05

Net Asset Value, End of Period	$29.59	$28.68	$25.31	$24.72	$22.92

Total Return (c)	10.98%	22.61%	11.40%	8.56%	10.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,344,317	$2,190,074	$1,908,663	$1,683,183	$1,506,075
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.03%	1.04%	1.05%	1.06%	1.08	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.03%	1.04%	1.05%	1.06%	1.08	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.34%	0.88%	0.60%	0.59%	0.56%
After expense reimbursement and/or fee waiver by Adviser	0.34%	0.88%	0.60%	0.59%	0.56%
Portfolio Turnover	47.31%	50.57%	46.42%	63.48%	57.39	%(e)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.

See accompanying Notes to Financial Statements.

110

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10
Net Asset Value, Beginning of Period	$28.87	$25.46	$24.85	$23.05	$20.97

Income from Investment Operations:
Net investment income	0.17 (a)	0.30 (a)	0.21 (a)	0.21 (a)	0.18	(a)
Net realized and unrealized gain on investments	2.96	5.10	2.47	1.82	2.02	(b)

Total from investment operations	3.13	5.40	2.68	2.03	2.20

Less Distributions:
Distributions from and in excess of net investment income	(0.24)	(0.28)	(0.19)	(0.19)	(0.12)
Distributions from net realized gain on investments	(1.96)	(1.71)	(1.88)	(0.04)	—

Total distributions	(2.20)	(1.99)	(2.07)	(0.23)	(0.12)

Net increase in net asset value	0.93	3.41	0.61	1.80	2.08

Net Asset Value, End of Period	$29.80	$28.87	$25.46	$24.85	$23.05

Total Return (c)	11.26%	22.95%	11.67%	8.82%	10.49%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,784,650	$3,035,623	$2,406,145	$1,749,183	$1,528,981
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.78%	0.79%	0.80%	0.81%	0.83	%(d)
After expense reimbursement and/or fee waiver by Adviser	0.78%	0.79%	0.80%	0.81%	0.83	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.59%	1.13%	0.85%	0.84%	0.81%
After expense reimbursement and/or fee waiver by Adviser	0.59%	1.13%	0.85%	0.84%	0.81%
Portfolio Turnover	47.31%	50.57%	46.42%	63.48%	57.39	%(e)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.

See accompanying Notes to Financial Statements.

111

Aston Funds

ASTON/Montag & Caldwell Growth Fund – Class R	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10
Net Asset Value, Beginning of Period	$28.33	$25.02	$24.45	$22.70	$20.73

Income from Investment Operations:
Net investment income	0.03 (a)	0.16 (a)	0.09 (a)	0.08 (a)	0.07	(a)
Net realized and unrealized gain on investments	2.91	5.01	2.43	1.80	1.98	(b)

Total from investment operations	2.94	5.17	2.52	1.88	2.05

Less Distributions:
Distributions from and in excess of net investment income	(0.10)	(0.15)	(0.07)	(0.09)	(0.08)
Distributions from net realized gain on investments	(1.96)	(1.71)	(1.88)	(0.04)	—

Total distributions	(2.06)	(1.86)	(1.95)	(0.13)	(0.08)

Net increase in net asset value .	0.88	3.31	0.57	1.75	1.97

Net Asset Value, End of Period	$29.21	$28.33	$25.02	$24.45	$22.70

Total Return (c)	10.74%	22.30%	11.10%	8.29%	9.90%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$7,701	$10,099	$8,771	$8,654	$7,292
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.28%	1.29%	1.30%	1.31%	1.33	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.28%	1.29%	1.30%	1.31%	1.33	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.09%	0.63%	0.35%	0.34%	0.31%
After expense reimbursement and/or fee waiver by Adviser	0.09%	0.63%	0.35%	0.34%	0.31%
Portfolio Turnover	47.31%	50.57%	46.42%	63.48%	57.39	%(e)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes payments by affiliates of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2010. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities received from a reorganization.

See accompanying Notes to Financial Statements.

112

Aston Funds

ASTON/TAMRO Diversified Equity Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$16.75	$13.52	$12.34		$11.83		$9.72

Income from Investment Operations:
Net investment income (loss)	(0.08)	0.01 (a)	—	(b)	(0.02)		— (b)
Net realized and unrealized gain on investments	2.56	3.27	1.44		0.53		2.13

Total from investment operations	2.48	3.28	1.44		0.51		2.13

Less Distributions:
Distributions from and in excess of net investment income	—	(0.03)	—		—		(0.02)
Distributions from net realized gain on investments	(0.50)	(0.02)	(0.26)		—		—

Total distributions	(0.50)	(0.05)	(0.26)		—		(0.02)

Net increase in net asset value .	1.98	3.23	1.18		0.51		2.11

Net Asset Value, End of Period	$18.73	$16.75	$13.52		$12.34		$11.83

Total Return (c)	15.10%	24.29%	11.94%		4.31%		21.95%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$26,022	$26,797	$21,980		$24,354		$15,670
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.37%	1.46%	1.68	%(d)	1.62	%(d)	1.63%
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.20%	1.20	%(d)	1.20	%(d)	1.20%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.58)%	(0.19)%	(0.47)%		(0.63)%		(0.45)%
After expense reimbursement and/or fee waiver by Adviser	(0.40)%	0.07%	—	%(b)	(0.21)%		(0.02)%
Portfolio Turnover	40.41%	79.61%	52.56%		65.96%		81.75%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than $(0.005) per share or less than (0.005)%.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

113

Aston Funds

ASTON/TAMRO Diversified Equity Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$16.78	$13.55	$13.27

Income from Investment Operations:
Net investment income (loss)	(0.03)	0.05 (b)	(0.05)
Net realized and unrealized gain on investments	2.56	3.26	0.33

Total from investment operations	2.53	3.31	0.28

Less Distributions:
Distributions from and in excess of net investment income	(0.01)	(0.06)	—
Distributions from net realized gain on investments	(0.50)	(0.02)	—

Total Distributions	(0.51)	(0.08)	—

Net increase in net asset value	2.02	3.23	0.28

Net Asset Value, End of Period	$18.80	$16.78	$13.55

Total Return (c)	15.40%	24.64%	2.04	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$24,700	$28,880	$569
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.12%	1.21%	1.45	%(e)(f)
After expense reimbursement and/or fee waiver by Adviser	0.95%	0.95%	0.95	%(e)(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.33)%	0.06%	(1.11	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(0.15)%	0.32%	(0.61	)%(f)
Portfolio Turnover	40.41%	79.61%	52.56%

(a)	The inception date for the TAMRO Diversified Equity Fund Class I shares is March 2, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(f)	Annualized.

See accompanying Notes to Financial Statements.

114

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10
Net Asset Value, Beginning of Period	$13.99	$11.67	$10.68	$10.23	$8.58

Income from Investment Operations:
Net investment income	0.42	0.30	0.31 (a)	0.29 (a)	0.26 (a)
Net realized and unrealized gain on investments	0.89	2.73	1.05	0.42	1.62

Total from investment operations	1.31	3.03	1.36	0.71	1.88

Less Distributions:
Distributions from and in excess of net investment income	(0.44)	(0.27)	(0.30)	(0.26)	(0.23)
Distributions from net realized gain on investments	(0.81)	(0.44)	(0.07)	—	—

Total distributions	(1.25)	(0.71)	(0.37)	(0.26)	(0.23)

Net increase in net asset value	0.06	2.32	0.99	0.45	1.65

Net Asset Value, End of Period	$14.05	$13.99	$11.67	$10.68	$10.23

Total Return (b)	9.89%	27.47%	12.96%	6.94%	22.20%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$349,937	$449,130	$338,166	$301,290	$135,544
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.09%	1.09%	1.12%	1.12%	1.14%
After expense reimbursement and/or fee waiver by Adviser	1.09%	1.09%	1.12%	1.12%	1.14%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.96%	2.38%	2.74%	2.70%	2.69%
After expense reimbursement and/or fee waiver by Adviser	2.96%	2.38%	2.74%	2.70%	2.69%
Portfolio Turnover	31.78%	35.18%	28.17%	24.65%	29.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

115

Aston Funds

ASTON/River Road Dividend All Cap Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11	Year Ended 10/31/10
Net Asset Value, Beginning of Period	$13.98	$11.66	$10.67	$10.22	$8.57

Income from Investment Operations:
Net investment income	0.44	0.34	0.34 (a)	0.32 (a)	0.28 (a)
Net realized and unrealized gain on investments	0.90	2.72	1.05	0.42	1.63

Total from investment operations	1.34	3.06	1.39	0.74	1.91

Less Distributions:
Distributions from and in excess of net investment income	(0.47)	(0.30)	(0.33)	(0.29)	(0.26)
Distributions from net realized gain on investments	(0.81)	(0.44)	(0.07)	—	—

Total distributions	(1.28)	(0.74)	(0.40)	(0.29)	(0.26)

Net increase in net asset value .	0.06	2.32	0.99	0.45	1.65

Net Asset Value, End of Period	$14.04	$13.98	$11.66	$10.67	$10.22

Total Return (b)	10.18%	27.81%	13.25%	7.21%	22.53%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$788,322	$779,859	$586,043	$318,863	$137,629
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.84%	0.84%	0.87%	0.87%	0.89%
After expense reimbursement and/or fee waiver by Adviser	0.84%	0.84%	0.87%	0.87%	0.89%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.21%	2.63%	2.99%	2.95%	2.94%
After expense reimbursement and/or fee waiver by Adviser	3.21%	2.63%	2.99%	2.95%	2.94%
Portfolio Turnover	31.78%	35.18%	28.17%	24.65%	29.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.

See accompanying Notes to Financial Statements.

116

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$12.89	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.36	0.22	0.09	(b)
Net realized and unrealized gain on investments	0.96	2.46	0.41

Total from investment operations	1.32	2.68	0.50

Less Distributions:
Distributions from and in excess of net investment income	(0.38)	(0.23)	(0.06)
Distributions from net realized gain on investments	(0.14)	— (c)	—

Total distributions	(0.52)	(0.23)	(0.06)

Net increase in net asset value	0.80	2.45	0.44

Net Asset Value, End of Period	$13.69	$12.89	$10.44

Total Return (d)	10.46%	25.99%	5.09	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$7,037	$3,634	$1,049
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.17%	1.37%	4.99	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.25%	1.30%	1.30	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	2.81%	1.68%	(1.24	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	2.72%	1.76%	2.45	%(f)
Portfolio Turnover	29.42%	27.80%	5.58	%(e)(g)

(a)	The inception date for the River Road Dividend All Cap Value Fund II Class N shares is June 27, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

117

Aston Funds

ASTON/River Road Dividend All Cap Value Fund II – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)
Net Asset Value, Beginning of Period	$12.89	$10.45	$10.00

Income from Investment Operations:
Net investment income	0.39	0.25	0.10	(b)
Net realized and unrealized gain on investments	0.96	2.45	0.42

Total from investment operations	1.35	2.70	0.52

Less Distributions:
Distributions from and in excess of net investment income	(0.41)	(0.26)	(0.07)
Distributions from net realized gain on investments	(0.14)	— (c)	—

Total distributions	(0.55)	(0.26)	(0.07)

Net increase in net asset value	0.80	2.44	0.45

Net Asset Value, End of Period	$13.69	$12.89	$10.45

Total Return (d)	10.73%	26.30%	5.17	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$125,660	$86,240	$9,370
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	0.92%	1.12%	4.74	%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.00%	1.05%	1.05	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	3.06%	1.93%	(0.99	)%(f)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	2.97%	2.01%	2.70	%(f)
Portfolio Turnover	29.42%	27.80%	5.58	%(e)(g)

(a)	The inception date for the River Road Dividend All Cap Value Fund II Class I shares is June 27, 2012.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

118

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$45.40	$32.79	$29.76		$29.04		$22.73

Income from Investment Operations:
Net investment income (loss)	(0.06)	0.17	0.16		0.06	(a)	0.01
Net realized and unrealized gain on investments	5.82	13.48	3.13		0.82		6.35

Total from investment operations	5.76	13.65	3.29		0.88		6.36

Less Distributions:
Distributions from and in excess of net investment income	—	(0.30)	(0.05)		(0.08)		(0.05)
Distributions from net realized gain on investments	(4.27)	(0.74)	(0.21)		(0.08)		—

Total distributions	(4.27)	(1.04)	(0.26)		(0.16)		(0.05)

Net increase in net asset value .	1.49	12.61	3.03		0.72		6.31

Net Asset Value, End of Period	$46.89	$45.40	$32.79		$29.76		$29.04

Total Return (b)	13.32%	42.88%	11.15%		2.98%		28.01%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$2,432,815	$2,370,432	$1,561,510		$1,502,266		$1,469,354
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.10%	1.11%	1.11	%(c)	1.14	%(c)	1.14	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.11%	1.11	%(c)	1.14	%(c)	1.14	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.12)%	0.42%	0.50%		0.21%		—	%(d)
After expense reimbursement and/or fee waiver by Adviser	(0.12)%	0.42%	0.50%		0.21%		—	%(d)
Portfolio Turnover	50.25%	36.98%	28.06	%(e)	11.20%		13.82%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011, and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Represents less than 0.005%.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

119

Aston Funds

ASTON/Fairpointe Mid Cap Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$46.10	$33.28	$30.20		$29.41		$23.00

Income from Investment Operations:
Net investment income	0.05	0.28	0.24		0.14	(a)	0.07
Net realized and unrealized gain on investments	5.92	13.67	3.18		0.82		6.43

Total from investment operations	5.97	13.95	3.42		0.96		6.50

Less Distributions:
Distributions from and in excess of net investment income	(0.06)	(0.39)	(0.13)		(0.09)		(0.09)
Distributions from net realized gain on investment	(4.27)	(0.74)	(0.21)		(0.08)		—

Total distributions	(4.33)	(1.13)	(0.34)		(0.17)		(0.09)

Net increase in net asset value	1.64	12.82	3.08		0.79		6.41

Net Asset Value, End of Period	$47.74	$46.10	$33.28		$30.20		$29.41

Total Return (b)	13.61%	43.23%	11.46%		3.22%		28.31%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,531,114	$2,521,876	$1,464,222		$1,339,223		$499,651
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.85%	0.86%	0.86	%(c)	0.89	%(c)	0.89	%(c)
After expense reimbursement and/or fee waiver by Adviser	0.85%	0.86%	0.86	%(c)	0.89	%(c)	0.89	%(c)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.13%	0.67%	0.75%		0.46%		0.25%
After expense reimbursement and/or fee waiver by Adviser	0.13%	0.67%	0.75%		0.46%		0.25%
Portfolio Turnover	50.25%	36.98%	28.06	%(d)	11.20%		13.82%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011, and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

120

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$12.77		$10.36	$9.71		$8.51		$6.83

Income from Investment Operations:
Net investment loss	(0.06	)(a)	(0.07)	(0.07	)(a)	(0.07)		(0.04)
Net realized and unrealized gain on investments	1.20		2.58	0.72		1.27		1.74

Total from investment operations	1.14		2.51	0.65		1.20		1.70

Less Distributions:
Distributions from and in excess of net investment income	—		—	—		—		(0.02)
Distributions from net realized gain on investments	(1.92)		(0.10)	—		—		—

Total distributions	(1.92)		(0.10)	—		—		(0.02)

Net increase (decrease) in net asset value	(0.78)		2.41	0.65		1.20		1.68

Net Asset Value, End of Period	$11.99		$12.77	$10.36		$9.71		$8.51

Total Return (b)	9.75%		24.51%	6.70%		14.10%		24.85%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$7,633		$11,402	$7,369		$4,507		$3,399
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.16%		1.85%	2.50%		3.07%		3.55%
After expense reimbursement and/or fee waiver by Adviser	1.25%		1.25%	1.25	%(c)	1.39	%(c)	1.40%
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.45)%		(1.18)%	(1.88)%		(2.39)%		(2.75)%
After expense reimbursement and/or fee waiver by Adviser	(0.55)%		(0.58)%	(0.63)%		(0.71)%		(0.60)%
Portfolio Turnover	32.96%		74.24%	36.60%		29.31%		31.49%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through September 29, 2011 the Adviser contractually waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective September 30, 2011, the Adviser implemented a voluntary expense limitation of 1.25%. Subsequently, on February 29, 2012, the Adviser removed the voluntary expense limitation and replaced it with a contractual expense limitation of 1.25%.

See accompanying Notes to Financial Statements.

121

Aston Funds

ASTON/Montag & Caldwell Mid Cap Growth Fund – Class I	October 31, 2014

Financial Highlights

	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$11.36

Income from Investment Operations:
Net investment loss	(0.04	)(b)
Net realized and unrealized gain on investments	0.68

Total from investment operations	0.64

Net increase in net asset value	0.64

Net Asset Value, End of Period	$12.00

Total Return (c)	5.63	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,867
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.27	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.00	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.95	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(0.68	)%(e)
Portfolio Turnover	32.96	%(d)

(a)	The inception date for the Montag & Caldwell Mid Cap Growth Fund Class I shares is May 14, 2014.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

122

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$14.71		$11.42		$9.95		$10.00

Income from Investment Operations:
Net investment income (loss)	(0.13	)(b)	—	(b)(c)	(0.12	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	2.21		4.18		1.59		(0.01)

Total from investment operations	2.08		4.18		1.47		(0.05)

Less Distributions:
Distributions from net realized gains on investments	(2.03)		(0.89)		—		—

Total distributions	(2.03)		(0.89)		—		—

Net increase (decrease) in net asset value	0.05		3.29		1.47		(0.05)

Net Asset Value, End of Period	$14.76		$14.71		$11.42		$9.95

Total Return (d)	15.18%		39.31%		14.77%		(0.50	)%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$37,099		$32,045		$5,659		$5,411
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.67%		2.03%		2.86%		8.27	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.35%		1.35%		1.35%		1.35	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.22)%		(0.66)%		(2.68)%		(8.14	)%(f)
After expense reimbursement and/or fee waiver by Adviser	(0.90)%		0.02%		(1.17)%		(1.21	)%(f)
Portfolio Turnover	143.99%		186.40	%(g)	168.05	%(h)	205.85	%(e)

(a)	The inception date for the LMCG Small Cap Growth Fund Class N shares is November 3, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $0.005 per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from the reorganization.
(h)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

123

Aston Funds

ASTON/LMCG Small Cap Growth Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$14.81		$11.46		$9.97		$12.40

Income from Investment Operations:
Net investment income (loss)	(0.09	)(b)	0.04	(b)	(0.10	)(b)	(0.04)
Net realized and unrealized gain (loss) on investments	2.23		4.20		1.59		(2.39)

Total from investment operations	2.14		4.24		1.49		(2.43)

Less Distributions:
Distributions from and in excess of net investment income	(0.03)		—		—		—
Distributions from net realized gains on investments	(2.03)		(0.89)		—		—

Total distributions	(2.06)		(0.89)		—		—

Net increase (decrease) in net asset value	0.08		3.35		1.49		(2.43)

Net Asset Value, End of Period	$14.89		$14.81		$11.46		$9.97

Total Return (c)	15.51%		39.72%		14.95%		(19.60	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$15,083		$8,496		$755		$2,551
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.42%		1.78%		2.61%		6.25	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.10%		1.10%		1.10%		1.10	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.97)%		(0.41)%		(2.43)%		(6.11	)%(e)
After expense reimbursement and/or fee waiver by Adviser	(0.65)%		0.27%		(0.92)%		(0.96	)%(e)
Portfolio Turnover	143.99%		186.40	%(f)	168.05	%(g)	205.85	%(d)

(a)	The inception date for the LMCG Small Cap Growth Fund Class I shares is June 1, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities received from the reorganization.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

124

Aston Funds

ASTON/River Road Independent Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.47		$11.42		$10.75		$10.00

Income from Investment Operations:
Net investment loss	(0.12	)(b)	(0.07)		(0.09	)(b)	(0.07	)(b)
Net realized and unrealized gain (loss) on investments	(0.01)		0.75		0.88		0.82

Total from investment operations	(0.13)		0.68		0.79		0.75

Less Distributions:
Distributions from net realized gain on investments	(0.45)		(0.63)		(0.12)		—

Total distributions	(0.45)		(0.63)		(0.12)		—

Net increase (decrease) in net asset value	(0.58)		0.05		0.67		0.75

Net Asset Value, End of Period	$10.89		$11.47		$11.42		$10.75

Total Return (c)	(1.24)%		6.37%		7.41%		7.50	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$285,949		$339,088		$362,416		$306,223
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.42	%(e)	1.43	%(e)	1.44	%(e)	1.59	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.42	%(e)	1.41	%(e)	1.42	%(e)	1.42	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.04)%		(0.61)%		(0.81)%		(0.98	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(1.03)%		(0.59)%		(0.79)%		(0.80	)%(f)
Portfolio Turnover	91.10%		82.24	%(g)	141.17%		105.69	%(d)

(a)	The inception date for the River Road Independent Value Fund Class N shares is December 31, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the years ended October 31, 2014 and 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

125

Aston Funds

ASTON/River Road Independent Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$11.54		$11.46		$10.75		$10.92

Income from Investment Operations:
Net investment loss	(0.09	)(b)	(0.04)		(0.06	)(b)	(0.02	)(b)
Net realized and unrealized gain (loss) on investments	(0.02)		0.75		0.89		(0.15)

Total from investment operations	(0.11)		0.71		0.83		(0.17)

Less Distributions:
Distributions from net realized gain on investments	(0.45)		(0.63)		(0.12)		—

Total distributions	(0.45)		(0.63)		(0.12)		—

Net increase (decrease) in net asset value	(0.56)		0.08		0.71		(0.17)

Net Asset Value, End of Period	$10.98		$11.54		$11.46		$10.75

Total Return (c)	(1.05)%		6.62%		7.68%		(1.47	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$381,289		$386,268		$338,234		$85,478
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.17	%(e)	1.18	%(e)	1.19	%(e)	1.34	%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	1.17	%(e)	1.16	%(e)	1.17	%(e)	1.17	%(f)
Ratios of net investment loss to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.79)%		(0.36)%		(0.56)%		(0.73	)%(f)
After earnings credit, expense reimbursement and/or fee waiver, by the Adviser	(0.78)%		(0.34)%		(0.54)%		(0.55	)%(f)
Portfolio Turnover	91.10%		82.24	%(g)	141.17%		105.69	%(d)

(a)	The inception date for the River Road Independent Value Fund Class I shares is June 1, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of 0.01% for the year ended October 31, 2013 and less than 0.005% for the years ended October 31, 2014 and 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

126

Aston Funds

ASTON/River Road Select Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$10.28		$8.50	$9.54		$9.01		$7.71

Income from Investment Operations:
Net investment income (loss)	(0.03	)(a)	0.07 (a)	0.01	(a)	(0.02	)(a)	0.02	(a)
Net realized and unrealized gain on investments	0.03		2.34	1.01		0.66		1.28

Total from investment operations	—		2.41	1.02		0.64		1.30

Less Distributions:
Distributions from net investment income	(0.02)		(0.12)	—		(0.03)		—
Distributions from net realized gains on investments	(1.49)		(0.51)	(2.06)		(0.08)		—

Total distributions	(1.51)		(0.63)	(2.06)		(0.11)		—

Net increase (decrease) in net asset value	(1.51)		1.78	(1.04)		0.53		1.30

Net Asset Value, End of Period	$8.77		$10.28	$8.50		$9.54		$9.01

Total Return (b)	(0.23)%		30.44%	12.87%		7.12%		16.86%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,388		$19,099	$6,270		$13,160		$52,522
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.45%		1.46%	1.43	%(c)	1.42	%(c)	1.41	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.45%		1.46%	1.43	%(c)	1.42	%(c)	1.43	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.36)%		0.78%	0.07%		(0.18)%		0.31%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.36)%		0.78%	0.07%		(0.18)%		0.29%
Portfolio Turnover	64.44%		71.01%	38.84%		48.22%		53.73%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credits, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

127

Aston Funds

ASTON/River Road Select Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$10.38		$8.58	$9.59		$9.04		$7.73

Income from Investment Operations:
Net investment income (loss)	(0.01	)(a)	0.10 (a)	0.03	(a)	0.01	(a)	0.05	(a)
Net realized and unrealized gain on investments	0.04		2.36	1.02		0.67		1.28

Total from investment operations	0.03		2.46	1.05		0.68		1.33

Less Distributions:
Distributions from net investment income	(0.04)		(0.15)	—		(0.05)		(0.02)
Distributions from net realized gains on investments	(1.49)		(0.51)	(2.06)		(0.08)		—

Total distributions	(1.53)		(0.66)	(2.06)		(0.13)		(0.02)

Net increase (decrease) in net asset value	(1.50)		1.80	(1.01)		0.55		1.31

Net Asset Value, End of Period	$8.88		$10.38	$8.58		$9.59		$9.04

Total Return (b)	0.00%		30.74%	13.18%		7.56%		17.19%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$176,166		$198,220	$156,510		$130,527		$163,232
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	1.20%		1.21%	1.18	%(c)	1.17	%(c)	1.16	%(c)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	1.20%		1.21%	1.18	%(c)	1.17	%(c)	1.18	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.11)%		1.03%	0.32%		0.07%		0.56%
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(0.11)%		1.03%	0.32%		0.07%		0.54%
Portfolio Turnover	64.44%		71.01%	38.84%		48.22%		53.73%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012, October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

128

Aston Funds

ASTON/River Road Small Cap Value Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$17.05		$13.56	$12.20	$11.60		$10.22

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	0.16	0.03 (a)	(0.03)		0.03
Net realized and unrealized gain on investments	0.14		3.98	1.33	0.67		1.36

Total from investment operations	0.10		4.14	1.36	0.64		1.39

Less Distributions:
Distributions from and in excess of net investment income	(0.04)		(0.22)	—	(0.04)		(0.01)
Distributions from net realized gain on investments	(3.58)		(0.43)	—	—		—

Total distributions	(3.62)		(0.65)	—	(0.04)		(0.01)

Net increase (decrease) in net asset value	(3.52)		3.49	1.36	0.60		1.38

Net Asset Value, End of Period	$13.53		$17.05	$13.56	$12.20		$11.60

Total Return (b)	(0.05)%		31.98%	11.15%	5.46%		13.60%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,049		$56,793	$49,154	$91,347		$213,326
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.33%		1.34%	1.37%	1.37	%(c)	1.39	%(c)
After expense reimbursement and/or fee waiver by Adviser	1.33%		1.34%	1.37%	1.37	%(c)	1.39	%(c)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.26)%		1.03%	0.22%	(0.13)%		0.27%
After expense reimbursement and/or fee waiver by Adviser	(0.26)%		1.03%	0.22%	(0.13)%		0.27%
Portfolio Turnover	66.22%		56.08%	26.95%	42.29%		51.05%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

129

Aston Funds

ASTON/River Road Small Cap Value Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$17.13		$13.62	$12.22	$11.62		$10.24

Income from Investment Operations:
Net investment income (loss)	(—	)(a)(b)	0.19	0.06 (a)	0.01		0.06
Net realized and unrealized gain on investments	0.13		4.01	1.34	0.65		1.35

Total from investment operations	0.13		4.20	1.40	0.66		1.41

Less Distributions:
Distributions from and in excess of net investment income	(0.08)		(0.26)	—	(0.06)		(0.03)
Distributions from net realized gain on investments	(3.58)		(0.43)	—	—		—

Total distributions	(3.66)		(0.69)	—	(0.06)		(0.03)

Net increase (decrease) in net asset value	(3.53)		3.51	1.40	0.60		1.38

Net Asset Value, End of Period	$13.60		$17.13	$13.62	$12.22		$11.62

Total Return (c)	0.16%		32.36%	11.46%	5.70%		13.80%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$250,173		$252,804	$240,075	$246,141		$255,344
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.08%		1.09%	1.12%	1.12	%(d)	1.14	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.08%		1.09%	1.12%	1.12	%(d)	1.14	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.01)%		1.28%	0.47%	0.12%		0.52%
After expense reimbursement and/or fee waiver by Adviser	(0.01)%		1.28%	0.47%	0.12%		0.52%
Portfolio Turnover	66.22%		56.08%	26.95%	42.29%		51.05%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Represents less than $(0.005) per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

130

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$14.54	$10.90	$10.00

Income from Investment Operations:
Net investment income	0.01	0.01 (b)	0.01
Net realized and unrealized gain on investments	1.16	3.77	0.89

Total from investment operations	1.17	3.78	0.90

Less Distributions:
Distributions from and in excess of net investment income	— (c)	(0.11)	—
Distributions from net realized gains on investments	(0.51)	(0.03)	—

Total distributions	(0.51)	(0.14)	—

Net increase in net asset value	0.66	3.64	0.90

Net Asset Value, End of Period	$15.20	$14.54	$10.90

Total Return (d)	8.18%	35.09%	9.00	%(e)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$6,673	$4,049	$750
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.61%	2.05%	5.10	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40	%(f)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.17)%	(0.61)%	(3.51	)%(f)
After expense reimbursement and/or fee waiver by Adviser	0.04%	0.04%	0.19	%(f)
Portfolio Turnover	31.68%	36.82%	26.22	%(e)(g)

(a)	The inception date for the Silvercrest Small Cap Fund Class N shares is December 27, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $(0.005) per share.
(d)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

131

Aston Funds

ASTON/Silvercrest Small Cap Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Period Ended 10/31/12(a)

Net Asset Value, Beginning of Period	$14.59	$10.93	$10.00

Income from Investment Operations:
Net investment income	0.05	0.04 (b)	0.03
Net realized and unrealized gain on investments	1.17	3.78	0.90

Total from investment operations	1.22	3.82	0.93

Less Distributions:
Distributions from and in excess of net investment income	(0.03)	(0.13)	—
Distributions from net realized gains on investments	(0.51)	(0.03)	—

Total distributions	(0.54)	(0.16)	—

Net increase in net asset value	0.68	3.66	0.93

Net Asset Value, End of Period	$15.27	$14.59	$10.93

Total Return (c)	8.47%	35.39%	9.30	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$62,215	$29,219	$4,962
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.36%	1.80%	4.85	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.08%	(0.36)%	(3.26	)%(e)
After expense reimbursement and/or fee waiver by Adviser	0.29%	0.29%	0.44	%(e)
Portfolio Turnover	31.68%	36.82%	26.22	%(d)(f)

(a)	The inception date for the Silvercrest Small Cap Fund Class I shares is December 27, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

132

Aston Funds

ASTON/TAMRO Small Cap Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$24.06		$20.52		$20.57		$19.42		$14.67

Income from Investment Operations:
Net investment loss	(0.13	)(a)	(0.03	)(a)	(0.12	)(a)	(0.15	)(a)	(0.08	)(a)
Net realized and unrealized gain on investments	0.30		5.55		2.09		1.75		4.83

Total from investment operations	0.17		5.52		1.97		1.60		4.75

Less Distributions:
Distributions from net realized gain on investments	(2.16)		(1.98)		(2.02)		(0.45)		—

Total distributions	(2.16)		(1.98)		(2.02)		(0.45)		—

Net increase (decrease) in net asset value	(1.99)		3.54		(0.05)		1.15		4.75

Net Asset Value, End of Period	$22.07		$24.06		$20.52		$20.57		$19.42

Total Return (b)	0.57%		29.52%		10.70%		8.16%		32.29%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$336,350		$533,627		$389,125		$375,969		$335,809
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.31%		1.31%		1.28	%(c)	1.29%		1.34%
After expense reimbursement and/or fee waiver by Adviser	1.31%		1.31%		1.28	%(c)	1.29%		1.34%
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.57)%		(0.16)%		(0.59)%		(0.69)%		(0.49)%
After expense reimbursement and/or fee waiver by Adviser	(0.57)%		(0.16	)%(d)	(0.59)%		(0.69)%		(0.49)%
Portfolio Turnover	69.72%		71.28	%(d)(e)	48.22	%(d)	47.25%		62.13%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.
(e)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

133

Aston Funds

ASTON/TAMRO Small Cap Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$24.69		$20.96		$20.91		$19.69		$14.87

Income from Investment Operations:
Net investment income (loss)	(0.07	)(a)	0.02	(a)	(0.07	)(a)	(0.09	)(a)	(0.04	)(a)
Net realized and unrealized gain on investments	0.30		5.69		2.14		1.76		4.87

Total from investment operations	0.23		5.71		2.07		1.67		4.83

Less Distributions:
Distributions from and in excess of net investment income	—		—		—		—		(0.01)
Distributions from net realized gain on investments	(2.16)		(1.98)		(2.02)		(0.45)		—

Total distributions	(2.16)		(1.98)		(2.02)		(0.45)		(0.01)

Net increase (decrease) in net asset value	(1.93)		3.73		0.05		1.22		4.82

Net Asset Value, End of Period	$22.76		$24.69		$20.96		$20.91		$19.69

Total Return (b)	0.86%		29.84%		10.98%		8.40%		32.62%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$469,518		$792,172		$635,663		$625,315		$549,627
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.06%		1.06%		1.03	%(c)	1.04%		1.09%
After expense reimbursement and/or fee waiver by Adviser	1.06%		1.06%		1.03	%(c)	1.04%		1.09%
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.32)%		0.09%		(0.34)%		(0.44)%		(0.24)%
After expense reimbursement and/or fee waiver by Adviser	(0.32)%		0.09	%(d)	(0.34)%		(0.44)%		(0.24)%
Portfolio Turnover	69.72%		71.28	%(d)(e)	48.22	%(d)	47.25%		62.13%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2012, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.
(e)	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

See accompanying Notes to Financial Statements.

134

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.65	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.40	0.30	0.33 (b)	0.12	(b)
Net realized and unrealized gain (loss) on investments	0.22	(0.33)	0.72	0.41

Total from investment operations	0.62	(0.03)	1.05	0.53

Less Distributions:
Distributions from and in excess of net investment income	(0.41)	(0.36)	(0.37)	(0.09)
Distributions from net realized gain on investments	—	(0.06)	(0.02)	—

Total distributions	(0.41)	(0.42)	(0.39)	(0.09)

Net increase (decrease) in net asset value	0.21	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.86	$10.65	$11.10	$10.44

Total Return (c)	5.96%	(0.28)%	10.25%	5.33	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$49,147	$66,368	$71,546	$22,657
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.08%	1.04%	1.35%	3.16	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.94%	0.94%	0.94	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.58%	2.66%	2.59%	1.63	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.72%	2.77%	3.01%	3.85	%(e)
Portfolio Turnover	117.18%	125.07%	118.67%	38.49	%(d)

(a)	The inception date for the DoubleLine Core Plus Fixed Income Fund Class N shares is July 18, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

135

Aston Funds

ASTON/DoubleLine Core Plus Fixed Income Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Period Ended 10/31/11(a)
Net Asset Value, Beginning of Period	$10.65	$11.10	$10.44	$10.00

Income from Investment Operations:
Net investment income	0.44	0.33	0.35 (b)	0.13	(b)
Net realized and unrealized gain (loss) on investments	0.21	(0.33)	0.73	0.41

Total from investment operations	0.65	—	1.08	0.54

Less Distributions:
Distributions from and in excess of net investment income	(0.44)	(0.39)	(0.40)	(0.10)
Distributions from net realized gain on investments	—	(0.06)	(0.02)	—

Total distributions	(0.44)	(0.45)	(0.42)	(0.10)

Net increase (decrease) in net asset value	0.21	(0.45)	0.66	0.44

Net Asset Value, End of Period	$10.86	$10.65	$11.10	$10.44

Total Return (c)	6.22%	(0.03)%	10.52%	5.38	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$158,198	$110,018	$105,335	$4,486
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.83%	0.79%	1.10%	2.91	%(e)
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.69	%(e)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.83%	2.91%	2.84%	1.88	%(e)
After expense reimbursement and/or fee waiver by Adviser	3.97%	3.02%	3.26%	4.10	%(e)
Portfolio Turnover	117.18%	125.07%	118.67%	38.49	%(d)

(a)	The inception date for the DoubleLine Core Plus Fixed Income Fund Class I shares is July 18, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

136

Aston Funds

ASTON/TCH Fixed Income Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$10.67	$11.11	$10.59	$10.49		$10.02

Income from Investment Operations:
Net investment income	0.35 (a)	0.40 (a)	0.45 (a)	0.47	(a)	0.50 (a)
Net realized and unrealized gain (loss) on investments	0.23	(0.39)	0.56	0.10		0.47

Total from investment operations	0.58	0.01	1.01	0.57		0.97

Less Distributions:
Distributions from and in excess of net investment income	(0.40)	(0.45)	(0.49)	(0.47)		(0.50)

Total distributions	(0.40)	(0.45)	(0.49)	(0.47)		(0.50)

Net increase (decrease) in net asset value	0.18	(0.44)	0.52	0.10		0.47

Net Asset Value, End of Period	$10.85	$10.67	$11.11	$10.59		$10.49

Total Return (b)	5.48%	0.13%	9.74%	5.62%		9.98%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$36,950	$45,771	$59,772	$62,346		$46,274
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.17%	1.02%	1.02%	1.14%		0.98%
After expense reimbursement and/or fee waiver by Adviser	0.94%	0.84%	0.86%	0.88	%(c)	0.62%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.04%	3.49%	4.03%	4.20%		4.51%
After expense reimbursement and/or fee waiver by Adviser	3.26%	3.67%	4.19%	4.46%		4.87%
Portfolio Turnover	36.31%	53.77%	57.43%	37.51%		23.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.74% to 0.94%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

137

Aston Funds

ASTON/TCH Fixed Income Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10
Net Asset Value, Beginning of Period	$10.67	$11.11	$10.59	$10.49		$10.02

Income from Investment Operations:
Net investment income	0.38 (a)	0.42 (a)	0.47 (a)	0.49	(a)	0.51 (a)
Net realized and unrealized gain (loss) on investments	0.22	(0.39)	0.55	0.11		0.48

Total from investment operations	0.60	0.03	1.02	0.60		0.99

Less Distributions:
Distributions from and in excess of net investment income	(0.42)	(0.47)	(0.50)	(0.50)		(0.52)

Total distributions	(0.42)	(0.47)	(0.50)	(0.50)		(0.52)

Net increase (decrease) in net asset value .	0.18	(0.44)	0.52	0.10		0.47

Net Asset Value, End of Period	$10.85	$10.67	$11.11	$10.59		$10.49

Total Return (b)	5.75%	0.28%	9.93%	5.89%		10.11%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$15,199	$8,742	$10,396	$10,423		$14,881
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.92%	0.87%	0.85%	0.89%		0.85%
After expense reimbursement and/or fee waiver by Adviser	0.69%	0.69%	0.69%	0.63	%(c)	0.49%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.29%	3.64%	4.20%	4.45%		4.64%
After expense reimbursement and/or fee waiver by Adviser	3.51%	3.82%	4.36%	4.71%		5.00%
Portfolio Turnover	36.31%	53.77%	57.43%	37.51%		23.92%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Effective March 1, 2011, the contractual expense limitation was increased from 0.49% to 0.69%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

138

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$9.39	$8.68		$9.61		$9.41		$8.57

Income from Investment Operations:
Net investment income	0.17	0.20		0.16		0.14		0.10
Net realized and unrealized gain on investments	0.09	0.86		0.11		0.56		0.84

Total from investment operations	0.26	1.06		0.27		0.70		0.94

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	(0.20)		(0.16)		(0.13)		(0.10)
Distributions from net realized gain on investments	—	(0.15)		(1.04)		(0.37)		—

Total distributions	(0.16)	(0.35)		(1.20)		(0.50)		(0.10)

Net increase (decrease) in net asset value	0.10	0.71		(0.93)		0.20		0.84

Net Asset Value, End of Period	$9.49	$9.39		$8.68		$9.61		$9.41

Total Return (a)	2.68%	12.60%		3.12%		7.69%		11.05%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$101,980	$101,663		$106,191		$48,365		$46,423
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.23	%(b)	1.22	%(b)(c)	1.24	%(c)	1.37%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.19%	1.23	%(b)	1.27	%(b)(c)	1.33	%(c)	1.40%
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.81%	2.24%		1.82%		1.51%		1.20%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	1.81%	2.24%		1.78%		1.41%		1.17%
Portfolio Turnover	41.24%	77.70%		56.33%		87.37%		41.33%

(a)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(b)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

139

Aston Funds

ASTON/Anchor Capital Enhanced Equity Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Period Ended 10/31/10(a)

Net Asset Value, Beginning of Period	$9.40	$8.69		$9.62		$9.41		$9.04

Income from Investment Operations:
Net investment income	0.18	0.22		0.18		0.16		0.09
Net realized and unrealized gain on investments	0.10	0.86		0.11		0.57		0.37

Total from investment operations	0.28	1.08		0.29		0.73		0.46

Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.22)		(0.18)		(0.15)		(0.09)
Distributions from net realized gain on investments	—	(0.15)		(1.04)		(0.37)		—

Total distributions	(0.18)	(0.37)		(1.22)		(0.52)		(0.09)

Net increase (decrease) in net asset value	0.10	0.71		(0.93)		0.21		0.37

Net Asset Value, End of Period	$9.50	$9.40		$8.69		$9.62		$9.41

Total Return (b)	2.94%	12.88%		3.46%		7.97%		5.10	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$108,985	$58,099		$71,618		$64,840		$46,140
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.98	%(e)	0.97	%(e)(f)	0.99	%(f)	1.10	%(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	0.94%	0.98	%(e)	1.02	%(e)(f)	1.08	%(f)	1.15	%(d)
Ratios of net investment income to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.06%	2.49%		2.07%		1.76%		1.37	%(d)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	2.06%	2.49%		2.03%		1.66%		1.32	%(d)
Portfolio Turnover	41.24%	77.70%		56.33%		87.37%		41.33%

(a)	The inception date for the Anchor Capital Enhanced Equity Fund Class I shares is March 3, 2010.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Ratios of expenses to average net assets include interest expenses of less than 0.005% for each of the years ended October 31, 2012 and October 31, 2011, which are not included in the contractual expense limitation. The interest expenses are from utilizing the line of credit, as discussed in Note H to the Financial Statements.

See accompanying Notes to Financial Statements.

140

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11		Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$13.34		$12.39		$11.94		$11.97		$11.48

Income from Investment Operations:
Net investment income (loss)	(0.07	)(b)	—	(b)(c)	0.04	(b)	(0.01	)(b)	0.04	(b)
Net realized and unrealized gain on investments	0.50	(d)	1.11		0.59		0.13		0.45

Total from investment operations	0.43		1.11		0.63		0.12		0.49

Less Distributions:
Distributions from and in excess of net investment income	(0.09)		(0.16)		(0.18)		(0.08)		—
Distributions from capital gains	(0.04)		—		—		(0.07)		—

Total distributions	(0.13)		(0.16)		(0.18)		(0.15)		—

Net increase (decrease) in net asset value	0.30		0.95		0.45		(0.03)		0.49

Net Asset Value, End of Period	$13.64		$13.34		$12.39		$11.94		$11.97

Total Return (e)	3.27%		9.05%		5.34%		0.92%		4.27	%(f)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$44,386		$54,388		$33,719		$17,626		$8,296
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (g)	1.41%		1.43	%(h)	1.41	%(h)(i)	1.53%		2.19	%(j)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (g)	1.43%		1.45	%(h)	1.45	%(h)(i)	1.45%		1.45	%(j)(k)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.51)%		—	%(c)	0.36	%(i)	(0.17)%		(0.25	)%(j)
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.53)%		(0.03)%		0.32	%(i)	(0.10)%		0.49	%(j)
Portfolio Turnover	45.91%		43.55%		45.60%		79.77%		116.68	%(f)

(a)	The inception date for the Lake Partners LASSO Alternatives Fund Class N shares is March 3, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	Represents less than $0.005 per share or less than 0.005%.
(d)	Includes capital contribution of less than $0.005 per share.
(e)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(f)	Not annualized.
(g)	Does not include expenses of the underlying funds in which the Fund invests.
(h)	Ratios of expenses to average net assets includes Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(i)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.
(j)	Annualized.
(k)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.60% to 1.45%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

141

Aston Funds

ASTON/Lake Partners LASSO Alternatives Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14		Year Ended 10/31/13		Year Ended 10/31/12		Year Ended 10/31/11	Year Ended 10/31/10

Net Asset Value, Beginning of Period	$13.38		$12.42		$11.97		$11.98	$11.15

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	0.03	(a)	0.07	(a)	0.02 (a)	0.08	(a)
Net realized and unrealized gain on investments	0.51	(b)	1.11		0.59		0.13	0.89

Total from investment operations	0.47		1.14		0.66		0.15	0.97

Less Distributions:
Distributions from and in excess of net investment income	(0.12)		(0.18)		(0.21)		(0.09)	(0.07)
Distributions from net realized gain on investments	(0.04)		—		—		(0.07)	(0.07)

Total distributions	(0.16)		(0.18)		(0.21)		(0.16)	(0.14)

Net increase (decrease) in net asset value	0.31		0.96		0.45		(0.01)	0.83

Net Asset Value, End of Period	$13.69		$13.38		$12.42		$11.97	$11.98

Total Return (c)	3.56%		9.31%		5.56%		1.22%	8.74%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$477,157		$416,475		$253,343		$189,999	$19,723
Ratios of expenses to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (d)	1.16%		1.18	%(e)	1.16	%(e)(f)	1.28%	2.32%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser (d)	1.18%		1.20	%(e)	1.20	%(e)(f)	1.20%	1.24	%(g)
Ratios of net investment income (loss) to average net assets:
Before earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.26)%		0.25%		0.61	%(f)	0.08%	(0.41)%
After earnings credit, expense reimbursement and/or fee waiver, or recoupment by the Adviser	(0.28)%		0.22%		0.57	%(f)	0.15%	0.67%
Portfolio Turnover	45.91%		43.55%		45.60%		79.77%	116.68%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Ratios of expenses to average net assets include Earnings Credits of less than 0.005% for each of the years ended October 31, 2013 and October 31, 2012, which are not included in the contractual expense limitation. See Note I to the Financial Statements.
(f)	Ratios of expenses and net investment income to average net assets include advisory fee waiver of less than 0.005% for the year ended October 31, 2012.
(g)	Effective March 30, 2010, the contractual expense limitation was decreased from 1.35% to 1.20%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

142

Aston Funds

ASTON/River Road Long-Short Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13		Year Ended 10/31/12	Period Ended 10/31/11(a)

Net Asset Value, Beginning of Period	$12.02	$10.73		$9.91	$10.00

Income from Investment Operations:
Net investment loss	(0.19)	(0.17	)(b)	(0.18)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	(0.19)	2.02		1.00	(0.05)

Total from investment operations	(0.38)	1.85		0.82	(0.09)

Less Distributions:
Distributions from net realized gain on investments	(0.29)	(0.56)		—	—

Total distributions	(0.29)	(0.56)		—	—

Net increase (decrease) in net asset value	(0.67)	1.29		0.82	(0.09)

Net Asset Value, End of Period	$11.35	$12.02		$10.73	$9.91

Total Return (c)	(3.27)%	18.14%		8.17%	(0.80	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$109,140	$108,966		$7,506	$4,594
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.53%	2.54%		5.03%	8.68	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.58%	2.38%		3.11%	2.72	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.70%	1.70%		1.70%	1.70	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.55)%	(1.62)%		(3.63)%	(6.80	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.59)%	(1.46)%		(1.71)%	(0.84	)%(e)
Portfolio Turnover	303.04%	291.36%		277.72%	127.32	%(d)

(a)	The inception date for the River Road Long-Short Fund Class N shares is May 4, 2011.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

143

Aston Funds

ASTON/River Road Long-Short Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$12.05	$10.96

Income from Investment Operations:
Net investment loss	(0.16)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	(0.20)	1.19

Total from investment operations	(0.36)	1.09

Less Distributions:
Distributions from net realized gain (loss) on investments	(0.29)	—

Total distributions	(0.29)	—

Net increase (decrease) in net asset value	(0.65)	1.09

Net Asset Value, End of Period	$11.40	$12.05

Total Return (c)	(3.01)%	9.85	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$110,271	$71,175
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.28%	2.20	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, including interest and dividend expense for securities sold short	2.33%	2.10	%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser, excluding interest and dividend expense for securities sold short	1.45%	1.45	%(e)
Ratios of net investment loss to average net assets:
Before expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.30)%	(1.44	)%(e)
After expense reimbursement and/or fee waiver, or recoupment by Adviser	(1.34)%	(1.33	)%(e)
Portfolio Turnover	303.04%	291.36	%(d)

(a)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

144

Aston Funds

ASTON/Barings International Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Period Ended 10/31/10(a)
Net Asset Value, Beginning of Period	$7.81	$6.87	$6.81	$7.24		$6.48

Income from Investment Operations:
Net investment income	0.14 (b)	0.11 (b)	0.10 (b)	0.07	(b)	0.06	(b)
Net realized and unrealized gain (loss) on investments	(0.31)	1.00	0.17	(0.37)		0.70

Total from investment operations	(0.17)	1.11	0.27	(0.30)		0.76

Less Distributions:
Distributions from and in excess of net investment income	(0.18)	(0.09)	(0.04)	(0.13)		—
Distributions from net realized gain on investments	(0.48)	(0.08)	(0.17)	—		—

Total distributions	(0.66)	(0.17)	(0.21)	(0.13)		—

Net increase (decrease) in net asset value	(0.83)	0.94	0.06	(0.43)		0.76

Net Asset Value, End of Period	$6.98	$7.81	$6.87	$6.81		$7.24

Total Return (c)	(2.62)%	16.64%	4.28%	(4.22)%		11.73	%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$331	$477	$421	$393		$184
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.95%	1.67%	1.60%	1.68	%(e)	1.72	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.40%	1.40%	1.40	%(e)	1.40	%(f)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.42%	1.26%	1.30%	0.76	%(e)	1.07	%(f)
After expense reimbursement and/or fee waiver by Adviser	1.97%	1.53%	1.50%	1.04	%(e)	1.39	%(f)
Portfolio Turnover	53.14%	55.78%	33.48%	58.96%		65.32%

(a)	The inception date for the Barings International Fund Class N shares is March 3, 2010.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.50% to 1.40%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.
(f)	Annualized.

See accompanying Notes to Financial Statements.

145

Aston Funds

ASTON/Barings International Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$7.82	$6.89	$6.82	$7.26		$6.44

Income from Investment Operations:
Net investment income	0.16 (a)	0.13 (a)	0.12 (a)	0.09	(a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	(0.31)	0.99	0.18	(0.38)		0.78

Total from investment operations	(0.15)	1.12	0.30	(0.29)		0.84

Less Distributions:
Distributions from and in excess of net investment income	(0.20)	(0.11)	(0.06)	(0.15)		(0.02)
Distributions from net realized gain on investments	(0.48)	(0.08)	(0.17)	—		—

Total distributions	(0.68)	(0.19)	(0.23)	(0.15)		(0.02)

Net increase (decrease) in net asset value	(0.83)	0.93	0.07	(0.44)		0.82

Net Asset Value, End of Period	$6.99	$7.82	$6.89	$6.82		$7.26

Total Return (b)	(2.37)%	16.72%	4.72%	(4.09)%		12.89%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$21,260	$37,507	$61,662	$52,390		$47,985
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.70%	1.42%	1.35%	1.43	%(c)	1.47%
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.15%	1.15%	1.15	%(c)	1.15%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.67%	1.51%	1.55%	1.01%		0.63%
After expense reimbursement and/or fee waiver by Adviser	2.22%	1.78%	1.75%	1.29%		0.95%
Portfolio Turnover	53.14%	55.78%	33.48%	58.96%		65.32%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	For the period November 1, 2010 through February 28, 2011, the Adviser voluntarily waived management fees and/or reimbursed expenses so that the net expense ratio did not exceed 1.15%, excluding interest, taxes, investment related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses. Effective March 1, 2011, the expense limitation became contractual and was decreased from 1.25% to 1.15%, excluding interest, taxes, investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses.

See accompanying Notes to Financial Statements.

146

Aston Funds

ASTON/Guardian Capital Global Dividend Fund – Class N	October 31, 2014

Financial Highlights

	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.13
Net realized and unrealized gain on investments	0.49

Total from investment operations	0.62

Less Distributions:
Distributions from and in excess of net investment income	(0.11)
Distributions from net realized gains on investment	—

Total Distributions	(0.11)

Net increase in net asset value	0.51

Net Asset Value, End of Period	$10.51

Total Return (b)	6.17	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,052
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	5.21	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.30	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.74	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.17	%(d)
Portfolio Turnover	15.97	%(c)

(a)	The inception date for the Guardian Capital Global Dividend Fund Class N shares is April 14, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

147

Aston Funds

ASTON/Guardian Capital Global Dividend Fund – Class I	October 31, 2014

Financial Highlights

	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.50

Total from investment operations	0.64

Less Distributions:
Distributions from and in excess of net investment income	(0.12)
Distributions from net realized gain on investment	—

Total Distributions	(0.12)

Net increase in net asset value	0.52

Net Asset Value, End of Period	$10.52

Total Return (b)	6.39	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,211
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	4.96	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.05	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(1.49	)%(d)
After expense reimbursement and/or fee waiver by Adviser	2.42	%(d)
Portfolio Turnover	15.97	%(c)

(a)	The inception date for the Guardian Capital Global Dividend Fund Class I shares is April 14, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

148

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Period Ended 10/31/13(a)
Net Asset Value, Beginning of Period	$9.65	$10.00

Income from Investment Operations:
Net investment income	0.11	0.08	(b)
Net realized and unrealized loss on investments	(0.07)	(0.43)

Total from investment operations	0.04	(0.35)

Less Distributions:
Distributions from and in excess of net investment income	(0.14)	—

Total distributions	(0.14)	—

Net decrease in net asset value	(0.10)	(0.35)

Net Asset Value, End of Period	$9.55	$9.65

Total Return (c)	0.49%	(3.50	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$725	$675
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	5.96%	7.24	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.57%	1.65	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(3.24)%	(4.13	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.15%	1.46	%(e)
Portfolio Turnover	63.48%	101.96	%(d)

(a)	The inception date for the LMCG Emerging Markets Fund Class N shares is March 28, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

149

Aston Funds

ASTON/LMCG Emerging Markets Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Period Ended 10/31/13 (a)

Net Asset Value, Beginning of Period	$9.67	$10.00

Income from Investment Operations:
Net investment income	0.14	0.10	(b)
Net realized and unrealized loss on investments	(0.07)	(0.43)

Total from investment operations	0.07	(0.33)

Less Distributions:
Distributions from and in excess of net investment income	(0.16)	—

Total distributions	(0.16)	—

Net decrease in net asset value	(0.09)	(0.33)

Net Asset Value, End of Period	$9.58	$9.67

Total Return (c)	0.79%	(3.30	)%(d)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$3,188	$3,307
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	5.71%	6.99	%(e)
After expense reimbursement and/or fee waiver by Adviser	1.33%	1.40	%(e)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(2.99)%	(3.88	)%(e)
After expense reimbursement and/or fee waiver by Adviser	1.40%	1.71	%(e)
Portfolio Turnover	63.48%	101.96	%(d)

(a)	The inception date for the LMCG Emerging Markets Fund Class I shares is March 28, 2013.
(b)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

150

Aston Funds

ASTON/Pictet International Fund – Class N	October 31, 2014

Financial Highlights

	Period Ended 10/31/14(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.09
Net realized and unrealized loss on investments	(0.75)

Total from investment operations	(0.66)

Net decrease in net asset value	(0.66)

Net Asset Value, End of Period	$9.34

Total Return (b)	(6.60)	%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$984
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.26	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.40	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	(0.25	)%(d)
After expense reimbursement and/or fee waiver by Adviser	1.61	%(d)
Portfolio Turnover	25.82	%(c)

(a)	The inception date for the Pictet International Fund Class N shares is April 14, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

151

Aston Funds

ASTON/Pictet International Fund – Class I	October 31, 2014

Financial Highlights

	Period Ended 10/31/14(a)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.10
Net realized and unrealized loss on investments	(0.74)

Total from investment operations	(0.64)

Net decrease in net asset value	(0.64)

Net Asset Value, End of Period	$9.36

Total Return (b)	(6.40	)%(c)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$8,467
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	3.01	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.15	%(d)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	—	%(d)(e)
After expense reimbursement and/or fee waiver by Adviser	1.86	%(d)
Portfolio Turnover	25.82	%(c)

(a)	The inception date for the Pictet International Fund Class I shares is April 14, 2014.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Not annualized.
(d)	Annualized.
(e)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.

152

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$11.29	$10.49	$8.97		$8.16		$5.77

Income from Investment Operations:
Net investment income	0.10 (a)	0.17 (a)	0.15	(a)	0.15	(a)	0.14	(a)
Net realized and unrealized gain on investments	1.37	0.79 (b)	1.44		0.79		2.36

Total from investment operations	1.47	0.96	1.59		0.94		2.50

Less Distributions:
Distributions from and in excess of net investment income	(0.13)	(0.16)	(0.07)		(0.13)		(0.11)

Total distributions	(0.13)	(0.16)	(0.07)		(0.13)		(0.11)

Net increase in net asset value .	1.34	0.80	1.52		0.81		2.39

Net Asset Value, End of Period	$12.63	$11.29	$10.49		$8.97		$8.16

Total Return (c)	13.19%	9.30%	17.85%		11.66%		43.77%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$12,852	$13,093	$10,381		$6,287		$6,158
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	2.16%	2.22%	2.36%		1.61	%(d)	1.68	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.37%	1.37%	1.37%		1.29	%(d)	1.37	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.08%	0.67%	0.53%		1.36%		1.65%
After expense reimbursement and/or fee waiver by Adviser	0.87%	1.52%	1.52%		1.68%		1.96%
Portfolio Turnover	162.93%	159.14%	86.62	%(e)	143.86%		75.30%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

153

Aston Funds

ASTON/Harrison Street Real Estate Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$11.24	$10.44	$8.92		$8.12		$5.74

Income from Investment Operations:
Net investment income	0.13 (a)	0.20 (a)	0.15	(a)	0.16	(a)	0.16	(a)
Net realized and unrealized gain on investments	1.35	0.79 (b)	1.46		0.79		2.34

Total from investment operations	1.48	0.99	1.61		0.95		2.50

Less Distributions:
Distributions from and in excess of net investment income	(0.15)	(0.19)	(0.09)		(0.15)		(0.12)

Total distributions	(0.15)	(0.19)	(0.09)		(0.15)		(0.12)

Net increase in net asset value .	1.33	0.80	1.52		0.80		2.38

Net Asset Value, End of Period	$12.57	$11.24	$10.44		$8.92		$8.12

Total Return (c)	13.45%	9.58%	18.16%		11.82%		44.14%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$732	$532	$166		$32,925		$29,425
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.91%	1.97%	2.11%		1.44	%(d)	1.43	%(d)
After expense reimbursement and/or fee waiver by Adviser	1.12%	1.12%	1.12%		1.12	%(d)	1.12	%(d)
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.33%	0.92%	0.78%		1.53%		1.90%
After expense reimbursement and/or fee waiver by Adviser	1.12%	1.77%	1.77%		1.85%		2.21%
Portfolio Turnover	162.93%	159.14%	86.62	%(e)	143.86%		75.30%

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	Includes capital contribution of less than $0.005 per share.
(c)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(d)	Ratios of expenses to average net assets include interest expense of less than 0.005% for each of the years ended October 31, 2011 and October 31, 2010, which are not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(e)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

154

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class N	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$23.81	$21.46	$20.09	$19.13		$17.73

Income from Investment Operations:
Net investment income	0.12 (a)	0.21 (a)	0.16 (a)	0.15	(a)	0.21	(a)
Net realized and unrealized gain on investments	1.70	2.43	1.45	1.03		1.47

Total from investment operations	1.82	2.64	1.61	1.18		1.68

Less Distributions:
Distributions from and in excess of net investment income	(0.21)	(0.29)	(0.24)	(0.22)		(0.28)
Distributions from net realized gain on investments	(0.74)	—	—	—		—

Total distributions	(0.95)	(0.29)	(0.24)	(0.22)		(0.28)

Net increase in net asset value.	0.87	2.35	1.37	0.96		1.40

Net Asset Value, End of Period	$24.68	$23.81	$21.46	$20.09		$19.13

Total Return (b)	7.83%	12.40%	8.03%	6.20%		9.54%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$20,446	$22,425	$31,536	$23,315		$29,194
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.43%	1.37%	1.42%	1.57	%(c)	1.38%
After expense reimbursement and/or fee waiver by Adviser	1.20%	1.20%	1.22%	1.35	%(c)	1.13%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.26%	0.77%	0.57%	0.53%		0.89%
After expense reimbursement and/or fee waiver by Adviser	0.50%	0.94%	0.77%	0.76%		1.15%
Portfolio Turnover	27.43%	34.62%	35.48%	40.31%		51.68	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate excludes securities received from a reorganization.

See accompanying Notes to Financial Statements.

155

Aston Funds

ASTON/Montag & Caldwell Balanced Fund – Class I	October 31, 2014

Financial Highlights

	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/11		Year Ended 10/31/10

Net Asset Value, Beginning of Period	$23.76	$21.41	$20.05	$19.08		$17.68

Income from Investment Operations:
Net investment income	0.14 (a)	0.23 (a)	0.19 (a)	0.20	(a)	0.22	(a)
Net realized and unrealized gain on investments	1.70	2.43	1.44	1.04		1.46

Total from investment operations	1.84	2.66	1.63	1.24		1.68

Less Distributions:
Distributions from and in excess of net investment income	(0.26)	(0.31)	(0.27)	(0.27)		(0.28)
Distributions from net realized gain on investments	(0.74)	—	—	—		—

Total distributions	(1.00)	(0.31)	(0.27)	(0.27)		(0.28)

Net increase in net asset value .	0.84	2.35	1.36	0.97		1.40

Net Asset Value, End of Period	$24.60	$23.76	$21.41	$20.05		$19.08

Total Return (b)	7.92%	12.53%	8.14%	6.52%		9.57%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,934	$1,839	$1,930	$1,415		$1,362
Ratios of expenses to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	1.33%	1.27%	1.30%	1.32	%(c)	1.35%
After expense reimbursement and/or fee waiver by Adviser	1.10%	1.10%	1.10%	1.10	%(c)	1.10%
Ratios of net investment income to average net assets:
Before expense reimbursement and/or fee waiver by Adviser	0.36%	0.87%	0.69%	0.79%		0.92%
After expense reimbursement and/or fee waiver by Adviser	0.60%	1.04%	0.89%	1.02%		1.17%
Portfolio Turnover	27.43%	34.62%	35.48%	40.31%		51.68	%(d)

(a)	The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)	The total return is calculated using the Net Asset Value used for trading at the close of business at period end.
(c)	Ratios of expenses to average net assets include interest expense of less than 0.005% for the year ended October 31, 2011, which is not included in the voluntary expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to the Financial Statements.
(d)	Portfolio turnover rate includes securities received from a reorganization.

See accompanying Notes to Financial Statements.

156

Aston Funds

October 31, 2014

Notes to Financial Statements

Note (A) Fund Organization: Aston Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company with 25 separate portfolios (each, a “Fund” and collectively, the “Funds”) as of October 31, 2014.

Aston Asset Management, LLC (“Aston” or the “Adviser”), the investment adviser and the administrator, manages each Fund by retaining one or more subadvisers (each, a “Subadviser”) to manage each Fund’s portfolio on a subadvisory basis. The following 25 portfolios of the Trust are included in these financial statements:

ASTON/Cornerstone Large Cap Value Fund (the “Cornerstone Large Cap Value Fund”)
ASTON/Herndon Large Cap Value Fund (the “Herndon Large Cap Value Fund”)
ASTON/Montag & Caldwell Growth Fund (the “M&C Growth Fund”)
ASTON/TAMRO Diversified Equity Fund (the “TAMRO Diversified Equity Fund”)
ASTON/River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value Fund”)
ASTON/River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value Fund II”)
ASTON/Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap Fund”)
ASTON/Montag & Caldwell Mid Cap Growth Fund (the “M&C Mid Cap Growth Fund”)
ASTON/LMCG Small Cap Growth Fund (the “LMCG Small Cap Growth Fund”)
ASTON/River Road Independent Value Fund (the “River Road Independent Value Fund”)
ASTON/River Road Select Value Fund (the “River Road Select Value Fund”)
ASTON/River Road Small Cap Value Fund (the “River Road Small Cap Value Fund”)
ASTON/Silvercrest Small Cap Fund (the “Silvercrest Small Cap Fund”)
ASTON/TAMRO Small Cap Fund (the “TAMRO Small Cap Fund”)
ASTON/DoubleLine Core Plus Fixed Income Fund (the “DoubleLine Core Plus Fixed Income Fund”)
ASTON/TCH Fixed Income Fund (the “TCH Fixed Income Fund”)
ASTON/Anchor Capital Enhanced Equity Fund (the “Anchor Capital Enhanced Equity Fund”)
ASTON/Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives Fund”)
ASTON/River Road Long-Short Fund (the “River Road Long-Short Fund”)
ASTON/Barings International Fund (the “Barings International Fund”)
ASTON/Guardian Capital Global Dividend Fund (the “Guardian Capital Global Dividend Fund”)
ASTON/LMCG Emerging Markets Fund (the “LMCG Emerging Markets Fund”)
ASTON/Pictet International Fund (the “Pictet International Fund”)
ASTON/Harrison Street Real Estate Fund (the “Harrison Street Real Estate Fund”)
ASTON/Montag & Caldwell Balanced Fund (the “M&C Balanced Fund”)

Each Fund, except M&C Growth Fund, is authorized to issue two classes of shares (Class N shares and Class I shares). M&C Growth Fund is authorized to issue three classes of shares (Class N shares, Class I shares and Class R shares). Each class of shares is substantially the same except that certain classes of shares bear class specific expenses that include distribution and services fees. TAMRO Small Cap Fund, River Road Dividend All Cap Value Fund, Fairpointe Mid Cap Fund and River Road Independent Value Fund are closed to new investors until further notice.

The investment objectives of the Funds are as follows:

Cornerstone Large Cap Value Fund Total return through long-term capital appreciation and current income.
Herndon Large Cap Value Fund Long-term capital appreciation.
M&C Growth Fund Long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.
TAMRO Diversified Equity Fund Long-term capital appreciation.
River Road Dividend All Cap Value Fund High current income and, secondarily, long-term capital appreciation.
River Road Dividend All Cap Value Fund II Long-term capital appreciation and high current income.
Fairpointe Mid Cap Fund Long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.
M&C Mid Cap Growth Fund Long-term capital appreciation, and secondarily, current income, by investing primarily in common stocks and convertible securities.
LMCG Small Cap Growth Fund Long-term capital appreciation.
River Road Independent Value Fund Long-term total return.
River Road Select Value Fund Long-term capital appreciation.
River Road Small Cap Value Fund Long-term capital appreciation.
Silvercrest Small Cap Fund Long-term capital appreciation.
TAMRO Small Cap Fund Long-term capital appreciation.
DoubleLine Core Plus Fixed Income Fund Maximize total return.
TCH Fixed Income Fund High current income consistent with prudent risk of capital.
Anchor Capital Enhanced Equity Fund Total return through a combination of a high level of current income and capital appreciation.
Lake Partners LASSO Alternatives Fund Long term total return with reduced correlation to the conventional stock and bond markets.

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Notes to Financial Statements – continued

River Road Long-Short Fund Absolute return while minimizing volatility over a full market cycle.
Barings International Fund Total return.
Guardian Capital Global Dividend Fund Long-term capital appreciation and current income.
LMCG Emerging Markets Fund Long-term capital appreciation.
Pictet International Fund Capital appreciation.
Harrison Street Real Estate Fund Total return through a combination of growth and income.
M&C Balanced Fund Long-term total return.

Note (B) Significant Accounting Policies: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(1) Security Valuation: Equity securities, closed-end funds, exchange-traded funds, index options traded on a national securities exchange, and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price (“NOCP”), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices may be used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by an independent pricing service when such prices are believed by the Adviser to reflect the current market value of such securities, in accordance with guidelines adopted by the Board of Trustees. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. If accurate market quotations are not available, securities are valued at fair values in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with maturities of 60 days or less, are valued at amortized cost, which approximates fair market value. Repurchase agreements are valued at cost. Investments in money market funds and other mutual funds are valued at the underlying fund’s net asset value (“NAV”) at the date of valuation. Foreign equity securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair valuation procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign equity securities held by Barings International Fund, Guardian Capital Global Dividend Fund, LMCG Emerging Markets Fund and Pictet International Fund, if certain market events occur.

Certain Funds invest in securities of other investment companies, including open-end funds, closed-end funds and exchange-

traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. ETFs are traded on securities exchanges based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their shares of the Fund’s fees and expenses.

Fair Value Measurements - The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities
•Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

158

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Notes to Financial Statements – continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the market value at the end of the period. The summary of each Fund’s investments that are measured at fair value by Level within the fair value hierarchy as of October 31, 2014 is as follows:

Funds	Total Value at 10/31/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Cornerstone Large Cap Value Fund
Assets
Investments in Securities*	$163,416,970	$163,416,970	$—	$—

Herndon Large Cap Value Fund
Assets
Investments in Securities*	$153,701,047	$153,701,047	$—	$—

M&C Growth Fund
Assets
Investments in Securities*	$4,105,667,199	$4,105,667,199	$—	$—

TAMRO Diversified Equity Fund
Assets
Investments in Securities*	$50,845,207	$50,845,207	$—	$—

River Road Dividend All Cap Value Fund
Assets
Common Stocks
Consumer Discretionary	$164,193,323	$164,193,323	$—	$—
Consumer Staples	148,467,071	148,467,071	—	—
Energy	117,569,498	117,569,498	—	—
Financials	168,525,821	168,525,821	—	—
Healthcare	57,919,142	57,919,142	—	—
Industrials	138,905,047	138,905,047	—	—
Information Technology	149,751,485	143,366,891	6,384,594	—
Materials	49,281,767	49,281,767	—	—
Telecommunication Services	69,585,376	69,585,376	—	—
Utilities	47,551,829	47,551,829	—	—

Total Common Stocks	$1,111,750,359	$1,105,365,765	$6,384,594	$—

River Road Dividend All Cap Value Fund II
Assets
Investments in Securities*	$132,255,288	$132,255,288	$—	$—

Fairpointe Mid Cap Fund
Assets
Investments in Securities*	$5,888,077,921	$5,888,077,921	$—	$—

M&C Mid Cap Growth Fund
Assets
Investments in Securities*	$11,443,882	$11,443,882	$—	$—

LMCG Small Cap Growth Fund
Assets
Investment in Securities*	$52,051,593	$52,051,593	$—	$—

River Road Independent Value
Assets
Common Stocks
Consumer Staples	$3,175,788	$3,175,788	$—	$—
Energy	24,488,200	24,488,200	—	—
Financials	3,768,208	—	3,768,208	—
Information Technology	59,009,470	59,009,470	—	—
Materials	68,942,953	49,803,001	19,139,952	—

Total Common Stocks	159,384,619	136,476,459	22,908,160	—

Investment Company*	509,010,642	509,010,642	—	—
Total	$668,395,261	$645,487,101	$22,908,160	$—

River Road Select Value Fund
Assets
Investments in Securities*	$184,528,996	$184,528,996	$—	$—

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Notes to Financial Statements – continued

Funds	Total Value at 10/31/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

River Road Small Cap Value Fund
Assets
Common Stocks
Consumer Discretionary	$43,206,834	$39,406,943	$3,799,891	$—
Consumer Staples	9,400,506	5,201,626	4,198,880	—
Energy	19,574,765	11,599,548	7,975,217	—
Financials	47,563,367	47,563,367	—	—
Healthcare	12,001,956	12,001,956	—	—
Industrials	61,974,860	61,974,860	—	—
Information Technology	57,233,673	51,634,918	5,598,755	—
Materials	11,785,010	11,785,010	—	—
Telecommunication Services	13,268,601	13,268,601	—	—

Total Common Stocks	276,009,572	254,436,829	21,572,743	—
Investment Company*	22,754,928	22,754,928	—	—

Total	$298,764,500	$277,191,757	$21,572,743	$—

Silvercrest Small Cap Fund
Assets
Investments in Securities*	$69,880,283	$69,880,283	$—	$—

TAMRO Small Cap Fund
Assets
Common Stocks
Consumer Discretionary	$156,364,324	$156,364,324	$—	$—
Consumer Staples	77,323,713	64,284,058	13,030,655	—
Energy	30,384,919	30,384,919	—	—
Financial	172,797,993	172,797,993	—	—
Healthcare	98,111,799	98,111,799	—	—
Industrials	165,981,933	165,981,933	—	—
Information Technology	130,354,577	130,354,577	—	—
Materials	11,017,051	11,017,051	—	—

Total Common Stocks	842,336,309	829,296,654	—	—
Investment Company*	6,697,362	6,697,362	—	—

Total	$849,033,671	$835,994,016	$13,039,655	$—

DoubleLine Core Plus Fixed Income Fund
Assets
Corporate Notes and Bonds	$59,897,885	$—	$59,897,885	$154,500
Collateralized Mortgage-Backed Securities	38,401,273	—	38,401,273	—
U.S. Government Obligations	34,695,098	—	34,695,098	—
Agency Collateralized Mortgage Obligations	18,014,265	—	17,859,765	—
U.S. Government Mortgage-Backed Securities	8,310,611	—	8,310,611	—
Asset-Backed Security	9,631,213	—	9,145,085	486,128
Foreign Government Bonds	618,022	—	618,022	—
Investment Companies*	18,508,929	18,508,929	—	—

Total	$188,077,296	$18,508,929	$168,927,739	$640,628

TCH Fixed Income Fund
Assets
Corporate Notes and Bonds	$24,207,364	$—	$24,207,364	$—
U.S. Government and Agency Obligations	24,609,812	—	24,609,812	—
Asset-Backed Security	251,713	—	251,713	—
Commercial Mortgage-Backed Security	303,026	—	303,026	—
Investment Company*	2,888,784	2,888,784	—	—

Total	$52,260,699	$2,888,784	$49,371,915	$—

Anchor Capital Enhanced Equity Fund
Assets
Common Stocks*	$210,863,051	$210,863,051	$—	$—
Purchase Options	547,100	547,100	—	—
Investment Company*	10,825,389	10,825,389	—	—

Total Assets	222,235,540	222,235,540	—	—

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Notes to Financial Statements – continued

Funds	Total Value at 10/31/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Anchor Capital Enhanced Equity Fund (continued)
Liabilities
Written Options	$(9,225,587)	$(9,225,587)	$—	$—

Total Liabilities	(9,225,587)	(9,225,587)	—	—

Total	$213,009,953	$213,009,953	$—	$—

Lake Partners LASSO Alternatives Fund
Assets
Investments Companies*	$522,396,661	$522,396,661	$—	$—

River Road Long-Short Fund
Assets
Investments Companies*	$207,566,998	$207,566,998	$—	$—

Total Assets	207,566,998	207,566,998	—	—

Liabilities
Securities Sold Short*	(69,615,817)	(69,615,817)	—	—
Exchange Traded Funds	(57,263,435)	(57,263,435)	—	—

Total Liabilities	(126,879,252)	(126,879,252)	—	—

Total	$80,687,746	$80,687,746	$—	$—

Barings International Fund
Assets
Common Stocks
Australia	$241,380	$—	$241,380	$—
France	1,934,840	—	1,934,840	—
Germany	2,311,566	—	2,311,566	—
Hong Kong	488,151	—	488,151	—
India	220,237	—	220,237	—
Italy	226,386	—	226,386	—
Japan	5,561,544	—	5,561,544	—
Netherlands	1,394,718	—	1,394,718	—
Papua New Guinea	236,542	—	236,542	—
Singapore	258,938	—	258,938	—
South Korea	102,984	—	102,984	—
Sweden	211,701	—	211,701	—
Switzerland	2,050,036	—	2,050,036	—
Taiwan	347,916	—	347,916	—
United Kingdom	5,220,546	—	5,220,546	—

Total Common Stocks	20,807,485	—	20,807,485	—
Investment Company*	632,161	632,161	—	—

Total	$21,439,646	$632,161	$20,807,485	$—

Guardian Capital Global Dividend Fund
Assets
Common Stocks
Australia	$214,903	$—	$214,903	$—
Belgium	113,700	53,270	60,430	—
Canada	104,182	104,182	—	—
France	149,159	—	149,159	—
Germany	207,563	—	207,563	—
Ireland	78,538	78,538	—	—
Israel	32,753	32,753	—	—
Italy	25,566	—	25,566	—
Netherlands	43,765	43,765	—	—
Norway	18,350	—	18,350	—
Spain	116,504	29,265	87,239	—
Sweden	72,496	—	72,496	—
Switzerland	225,268	92,982	132,286	—
United Kingdom	446,347	133,969	312,378	—
United States	2,410,954	2,410,954	—	—

Total Common Stocks	4,260,048	2,979,678	1,280,370	—
Investment Company*	21,167	21,167	—	—

Total	$4,281,215	$3,000,845	$1,280,370	$—

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Notes to Financial Statements – continued

Funds	Total Value at 10/31/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

LMCG Emerging Markets Fund
Assets
Common Stocks
Brazil	$263,778	$263,778	$—	$—
China	494,384	—	494,384	—
Egypt	29,706	—	29,706	—
Hong Kong	250,171	—	250,171	—
India	181,373	131,985	49,388	—
Indonesia	128,523	—	128,523	—
Malaysia	133,145	94,367	38,778	—
Mexico	205,019	205,019	—	—
Philippines	75,432	—	75,432	—
Poland	24,097	—	24,097	—
Russia	152,384	64,541	87,843	—
South Africa	329,618	—	329,618	—
South Korea	513,057	—	513,057	—
Taiwan	468,733	—	468,733	—
Thailand	190,995	—	190,995	—
Turkey	169,272	—	169,272	—

Total Common Stocks	3,609,687	759,690	2,849,997	—
Exchange Traded Funds	199,985	199,985	—	—
Investment Company*	96,035	96,035	—	—

Total	$3,905,707	$1,055,710	$2,849,997	$—

Pictet International Fund
Assets
Common Stocks
Australia	$490,881	$—	$490,881	$—
Austria	247,205	—	247,205	—
Belgium	85,275	—	85,275	—
Bermuda	189,006	—	189,006	—
Cayman Islands	90,014	—	90,014	—
Denmark	413,636	—	413,636	—
Finland	139,293	—	139,293	—
France	554,445	—	554,445	—
Germany	308,687	—	308,687	—
Hong Kong	419,477	—	419,477	—
Italy	453,279	—	453,279	—
Japan	2,108,701	—	2,108,701	—
Malaysia	98,427	—	98,427	—
Netherlands	198,237	—	198,237	—
New Zealand	116,910	—	116,910	—
Papua New Guinea	85,619	—	85,619	—
Philippines	80,688	—	80,688	—
Portugal	359,417	—	359,417	—
Singapore	166,773	—	166,773	—
South Korea	162,094	—	162,094	—
Spain	289,518	—	289,518	—
Sweden	125,676	65,977	59,699	—
Switzerland	905,566	—	905,566	—
United Kingdom	1,209,656	—	1,209,656	—

Total Common Stocks	9,298,480	65,977	9,232,503	—
Preferred Stock	118,046	—	118,046	—

Total	$9,416,526	$65,977	$9,350,549	$—

Harrison Street Real Estate Fund
Assets
Investments in Securities*	$13,682,256	$13,682,256	$—	$—

M&C Balanced Fund
Assets
Common Stocks*	$13,117,072	$13,117,072	$—	$—
Corporate Notes and Bonds	4,478,119	—	4,478,119	—
U.S. Government and Agency Obligations	3,816,563	—	3,816,563	—
Investment Company*	989,036	989,036	—	—

Total	$22,400,790	$14,106,108	$8,294,682	$—

*	All Common Stocks and Investment Companies are Level 1. Please refer to the Schedule of Investments for industry, sector or country breakout.

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At the end of each fiscal quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at a quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the fair values of the Funds’ investments may fluctuate from period to period. Additionally, the fair values of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize upon the disposition of such investments. Further, such investments may be subject to legal and other restrictions on resale or they may be otherwise less liquid than publicly-traded securities.

Barings International Fund, Guardian Capital Global Dividend Fund, LMCG Emerging Markets Fund, and Pictet International Fund may utilize an external pricing service to fair value certain foreign securities if certain market events occur. Such fair valuations are categorized as Level 2 in the hierarchy. Because such market events were deemed to have occurred at October 31, 2014, Barings International Fund, Guardian Capital Global Dividend Fund, LMCG Emerging Markets Fund and Pictet International Fund utilized the external pricing service adjustments. As a result, Barings International Fund and LMCG Emerging Market Fund owned certain securities during the period ended October 31, 2014 that were still owned as of October 31, 2014 and were transferred from Level 1 to Level 2.

Certain securities that were held at October 31, 2014 and since the beginning of the fiscal year in Barings International Fund, LMCG Emerging Markets Fund and River Road Independent Value Fund had changes in liquidity assessments which resulted in a transfer between levels. Transfers between Levels, if any, are recognized as of the last day of the fiscal quarter in which the event or change in circumstances that resulted in reclassification occurred.

Funds	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1
Barings International Fund	$—	$15,474,367
LMCG Emerging Markets Fund	1,552,260	—
River Road Independent Value Fund	19,139,952	18,935,879

Level 3 holdings were valued using internal valuation techniques that took into consideration factors including previous experience with similar securities of the same issuer, conversion ratio, purchase price and security terms.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs and Adviser assumptions were used in determining fair value as of October 31, 2014:

DoubleLine Core Plus Fixed Income Fund	Total	Corporate Notes	Asset- Backed
Fair value, beginning of period	$—	$—	$—
Purchases	636,128	150,000	486,128
Sales	—	—	—
Change in unrealized appreciation (depreciation)	4,500	4,500	—

Fair value, end of period	$640,628	$154,500	$486,128

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period	$4,500	$4,500	$—

Barings International Fund	Common Stocks

Fair value, beginning of period	$4,485
Sales	(4,599)
Net realized gains	76
Change in unrealized appreciation (depreciation)	38

Fair Value, end of period	$—

(2) Repurchase Agreements: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund’s Adviser or Subadviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to sell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller. As of and during the year ended October 31, 2014, the Funds did not hold any repurchase agreements.

(3) When Issued/Delayed Delivery Securities: Each Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of any security so purchased is subject to market fluctuations during the applicable period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. During the year ended and at October 31, 2014, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund owned delayed delivery securities.

(4) Mortgage-Backed Securities: M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae

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and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. M&C Balanced Fund, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) Securities Sold Short: River Road Long-Short Fund utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund making a short sale must segregate liquid assets, or otherwise cover its position in a permissible manner. The Subadviser determines the liquidity of assets, in accordance with procedures established by the Board of Trustees. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in the Total Investments on the Statement of Assets and Liabilities.

(6) Options Contracts: In the normal course of pursuing its investment objectives, certain Funds are subject to price volatility risk. Certain Funds may write and/or purchase call and put options on securities for hedging purposes, to seek capital appreciation, to mitigate risk and/or to increase exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value based on the quoted daily settlement price of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security below the exercise price. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid. Options were traded during the period in Anchor Capital Enhanced Equity Fund. See the Schedule of Investments for open options contracts held by Anchor Capital Enhanced Equity Fund at October 31, 2014. As of and during the year ended October 31, 2014, the average* volume of derivative activities were as follows:

Funds	Purchased Options (Premiums Paid)	Written Options (Premiums Received)
Anchor Capital Enhanced Equity Fund	$1,633,276	$4,702,612

*	estimated based on quarter end holdings

(7) Forward Foreign Currency Contracts: In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. These contracts are marked-to-market daily at the applicable exchange rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of its contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. During the year ended October 31, 2014, the Funds did not enter into any forward foreign currency contracts.

(8) Disclosures about Derivative Instruments: The following is a table summarizing the fair value of derivatives held at October 31, 2014, by primary risk exposure:

	Asset Derivative Investments Value	Liability Derivative Investments Value
Fund	Equity Contracts(a)	Equity Contracts(a)

Anchor Capital Enhanced Equity Fund	$547,100	$(9,225,587)

(a)	Statement of Assets and Liabilities location: Total investments at value for purchased options and call options written, at value for written options.

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The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014:

	Amount of Realized Gain (Loss) on Derivatives Investments Value	Change in Unrealized Appreciation (Depreciation) on Derivatives Investments Value
	Equity Contracts(a)	Equity Contracts(b)
Anchor Capital Enhanced Equity Fund	$(12,502,843)	$(1,939,937)

(a)	Statement of Operations location: Net realized loss on purchased options and net realized loss on written options.

(b)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on purchased options and net change in unrealized appreciation (depreciation) on written options.

(9) Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Dividend income and interest income are recorded in the Statement of Operations as investment income. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Funds may be subject to foreign taxes on income, gains on investments, securities transactions or currency repatriation, some of which may be recoverable in part. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Transactions in securities are accounted for on a trade date basis. The cost of securities sold is determined using the identified cost method.

(10) Foreign Currency: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at the close of the regular trading session on the New York Stock Exchange. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities on the Statement of Operations.

(11) Federal Income Taxes: The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

At October 31, 2014, the following Funds had available realized capital loss carryforwards to offset future net capital gains through the fiscal year ended:

	Capital Loss Carryforwards:
Fund	2016		2017	2018	2019	No Expiration Short Term*	No Expiration Long Term*	Total

Cornerstone Large Cap Value Fund	$—		$11,124,593	$6,819,813	$—	$—	$—	$17,944,406
M&C Growth Fund	—		5,719,602	—	—	—	—	5,719,602
LMCG Small Cap Growth Fund	1,123,210	**	—	—	—	—	—	1,123,210
DoubleLine Core Plus Fixed Income Fund	—		—	—	—	2,938,510	1,300,564	4,239,074
TCH Fixed Income Fund	2,654,917		1,270,780	—	—	—	—	3,925,697
Anchor Capital Enhanced Equity Fund	—		—	—	—	441,599	—	441,599
Guardian Capital Global Dividend Fund	—		—	—	—	37,885	—	37,885
LMCG Emerging Markets Fund	—		—	—	—	260,214	—	260,214
Harrison Street Real Estate Fund	606,778		11,228,100	—	—	—	—	11,834,878

*	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. Under the Modernization Act, the Funds are permitted to carry forward capital losses incurred for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
**	This capital loss carryforward amount was acquired in the reorganization of the Aston Small Cap Fund into the LMCG Small Cap Growth Fund on April 19, 2013. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended October 31, 2014, the following Funds utilized capital losses as follows:

	Utilized Capital Losses (with Expiration Year)
Fund	2014	2015	2016	2017	2018	2019	No Expiration

Cornerstone Large Cap Growth Fund	$—	$—	$—	$6,683,549	$—	$—	$—
M&C Growth Fund	—	—	—	3,189,231	—	—	—
LMCG Small Cap Growth Fund	—	—	561,605	—	—	—	—
TCH Fixed Income Fund	837,356	—	—	—	—	—	—
Anchor Capital Enhanced Equity Fund	—	—	—	—	—	—	580,131
Harrison Street Real Estate Fund	—	—	314,960	—	—	—	—

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For the year ended October 31, 2014, the following Fund had capital losses that expired:

Fund	Expired Capital Losses

TCH Fixed Income Fund	$85,316

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2014, the Funds elected to defer the following losses incurred from November 1, 2013 through October 31, 2014:

	Long-Term Realized Capital Losses	Short-Term Realized Capital Losses	Late-Year Ordinary Losses

TAMRO Small Cap Fund	$—	$—	$4,567,670
Lake Partners LASSO Alternatives Fund	—	—	1,997,170

Management has analyzed the Funds’ tax positions for all open tax years (current and prior three tax years), as well as potential exposure to foreign capital gains witholding taxes, and has concluded that no provision for federal, state, or international income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service.

(12) Multi-Class Operations: Each class offered by a Fund that is authorized to offer multiple classes of shares has equal rights as to the Fund’s net assets.

Income, fund and trust level expenses, and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class.

(13) Offering Costs: Certain costs were incurred in connection with the offering of the following Funds, as disclosed in the table below. The costs associated have been capitalized and are being amortized on a straight-line basis over twelve months based on the commencement date of the Funds, stated below.

Fund	Inception Date	Original Offering Costs
Guardian Capital Global Dividend Fund	April 14, 2014	$59,779
LMCG Emerging Markets Fund	March 28, 2013	72,373
Pictet International Fund	April 14, 2014	72,702

(14) Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(15) Commitments and Contingencies: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

Note (C) Dividends from Net Investment Income and Distributions of Capital Gains: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, DoubleLine Core Plus Fixed Income Fund and TCH Fixed Income Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

Anchor Capital Enhanced Equity Fund, Guardian Capital Global Dividend Fund, and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally distributed annually, usually in December.

The following Funds distribute dividends from net investment income to shareholders annually and net realized gains from investment transactions, if any, are generally distributed annually, usually in December: M&C Growth Fund, TAMRO Diversified Equity Fund, Herndon Large Cap Value Fund, Cornerstone Large Cap Value Fund, Fairpointe Mid Cap Fund, M&C Mid Cap Growth Fund, LMCG Small Cap Growth Fund, Silvercrest Small Cap Fund, TAMRO Small Cap Fund, River Road Select Value Fund, River Road Small Cap Value Fund, River Road Independent Value Fund, Lake Partners LASSO Alternatives Fund, River Road Long-Short Fund, Barings International Fund, LMCG Emerging Markets Fund, Pictet International Fund and Harrison Street Real Estate Fund.

Dividends and distributions are automatically reinvested in additional Fund shares on ex-date at that day’s ending NAV for the respective Fund for those shareholders who have elected the reinvestment option.

Differences in dividends per share between classes of the Funds are due to different class expenses.

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Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. Permanent differences, such as redesignation of dividends paid, partnership reclasses, disallowed capitalized dividends on short sales, reclass of short-term gain to ordinary income, write off of capital loss carryovers, return of capital adjustments, premium reversals, paydown reclasses, passive foreign investment company reclasses, foreign currency reclasses, adjustments for business development corporations, the use of equalization and net operating loss reclasses are reclassified among capital accounts in the financial statements to reflect their character. Temporary differences, such as deferrals on losses relating to wash sales transactions, amortization of offering costs, premium amortization, current year dividends payable, passive foreign investment company adjustments and capital loss carryovers, arise when income, expenses, gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital

M&C Growth Fund	$(3,443,614)	$(169,916,454)	$173,360,068
TAMRO Diversified Equity Fund	157,579	(157,579)	—
River Road Dividend All Cap Value Fund	1,177,760	(11,380,025)	10,202,265
River Road Dividend All Cap Value Fund II	83,604	123,547	(207,151)
Fairpointe Mid Cap Fund	868,581	(126,097,130)	125,228,549
M&C Mid Cap Growth Fund	63,632	(63,632)	—
LMCG Small Cap Growth Fund	350,424	(350,424)	—
River Road Independent Value Fund	6,391,403	(6,391,403)	—
River Road Select Value Fund	1,293,494	(5,027,230)	3,733,736
River Road Small Cap Value Fund	1,606,167	(8,138,357)	6,532,190
TAMRO Small Cap Fund	365,154	(25,512,092)	25,146,938
DoubleLine Core Plus Fixed Income Fund	338,458	(338,458)	—
TCH Fixed Income Fund	100,187	(14,871)	(85,316)
Lake Partners LASSO Alternatives Fund	3,456,174	(3,456,174)	—
River Road Long-Short Fund	3,313,855	(3,313,777)	(78)
Barings International Fund	(146,854)	(722,382)	869,236
Guardian Capital Global Dividend Fund	8,830	(3,111)	(5,719)
LMCG Emerging Markets Fund	(10,911)	5,997	4,914
Pictet International Fund	1,716	8,817	(10,533)
Harrison Street Real Estate Fund	(148)	148	—
M&C Balanced Fund	15,733	(15,733)	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal years ended 2014 and 2013 was as follows:

	Distributions Paid in 2014		Distributions Paid in 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Cornerstone Large Cap Value Fund	$400,233	$—	$275,360	$—
Herndon Large Cap Value Fund	3,419,118	6,349	2,225,740	4,982
M&C Growth Fund	45,645,316	341,924,841	53,175,678	275,103,427
TAMRO Diversified Equity Fund	21,488	1,631,344	47,422	25,803
River Road Dividend All Cap Value Fund	46,656,555	64,851,857	31,709,319	26,566,474
River Road Dividend All Cap Value Fund II	4,391,126	86,891	964,010	—
Fairpointe Mid Cap Fund	3,375,463	458,048,169	33,005,046	66,057,903
M&C Mid Cap Growth Fund	54,000	1,654,527	—	92,399
LMCG Small Cap Growth Fund	4,567,533	960,263	436,931	47,268
River Road Independent Value Fund	27,428,053	833,833	39,553,086	—
River Road Select Value Fund	5,039,706	26,824,144	3,212,685	8,700,481
River Road Small Cap Value Fund	10,537,955	56,872,092	5,316,856	9,066,179
Silvercrest Small Cap Fund	723,403	562,187	110,190	717
TAMRO Small Cap Fund	—	116,418,951	18,818,417	76,987,885
DoubleLine Core Plus Fixed Income Fund	5,696,835	—	8,127,489	22,764
TCH Fixed Income Fund	1,961,530	—	2,721,001	—
Anchor Capital Enhanced Equity Fund	3,308,423	—	5,860,687	556,618
Lake Partners LASSO Alternatives Fund	4,167,016	1,590,997	4,205,294	—
River Road Long-Short Fund	4,915,054	28,902	415,810	21,761
Barings International Fund	2,458,302	944,009	1,201,521	550,401
Guardian Capital Global Dividend Fund	46,620	—	—	—
LMCG Emerging Markets Fund	64,574	—	—	—
Harrison Street Real Estate Fund	147,567	—	165,004	—
M&C Balanced Fund	208,332	740,661	366,801	—

167

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As of October 31, 2014, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
Cornerstone Large Cap Value Fund	$(17,944,406)	$811,840	$—	$9,312,701	$(7,819,865)
Herndon Large Cap Value Fund	—	2,077,706	7,725,697	18,831,843	28,635,246
M&C Growth Fund	(5,719,602)	39,806,758	627,214,322	682,737,831	1,344,039,309
TAMRO Diversified Equity Fund	—	1,330,732	2,037,416	14,488,089	17,856,237
River Road Dividend All Cap Value Fund	—	1,450,183	89,180,525	231,097,821	321,728,529
River Road Dividend All Cap Value Fund II	—	1,313,975	2,890,310	13,296,819	17,501,104
Fairpointe Mid Cap Fund	—	151,395,419	770,914,068	962,121,316	1,884,430,803
M&C Mid Cap Growth Fund	—	22,455	660,992	2,085,241	2,768,688
LMCG Small Cap Growth Fund	(1,123,210)	1,396,041	1,049,684	5,555,024	6,877,539
River Road Independent Value Fund	—	13,123,488	21,660,989	(22,531,730)	12,252,747
River Road Select Value Fund	—	7,894,025	17,042,127	7,552,973	32,489,125
River Road Small Cap Value Fund	—	9,288,601	31,937,090	36,248,070	77,473,761
Silvercrest Small Cap Fund	—	427,578	1,197,754	6,951,946	8,577,278
TAMRO Small Cap Fund	(4,567,670)	—	94,013,543	235,273,794	324,719,667
DoubleLine Core Plus Fixed Income Fund	(4,239,074)	56,676	—	2,372,929	(1,809,469)
TCH Fixed Income Fund	(3,925,697)	13,088	—	3,179,390	(733,219)
Anchor Capital Enhanced Equity Fund	(441,599)	327,869	—	7,937,136	7,823,406
Lake Partners LASSO Alternatives Fund	(1,997,170)	—	15,080,174	27,352,495	40,435,499
River Road Long-Short Fund	—	4,915,572	334,672	(9,041,573)	(3,791,329)
Barings International Fund	—	772,590	2,360,278	740,716	3,873,584
Guardian Capital Global Dividend Fund	(37,885)	16,335	—	234,146	212,596
LMCG Emerging Markets Fund	(260,214)	22,462	—	127,491	(110,261)
Pictet International Fund	—	170,163	—	(805,564)	(635,401)
Harrison Street Real Estate Fund	(11,834,878)	115,470	—	1,133,770	(10,585,638)
M&C Balanced Fund	—	83,638	1,807,933	2,700,106	4,591,677

Note (D) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Share transactions of the Funds were as follows:

Year Ended October 31, 2014

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	3,048,364	6,618	(840,585)	2,214,397
Herndon Large Cap Value Fund	774,911	78,380	(2,949,039)	(2,095,748)
M&C Growth Fund	7,516,258	5,582,826	(44,037,900)	(30,938,816)
TAMRO Diversified Equity Fund	192,994	42,330	(445,529)	(210,205)
River Road Dividend All Cap Value Fund	4,595,497	2,941,808	(14,719,302)	(7,181,997)
River Road Dividend All Cap Value Fund II	308,070	16,347	(92,224)	232,193
Fairpointe Mid Cap Fund	13,219,533	4,903,545	(18,453,660)	(330,582)
M&C Mid Cap Growth Fund	35,309	147,172	(438,462)	(255,981)
LMCG Small Cap Growth Fund	615,033	304,695	(585,882)	333,846
River Road Independent Value Fund	6,616,331	1,167,151	(11,067,285)	(3,283,803)
River Road Select Value Fund	215,257	295,283	(1,412,098)	(901,558)
River Road Small Cap Value Fund	695,985	871,062	(1,272,564)	294,483
Silvercrest Small Cap Fund	318,690	9,961	(168,205)	160,446
TAMRO Small Cap Fund	2,156,386	1,983,756	(9,725,416)	(5,585,274)
DoubleLine Core Plus Fixed Income Fund	2,161,225	141,089	(4,006,735)	(1,704,421)
TCH Fixed Income Fund	549,014	133,538	(1,567,315)	(884,763)
Anchor Capital Enhanced Equity Fund	3,747,280	184,255	(4,009,865)	(78,330)
Lake Partners LASSO Alternatives Fund	1,605,400	40,597	(2,469,534)	(823,537)
River Road Long-Short Fund	8,014,551	238,102	(7,696,381)	556,272
Barings International Fund	8,221	5,415	(27,372)	(13,736)
Guardian Capital Global Dividend Fund (a)	100,106	—	—	100,106
LMCG Emerging Markets Fund	6,335	1,079	(1,378)	6,036
Pictet International Fund (b)	105,262	—	—	105,262
Harrison Street Real Estate Fund	374,724	12,655	(529,928)	(142,549)
M&C Balanced Fund	49,674	35,776	(198,637)	(113,187)

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	4,871,810	19,747	(993,206)	3,898,351
Herndon Large Cap Value Fund	5,946,567	145,491	(2,674,050)	3,418,008
M&C Growth Fund	24,146,473	5,932,472	(41,799,885)	(11,720,940)
TAMRO Diversified Equity Fund	222,404	50,315	(679,730)	(407,011)
River Road Dividend All Cap Value Fund	9,868,160	3,439,419	(12,909,103)	398,476

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Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
River Road Dividend All Cap Value Fund II	3,185,525	293,676	(990,015)	2,489,186
Fairpointe Mid Cap Fund	30,513,534	3,826,779	(15,079,903)	19,260,410
M&C Mid Cap Growth Fund (c)	322,300	—	(14)	322,286
LMCG Small Cap Growth Fund	696,705	82,467	(339,984)	439,188
River Road Independent Value Fund	13,556,500	1,311,396	(13,609,667)	1,258,229
River Road Select Value Fund	3,281,294	3,175,257	(5,705,277)	751,274
River Road Small Cap Value Fund	6,333,689	3,935,519	(6,638,474)	3,630,734
Silvercrest Small Cap Fund	2,326,474	76,930	(331,458)	2,071,946
TAMRO Small Cap Fund	5,439,909	2,400,215	(19,301,842)	(11,461,718)
DoubleLine Core Plus Fixed Income Fund	10,159,407	317,973	(6,234,468)	4,242,912
TCH Fixed Income Fund	885,168	40,165	(343,869)	581,464
Anchor Capital Enhanced Equity Fund	7,598,733	122,231	(2,426,538)	5,294,426
Lake Partners LASSO Alternatives Fund	9,990,525	329,595	(6,588,040)	3,732,080
River Road Long-Short Fund	9,063,711	164,164	(5,460,015)	3,767,860
Barings International Fund	775,349	457,485	(2,987,094)	(1,754,260)
Guardian Capital Global Dividend Fund (a)	302,975	2,366	—	305,341
LMCG Emerging Markets Fund	26,107	5,932	(41,200)	(9,161)
Pictet International Fund (b)	904,851	—	—	904,851
Harrison Street Real Estate Fund	29,872	396	(19,438)	10,830
M&C Balanced Fund	14,759	1,333	(14,900)	1,192

(a)	The inception date for the Guardian Capital Global Dividend Fund is April 14, 2014.
(b)	The inception date for the Pictet International Fund is April 14, 2014.
(c)	The inception date for M&C Mid Cap Growth Fund Class I is May 14, 2014.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Decrease in Shares Outstanding
M&C Growth Fund	43,265	20,886	(156,936)	(92,785)

Year Ended October 31, 2013

Class N	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	556,632	18,800	(747,212)	(171,780)
Herndon Large Cap Value Fund	1,724,473	77,295	(553,437)	1,248,331
M&C Growth Fund	15,308,565	5,984,433	(20,341,948)	951,050
TAMRO Diversified Equity Fund	272,293	5,056	(303,307)	(25,958)
River Road Dividend All Cap Value Fund	5,156,129	1,828,175	(3,861,426)	3,122,878
River Road Dividend All Cap Value Fund II	254,219	3,387	(76,152)	181,454
Fairpointe Mid Cap Fund	18,070,132	1,435,859	(14,913,034)	4,592,957
M&C Mid Cap Growth Fund	597,270	7,828	(423,852)	181,246
LMCG Small Cap Growth Fund	2,004,046	38,933	(359,721)	1,683,258
River Road Independent Value Fund	11,980,826	1,889,378	(16,056,650)	(2,186,446)
River Road Select Value Fund	1,588,871	56,761	(525,762)	1,119,870
River Road Small Cap Value Fund	544,887	169,935	(1,009,533)	(294,711)
Silvercrest Small Cap Fund	314,297	1,162	(105,758)	209,701
TAMRO Small Cap Fund	6,816,406	1,892,026	(5,489,343)	3,219,089
DoubleLine Core Plus Fixed Income Fund	4,823,072	292,494	(5,329,639)	(214,073)
TCH Fixed Income Fund	953,216	201,498	(2,241,661)	(1,086,947)
Anchor Capital Enhanced Equity Fund	4,989,293	427,532	(6,819,244)	(1,402,419)
Lake Partners LASSO Alternatives Fund	4,155,866	36,352	(2,837,160)	1,355,058
River Road Long-Short Fund	9,748,334	42,565	(1,427,562)	8,363,337
Barings International Fund	2,509	1,555	(4,238)	(174)
LMCG Emerging Markets Fund (a)	69,890	—	—	69,890
Harrison Street Real Estate Fund	926,494	14,559	(770,368)	170,685
M&C Balanced Fund	112,753	15,050	(655,765)	(527,962)

(a)	The inception date for the LMCG Emerging Markets Fund is March 28, 2013.

Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
Cornerstone Large Cap Value Fund	2,506,727	5,555	(188,320)	2,323,962
Herndon Large Cap Value Fund	3,369,141	85,484	(592,116)	2,862,509
M&C Growth Fund	31,773,722	5,907,893	(27,016,572)	10,665,043
TAMRO Diversified Equity Fund	1,954,469	251	(275,939)	1,678,781

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Class I	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase (Decrease) in Shares Outstanding
River Road Dividend All Cap Value Fund	15,887,474	2,343,933	(12,706,308)	5,525,099
River Road Dividend All Cap Value Fund II	6,086,481	70,708	(364,705)	5,792,484
Fairpointe Mid Cap Fund	23,358,073	1,027,797	(13,678,107)	10,707,763
LMCG Small Cap Growth Fund	595,578	5,342	(92,943)	507,977
River Road Independent Value Fund (a)	11,939,790	1,729,407	(9,727,757)	3,941,440
River Road Select Value Fund	6,134,305	1,237,782	(6,524,564)	847,523
River Road Small Cap Value Fund	3,987,576	913,112	(7,768,151)	(2,867,463)
Sillvercrest Small Cap Fund	1,662,372	8,931	(122,970)	1,548,333
TAMRO Small Cap Fund (b)	8,715,782	2,234,145	(9,190,853)	1,759,074
DoubleLine Core Plus Fixed Income Fund	5,482,743	397,260	(5,039,350)	840,653
TCH Fixed Income Fund	116,289	35,075	(267,227)	(115,863)
Anchor Capital Enhanced Equity Fund	4,030,307	220,773	(6,308,808)	(2,057,728)
Lake Partners LASSO Alternatives Fund	16,747,896	259,746	(6,288,030)	10,719,612
River Road Long-Short Fund (c)	6,329,701	—	(420,651)	5,909,050
Barings International Fund	1,521,858	224,097	(5,907,075)	(4,161,120)
LMCG Emerging Markets Fund (d)	341,891	—	—	341,891
Harrison Street Real Estate Fund	33,502	181	(2,189)	31,494
M&C Balanced Fund	6,701	473	(19,931)	(12,757)

(a)	River Road Independent Value Fund had a subscription-in-kind in the amount of $597,549 on March 27, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $258,478, $338,808 and $262, respectively.
(b)	TAMRO Small Cap Fund had a subscription-in-kind in the amount of $2,677,538 on April 25, 2013. The subscription was comprised of securities, cash and dividends accrued in the amounts of $2,657,373, $19,712 and $453, respectively. The Fund also had a redemption-in-kind in the amount of $52,573,290 on January 15, 2013. The redemption was comprised of securities and cash in the amounts of $51,794,423 and $778,867, respectively.
(c)	The inception date for the River Road Long-Short Fund Class I shares is March 4, 2013.
(d)	The inception date for the LMCG Emerging Markets Fund is March 28, 2013.

Class R	Sold	Proceeds From Reinvestment of Distributions	Redeemed	Net Increase in Shares Outstanding
M&C Growth Fund	83,728	21,706	(99,541)	5,893

Note (E) Investment Transactions: Aggregate purchases and proceeds from sales and maturities of investment securities (other than short-term investments) for the year ended October 31, 2014 were as follows:

	Aggregate Purchases		Proceeds from Sales

	U.S. Government	Other	U.S. Government	Other
Cornerstone Large Cap Value Fund	$—	$124,706,499	$—	$33,015,276
Herndon Large Cap Value Fund	—	129,877,026	—	108,695,592
M&C Growth Fund	—	2,184,456,459	—	3,833,584,349
TAMRO Diversified Equity Fund	—	22,196,986	—	35,311,114
River Road Dividend All Cap Value Fund	—	380,771,420	—	529,430,397
River Road Dividend All Cap Value Fund II	—	65,442,144	—	31,466,926
Fairpointe Mid Cap Fund	—	2,772,696,137	—	2,667,369,801
M&C Mid Cap Growth Fund	—	3,653,557	—	4,570,516
LMCG Small Cap Growth Fund	—	62,337,920	—	57,946,395
River Road Independent Value Fund	—	189,512,034	—	285,667,577
River Road Select Value Fund	—	128,262,211	—	150,271,191
River Road Small Cap Value Fund	—	183,361,282	—	186,146,427
Silvercrest Small Cap Fund	—	46,955,559	—	15,779,127
TAMRO Small Cap Fund	—	791,052,495	—	1,257,365,226
DoubleLine Core Plus Fixed Income Fund	81,536,852	78,463,412	72,801,286	89,120,545
TCH Fixed Income Fund	9,044,325	9,136,181	2,967,601	17,696,837
Anchor Capital Enhanced Equity Fund	—	107,548,579	—	74,869,642
Lake Partners LASSO Alternatives Fund	—	256,949,497	—	224,654,975
River Road Long-Short Fund	—	589,982,610	—	537,588,175
Barings International Fund	—	15,014,192	—	29,934,586
Guardian Capital Global Dividend Fund	—	4,650,951	—	586,272
LMCG Emerging Markets Fund	—	2,461,485	—	2,625,454
Pictet International Fund	—	12,399,641	—	2,240,376
Harrison Street Real Estate Fund	—	21,105,881	—	22,085,133
M&C Balanced Fund	681,489	5,469,588	290,815	9,566,160

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Note (F) Redemption Fees: In accordance with the prospectus, certain Funds may assess a redemption fee on Fund share redemptions and exchanges within specified time periods. The redemption fees are indicated in the following table for the year ended October 31, 2014 and are included in the Cost of Shares Redeemed on the Statements of Changes in Net Assets:

Fund Name	Time Period	Amount
Barings International Fund	2% Within 90 Days	$2,418
Guardian Capital Dividend Fund	2% Within 90 Days	—
LMCG Emerging Markets Fund	2% Within 90 Days	—
Pictet International Fund	2% Within 90 Days	—
Harrison Street Real Estate Fund	2% Within 90 Days	1,361

Note (G) Advisory, Administration, Distribution Services and Trustee Agreements:

Advisory. Aston serves as investment adviser and administrator to the Funds. Under the terms of the investment advisory agreement for the Funds (the “Investment Advisory Agreement”), fees are accrued daily and paid monthly, at specified annual rates of average daily net assets. The factors considered by the Board of Trustees in approving the current Investment Advisory Agreement are included in the Funds’ annual or semi-annual report to shareholders covering the period during which the approval occurred.

Certain Funds are subject to an expense limitation agreement with the Adviser, pursuant to which annual ordinary operating expenses for Class N and Class I shareholders are capped at certain specified annual rates of average daily net assets. There are no contractual expense limitations for Class R shareholders.

The contractual expense limitations for the Funds are effective through February 28, 2015, except as noted below. The advisory rates and contractual expense limitations for the year ended October 31, 2014 were as follows:

		Contractual Expense Limitations
Fund Name	Advisory Fees	Class N	Class I
Cornerstone Large Cap Value Fund	0.80%	1.30%	1.05%
Herndon Large Cap Value Fund	0.80%	1.30%(a)	1.05%(a)
M&C Growth Fund	0.80% on first $800,000,000
	0.60% over $800,000,000 up to $6 billion
	0.55% over $6 billion up to $12 billion 0.50% over $12 billion	N/A	N/A
TAMRO Diversified Equity Fund	0.80%	1.20%	0.95%
River Road Dividend All Cap Value Fund	0.70%	1.30%	1.05%
River Road Dividend All Cap Value Fund II	0.70%	1.30%(a)	1.05%(a)
Fairpointe Mid Cap Fund	0.80% on first $100,000,000
	0.75% next $300,000,000
	0.70% over $400,000,000	N/A	N/A
M&C Mid Cap Growth Fund	0.85%	1.25%(a)	1.00%(a)(b)
LMCG Small Cap Growth Fund	1.00%	1.35%(a)	1.10%(a)
River Road Independent Value Fund	1.00%	1.42%(a)	1.17%(a)
River Road Select Value Fund	1.00%	1.50%	1.25%
River Road Small Cap Value Fund	0.90%	N/A	N/A
Silvercrest Small Cap Growth	1.00%	1.40%(a)	1.15%(a)
TAMRO Small Cap Fund	0.90%	N/A	N/A
DoubleLine Core Plus Fixed Income Fund	0.55%	0.94%(a)	0.69%(a)
TCH Fixed Income Fund	0.55%	0.94%	0.69%
Anchor Capital Enhanced Equity Fund	0.70%	1.40%	1.15%
Lake Partners LASSO Alternatives Fund	1.00%	1.45%(a)	1.20%(a)
River Road Long-Short Fund	1.20%	1.70%(a)	1.45%(a)
Barings International Fund	1.00%	1.40%(a)	1.15%(a)
Guardian Capital Global Dividend Fund (c)	0.80%	1.30%(a)	1.05%(a)
LMCG Emerging Markets Fund (d)	1.05%	1.43%(a)	1.18%(a)
Pictet International Fund (c)	0.90%	1.40%(a)	1.15%(a)
Harrison Street Real Estate Fund	1.00%	1.37%	1.12%
M&C Balanced Fund	0.75%	1.35%	1.10%

(a)	Pursuant to a contractual expense reimbursement agreement between the Adviser and the Trust, with respect to the Fund for a period up to three years from the end of the fiscal year end during which fees were waived or expenses were reimbursed, the Adviser is entitled to be reimbursed by the Fund for previously waived fees and reimbursed expenses, from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s expense ratio (not including interest, taxes, other investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses) remains below the operating expense cap after such reimbursement. The contractual expense limitation is in effect through February 28, 2015 for the Funds except for Guardian Capital Global Dividend Fund and Pictet International Fund, which is through April 9, 2015, and M&C Mid Cap Growth Fund Class I Shares, which is through May 31, 2015.
(b)	The inception date for M&C Mid Cap Growth Fund Class I is May 14, 2014.
(c)	The inception date for the Guardian Capital Global Dividend Fund and Pictet International Fund is April 14, 2014.
(d)	Prior to July 1, 2014 the contractual expense limitation was 1.65% and 1.40% for Class N and Class I, respectively.

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Pursuant to a contractual expense reimbursement agreement between the Adviser and the Trust, for a period of up to three years from the fiscal year end during which the Adviser waived its advisory fees or reimbursed expenses for each of Herndon Large Cap Value Fund-Classes N and I, River Road Dividend All Cap Value Fund II-Classes N and I, M&C Mid Cap Growth Fund-Classes N and I, LMCG Small Cap Growth Fund-Classes N and I, River Road Independent Value Fund-Classes N and I, River Road Select Value Fund-Classes N and I, Silvercrest Small Cap Fund-Classes N and I, DoubleLine Core Plus Fixed Income Fund-Classes N and I, Lake Partners LASSO Alternatives Fund-Classes N and I, River Road Long-Short Fund-Classes N and I, Barings International Fund-Classes N and I, Guardian Capital Global Dividend Fund-Classes N and I, LMCG Emerging Markets Fund-Classes N and I, and Pictet International Fund-Classes N and I, the Adviser is entitled to be reimbursed by each Fund for such previously waived fees and reimbursed expenses from commencement of operations through the completion of the first three full fiscal years, to the extent that each Fund’s expense ratio (not including interest, taxes, other investment-related costs (such as brokerage commissions), extraordinary expenses and acquired fund fees and expenses) remains below the operating expense cap after such reimbursement.

The cumulative reimbursement amounts as of October 31, 2014 that are entitled to be recouped for each Fund are as follows:

	Expiration
	2015	2016	2017
Herndon Large Cap Value Fund	$42,793	$—	N/A
River Road Dividend All Cap Value Fund II	—	—	$—
LMCG Small Cap Growth Fund	123,269	157,143	131,012
Silvercrest Small Cap Fund	147,166	116,435	108,554
River Road Independent Value Fund	143,528	59,855	25,960
DoubleLine Core Plus Fixed Income Fund	389,195	205,067	183,865
Lake Partners Lasso Alternatives Fund	—	N/A	N/A
River Road Long-Short Fund	104,143	76,699	—
LMCG Emerging Markets Fund	N/A	119,333	173,395
Pictet International Fund(1)	N/A	N/A	102,208
Guardian Capital Global Dividend Fund(1)	N/A	N/A	89,764

Total	$950,094	$734,532	$814,758

(1)	The Fund commenced operations in the current fiscal year.

For the year ended October 31, 2014, the Adviser was reimbursed $103,793 by the Herndon Large Cap Value Fund, $95,878 by the River Road Dividend All Cap Value Fund II, $87,814 by the Lake Partners LASSO Alternatives Fund and $103,715 by the River Road Long-Short Fund for recoupment of prior year fee waivers. No other Fund in the above table reimbursed the Adviser for the period.

During the year ended October 31, 2013, the following Fund was reimbursed by the Subadviser for losses incurred on transactions not meeting the Fund’s investment guidelines:

Capital Contribution
Harrison Street Real Estate Fund	$96

On July 1, 2014, BNY Mellon contributed $514 of capital to the following Fund to mitigate the negative impact to Shareholders from an incorrect calculation of net asset value.

Capital Contribution
Lake Partners LASSO Alternative	$514

The Adviser manages each Fund by retaining one or more Subadvisers to manage each Fund, as follows:

Fund	Subadviser
Cornerstone Large Cap Value Fund	Cornerstone Investment Partners, LLC
Herndon Large Cap Value Fund	Herndon Capital Management, LLC
M&C Growth Fund	Montag & Caldwell, LLC
TAMRO Diversified Equity Fund	TAMRO Capital Partners LLC
River Road Dividend All Cap Value Fund	River Road Asset Management, LLC
River Road Dividend All Cap Value Fund II	River Road Asset Management, LLC
Fairpointe Mid Cap Fund	Fairpointe Capital LLC
M&C Mid Cap Growth Fund	Montag & Caldwell, LLC
LMCG Small Cap Growth Fund	Lee Munder Capital Group, LLC
River Road Independent Value Fund	River Road Asset Management, LLC
River Road Select Value Fund	River Road Asset Management, LLC
River Road Small Cap Value Fund	River Road Asset Management, LLC
Silvercrest Small Cap Fund	Silvercrest Asset Management Group LLC
TAMRO Small Cap Fund	TAMRO Capital Partners LLC
DoubleLine Core Plus Fixed Income Fund	DoubleLine Capital LP
TCH Fixed Income Fund	Taplin, Canida & Habacht, LLC
Anchor Capital Enhanced Equity Fund	Anchor Capital Advisors LLC
Lake Partners LASSO Alternatives Fund	Lake Partners, Inc.
River Road Long-Short Fund	River Road Asset Management, LLC
Barings International Fund	Baring International Investment Limited
Guardian Capital Global Dividend Fund	Guardian Capital LP
LMCG Emerging Markets Fund	Lee Munder Capital Group, LLC
Pictet International Fund	Pictet Asset Management Limited
Harrison Street Real Estate Fund	Harrison Street Securities, LLC
M&C Balanced Fund	Montag & Caldwell, LLC

Subadvisory fees are paid monthly by Aston. The factors considered by the Board of Trustees in approving the current sub-investment advisory agreements for the Funds (each, a “Sub-Investment Advisory Agreement”) are included in the additional information section of the Funds’ annual or semi-annual report to shareholders covering the period in which such approval occurred.

Matters Related to AMG. Effective May 30, 2014, Aston became an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), the interests in which are held by AMG through its wholly-owned subsidiary, AMG Funds LLC (the “Transaction”). As part of the Transaction, Aston was converted to a Delaware limited liability company and changed its name to “Aston Asset Management, LLC.”

As required by the 1940 Act, the investment advisory agreement for each Fund provides for its automatic termination in the event of its assignment, which in turn causes the automatic termination of the subadvisory agreement. The completion of the Transaction constituted an “assignment” as that term is defined under the 1940 Act, of each Fund’s then current investment advisory

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agreement. At an in-person meeting held on December 18-19, 2013, (and March 20, 2014 with respect to the Guardian Global Dividend Fund and Pictet International Fund) the Board of Trustees (the “Board”), including all of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Interested Trustees”) approved a new investment advisory agreement and subadvisory agreements with respect to each Fund on substantially the same terms as currently in effect, including the fee rates payable under the agreements. In addition, the new investment advisory agreement was approved by the shareholders of each Fund other than Harrison Street Real Estate Fund and TAMRO Diversified Equity Fund at the Funds’ special meeting of shareholders held on April 17, 2014; by the shareholders of Harrison Street Real Estate Fund at the reconvened special meeting of shareholders held on April 30, 2014; and by the shareholders of TAMRO Diversified Equity Fund at the reconvened special meeting of shareholders held on May 28, 2014.

The new Investment Advisory Agreement and Sub-Investment Advisory Agreement(s) with respect to each Fund took effect on May 30, 2014.

River Road Transaction. River Road Asset Management, LLC (“River Road”) serves as the Subadviser to the River Road Dividend All Cap Value Fund, River Road Dividend All Cap Value Fund II, River Road Independent Value Fund, River Road Long-Short Fund, River Road Select Value Fund and River Road Small Cap Value Fund (each, a “River Road Fund” and collectively, the “River Road Funds”) pursuant to sub-investment advisory agreements between Aston and River Road. Effective as of June 30, 2014, AMG, the parent company of Aston acquired an indirect, majority equity interest in River Road, while River Road’s existing management team holds a substantial minority equity interest in River Road. The River Road transaction did not result in any material changes in River Road’s management, personnel or investment processes, the way in which River Road manages the River Road Funds or the fees and expenses of the River Road Funds.

As required by the 1940 Act, the sub-investment advisory agreement for each Fund provides for its automatic termination in the event of its assignment. The completion of the River Road Transaction and the related issuance of equity to management was deemed to constitute an “assignment,” as that term is defined in the 1940 Act. The Board, including all the Interested Trustees, met in-person on March 20, 2014 and approved a new sub-investment advisory agreement with respect to each River Road Fund on substantially the same terms as currently in effect, including the fee rates payable under the agreements (the “River Road Sub-Advisory Agreements”).

The River Road Sub-Advisory Agreements were approved by shareholders of each River Road Fund, other than River Road Select Value Fund, at a special meeting of shareholders held on June 18, 2014, and by the shareholders of the River Road Select Value Fund at the reconvened special meeting of shareholders held on June 25, 2014.

The River Road Sub-Advisory Agreements with respect to each River Road Fund took effect on June 30, 2014.

A discussion regarding the Board’s basis for approving the investment advisory and sub-investment advisory agreements, as applicable, in connection with the Transaction and the River Road Transaction, respectively, are available in the additional information section of the Funds’ semi-annual Report dated April 30, 2014.

Administration. Under the terms of the administration agreement between the Trust and Aston, the Funds’ administrator (the “Administration Agreement”), administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance-related expenses. The administration fee arrangement is as follows:

Administration Fees at Trust Level	Annual Rate

First $7.4 billion	0.0437%
Over $7.4 billion	0.0412%

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between Aston and BNY Mellon (the “Sub-Administration Agreement”). Under the terms of the Sub-Administration Agreement, sub-administration fees (inclusive of tax services fees), which are paid by Aston, are accrued daily and paid monthly, at a rate of 0.0167% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund. The fees may be subject to an annual increase by BNY Mellon, in an amount not to exceed the cumulative percentage increase in the Consumer Price Index for All Urban Consumers (CPI-U) U.S. City Average, all items (unadjusted) published since the last such increase in fees. The last such annual increase, of 1.5%, was effective October 1, 2014.

Distribution Services. Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter and distributor of the Funds’ shares. Pursuant to Rule 12b-1 distribution and service plans (the “Plans”) adopted by the Funds, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund’s Class N average daily net assets and 0.50% of each participating Fund’s Class R average daily net assets. The Class I shares do not have Rule 12b-1 plans. Effective January 1, 2012, and ending October 31, 2013, the TCH Fixed Income Fund 12b-1 fee was reduced to 0.15%. Effective January 1, 2012 M&C Balanced Fund reduced its 12b-1 fees to 0.10%.

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Notes to Financial Statements – continued

Trustees. The Trustees of the Trust who are not affiliated with the Adviser or Subadviser receive an annual retainer and per meeting fees, and they are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. The Chairman of the Board and Committee Chairs receive additional retainers. No officer or employee of the Adviser, of a Subadviser, or of their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices, except that the Funds compensate the Administrator for providing an officer to serve as the Funds’ Chief Compliance Officer. The aggregate remuneration paid to the Trustees during the year ended October 31, 2014 was $912,625.

Affiliated Investments: Certain Funds may invest in affiliated funds subject to compliance with each Fund’s policies.

A summary of each Fund’s investment, as applicable, in affiliated funds for the year ended October 31, 2014, is as follows:

DoubleLine Core Plus Fixed Income Fund

Underlying Fund	Proceeds from Sales	Market Value 10/31/2014	Dividend Income	Realized Gain
DoubleLine Floating Rate Fund	$2,000,000	$2,514,243	$100,845	16,745

Note (H) Credit Agreement: Effective July 6, 2010 and as amended August 29, 2014, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each series of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25% or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on out standing Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25% or the One Month LIBOR Rate plus 1.25%. The Trust pays a commitment fee on the unutilized commitment amount of 0.12% per annum, included in Other Expenses on the Statement of Operations. The Funds did not utilize the line of credit during the year ended October 31, 2014.

Note (I) Fully FDIC-insured Uninvested Deposit Balance Program: Effective July 3, 2012, the Trust entered into a program under which cash that was then held in custody and trust accounts by the Bank, as custodian for the Trust, would be held in non-interest bearing transaction accounts at the Bank that were fully covered by the FDIC. River Road Independent Value Fund accrued Earnings Credits to offset the Funds’ respective custody and transfer agency fees (including overdraft charges) based on the specified Earnings Credit Rate. The Earnings Credit Rate was 8 basis points on positive balances, subject to adjustment by the Bank. The term of this agreement was June 1, 2012, through December 31, 2012. At October 31, 2014, the Fund’s accrued Earnings Credits are as follows:

Fund	Earnings Credit to Custody and Transfer Agency Fees
River Road Independent Value Fund	$30,229

Note (J) Significant Concentrations: Certain Funds may invest a significant percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Note (K) Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

174

Aston Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Aston Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aston Funds (the “Trust”) (comprising, respectively, ASTON/Cornerstone Large Cap Value Fund, ASTON/Herndon Large Cap Value Fund, ASTON/Montag & Caldwell Growth Fund, ASTON/TAMRO Diversified Equity Fund, ASTON/River Road Dividend All Cap Value Fund, ASTON/River Road Dividend All Cap Value Fund II, ASTON/Fairpointe Mid Cap Fund, ASTON/Montag & Caldwell Mid Cap Growth Fund, ASTON/LMCG Small Cap Growth Fund, ASTON/River Road Independent Value Fund, ASTON/River Road Select Value Fund, ASTON/River Road Small Cap Value Fund, ASTON/Silvercrest Small Cap Fund, ASTON/TAMRO Small Cap Fund, ASTON/DoubleLine Core Plus Fixed Income Fund, ASTON/TCH Fixed Income Fund, ASTON/Anchor Capital Enhanced Equity Fund, ASTON/Lake Partners LASSO Alternatives Fund, ASTON/River Road Long-Short Fund, ASTON/Barings International Fund, ASTON/Guardian Capital Global Dividend Fund, ASTON/LMCG Emerging Markets Fund, ASTON/Pictet International Fund, ASTON/Harrison Street Real Estate Fund, ASTON/Montag & Caldwell Balanced Fund, (the “Funds”)) as of October 31, 2014, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Aston Funds at October 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 22, 2014

175

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Additional Information (unaudited)

Form N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the “SEC”) for the Trust’s first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC’s website at www.sec.gov and are available for review and copying at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Proxy Voting: The Trust’s Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust’s Statement of Additional Information, which is available (i) upon request, without charge, by calling 800-992-8151; (ii) on Aston Funds’ website at www. astonfunds.com; and (iii) on the SEC’s website at www.sec.gov. The Funds’ Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds’ website at www.astonfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Shareholder Voting Results: A combined meeting of shareholders of the Trust with respect to each River Road Fund listed below was held on June 18, 2014 for the purpose of approving a new Sub-Investment Advisory Agreement between Aston and each River Road Fund (“Proposal 1”).

The shareholders meeting was reconvened with respect to Proposal 1 for the River Road Select Value Fund on June 25, 2014. Proposal 1 was approved by the shareholders of each Fund. The results of the voting are as follows:

Proposal 1: Approval of a new Sub-Investment Advisory Agreement

	For	Against	Abstain
ASTON/River Road Dividend All Cap Value Fund	70,079,035.820	223,595.594	789,236.308
ASTON/River Road Dividend All Cap Value Fund II	4,448,103.577	70,753.000	69,464.276
ASTON/River Road Independent Value Fund	36,763,420.018	188,774.000	342,557.273
ASTON/River Road Long-Short Fund	11,461,658.947	47,068.000	72,819.000
ASTON/River Road Select Value Fund	12,116,643.402	20,659.000	242,353.000
ASTON/River Road Small Cap Value Fund	14,407,188.103	151,648.130	37,088.260

Tax Information: In accordance with Federal tax law, the following Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2014:

The following are the estimated percentages of the income dividends qualifying for the dividends received deduction available to corporations:

Fund	Percentage
Cornerstone Large Cap Value Fund	100.00%
Herndon Large Cap Value Fund	58.48%
M&C Growth Fund	100.00%
TAMRO Diversified Equity Fund	76.66%
River Road Dividend All Cap Value Fund	70.56%
River Road Dividend All Cap Value Fund II	53.81%
Fairpointe Mid Cap Fund	35.46%
M&C Mid Cap Growth Fund	100.00%
LMCG Small Cap Growth Fund	3.15%
River Road Independent Value Fund	17.17%
River Road Select Value Fund	28.45%

Fund	Percentage
River Road Small Cap Value Fund	26.68%
Silvercrest Small Cap Fund	36.25%
Anchor Capital Enhanced Equity Fund	96.29%
Lake Partners LASSO Alternatives Fund	33.17%
River Road Long-Short Fund	7.08%
Guardian Capital Global Dividend Fund	58.55%
LMCG Emerging Markets Fund	1.10%
Harrison Street Real Estate Fund	4.97%
M&C Balanced Fund	73.15%

For the fiscal year ended October 31, 2014, certain dividends may be subject to a maximum tax rate of 15%, as qualified dividend income (“QDI”) under the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The following percentages of ordinary dividends paid during the fiscal year ended October 31, 2014 are designated as QDI:

Fund	Percentage
Cornerstone Large Cap Value Fund	100.00%
Herndon Large Cap Value Fund	58.72%
M&C Growth Fund	100.00%
TAMRO Diversified Equity Fund	77.68%
River Road Dividend All Cap Value Fund	85.61%
River Road Dividend All Cap Value Fund II	65.61%
Fairpointe Mid Cap Fund	36.48%
M&C Mid Cap Growth Fund	100.00%
LMCG Small Cap Growth Fund	3.13%
River Road Independent Value Fund	21.45%
River Road Select Value Fund	30.65%
River Road Small Cap Value Fund	29.32%
Silvercrest Small Cap Fund	36.25%
Anchor Capital Enhanced Equity Fund	96.27%
Lake Partners LASSO Alternatives Fund	54.00%
River Road Long-Short Fund	9.06%
Barings International Fund	64.61%
Guardian Capital Global Dividend Fund	100.00%
LMCG Emerging Markets Fund	98.62%
Harrison Street Real Estate Fund	4.97%
M&C Balanced Fund	77.20%

Each Fund designates 100%, or if subsequently different, of “QDI” to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the “DRD” for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

176

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Additional Information (unaudited) – continued

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended October 31, 2014. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Herndon Large Cap Value Fund	$7,624,424
M&C Growth Fund	790,235,647
TAMRO Diversified Equity Fund	2,037,493
River Road Dividend All Cap Value Fund	101,691,847
River Road Dividend All Cap Value Fund II	2,890,533
Fairpointe Mid Cap Fund	875,592,505
M&C Mid Cap Growth Fund	1,654,527
LMCG Small Cap Growth Fund	1,049,894
River Road Independent Value Fund	21,662,050
River Road Select Value Fund	29,375,893
River Road Small Cap Value Fund	61,932,508
Silvercrest Small Cap Fund	1,197,826
TAMRO Small Cap Fund	141,931,043
Lake Partners LASSO Alternatives Fund	15,082,490
River Road Long-Short Fund	335,565
Barings International Fund	3,015,632
M&C Balanced Fund	1,807,933

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2015.

Disclosure of Fund Expenses: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The below table illustrates each Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

177

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Additional Information (unaudited) – continued

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the prospectus. If these costs were applied to your account, your costs would be higher.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Cornerstone Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,032.30	1.29%	$6.61
Class I	1,000	1,033.60	1.04%	5.33
Hypothetical 5% Return
Class N	$1,000	$1,018.70	1.29%	$6.56
Class I	1,000	1,019.96	1.04%	5.30
Herndon Large Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,017.50	1.30%	$6.61
Class I	1,000	1,018.90	1.05%	5.34
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
M&C Growth Fund
Actual Fund Return
Class N	$1,000	$1,060.60	1.03%	$5.35
Class I	1,000	1,062.00	0.78%	4.05
Class R	1,000	1,059.50	1.28%	6.64
Hypothetical 5% Return
Class N	$1,000	$1,020.01	1.03%	$5.24
Class I	1,000	1,021.27	0.78%	3.97
Class R	1,000	1,018.75	1.28%	6.51
TAMRO Diversified Equity Fund
Actual Fund Return
Class N	$1,000	$1,083.90	1.20%	$6.30
Class I	1,000	1,084.80	0.95%	4.99
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Class I	1,000	1,020.42	0.95%	4.84
River Road Dividend All Cap Value Fund
Actual Fund Return
Class N	$1,000	$1,057.30	1.09%	$5.65
Class I	1,000	1,058.70	0.84%	4.36
Hypothetical 5% Return
Class N	$1,000	$1,019.71	1.09%	$5.55
Class I	1,000	1,020.97	0.84%	4.28
River Road Dividend All Cap Value Fund II
Actual Fund Return
Class N	$1,000	$1,062.70	1.22%	$6.34
Class I	1,000	1,064.00	0.97%	5.05
Hypothetical 5% Return
Class N	$1,000	$1,019.06	1.22%	$6.21
Class I	1,000	1,020.32	0.97%	4.94
Fairpointe Mid Cap Fund
Actual Fund Return
Class N	$1,000	$1,025.30	1.10%	$5.62
Class I	1,000	1,026.70	0.85%	4.34
Hypothetical 5% Return
Class N	$1,000	$1,019.66	1.10%	$5.60
Class I	1,000	1,020.92	0.85%	4.33
M&C Mid Cap Growth Fund(3)
Actual Fund Return
Class N	$1,000	$1,046.30	1.25%	$6.45
Class I	1,000	1,056.30	1.00%	4.82
Hypothetical 5% Return
Class N	$1,000	$1,018.90	1.25%	$6.36
Class I	1,000	1,020.16	1.00%	5.09

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
LMCG Small Cap Growth Fund
Actual Fund Return
Class N	$1,000	$1,120.70	1.35%	$7.22
Class I	1,000	1,122.90	1.10%	5.89
Hypothetical 5% Return
Class N	$1,000	$1,018.40	1.35%	$6.87
Class I	1,000	1,019.66	1.10%	5.60
River Road Independent Value Fund
Actual Fund Return
Class N	$1,000	$967.10	1.42%	$7.04
Class I	1,000	968.20	1.17%	5.80
Hypothetical 5% Return
Class N	$1,000	$1,018.05	1.42%	$7.22
Class I	1,000	1,019.31	1.17%	5.96
River Road Select Value Fund
Actual Fund Return
Class N	$1,000	$996.60	1.45%	$7.30
Class I	1,000	997.80	1.20%	6.04
Hypothetical 5% Return
Class N	$1,000	$1,017.90	1.45%	$7.37
Class I	1,000	1,019.16	1.20%	6.11
River Road Small Cap Value Fund
Actual Fund Return
Class N	$1,000	$985.40	1.34%	$6.71
Class I	1,000	986.20	1.09%	5.46
Hypothetical 5% Return
Class N	$1,000	$1,018.45	1.34%	$6.82
Class I	1,000	1,019.71	1.09%	5.55
Silvercrest Small Cap Fund
Actual Fund Return
Class N	$1,000	$1,054.80	1.40%	$7.25
Class I	1,000	1,056.80	1.15%	5.96
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
TAMRO Small Cap Fund
Actual Fund Return
Class N	$1,000	$1,053.50	1.31%	$6.78
Class I	1,000	1,055.20	1.06%	5.49
Hypothetical 5% Return
Class N	$1,000	$1,018.60	1.31%	$6.67
Class I	1,000	1,019.86	1.06%	5.40
DoubleLine Core Plus Fixed Income Fund
Actual Fund Return
Class N	$1,000	$1,032.20	0.94%	$4.81
Class I	1,000	1,033.50	0.69%	3.54
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
TCH Fixed Income Fund
Actual Fund Return
Class N	$1,000	$1,024.80	0.94%	$4.80
Class I	1,000	1,026.10	0.69%	3.52
Hypothetical 5% Return
Class N	$1,000	$1,020.47	0.94%	$4.79
Class I	1,000	1,021.73	0.69%	3.52
Anchor Capital Enhanced Equity Fund
Actual Fund Return
Class N	$1,000	$1,017.60	1.18%	$6.00
Class I	1,000	1,018.90	0.93%	4.73
Hypothetical 5% Return
Class N	$1,000	$1,019.26	1.18%	$6.01
Class I	1,000	1,020.52	0.93%	4.74

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Additional Information (unaudited) – continued

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(1)	Expenses Paid During Period(2)
Lake Partners LASSO Alternatives Fund
Actual Fund Return
Class N	$1,000	$999.30	1.42%	$7.16
Class I	1,000	1,000.70	1.17%	5.90
Hypothetical 5% Return
Class N	$1,000	$1,018.05	1.42%	$7.22
Class I	1,000	1,019.31	1.17%	5.96
River Road Long-Short Fund(4)
Actual Fund Return
Class N	$1,000	$987.00	1.70%	$8.51
Class I	1,000	987.90	1.45%	7.27
Hypothetical 5% Return
Class N	$1,000	$1,016.64	1.70%	$8.64
Class I	1,000	1,017.90	1.45%	7.37
Barings International Fund
Actual Fund Return
Class N	$1,000	$957.50	1.40%	$6.91
Class I	1,000	957.50	1.15%	5.67
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
Guardian Capital Global Dividend Fund
Actual Fund Return
Class N	$1,000	$1,025.80	1.30%	$6.64
Class I	1,000	1,027.90	1.05%	5.37
Hypothetical 5% Return
Class N	$1,000	$1,018.65	1.30%	$6.61
Class I	1,000	1,019.91	1.05%	5.35
LMCG Emerging Markets Fund
Actual Fund Return
Class N	$1,000	$1,044.90	1.50%	$7.73
Class I	1,000	1,045.90	1.26%	6.50
Hypothetical 5% Return
Class N	$1,000	$1,017.64	1.50%	$7.63
Class I	1,000	1,018.85	1.26%	6.41
Pictet International Fund
Actual Fund Return
Class N	$1,000	$916.60	1.40%	$6.76
Class I	1,000	918.50	1.15%	5.56
Hypothetical 5% Return
Class N	$1,000	$1,018.15	1.40%	$7.12
Class I	1,000	1,019.41	1.15%	5.85
Harrison Street Real Estate Fund
Actual Fund Return
Class N	$1,000	$1,083.20	1.37%	$7.19
Class I	1,000	1,084.60	1.12%	5.88
Hypothetical 5% Return
Class N	$1,000	$1,018.30	1.37%	$6.97
Class I	1,000	1,019.56	1.12%	5.70
M&C Balanced Fund
Actual Fund Return
Class N	$1,000	$1,044.10	1.20%	$6.18
Class I	1,000	1,044.30	1.10%	5.67
Hypothetical 5% Return
Class N	$1,000	$1,019.16	1.20%	$6.11
Class I	1,000	1,019.66	1.10%	5.60

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) or partial year, if applicable, for the actual return and multiplied by the most recent fiscal half-year for the hypothetical 5% return, then divided by 365. Expense ratios do not include interest expense, if applicable.
(3)	The inception date for the M&C Mid Cap Growth Fund Class I is May 14, 2014.

(4)	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 2.65% and 2.40% for Class N and Class I, respectively and your actual and hypothetical expenses paid during the period would be $13.27 and $13.44 and $12.03 and $12.18 for Class N and Class I, respectively.

179

Aston Funds

October 31, 2014

Additional Information (unaudited) – continued

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board. Information pertaining to the Trustees and officers of the Trust is set forth below. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES
Bruce B. Bingham c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 12/1/48 Trustee	Since 2014	Partner, Hamilton Partners (real estate development firm) (1987-present)	25	Director of The Yacktman Funds, Inc. (2 portfolios); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

William E. Chapman, II c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 9/23/41 Trustee; Independent Chairman	Since 2010	President and Owner, Longboat Retirement Planning Solutions (1998-present); Formerly Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant mutual fund board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Nominating and Governance Committee.

Edward J. Kaier c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 9/23/45 Trustee	Since 2010	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	25	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant experience as a board member of mutual funds; practicing attorney; Chairman of the Trust’s Audit Committee.

180

Aston Funds

October 31, 2014

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Kurt Keilhacker c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 10/5/63 Trustee	Since 2014	Managing Member, TechFund Europe (2000-present); Managing Member, TechFund Capital (1997-Present); Managing Member, Clapham Partners I LLC (2013-present)	25	Trustee of AMG Funds, AMG Funds I, AMG Funds II and: AMG Funds III (45 portfolios); Trustee of Gordon College and Board Member for 6wind SA	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 4/3/50 Trustee	Since 2010	Independent Consultant (2001-present); Formerly, Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	25	Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel. Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)

Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator;

Audit Committee financial expert.

Richard F. Powers III c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 2/2/46 Trustee	Since 2014	Adjunct Professor, Boston College (2011-present) President and CEO of Van Kampen Investments Inc. (1998-2003)	25	Director of Ameriprise Financial Inc. (2005-2009); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Fund III (45 portfolios)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

181

Aston Funds

October 31, 2014

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)
Eric Rakowski c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 6/5/58 Trustee	Since 2010	Professor, University of California at Berkeley School of Law (1990-present)	25	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Victoria Sassine c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 8/11/65 Trustee	Since 2014	Lecturer, Babson College (2007-present)	25	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

Thomas R. Schneeweis c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 5/10/47 Trustee	Since 2010	Professor Emeritus, University of Massachusetts (2013-present); Director, CISDM at the University of Massachusetts, (1996-2013); President, TRS Associates (1982-present); President, Alternative Investment Analytics, LLC (formerly Schneeweis Partners, LLC) (2001-2013); Partner, S Capital Management, LLC (2007-present); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004- 2010)	25	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant experience as a board member of mutual funds; professor Emeritus of finance; significant executive experience with several investment partnerships.

182

Aston Funds

October 31, 2014

Additional Information (unaudited) – continued

Name, Address, Age and Position(s) with Trust	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES
Christine C. Carsman[3] c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 DOB: 4/2/52	Since 2014	Senior Vice President (2007-present) and Deputy General Counsel (2011-present); Senior Vice President and Chief Regulatory Counsel Affiliated Managers Group, Inc. (2007-2011), Vice President (2004-2007), and Chief Regulatory Counsel, Affiliated Managers Group, Inc.; Chief Legal Officer, Aston Funds (2010-2014); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	25	Trustee of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (45 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as Chief Legal Officer.

OFFICER(S) WHO ARE NOT TRUSTEES
Stuart D. Bilton, CFA c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 68 Chief Executive Officer and President	Chief Executive Officer since 2010, President since 2014	Chief Executive Officer and Chairman, Aston Asset Management, LLC (2006- present)	N/A	N/A	N/A

Gerald F. Dillenburg, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 48 Senior Vice President, Secretary, Chief Operating Officer and Chief Compliance Officer	Since 1996	Chief Compliance Officer, Aston Asset Management, LLC (2006-present); Chief Financial Officer, Aston Asset Management, LLC (2006-2010)	N/A	N/A	N/A

Laura M. Curylo, CPA c/o Aston Funds 120 N. LaSalle Street Chicago, IL 60602 Age: 46 Chief Financial Officer and Treasurer	Since 2010	Chief Financial Officer, Aston Asset Management, LLC (2010-present); Vice President and Controller, Aston Asset Management, LLC (2006-present)	N/A	N/A	N/A

[1]

A Trustee serves for an indefinite term until the earliest of: (i) removal by two-thirds of the Board or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust, or (iv) the last day of the fiscal year in which he attains the age of 75 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board, (ii) resignation, death or incapacity, or (iii) the election and qualification of their successors, in accordance with the By-Laws of the Trust.

[2]	The term “Fund Complex” includes all series of Aston Funds.
[3]

“Interested person” of the Trust as defined in the 1940 Act. Ms. Carsman is considered an “interested person” because of her affiliation with Affiliated Managers Group, Inc., the ultimate parent of the investment adviser, and related entities.

183

Aston Funds

ADVISER

Aston Asset Management, LLC

120 N. LaSalle Street, 25th Floor

Chicago, IL 60602

SUBADVISERS

Anchor Capital Advisors LLC

One Post Office Square, Suite 3850

Boston, MA 02109

Baring International Investment Limited

155 Bishopsgate

London, EC2M 3XY UK

Cornerstone Investment Partners, LLC

Phipps Tower

3438 Peachtree Road NE, Suite 900

Atlanta, GA 30326

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Fairpointe Capital LLC

One North Franklin, Suite 3300

Chicago, IL 60606

Guardian Capital LP

199 Bay Street, Suite 3100

Toronto, ON, M5L 1E8

Harrison Street Securities, LLC

71 South Wacker Drive, Suite 3575

Chicago, IL 60606

Herndon Capital Management, LLC

191 Peachtree Street, NE, Suite 2500

Atlanta, GA 30303

Lake Partners, Inc.

4 High Ridge Park, Suite 300

Stamford, CT 06905

Lee Munder Capital Group, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

SUBADVISERS - continued

Montag & Caldwell, LLC

3455 Peachtree Road NE, Suite 1200

Atlanta, GA 30326

Pictet Asset Management Limited

120 London Wall

London, EC2Y 5ET UK

River Road Asset Management, LLC

Meidinger Tower, Suite 1600

462 South Fourth Street

Louisville, KY 40202

Silvercrest Asset Management Group LLC

1330 Avenue of the Americas, 38th Floor

New York, NY 10019

TAMRO Capital Partners LLC

1701 Duke St., Suite 250

Alexandria, VA 22314

Taplin, Canida & Habacht LLC

1001 Brickell Bay Drive, Suite 2100

Miami, FL 33131

SHAREHOLDER SERVICES

Aston Funds

P.O. Box 9765

Providence, RI 02940

DISTRIBUTOR

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

OFFICERS

Stuart D. Bilton, President and Chief Executive Officer

Gerald F. Dillenburg, Senior Vice President and Secretary, Chief Operating Officer and Chief Compliance Officer

Laura M. Curylo, Treasurer and Chief Financial Officer

Juli A. Braun, Assistant Treasurer

Michael A. Cozzi, Assistant Treasurer

James A. Dimmick, Assistant Secretary

Marc J. Peirce, Assistant Secretary

Diana R. Podgorny, Assistant Secretary

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Vedder Price P.C.

222 N. LaSalle Street

Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

155 N. Wacker Drive

Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800-992-8151.

184

Guide to Shareholder Benefits

We’re delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. – 7 p.m. Eastern Time.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For Class N shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we’ll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEBSITE

You can open a new account, access account balances, view statements, obtain fund information, and make transactions online 24 hours a day, 7 days a week.

www.astonfunds.com

Our Automated Shareholder Services Line Is at Your Service 24 Hours a Day
800-992-8151

Investor Services

Associates are available to assist you Monday – Friday 9 a.m. to 7 p.m., Eastern Time. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

Aston Funds

P.O. Box 9765

Providence, RI 02940

ATAN 14

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Edward J. Kaier is qualified to serve as the registrant’s audit committee financial expert and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $444,500 for 2014 and $403,670 for 2013.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $28,200 for 2014 and $26,910 for 2013. Such fees were related to agreed upon procedures for the April 30, 2014 and April 30, 2013 unaudited semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning $0 for 2014 and $0 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Audit Committee Charter, the Audit Committee shall:

1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.[1]

•     The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

2.     Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[2] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Funds.[3]

1 Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2 “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

[3]	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

(a)	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•     The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) N/A

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aston Funds

By (Signature and Title)*	/s/ Stuart D. Bilton
Stuart D. Bilton, Chief Executive Officer and President
(principal executive officer)

Date	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stuart D. Bilton
Stuart D. Bilton, Chief Executive Officer and President
(principal executive officer)

Date	December 31, 2014

By (Signature and Title)*	/s/ Laura M. Curylo
Laura M. Curylo, Treasurer and Chief Financial Officer
(principal financial officer)

Date	December 31, 2014

*	Print the name and title of each signing officer under his or her signature.